UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06557

                                STI CLASSIC FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                                 2 Oliver Street
                                Boston, MA 02109
               (Address of principal executive offices) (Zip code)

                         Trusco Capital Management, Inc.
                            50 Hurt Plaza; Suite 1400
                             Atlanta, Georgia 30303
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-428-6970

                      DATE OF FISCAL YEAR END: MAY 31, 2004

                     DATE OF REPORTING PERIOD: MAY 31, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.

[GRAPHIC OMITTED]

                                     ANNUAL
                                     ...........................................

                                     FINANCIAL REPORT
                                     ...........................................

                                     STI CLASSIC EQUITY FUNDS
                                     ...........................................

                                     A Family of Mutual Funds
                                     ...........................................









                                     May 31, 2004



                                              [STI Classic LOGO OMITTED]

                                                 BACKED BY TRADITION.
                                            STRENGTHENED BY EXPERIENCE.(SM)

Dear Valued STI Classic Funds Shareholder:

For investors, the year ending May 31, 2004 was decidedly brighter and a welcome change from the post-bubble weakness that began in early 2000. The economy grew at an above-average pace, helped significantly by lower interest rates and tax rebates. This in turn lifted corporate profits and equity prices, both domestic and international. However, bond yields bottomed during the year in response to the risks associated with a strengthening economy. I will expand on these developments in the following paragraphs and share Trusco Capital's outlook.
Generally, after a period of vulnerability, the character of the economic expansion and the markets appear poised to shift to a more "traditional," sustained, cyclical nature, which historically has been favorable for the equity markets.

Economic growth during the past year was very strong, statistically speaking. Available data showed inflation-adjusted growth of nearly 5% on a year-over-year basis, matching the best periods of the record expansion of the 1990s. However, much of the growth could be traced directly to the massive and simultaneous stimulus from federal tax cuts and rebates and low mortgage and bond yields. While this stimulus was an essential element to increased spending, the expansion was not yet self-sustaining, and so was viewed as vulnerable to setbacks. Sales growth improved as did corporate profits, but the rebound in earnings was due in large part to corporate self-help measures that were manifested in improved productivity. A resumption of job growth was seen as the litmus test to sustainability. This potential vulnerability, combined with low core inflation, kept Federal Reserve interest rate policy accommodative during the year, with the key Fed Funds rate holding at 1%; the lowest level since 1958.

The S&P 500 Index rose 18.33% on a total return basis in the year ended May 31, 2004, with the bulk of the rise concentrated in the third and fourth quarters of last year. Mid-cap and small-cap stocks were even stronger, with the S&P Mid Cap 400 Index posting a 26.73% gain and the Russell 2000 Index rising 30.29%. On the international front, the MSCI EAFE Index gained 32.66%. Cyclically sensitive sectors led the market as did those closely linked to commodities. The Materials, Energy, Industrials, and Information Technology sectors each rose more than 20% during the twelve months ended May 31, 2004, while Consumer Discretionary and Finance stocks also posted above market returns. The above average gains in the commodity price sensitive sectors helped the Value style generally outperform the Growth style for the period. A final theme that dominated market performance during the year was a sharp rebound in stocks with no earnings and/or weak financial quality. This frustrated investors investing in higher quality companies with strong balance sheets and visible earnings growth.

In the fixed-income markets bond yields moved higher over the course of the twelve months, though intra-year volatility was significant. The yield on the 10-year Treasury note fell to as low as 3.11% in June 2003 and rose as high as 4.86% just before the close of the fiscal year in May. However, the steady Federal Reserve policy kept short-term rates constant causing the yield differential between long and short maturity bonds to rise to near record levels. The Lehman U.S. Aggregate Bond Index fell a modest 0.44% during the year ending May 31, 2004, though longer-term bonds such as the 10-year Treasury note were considerably weaker falling over 5%. The stronger economy helped credit-sensitive sectors such as High Yield perform well, while Treasury securities generally underperformed.

As we look ahead the economic expansion looks both solid and sustainable, and is capable of supporting further gains in corporate profits and in equity prices. A key reason for this was the resumption of job growth in 2004, following an uncomfortably long drought which kept interest rate policy stimulative. However the pace of growth is likely to slow as the stimulative benefits of tax rebates and mortgage financing subside. Inflation pressures will increase from their historically low level, putting pressure on the Federal Reserve to begin raising interest rates following a protracted period of stimulus. Bond yields are likely to rise further as the Federal Reserve starts to apply monetary restraint, but the pace of rate hikes is expected to be gradual as long as inflation pressures do not escalate sharply. We remain cyclically overweight in stocks within our asset allocation mix, but recognize volatility could increase once the Fed begins raising interest rates.

Adherence to investment disciplines and greater price sensitivity on stocks will be much more important in the years ahead, as I have mentioned before, particularly if there is a meaningful rise in interest rates. The cornerstone of our investment philosophy is diversification and execution of the disciplined investment process by experienced investment professionals. I encourage you to read through the remainder of the report, as it contains comments from our fund managers on specific investment sectors and styles. Trusco has excellent fund managers and I am sure you will find their insights valuable.

In closing, I want to take this opportunity to thank you for investing in the STI Classic Funds. We value the relationship we have with you and look forward to expanding it in the coming year through continued investment excellence and a broader array of investment alternatives.

                                             Sincerely,

                                             /s/Douglas S. Phillips

                                             Douglas S. Phillips, CFA
                                             Chief Investment Officer

                    STI CLASSIC AGGRESSIVE GROWTH STOCK FUND
                    ----------------------------------------


The STI Classic Aggressive Growth Stock Fund ("the Fund") was added to the STI Classic lineup February 23, 2004. The Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" investment approach, we identify companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, competitive positioning, pricing flexibility, and diversified product offerings in conjunction with stock price appreciation potential help establish the foundation for the weighting of each security within the Fund and the resulting exposure to specific industries and economic sectors.

Since the initiation of the Fund, macro economic and geopolitical issues have dominated the investing environment. After a brief rally late in February, the Fund experienced successive negative returns in March and April, rebounding during the last weeks of May. From inception through May 31, 2004, the Fund's T Shares returned 0% compared to -0.83% for the Russell 3000(R) Growth Index.

Stock selection in Consumer Discretionary and Technology sectors led the Fund's relative outperformance. Consumer-driven and internet-related fund holdings were top aggregate contributors. Firming ad spending (increasingly via online vehicles), a rebounding economy and unflagging spending patterns were primary drivers to strength in the Consumer Discretionary sector. Supported by exceptional earnings reports, Fund Technology holdings produced broad-based gains (since Fund inception) significantly ahead of benchmark issues. However, weakness in Health Care and Telecommunications issues kept the Fund's performance in check. Health care declined late in the period lacking event catalysts, and the Fund's only telecommunications holding posted a negative return due to uncertainty pending a FCC ruling on spectrum expansion for its wireless data strategy.

Better-than-expected growth across many sectors has yet to translate into comparable stock price performance. Looking forward, we are encouraged as corporate America exhibits signs of improving health with strong operating margins, large cash balances and a renewed propensity to hire. Our task remains the same: focus on fundamental research to uncover unique growth companies exhibiting rewarding investment potential for the Fund.

                                             /s/Nancy Zevenbergen

                                             Nancy Zevenbergen, CFA
                                             Co-Portfolio Manager



                                             /s/Brooke de Boutray

                                             Brooke de Boutray, CFA
                                             Co-Portfolio Manager



                                             /s/Leslie Tubbs

                                             Leslie Tubbs, CFA
                                             Co-Portfolio Manager

T SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIOD ENDED MAY 31, 2004)

--------------
  Cumulative
  Inception
   to Date
--------------
    0.00%
--------------

[Line Graph omitted] Plot points are as follows:

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

             STI Classic Aggressive
               Growth Stock Fund,               Russell 3000
                    T Shares                    Growth Index
2/29/04              10,000                        10,000
5/04                  9,950                         9,870


A SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIOD ENDED MAY 31, 2004)

--------------
  Cumulative
  Inception
   to Date
--------------
   -0.10%       Without Load
--------------
   -3.85%       With Load
--------------

[Line Graph omitted] Plot points are as follows:

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

             STI Classic Aggressive
               Growth Stock Fund,               Russell 3000
                    A Shares                    Growth Index
2/29/04               9,625                        10,000
5/04                  9,567                         9,870


L SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIOD ENDED MAY 31, 2004)

--------------
  Cumulative
  Inception
   to Date
--------------
   -0.30%       Without CDSC
--------------
   -2.29        With CDSC
--------------

[Line Graph omitted] Plot points are as follows:

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

             STI Classic Aggressive
               Growth Stock Fund,               Russell 3000
                    L Shares                    Growth Index
2/29/04              10,000                        10,000
5/04                  9,722                         9,870


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Commenced operations on February 23, 2004.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            STI CLASSIC BALANCED FUND
                            -------------------------


The STI Classic Balanced Fund ("the Fund") seeks to provide both current income and growth in capital by investing in a blend of investment grade bonds and high quality large/midcap common stocks. Typically the Fund's asset allocation to bonds is 40% to 50% of the total portfolio, while common stocks are the balance, or 50% to 60% of assets. In this manner, the goal is to provide shareholders with an attractive and somewhat less volatile total investment return over longer time periods. Total return is defined as the current income from interest or dividends as well as changes in the value of assets held in the portfolio.

Bond returns and stock returns continued to move in opposite directions over the past 12 months. For bond investors, grown comfortable with both a 20-year long bull market as well as a 31/2 year shorter bull market 2000-2003, the realization that bonds can have negative returns must be somewhat sobering. For the 12 months ending May 31, 2004, the Lehman U.S. Government/Credit Index had a total return of -1.51%. Stocks, on the other hand, rewarded shareholders nicely, with a total return of +18.33% on the S&P 500 Index of large cap stocks.

What caused bonds to lag and stocks to soar? A number of different factors came together resulting in this de-linkage. First, stocks performed very poorly beginning in March 2000, a 3-year bear market of unusual length. During this period, bond returns were superb, as falling interest rates and a flight to more stable investments pushed bond prices up. Stock returns reached extreme low levels compared to bonds last year--thus setting the stage for a significant "snapback", much like a tightly coiled spring. Second, bond yields probably got too low last summer, relative to underlying fundamentals, just as stock prices got way too high in 2000. Many of the elements conducive to falling interest rates/rising bond prices began to reverse last year. Specifically, economic growth began to accelerate, commodity prices rose, the U.S. dollar began to weaken, and bond investors began to anticipate tighter monetary policy from the Federal Reserve Bank. At the same time, rising business and consumer confidence and accelerating earnings growth were welcome tonics for stock prices. In short, stocks and bonds do not necessarily move together, but sometimes diverge based on major trends in the global economy.

Most of the damage in interest rates was done in intermediate and longer maturity bonds. For example, the 5-year Treasury bond yield went from 2.28% to 3.80% over the 12-months ending May 31, 2003, 10-years rose from 3.35% to 4.65%, and long dated 30-year bonds from 4.36% to 5.35%. Reflecting a continued policy of "watchful waiting" by the Fed, 3-month T-bills were about unchanged at 1.1% over this period. Thus, virtually all bond indices had tiny positive to slightly negative returns; the only exception was non-investment grade "high-yield" bonds, where the Lehman U.S. Corporate High Yield Bond Index returned +11.90%.

The Fund had a very disappointing result last year. The Fund's T Shares returned +4.24%, which trailed its blended benchmark's return of +10.13%. This blended benchmark consists of 60% S&P 500 Index for stocks and 40% Lehman U.S. Government/Credit Index for bonds. Needless to say we do not like reporting these results, particularly since they come on the heels of several years in which the Fund did exceptionally well. Most of the shortfall was due to positioning in equities; the Fund focuses on primarily high quality large companies with strong earnings growth. Last year, weak companies with no earnings and smaller, leveraged capitalizations dramatically outperformed. Over the longer term, we believe the Fund's bias to companies with strong financial positions will produce more consistent positive returns for Fund shareholders.

                                             /s/Robert J. Rhodes

                                             Robert J. Rhodes, CFA
                                             Portfolio Manager

T SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    4.24%          0.22%       1.77%       8.21%       7.68%         116.11%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                              COMPARISON OF CHANGE
                               IN THE VALUE OF A
                               $10,000 INVESTMENT

                 STI Classic                                       Lehman
                Balanced Fund,        60/40       S&P 500      U.S. Government/
                   T Shares          Hybrid:       Index        Credit Index
5/31/94             10,000           10,000       10,000           10,000
5/95                10,872           11,675       12,019           11,161
5/96                12,749           13,798       15,437           11,619
5/97                14,872           16,636       19,979           12,536
5/98                18,167           20,449       26,110           13,976
5/99                20,161           23,438       31,601           14,543
5/00                21,173           25,142       34,913           14,818
5/01                21,859           24,800       31,230           16,725
5/02                21,140           23,478       26,904           18,036
5/03                21,111           23,744       24,736           20,662
5/04                22,006           26,149       29,270           20,350


A SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
     3.91%         -0.11%      1.43%       7.85%       7.31%         108.37%    Without Load
--------------------------------------------------------------------------------
    -0.02%         -1.39%      0.65%       7.44%       6.91%         100.55%    With Load
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                              COMPARISON OF CHANGE
                               IN THE VALUE OF A
                               $10,000 INVESTMENT

                 STI Classic                                       Lehman
                Balanced Fund,        60/40       S&P 500      U.S. Government/
                   A Shares          Hybrid:       Index        Credit Index
5/31/94              9,625           10,000       10,000           10,000
5/95                10,423           11,675       12,019           11,161
5/96                12,182           13,798       15,437           11,619
5/97                14,164           16,636       19,979           12,536
5/98                17,241           20,449       26,110           13,976
5/99                19,086           23,438       31,601           14,543
5/00                19,975           25,142       34,913           14,818
5/01                20,556           24,800       31,230           16,725
5/02                19,822           23,478       26,904           18,036
5/03                19,715           23,744       24,736           20,662
5/04                20,486           26,149       29,270           20,350


L SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
-------------------------------------------------------------------
     3.12%         -0.83%      0.68%       6.93%         82.28%     Without CDSC
-------------------------------------------------------------------
    -1.12%       With CDSC
----------------

[Line Graph omitted] Plot points are as follows:

                              COMPARISON OF CHANGE
                               IN THE VALUE OF A
                               $10,000 INVESTMENT

                 STI Classic                                       Lehman
                Balanced Fund,       60/40       S&P 500      U.S. Government/
                   L Shares          Hybrid:       Index        Credit Index
6/30/95             10,000           10,000       10,000           10,000
5/96                11,401           11,617       12,552           10,327
5/97                13,157           14,007       16,245           11,143
5/98                15,900           17,217       21,230           12,422
5/99                17,465           19,735       25,695           12,927
5/00                18,142           21,169       28,387           13,171
5/01                18,525           20,881       25,393           14,866
5/02                17,723           19,768       21,876           16,032
5/03                17,519           19,992       20,112           18,366
5/04                18,066           22,017       23,799           18,089


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                      STI CLASSIC CAPITAL APPRECIATION FUND
                      -------------------------------------


The STI Classic Capital Appreciation Fund ("the Fund") employs a philosophy of investing in large and midcap companies with positive earnings trends and reasonable valuations. Earnings trend criteria include a stable or improving rate of earnings growth, positive growth relative to investor expectations, and fundamental signs of growth sustainability. Other important elements considered are above average or rising profitability, revenue growth, and superior earnings quality. Generally companies in which the Fund invests represent leaders within their industry segments, as demonstrated by revenue growth, market shares, and levels of profitability. In terms of portfolio risk control, the Fund is structured to provide diversification across major industry sectors. Sector weightings will vary over the economic cycle based on the rise and fall in relative earnings growth of different industries and companies. Regardless of the trend of overall corporate profits, the Fund strives to achieve a level of earnings growth well above its benchmark, the S&P 500 Index. The Fund manager also employs an active sell discipline to eliminate stocks with deteriorating earnings profiles, while striving to keep annual portfolio turnover reasonable.

For the 12-month period ending May 31, 2004, the broad equity market represented by the S&P 500 Index generally advanced. This rally began in early March 2003 with removal of uncertainty about the Iraq Conflict. Fueled by improving investor confidence, rising corporate profits, and a continued accommodative monetary policy by the Federal Reserve, the S&P 500 Index advanced approximately 29% from the end of April 2003 to a high reached this January. Since reaching that high, the market has stalled out and remained in a very narrow price range. While company earnings reports were exceptionally good in the first quarter of 2004, investors have become more cautious on several fronts. First, geopolitical concerns on terrorism. Second, a degree of uncertainty related to this year's Presidential elections. Third, and most importantly, interest rates have risen from the lows of last summer and there is growing conviction that Fed policy will soon move away from extreme leniency. Also, inflation has picked up a bit and energy prices have remained well above "consensus" expectations, draining away a certain amount of consumer purchasing power. For the entire 12-month period ending May 31, 2004, the total return including reinvestment of dividends was +18.33% for the S&P 500 Index. This of course represents a still satisfactory gain particularly in view of the negative returns during the prior three years.

The Fund's T Shares achieved a total return of +11.89% over the 12-months ending May 31, 2004. In the context of our expectations, this result was very disappointing. The Fund's investment process did not change, nor did our emphasis on above-average growth and companies of strong financial capacity. So what happened? In hindsight, the Fund would have done better by turning its stock selection process upside down. By that we mean, the types of stocks which had the highest returns were those of the lower financial quality, smaller capitalizations, negative or low earnings, biggest decliners in the prior three years, highest price volatility, and those which do not pay dividends. The Fund focuses on larger, higher quality, proven growth or visibly intact cyclical growth stocks, a philosophy which produced solid results in the prior three years, but was out of favor last year.

That said, stock selection could have been better than it was. Our stock picking was ineffective in four important sectors, Finance, Technology, Consumer Discretionary, and Energy. These sectors were over 60% of Fund assets. Stock selection was excellent in Health Care and Industrials, and we correctly had no exposure to the poorly performing Telecomm and Utilities segments, but these smaller victories were not enough to offset the shortfall in the big sectors.

The results in Technology and Finance are simple to analyze. Our sector picks during the 2000-2002 bear market were stable growth, high quality revenue companies which substantially excelled during the downturn. These stocks tended to lag when the market took off and interest shifted to more volatile, leveraged business models.

Other excellent companies lagged in other sectors. In Consumer Discretionary, BED BATH & BEYOND is a retailing category leader. The company has a high return on investment, has consistently exceeded Wall Street earnings forecasts, has grown EPS at an average rate of 30% over the last year, has a superb balance sheet with zero debt and substantial free cash flow generation--yet the stock lagged the S&P 500 Index by 29 percentage points over the past year. Similarly, in Health Care, JOHNSON & JOHNSON reported 15-20% growth every quarter, well above its long-term trend line of 10-11%, consistently beat estimates and had good earnings quality, yet underperformed by 14 percentage points. Yes, we are very cognizant of the distinction between "Good Company" and "Good Stock" but these kinds of disconnects seem extreme to us and bound to be remedied in the months to come.

Some significant shifts in Fund sector allocations have occurred over the last year. The Consumer Discretionary weight has been cut while Consumer Staples has been boosted. Our bottoms-up work suggested better opportunity in Staples, and on an overview basis, we believe consumer spending tailwinds (tax cuts, mortgage cash-outs, etc.) will fade going forward. In the Staples sector we have purchased AVON PRODUCTS, GILLETTE, KIMBERLY-CLARK, and WALGREEN--all top quality strong brand franchises with solid growth.

Fund weights in Energy and Health Care have been reduced substantially, again on the basis of our bottoms-up analysis. In Health Care, we see fewer companies with strong relative earnings trends, even though as a growth manager it is a sector we like a lot long-term. Energy stocks are facing tougher comparisons and we have elected to look for better entry points now that the price of oil has eased somewhat. Positions in Technology and Industrial stocks have been raised substantially. At the company level, we see lots of good ideas in these two areas. At a more macro level, we believe there will be a somewhat typical handoff from "early-cycle" consumer stocks to more "late cycle" capital spending related companies. Specifically, capital spending follows profits, and many companies not only have strong earnings but also extremely cash-rich balance sheets which will fund capital purchases.

As we look into the year ahead, the economy remains on a solid upward trajectory. Short-term interest rates will trend higher, as is typical of the middle stage of an expansion. Earnings growth will moderate, but remain sufficient to emphasize equity commitments. And earnings quality as well as balance sheets are the best they have been in a long while--managements are being prudent.

We believe the Fund is well positioned in the types of growing, leadership companies which have typically rewarded shareholders well. We thank you for your participation in the STI Classic Capital Appreciation Fund and will as always do our utmost to produce excellent results in the coming year.



                                             /s/Robert J. Rhodes

                                             Robert J. Rhodes, CFA
                                             Portfolio Manager

T SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    11.89%        -3.60%      -1.23%       9.41%       9.57%         197.17%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                 STI Classic
          Capital Appreciation Fund,        S&P 500
                   T Shares                  Index
5/31/94             10,000                  10,000
5/95                10,663                  12,019
5/96                13,752                  15,437
5/97                17,143                  19,979
5/98                22,202                  26,110
5/99                26,161                  31,601
5/00                28,510                  34,913
5/01                27,444                  31,230
5/02                24,409                  26,904
5/03                21,975                  24,736
5/04                24,588                  29,270

A SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    11.19%         -4.24%      -1.89%      8.71%       9.15%         185.33%    Without Load
--------------------------------------------------------------------------------
     7.07%         -5.46%      -2.63%      8.29%       8.80%         174.62%    With Load
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                 STI Classic
          Capital Appreciation Fund,        S&P 500
                   A Shares                  Index
5/31/94              9,625                  10,000
5/95                10,196                  12,019
5/96                13,069                  15,437
5/97                16,172                  19,979
5/98                20,815                  26,110
5/99                24,395                  31,601
5/00                26,418                  34,913
5/01                25,261                  31,230
5/02                22,310                  26,904
5/03                19,945                  24,736
5/04                22,177                  29,270


L SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-------------------------------------------------------------------
                                        Annualized   Cumulative
                                         Inception    Inception
   One Year       3 Years     5 Years     to Date      to Date
-------------------------------------------------------------------
    10.54%        -4.70%      -2.34%       8.50%       108.29%      Without CDSC
-------------------------------------------------------------------
     8.54%       With CDSC
----------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

                 STI Classic
          Capital Appreciation Fund,        S&P 500
                   L Shares                  Index
6/30/95             10,000                  10,000
5/96                12,387                  12,552
5/97                15,266                  16,245
5/98                19,559                  21,230
5/99                22,786                  25,695
5/00                24,557                  28,387
5/01                23,380                  25,393
5/02                20,563                  21,876
5/03                18,309                  20,112
5/04                20,239                  23,799


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                     STI CLASSIC EMERGING GROWTH STOCK FUND
                     --------------------------------------


Added to the STI Classic Funds lineup on February 23, 2004, the STI Classic Emerging Growth Stock Fund (the "Fund") invests primarily in stocks of U.S. companies exhibiting strong growth characteristics with market capitalizations generally below $10 billion. In selecting investments for the Fund, we place heightened emphasis on companies with market capitalizations of $5 billion or less. Using a "bottom-up" investment approach, we identify companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, competitive positioning, pricing flexibility, and diversified product offerings in conjunction with stock price appreciation potential help establish the foundation for the weighting of each security within the Fund and the resulting exposure to specific industries and economic sectors.

Macro economic and geopolitical issues have greatly influenced the investing environment since the initiation of the Fund. Brief advances at Fund onset were undone by successive negative returns in March and April, but a late May rally pared further Fund losses. Since inception, the Fund's T Shares returned -4.00% compared to 0.92% for the Russell Midcap(R) Growth Index.

The Fund's higher exposure to smaller capitalization issues (compared to the benchmark) in combination with stock selection in Technology and Health Care sectors drove the majority of Fund underperformance. The Technology sector loss was predominantly due to three separate stocks: a fabless semiconductor manufacturer that experienced front-end foundry supply difficulty, a second semiconductor company (packaging/test services) missed revenue and earnings expectations due to operating margin erosion, and lastly a computer technology/device storage company saw increased price competition and lost market share to a larger competitor. A stock specific issue also weighed on Fund Health Care performance. A medical device/power source manufacturer trimmed short-term revenue forecasts due to a temporary halt of shipments to a major customer. Fund strength was found in Consumer Staples (strong comparable store growth and unit expansion for premier food retailer) and Telecommunication (solid usage trends for rural wireless service provider) holdings.

Looking forward, we are encouraged as corporate America exhibits signs of improving health with strong operating margins, large cash balances and a renewed propensity to hire. Despite this short period of underperformance, we remain optimistic the Fund will benefit from the higher revenue and earnings dynamics of smaller capitalization companies. Our task remains the same: focus on fundamental research to uncover unique growth companies exhibiting rewarding investment potential for the Fund.


                                             /s/Nancy Zevenbergen

                                             Nancy Zevenbergen, CFA
                                             Co-Portfolio Manager




                                             /s/Brooke de Boutray

                                             Brooke de Boutray, CFA
                                             Co-Portfolio Manager




                                             /s/Leslie Tubbs

                                             Leslie Tubbs, CFA
                                             Co-Portfolio Manager

T SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIOD ENDED MAY 31, 2004)


--------------
  Cumulative
  Inception
   to Date
--------------
   -4.00%
--------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

              STI Classic Emerging                Russell
               Growth Stock Fund,                  Midcap
                    T Shares                    Growth Index
2/29/04              10,000                        10,000
5/04                  9,467                         9,928


A SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIOD ENDED MAY 31, 2004)

--------------
  Cumulative
  Inception
   to Date
--------------
   -4.10%       Without Load
--------------
   -7.70%       With Load
--------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

              STI Classic Emerging                Russell
               Growth Stock Fund,                  Midcap
                    A Shares                    Growth Index
2/29/04               9,625                        10,000
5/04                  9,103                         9,928


L SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIOD ENDED MAY 31, 2004)

--------------
  Cumulative
  Inception
   to Date
--------------
   -4.20%       Without CDSC
--------------
   -6.12%       With CDSC
--------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

              STI Classic Emerging                Russell
               Growth Stock Fund,                  Midcap
                    L Shares                    Growth Index
2/29/04              10,000                        10,000
5/04                  9,258                         9,928


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) T Shares and A Shares were offered beginning on February 23, 2004.

(2) L Shares were offered beginning on February 27, 2004. L Shares' performance for the periods prior to February 27, 2004 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the L Shares. If it had, performance would have been lower than that shown. The cumulative total return of the L Shares from its inception date of February 27, 2004 to May 31, 2004 was -5.52%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       STI CLASSIC GROWTH AND INCOME FUND
                       ----------------------------------


The STI Classic Growth and Income Fund (the "Fund") invests primarily in a diversified mix of midsized and larger domestic common stocks and listed ADRs of foreign companies with market capitalizations greater than $1.5 billion. The Fund is managed in a large capitalization, value-oriented style, competing against funds with a similar objective categorized under Lipper's "Large Cap Value Equity" peer group. The Fund's management team utilizes a proprietary quantitative screening process to identify attractive ideas. The team then evaluates each potential idea with careful fundamental research, incorporating the depth of its collective investment experience, and constructs a diversified portfolio that seeks competitive long-term appreciation with below-average variability of return.

We have good news to report to our shareholders in this year's Fund update. Entering the fiscal year last June, the equity markets were two months into a rally that has proven to be both robust and sustained. For the 12 months ending May 31, 2004, the S&P 500 Index had a total return of 18.33%, while our primary benchmark, the S&P 500/BARRA Value Index, gained 20.53%. Both returns greatly exceeded investor expectations. After three poor years of performance, the equity markets were reinvigorated by a confluence of positive events. First, there was moderation in geopolitical fears as the U.S.-led campaign in Iraq transitioned from an outright military offensive to stabilization and rebuilding phase. Secondly, economic recovery domestically, began to gain some traction thanks to 40-year lows in interest rates, consumer tax stimulus, declining value of the dollar, and an explosion in corporate earnings and cash flows. Third, internationally, booming economies in China and other developing countries created demand for primary goods and commodities to such a degree that the inflation pot was stirred for the first time in years. Together, better demand and pricing lifted the beleaguered manufacturing sector out of its extended funk, as spending on capital projects, inventory and increased hiring all filtered through corporate America.

It is important to highlight this backdrop to the year just ended, for it represents the fruition of the outlook we planted in last year's report and supports our rationale for how we positioned the Fund over that timeframe. The Fund has maintained both broad sector diversification across generally higher quality issues and above-benchmark exposure to economically sensitive sectors. Unlike in the 2003 fiscal year, the Fund benefited this year from this positioning strategy and from our patience and conviction in sticking with that strategy even while occasionally being out of step with the market. Returns were strong both in absolute and relative terms during 2004 with the T Shares, AShares and L Shares returning 21.76%, 21.45%, and 20.58% respectively. Due to tax-loss carry forwards created during the preceding market downswing, latest results flowed entirely to the Fund's shareholders without any capital gain distributions being included. Good performance and no capital gain taxes due is especially good news for our shareholders this year.

Let me recap a few of the reasons the Fund outperformed during 2004. First, we continued to eschew attempts to time the market, instead staying fully invested throughout the period of turbulence and rapid rebound. Next, we maintained meaningful exposure to those sectors that offered superior earnings leverage to an improving economy, notably Industrials and Energy, where both the weighting in the Fund and the stock selection positively impacted results. Some of our other sector decisions that contributed to results included overweightings in Consumer Staples and Health Care and underweightings in Telecommunications and Utilities. Stock selection in Health Care and Consumer Discretionary was also very accretive to results. Overall, our approach to stock selection followed a simple formula that served us well: focus on specific companies that could benefit from modest economic improvement, significant self-help actions in place to leverage the recovery, and stock valuations that reflected current skepticism by the consensus investor.

Even in a good year such as the fiscal year ended 2004, some of our decisions, both at the sector and individual stock level, didn't work out as planned. For example, we remained overweighted to benchmark in Technology and underweighted in Financials; both of those decisions detracted from results. Fortunately, our sizable underweighting in Financials ended up having a small negative performance impact because of good relative performance of the stocks held in that area. Another thesis that went off track involved Telecommunications. During late 2003, we identified a valuation opportunity to increase exposure in Telecommunications, a strategy that worked out for about two months. However, that opportunity was quickly derailed by continued, abrupt shifts in the competitive and regulatory landscapes, and, as a result of a bidding war for AT&T Wireless, we chose to abandon that thesis and reduce our exposure to that area. While we do employ rigorous assessment of risk and return and utilize a time horizon for investment well beyond the compressed and myopic standard often set by the market, we will nevertheless miss the mark on occasion. In such instances, we strive to identify and weed out our mistakes and move on to fresher and stronger ideas.

Looking into the year ahead, we do see evidence accumulating that will alter the character of the cyclical bull market we all have been enjoying. So far, economic upswing has most dramatically been made manifest in booming corporate profits which have greatly exceeded investor expectations. Surprisingly good earnings have been the primary market driver this time around, a far different dynamic than what investors encountered throughout most of the 1990's: a secular decline in interest rates and inflation fostering higher and higher valuation levels for equities, culminating in a market valuation

"bubble" period in 1999 and 2000. Price/earnings multiples on stocks tend to expand in periods of falling interest rates and conversely tend to contract during periods of rising interest rates and inflation. The economic recovery propelling resurgent corporate profitability also is putting increased upward pressure on interest rates and inflation, particularly evident since April. Although the prospect of rising rates penalizes equity valuations, it does not tend to stunt corporate profits growth until the economic cycle starts to mature. This "sweet spot" in the earnings cycle is what the Fund was positioned to take advantage of and the payoff has been seen in results over the past 6 months. Once profit growth starts to undershoot rather than exceed investor expectations, concurrent with rising rates and contracting valuations, this earnings driven bull market cycle will face significant obstacles and headwinds. We anticipate the market following this path over the year ahead and investors eventually refocusing on sustainable growth rather than cyclical growth. Following our methodology, we have recently been finding better relative values with lower risk profiles in some of the larger, less cyclically-oriented names. Consequently, we have started to harvest some of our cyclical exposures based on valuation and started to migrate to ideas where company- specific self-help actions and the potential for better sustainable future growth are being underappreciated by the market today. Transient distractions, problems and investor skepticism and unwillingness to look beyond shorter term seem to provide recurring misvaluations in the stock market and ongoing opportunities for new ideas across all sectors of the market. For this reason, we remain sanguine about the upcoming year and believe that the Fund is well positioned even as the investment climate starts to become much more challenging. On behalf of the Growth and Income team, thank you for your support and continued vote of confidence in our approach.



                                             /s/Jeff Markunas


                                             Jeff Markunas, CFA
                                             Portfolio Manager

T SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    21.76%         0.13%       0.91%      10.36%      10.18%         210.31%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

              STI Classic  Growth       S&P 500/BARRA
               and Income Fund,             Value
                   T Shares                  Index
5/31/94             10,000                  10,000
5/95                11,520                  11,707
5/96                14,325                  14,792
5/97                17,510                  18,558
5/98                22,165                  23,925
5/99                25,619                  27,056
5/00                26,672                  27,754
5/01                26,701                  29,733
5/02                24,618                  25,151
5/03                22,014                  22,966
5/04                26,804                  27,681


A SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    21.45%         -0.08%      0.71%      10.25%       9.59%         175.52%    Without Load
--------------------------------------------------------------------------------
    16.89%         -1.34%      0.05%       9.83%       9.21%         165.19%    With Load
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

              STI Classic  Growth       S&P 500/BARRA
               and Income Fund,             Value
                   A Shares                  Index
5/31/94              9,625                  10,000
5/95                11,090                  11,707
5/96                13,785                  14,792
5/97                16,852                  18,558
5/98                21,314                  23,925
5/99                24,652                  27,056
5/00                25,618                  27,754
5/01                25,601                  29,733
5/02                23,560                  25,151
5/03                21,030                  22,966
5/04                25,541                  27,681


L SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
--------------------------------------------------------------------
    20.58%        -0.83%      -0.04%       9.28%        125.23%     Without CDSC
--------------------------------------------------------------------
    18.58%       With CDSC
----------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

              STI Classic  Growth       S&P 500/BARRA
               and Income Fund,             Value
                   L Shares                  Index
4/30/95             10,000                  10,000
5/95                10,293                  10,445
5/96                12,721                  13,197
5/97                15,440                  16,557
5/98                19,403                  21,346
5/99                22,267                  24,140
5/00                22,959                  24,763
5/01                22,783                  26,528
5/02                20,803                  22,440
5/03                18,429                  20,490
5/04                22,222                  24,697


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                   STI CLASSIC INFORMATION AND TECHNOLOGY FUND
                   -------------------------------------------


The STIClassic Information and Technology Fund ("the Fund") seeks long-term capital appreciation by investing primarily in U.S. companies that are expected to benefit substantially from Information and Technology. The purpose of the Fund is to capture above-average growth that is driven by long-term, major shifts from a resource-based economy to an information-based economy. The Fund has a three-tiered investment structure that classifies holdings into one of the following three categories: pioneers, technology infrastructure companies and information beneficiaries. The first category, pioneers, includes firms whose primary line of business focuses on an emerging technology product or information-intensive service. The second category, infrastructure companies, consists of established firms that provide infrastructure to support the electronic construction and transfer of information. The third category of companies encompasses established firms that harness information as a key driver of growth in their businesses. This three-tiered investment strategy is designed to diversify Fund holdings and produce a superior risk-reward profile to those exhibited by pure technology funds.

The Fund believes that a carefully constructed, well-diversified portfolio is an extremely effective tool for investing in technology companies and information-intensive businesses. This philosophy has proven to be very helpful for technology and aggressive growth investors during the volatile period of the last few years. The Fund uses bottom-up analysis in which the competitive advantages of companies are examined. Considerable consideration is given to a company's leadership position, return on invested capital record, and customer demand trends. In addition, the Fund considers each security in the context of industry, economic and financial market trends. Finally, each position is assessed for its ability to optimize the portfolio's balance between risk and potential reward.

Between May 31, 2003 and May 31, 2004, Information Technology stocks generated impressive returns. The Goldman Sachs Technology Composite Index returned 24.16% during the twelve-month period and the Lipper Science & Technology Funds Objective rose 23.96%. To understand the source of these gains, one should recall the concerns that weighed on technology investors in the first half of 2003. First, geopolitical concerns not only had dampened investor enthusiasm for aggressive stocks but also had depressed corporate demand for technology products and services. Second, it was unclear whether the conclusion of major military combat in Iraq would spark an economic recovery. Many argued that the economy had structural problems that extended beyond near-term geopolitical disruptions. Third, a chorus of technology observers argued that even if the economy regained strength it would be unlikely that Information Technology companies would benefit extensively. These skeptics pointed to the fact that there was no new revolutionary technology application, such as the World Wide Web or Microsoft's Windows 95 on the horizon to stimulate broad-based information technology demand. They argued that there was little pent-up demand for personal computers, semiconductors and software that capacity was excessive in many technology industries; that Asian manufacturers threatened to soak up incremental demand and that software firms were caught in perpetual price wars that were funded by large cash reserves. Valuations also still appeared to be out of touch with reality. Juniper Networks, a poster child for technology-investing alarmists, was being purchased by some tech investors in 2003 at more than 92 times analysts' projected earnings for the year 2004.

The  positive  news for  Information  Technology  stocks  was that much of these concerns had become accepted by market participants and conservative expectations had flowed through to sober earnings estimates among technology analysts. For example, even after the economy showed some signs of rebounding in the summer months of 2003, analysts still were forecasting that during the third quarter of 2003 technology companies would grow revenues a modest 5% over the amount produced in the third quarter of 2002--a period that was marked by constrained personal and corporate IT spending.

Despite our concerns about the short and long-term prospects for technology companies, we were comforted by these conservative expectations among analysts and investors. Accordingly, the Fund was positioned more aggressively in the summer of 2003. The shift proved to be advantageous. As the economy began to show signs of robust growth, economically sensitive technology stocks like Cypress Semiconductor, National Semiconductor, SAP and Cisco Systems boosted the Fund's performance. Stunning returns by some very aggressive stocks such as
Akamai Technologies, TTM Technologies, Ask Jeeves and Yahoo! offset lagging returns by some non-tech, information-oriented stocks such as King Pharmaceuticals, Merck and Pfizer. The net result was that the Fund's T Shares generated a 23.56% return during the twelve-month period, inline with gains exhibited by pure technology indices.

In the last few months of the Fund's fiscal year, many conditions have appeared very encouraging for technology companies. Semiconductor companies have benefited from stronger-than-expected global demand and from low excess production capacity. Some semiconductor companies in fact have gone from operating at less than 80% capacity to now running at full capacity, allowing them to raise prices significantly. Although improvement for software companies has not been as rapid or broad-based, some encouraging demand trends have developed for the software industry as well. Business also has stabilized for many telecom infrastructure and networking companies and a few are experiencing remarkable earnings growth.

As they weigh these recent positive developments, investors also must grapple with the prospects for technology stocks once news flow becomes less exciting. How much will market enthusiasm wane and tech stock valuations contract as 50% year-over-year earnings growth rates moderate to something significantly lower? How long the current strong global economic growth will last and how much additional fuel will it provide to demand for technology goods and services? How much production capacity will technology companies around the world begin to add and what might this new supply do to industry pricing? These are difficult questions that challenge investors' ability to gain competitive insights. Whereas the rebound off depressed levels twelve months ago helped lift most technology stocks, higher expectations today suggest that stock selection probably will be a much more important driver of investment performance in the upcoming year.

We thank you for your interest in the Information and Technology Fund. It is an understatement to say that change is a continuous challenge when investing in the universe of stocks we track. We hope that the Fund's diversified structure and active management has provided its shareholders an effective vehicle for gaining exposure to this high-growth area of the market.



                                             /s/Alan S. Kelley


                                             Alan S. Kelley
                                             Portfolio Manager

T SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------
                            Annualized     Cumulative
                             Inception      Inception
   One Year       3 Years     to Date        to Date
--------------------------------------------------------
    23.56%        -17.47%     -5.98%         -25.00%
--------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Information      Goldman Sachs       Lipper Science
             and Technology Fund,         Technology          & Technology
                   T Shares             Composite Index      Funds Objective
9/30/99             10,000                  10,000               10,000
5/00                15,870                  13,356               15,070
5/01                13,340                   7,311                8,730
5/02                 8,060                   4,920                5,619
5/03                 6,070                   4,600                5,211
5/04                 7,500                   5,711                6,460


A SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------
                            Annualized     Cumulative
                             Inception      Inception
   One Year       3 Years     to Date        to Date
--------------------------------------------------------
    23.39%        -17.50%     -6.01%         -25.10%     Without Load
--------------------------------------------------------
    18.70%        -18.55%     -6.77%         -27.91%     With Load
--------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Information      Goldman Sachs       Lipper Science
             and Technology Fund,         Technology          & Technology
                   A Shares             Composite Index      Funds Objective
9/30/99              9,625                  10,000               10,000
5/00                15,274                  13,356               15,070
5/01                12,840                   7,311                8,730
5/02                 7,758                   4,920                5,619
5/03                 5,842                   4,600                5,211
5/04                 7,209                   5,711                6,460


L SHARES(3)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------
                            Annualized     Cumulative
                             Inception      Inception
   One Year       3 Years     to Date        to Date
--------------------------------------------------------
    22.53%        -18.27%     -6.85%         -28.20%     Without CDSC
--------------------------------------------------------
    20.53%       With CDSC
---------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Information      Goldman Sachs       Lipper Science
             and Technology Fund,         Technology          & Technology
                   L Shares             Composite Index      Funds Objective
9/30/99             10,000                  10,000               10,000
5/00                15,818                  13,356               15,070
5/01                13,157                   7,311                8,730
5/02                 7,864                   4,920                5,619
5/03                 5,863                   4,600                5,211
5/04                 7,184                   5,711                6,460


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) T Shares were offered beginning on September 30, 1999.

(2) A Shares were offered beginning October 27, 2003. A Shares' performance prior to October 27, 2003 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the A Shares. If it had, performance would have been lower than that shown. The cumulative total return of the A Shares from its inception date of October 27, 2003 to May 31, 2004 was 4.61%.

(3) L Shares were offered beginning on January 24, 2000. L Shares' performance for the periods prior to January 24, 2000 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the L Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                      STI CLASSIC INTERNATIONAL EQUITY FUND
                      -------------------------------------


The STI Classic International Equity Fund (the "Fund") invests in equity securities of foreign issuers and seeks to provide long-term capital appreciation. We strive to obtain investment results that outperform the international markets as measured by the MSCI EAFE Index. The Fund focuses on sector and company fundamentals specifically looking for companies that are leaders in their industry, produce quality products, and have sound financial positions. Our goal is to find companies that have improving growth characteristics at attractive valuation levels relative to their global peers.

The Fund posted a record annual return of 28.64% for the T Shares class, the highest return for the Fund in any fiscal year during the course of its 8-year history. The Fund's benchmark, the MSCIEAFE Index, returned 32.66% for the same trailing 12-month period. T Shares ranked in the 45th percentile of its Lipper peer group and returns were slightly above average for all funds with an international investment objective.

This year was a dramatic change from the previous 3 years with absolute performance being very positive. Comparing the MSCI EAFE Small Cap indices and the regular MSCI EAFE, one observes the size bias in the market for the year with the Small Cap Index up 47.23% vs. 32.66% for the EAFE. The MSCI EAFE Value outperformed the MSCI EAFE Growth by 11.43%, returning 38.44% vs. 27.01% for the Growth Index.

From a regional standpoint, Japan was a large contributor to absolute return with the MSCI Japan Index up 49% in U.S. dollar terms. The Fund slightly outperformed in Japan as a result of good stock selection in Industrials with holdings like Mitsui OSK Lines (a bulk shipping company), up 78%, and Marubeni (a trading conglomerate), up 131% for the period. The best performing global industry group of the period was Japanese Bank shares. Japanese banks returned an incredible market cap- weighted industry group return of 170% for the period; the Fund was able to select the best of this group and return over 200% on our Japanese bank holdings. The Fund held Sumitomo Mitsui Financial Group which was up 308% and UFJ Holdings, up 434%. The banks rebounded after many years of depression as the Japanese economy returned to healthy growth and companies began doing more business with the banks. However, to somewhat offset these tremendous gains, we missed out on the Software and Semiconductor rally which had many companies up over 100%. In the Fund, having no software exposure, our average tech hardware stock was up only 37%. Needless to say, we struggled with stock selection in Japanese Information Technology, but overall did well in a very fast moving, volatile market.

The United Kingdom and Ireland were up around 28% and we did well picking stocks in Consumer Discretionary and Staples. William Hill, a UK based gaming operator, was up 150% as consumers opened their wallets and began to spend more on entertainment and gambling. Housing stocks also were strong and our holding, George Wimpey, was up 60%. Stock selection in the Energy and Health Care sectors was a small drag on performance. Furthermore, trading costs and turnover were higher than we would have liked due to the very high volatility over the past year.

In Asia (excluding Japan), Esprit Holdings, a fashion company and long term holding, was up 110% helping performance. Also, Fraser & Neave, a Singapore based soft drink and beer company, was up 56% and also benefited the Fund.

Europe is where we had the most difficulty over the last year. We did a good job selecting stocks in the Information Technology sector with holdings like L.M. Ericsson, a telephone technology company, which was up 173% for the period. We were hurt somewhat by the fraud at Parmalat; we had a small position and exited at the first sign of trouble, but it was still a 50% drop from where we had entered. Another good stock in Europe was Gamesa, a wind generation and turbine company, which was up 114%. For the most part, across the rest of the sectors in Europe we underperformed slightly as smaller cap stocks traded up on expectations of future earnings growth. This small cap rally was very substantial and the main reason for the Fund not outperforming its benchmark for the year.

As I mentioned above, in Europe there was a severe small cap bias for the year. If one analyzed the European benchmark portfolio (MSCI Europe Index) by breaking it down into five equal groups or quintiles based on the market cap of individual stocks, you can see that the largest group returned only 27% for the year. The remaining groups, in order, returned 36%, 43%, 47%, 51%. So the smallest group of stocks outperformed the largest group of stocks by almost two times (51% vs. 27%). Our portfolio had a bias toward the larger capitalization range and did not get the advantage of this small cap rally.

The remainder of the year is likely to see a shift in leadership as some dramatic outperformance in small cap stocks and lower quality stocks starts to unwind. We think in a choppy market, or a sideways, but oscillating market, our focus on bottoms-up stock selection will benefit performance of the Fund.

Where are the opportunities now? Asia is in the early stages of a regional growth cycle. At the beginning and at the margin, exports to Europe and the US are important, but increasingly the growth in Asia is self sustaining. There will be a decoupling to some degree of the Western and Asian markets. Asian economies are just starting to hit their stride as the U.S. stabilizes at a lower growth trajectory. Many stocks in Asia are up well over 50% in the last year, but still below 2000 levels. Investors can gain access to these growth opportunities without overpaying. We are overweight in Japan and Continental Europe and underweight in the UK and Australia. The chart below shows the estimated YOY%* EPS growth and forward P/E for the major regions.

                                                                     Portfolio
                                           P/E           YOY%*        Stance
                                           ---           -----        ------
                Japan                      22x            16             +
                Continental Europe         16x            18             +
                Asia ex-Japan              16x             9             =
                UK                         14x            14             -
                Australia                  17x            16             -

At the sector level, it grows increasingly complex because of the specifics of each sector region. In general, we will continue to be tilted at the sector level toward stocks that will benefit from the global economic expansion, but with a continued eye on valuation. Now, as the expansion begins to mature, investor mindset is shifting and valuation is becoming increasingly important. As this occurs, our process should begin to gain increasing traction versus the market in general.



                                             /s/Chad Deakins

                                             Chad Deakins, CFA
                                             Portfolio Manager


*Year over year.

T SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-----------------------------------------------------------------------
                                           Annualized     Cumulative
                                            Inception      Inception
   One Year       3 Years     5 Years        to Date        to Date
-----------------------------------------------------------------------
    28.64%         0.59%       0.08%          8.38%         111.97%
-----------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

           STI Classic International       MSCI EAFE
                 Equity Fund,               Index,
                   T Shares                in U.S.$
1/31/95             10,000                  10,000
5/95                11,637                  10,862
5/96                15,179                  12,021
5/97                18,714                  12,928
5/98                22,807                  14,365
5/99                21,112                  14,991
5/00                23,346                  17,560
5/01                20,827                  14,535
5/02                19,027                  13,139
5/03                16,478                  11,523
5/04                21,197                  15,287


A SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-----------------------------------------------------------------------
                                           Annualized     Cumulative
                                            Inception      Inception
   One Year       3 Years     5 Years        to Date        to Date
-----------------------------------------------------------------------
    27.97%         0.20%       -0.30%         8.00%         105.18%     Without Load
-----------------------------------------------------------------------
    23.15%        -1.05%       -1.06%         7.57%          97.55%     With Load
-----------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

           STI Classic International       MSCI EAFE
                 Equity Fund,               Index,
                   A Shares                in U.S.$
1/31/95              9,625                  10,000
5/95                11,201                  10,862
5/96                14,585                  12,021
5/97                17,918                  12,928
5/98                21,750                  14,365
5/99                20,049                  14,991
5/00                22,084                  17,560
5/01                19,626                  14,535
5/02                17,880                  13,139
5/03                15,430                  11,523
5/04                19,746                  15,287

L SHARES(3)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
-------------------------------------------------------------------
    27.32%         -0.45%      -0.97%      7.36%         94.08%     Without CDSC
-------------------------------------------------------------------
    25.32%       With CDSC
----------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

           STI Classic International       MSCI EAFE
                 Equity Fund,               Index,
                   L Shares                in U.S.$
1/31/95             10,000                  10,000
5/95                11,637                  10,862
5/96                15,139                  12,021
5/97                18,467                  12,928
5/98                22,260                  14,365
5/99                20,372                  14,991
5/00                22,283                  17,560
5/01                19,674                  14,535
5/02                17,783                  13,139
5/03                15,242                  11,523
5/04                19,406                  15,287


Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.
*For periods prior to December 1995, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund. The collective investment fund was not a registered mutual fund, and therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
(1) T Shares were offered beginning on December 1, 1995.
(2) A Shares were offered beginning on January 2, 1996. A Shares' performance for the periods prior to January 2, 1996 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the A Shares. If it had, performance would have been lower than that shown.
(3) L Shares were offered beginning on January 2, 1996. L Shares' performance for the periods prior to January 2, 1996 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the L Shares. If it had, performance would have been lower than that shown.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                   STI CLASSIC INTERNATIONAL EQUITY INDEX FUND
                   -------------------------------------------


The STI Classic International Equity Index Fund (the "Fund") invests in equity securities of foreign issuers and seeks to closely match the returns of the MSCI EAFE-GDP Index, the Fund's benchmark. To help minimize tracking error, the Fund holds approximately 700 stocks in the portfolio. Tracking error represents a measure of how closely a portfolio matches the return of its benchmark. The tracking error of the Fund continues to be low and thus the Fund is a very efficient vehicle to gain international equity market exposure.

Performance for the year was positive for all sectors and all countries in the Developed Markets. Higher beta industries like Industrials, +45%; Information Technology, +45%; and Finance, +41% led the way. Lower beta industries like Consumer Staples, +25%; Health Care, +22%; and Utilities, +21% still did well. In transition the Telecommunication industry seems to be changing and beginning to act more like a utility; it was up only 16% even though historically it has had a higher beta than three-quarters of the other sectors.

This year was a dramatic change from the previous 3 years with absolute performance being very positive. Comparing the MSCI EAFE Small Cap indices and the regular MSCI EAFE, one observes the size bias in the market for the year with the Small Cap Index up 47.23% vs. 32.66% for the EAFE. The MSCI EAFE Value outperformed the MSCI EAFE Growth by 11.43%, returning 38.44% vs. 27.01% for the Growth Index. From a regional standpoint, Japan was a large contributor to absolute return with the MSCI Japan Index up 49% in U.S. dollar terms.

Japan had three of the best performing regional industry groups with Japanese banks up 171%; real estate companies up 110%, and insurance companies up 88%. Small Cap issues outperformed Large Cap issues in all regions. Higher beta stocks outperformed lower beta stocks as well.

Smaller Cap stocks dramatically outperformed Larger Cap issues during the year. Stocks with high future earnings growth expectations performed better than those with lower growth expectations. It was a volatile and high magnitude global equity rally based on the positive economic growth cycle.

The Fund's TShares returned 34.07% for the trailing 12-month period and did a good job of tracking its index, the MSCI EAFE-GDP Index which returned 33.74%.

Why should you invest in International markets now? The U.S. market as a percent of the total global equity market has continued to shrink, and is now less than half of the investable global equity universe. An investor with no International exposure is missing out on half the opportunity set. A U.S. only investor is missing out on good performing markets. International stocks have a low correlation with other U.S. based asset categories, and therefore the overall volatility of a portfolio including international and domestic equities should theoretically offer enhanced diversification. The STI Classic International Equity Fund has attractive characteristics as a good vehicle to gain exposure to the developed International markets of the world.



                                             /s/Chad Deakins


                                             Chad Deakins, CFA
                                             Portfolio Manager

T SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-----------------------------------------------------------------------
                                           Annualized     Cumulative
                                            Inception      Inception
   One Year       3 Years     5 Years        to Date        to Date
-----------------------------------------------------------------------
    34.07%        0.47%       -0.37%          4.87%         60.70%
-----------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:


                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic International               MSCI EAFE-GDP Index,
              Equity Index Fund,                       Weighted in
                   T Shares                        U.S.$ (Price Return)
6/30/94             10,000                                10,000
5/95                10,331                                10,343
5/96                11,291                                11,256
5/97                12,135                                12,067
5/98                15,269                                14,401
5/99                16,470                                15,010
5/00                19,659                                17,900
5/01                15,944                                14,558
5/02                13,962                                12,817
5/03                12,059                                10,924
5/04                16,167                                14,609


A SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-----------------------------------------------------------------------
                                           Annualized     Cumulative
                                            Inception      Inception
   One Year       3 Years     5 Years        to Date        to Date
-----------------------------------------------------------------------
    33.26%         0.02%       -0.82%         4.40%          53.78%      Without Load
-----------------------------------------------------------------------
    28.31%        -1.24%       -1.58%         4.01%          48.01%      With Load
-----------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:


                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic International               MSCI EAFE-GDP Index,
              Equity Index Fund,                       Weighted in
                   A Shares                        U.S.$ (Price Return)
6/30/94              9,625                                10,000
5/95                 9,904                                10,343
5/96                10,786                                11,256
5/97                11,554                                12,067
5/98                14,471                                14,401
5/99                15,532                                15,010
5/00                18,461                                17,900
5/01                14,896                                14,558
5/02                13,012                                12,817
5/03                11,186                                10,924
5/04                14,907                                14,609


L SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
-------------------------------------------------------------------
    32.60%        -0.58%      -1.45%       3.99%        42.10%      Without CDSC
-------------------------------------------------------------------
    30.60%       With CDSC
----------------

[Line Graph omitted] Plot points are as follows:


                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic International               MSCI EAFE-GDP Index,
              Equity Index Fund,                       Weighted in
                   L Shares                        U.S.$ (Price Return)
6/30/95             10,000                                10,000
5/96                10,911                                11,020
5/97                11,610                                11,814
5/98                14,455                                14,099
5/99                15,421                                14,696
5/00                18,202                                17,525
5/01                14,591                                14,253
5/02                12,655                                12,548
5/03                10,812                                10,695
5/04                14,337                                14,303


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 STI CLASSIC LIFE VISION AGGRESSIVE GROWTH FUND
                 ----------------------------------------------


The year ending May 31, 2004 was decidedly brighter for the markets and for investors in the STIClassic Life Vision Aggressive Growth Fund. The economy and corporate profits grew at an above-average pace, Federal Reserve interest rate policy remained low and accommodative, and equity prices moved higher. The Fund, a managed allocation of STI Classic stock funds, outperformed its blended benchmark for the one, three, and five years ended May 31, 2004.

Economic growth during the past year was very strong, statistically speaking, though much of the strength was directly attributable to the well-timed interest rate and federal tax cuts that were instrumental in sustaining consumer spending. While this stimulus was an essential element to increased spending, the expansion was not yet self-sustaining, even into early 2004, and so was viewed as vulnerable to setbacks. A resumption of job growth was seen as the litmus test to sustainability. This potential vulnerability, combined with low core inflation, kept Federal Reserve interest rate policy accommodative during the year, with the key fed funds rate falling and holding at 1%. However, job growth finally accelerated in the second quarter of 2004, raising hopes of a more self-sustaining expansion, but also fears of higher interest rates.

In equities, the S&P 500 Index rose 18.33% on a total return basis in the year ended May 31, 2004, with the bulk of the rise concentrated in the third and fourth quarters of last year. Mid Cap and Small Cap stocks were even stronger, with the S&P Mid Cap 400 Index posting a 26.73% gain and the Russell 2000 Index rising 30.29%. On the international front, the MSCI EAFE Index gained 32.66%. Above average gains in the commodity price sensitive sectors helped the Value style generally outperformed Growth for the period.

The Fund benefited from its exposure to the Small Cap, Mid Cap, and International markets as well as to the fixed-income High Yield market. The Fund's T Shares returned 20.34% in the year ended May 31, 2004, compared with an 16.51% blended benchmark comprised of 90% S&P 500 Index, and 10% Citigroup 3-Month Treasury Bill Index.

As we look ahead the economic expansion looks both solid and sustainable, and is capable of supporting further gains in corporate profits and in equity prices. A key reason for this was the resumption of job growth. However the pace of the expansion is likely to slow as the stimulative benefits of tax rebates and mortgage financing subside. Inflation pressures will increase from their historically low level, putting pressure on the Federal Reserve to begin raising interest rates following a protracted period of stimulus. Bond yields are likely to rise further as the Fed starts to apply monetary restraint, but the pace of rate hikes is expected to be gradual as long as inflation pressures do not escalate sharply. A gradual rise in yields should not be a longer-term disruption to the equity markets.

We are maintaining a high weight in stocks within the Fund within our asset allocation mix, but we have reduced our weighting in SmallCap stocks in favor of Large Caps given the extreme outperformance by Small Caps over the past several years and shifts in some of our key valuation measures. We retained our overweight position in International equities, but are currently neutral in on Growth and Value styles.

In closing, I want to take this opportunity to thank you for investing in the Life Vision Aggressive Growth Fund. We appreciate your confidence and we will work hard to continue our strong investment performance in the year ahead.



                                             Sincerely,


                                             /s/Alan M. Gayle

                                             Alan M. Gayle
                                             Senior Investment Strategist

T SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    20.34%         0.12%       2.10%       8.73%       8.37%         150.24%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

         STI Classic Life Vision                                  Citigroup
        Aggressive Growth Fund,     90/40        S&P 500      3-Month Treasury
                T Shares           Hybrid:        Index          Bill Index
5/31/94          10,000            10,000        10,000            10,000
5/95             11,170            11,865        12,019            10,524
5/96             13,707            14,946        15,437            11,102
5/97             15,882            18,967        19,979            11,686
5/98             19,408            24,281        26,110            12,300
5/99             20,809            29,028        31,601            12,886
5/00             22,318            31,949        34,913            13,556
5/01             23,003            29,108        31,230            14,341
5/02             21,402            25,549        26,904            14,719
5/03             19,185            23,775        24,736            14,934
5/04             23,087            27,701        29,270            15,079


A SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    20.08%         0.05%       2.06%       8.70%       8.35%         149.72%    Without Load
--------------------------------------------------------------------------------
    15.62%        -1.21%       1.28%       8.28%       7.98%         140.28%    With Load
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

         STI Classic Life Vision                                  Citigroup
        Aggressive Growth Fund,     90/40        S&P 500      3-Month Treasury
                A Shares           Hybrid:        Index          Bill Index
5/31/94           9,625            10,000        10,000            10,000
5/95             11,170            11,865        12,019            10,524
5/96             13,707            14,946        15,437            11,102
5/97             15,882            18,967        19,979            11,686
5/98             19,408            24,281        26,110            12,300
5/99             20,809            29,028        31,601            12,886
5/00             22,318            31,949        34,913            13,556
5/01             23,003            29,108        31,230            14,341
5/02             21,402            25,549        26,904            14,719
5/03             19,185            23,775        24,736            14,934
5/04             23,037            27,701        29,270            15,079


B SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

--------------------------------------------------------------------------------
                                                      Annualized     Cumulative
                                                       Inception      Inception
   One Year       3 Years     5 Years    10 Years       to Date        to Date
--------------------------------------------------------------------------------
    19.49%        -0.20%       1.91%       8.62%         8.28%         147.86%  Without CDSC
--------------------------------------------------------------------------------
    14.49%        -1.54%       1.57%     With CDSC
----------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

         STI Classic Life Vision                                  Citigroup
        Aggressive Growth Fund,     90/40        S&P 500      3-Month Treasury
                B Shares           Hybrid:        Index          Bill Index
5/31/94          10,000            10,000        10,000            10,000
5/95             11,170            11,865        12,019            10,524
5/96             13,707            14,946        15,437            11,102
5/97             15,882            18,967        19,979            11,686
5/98             19,408            24,281        26,110            12,300
5/99             20,809            29,028        31,601            12,886
5/00             22,318            31,949        34,913            13,556
5/01             23,003            29,108        31,230            14,341
5/02             21,402            25,549        26,904            14,719
5/03             19,137            23,775        24,736            14,934
5/04             22,867            27,701        29,270            15,079


Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.
*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects past performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.
(1) T Shares were offered beginning on June 30, 1997.
(2) A Shares were offered beginning on October 16, 2003. A Shares' performance for the periods prior to October 16, 2003 reflects the performance of the Fund's T Shares. The performance of the TShares has not been adjusted to reflect the higher internal operating expenses of the AShares. If it had, performance would have been lower than that shown. The cumulative total return of the A Shares from its inception date of October 16, 2003 to May 31, 2004 was 8.43%.
(3) B Shares were offered beginning on March 11, 2003. B Shares' performance for the periods prior to March 11, 2003 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the B Shares. If it had, performance would have been lower than that shown.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                    STI CLASSIC LIFE VISION CONSERVATIVE FUND
                    -----------------------------------------


The year ending May 31, 2004 was decidedly brighter for the markets and for investors in the STIClassic Life Vision Conservative Fund (the "Fund"). The economy and corporate profits grew at an above-average pace, Federal Reserve interest rate policy remained low and accommodative, and equity prices moved higher. The Fund, a managed allocation of STI Classic stock and bond funds, outperformed its blended benchmark in its first year ended May 31, 2004.

Economic growth during the past year was very strong, statistically speaking, though much of the strength was directly attributable to the well-timed interest rate and federal tax cuts that were instrumental in sustaining consumer spending. While this stimulus was an essential element to increased spending, the expansion was not yet self-sustaining, even into early 2004, and so was viewed as vulnerable to setbacks. A resumption of job growth was seen as the litmus test to sustainability. This potential vulnerability, combined with low core inflation, kept Federal Reserve interest rate policy accommodative during the year, with the key fed funds rate falling and holding at 1%. However, job growth finally accelerated in the second quarter of 2004, raising hopes of a more self-sustaining expansion, but also fears of higher interest rates.

In equities, the S&P 500 Index rose 18.33% on a total return basis in the year ended May 31, 2004, with the bulk of the rise concentrated in the third and fourth quarters of last year. Mid Cap and Small Cap stocks were even stronger, with the S&P Mid Cap 400 Index posting a 26.73% gain and the Russell 2000 Index rising 30.29%. On the international front, the MSCI EAFE Index gained 32.66%. Above average gains in the commodity price sensitive sectors helped the Value style generally outperformed Growth for the period.

In the fixed-income markets bond yields moved higher over the course of the twelve months, though intra-year volatility was significant. The yield on the 10-year Treasury note fell to as low as 3.11% in June 2003 and rose as high as 4.86% just before the close of the fiscal year in May. The Lehman U.S. Aggregate Bond Index fell a modest 0.44% during the year ending May 31, 2004, though longer-term bonds such as the 10-year Treasury note were considerably weaker falling over 5%. The stronger economy helped credit-sensitive sectors such as High Yield perform well, while Treasury securities generally underperformed.

The Fund benefited from its exposure to the Small Cap, Mid Cap, and International markets as well as to the fixed-income High Yield market. The T Shares returned 5.79% in the year ended May 31, 2004 (see Note 1 on page 29), compared with an 3.32% blended benchmark comprised of 20% S&P 500 Index, 70% Lehman U.S. Aggregate Bond Index, and 10% Citigroup 3-Month Treasury Bill Index.

As we look ahead the economic expansion looks both solid and sustainable, and is capable of supporting further gains in corporate profits and in equity prices. A key reason for this was the resumption of job growth. However the pace of the expansion is likely to slow as the stimulative benefits of tax rebates and mortgage financing subside. Inflation pressures will increase from their historically low level, putting pressure on the Federal Reserve to begin raising interest rates following a protracted period of stimulus. Bond yields are likely to rise further as the Fed starts to apply monetary restraint, but the pace of rate hikes is expected to be gradual as long as inflation pressures do not escalate sharply.

We remain cyclically overweight stocks in the Fund within our asset allocation mix, but we have reduced our weighting in Small Cap stocks given the extreme outperformance by the sector and over the past several years and shifts in some of our key valuation measures. We retained our overweight position in International equities, but are currently neutral in on Growth and Value styles. In the fixed-income segment, we will emphasize mortgage-back and selected corporate bonds as a way to enhance current yield without taking additional maturity risk.

In closing, I want to take this opportunity to thank you for investing in the Life Vision Conservative Fund. We appreciate your confidence and we will work hard to continue our strong investment performance in the year ahead.



                                             Sincerely,


                                             /s/Alan M. Gayle

                                             Alan M. Gayle
                                             Senior Investment Strategist

T SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-------------------------------------------
                Annualized    Cumulative
                 nception      Inception
   One Year       to Date       to Date
-------------------------------------------
    5.79%          8.40%        10.34%
-------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Life Vision                         Lehman                       Citigroup
              Conservative Fund,         70/20/10       U.S. Aggregate     S&P 500   3-Month Treasury
                   T Shares          Hybrid Benchmark:    Bond Index        Index       Bill Index
3/31/03             10,000                10,000            10,000         10,000         10,000
5/03                10,482                10,466            10,271         11,394         10,020
5/04                11,089                10,813            10,225         13,483         10,117


A SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)


-------------------------------------------
                Annualized     Cumulative
                 Inception      Inception
   One Year       to Date        to Date
-------------------------------------------
    5.64%          8.27%          10.19%    Without Load
-------------------------------------------
    1.65%          4.93%           6.05%    With Load
-------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic Life Vision                           Lehman                       Citigroup
             Conservative Fund,          70/20/10        U.S. Aggregate     S&P 500   3-Month Treasury
                  A Shares           Hybrid Benchmark:     Bond Index        Index       Bill Index
3/31/03             9,625                 10,000             10,000         10,000         10,000
5/03               10,089                 10,466             10,271         11,394         10,020
5/04               10,658                 10,813             10,225         13,483         10,117


B SHARES(3)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2004)

-------------------------------------------
                Annualized    Cumulative
                 Inception     Inception
   One Year       to Date       to Date
-------------------------------------------
     5.38%         8.05%         9.91%      Without CDSC
-------------------------------------------
     0.38%         4.82%         5.91%      With CDSC
-------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Life Vision                           Lehman                      Citigroup
              Conservative Fund,          70/20/10        U.S. Aggregate     S&P 500  3-Month Treasury
                   B Shares           Hybrid Benchmark:     Bond Index        Index      Bill Index
3/31/03             10,000                 10,000             10,000         10,000        10,000
5/03                10,482                 10,466             10,271         11,394        10,020
5/04                10,646                 10,813             10,225         13,483        10,117


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) T Shares were offered beginning on November 6, 2003. T Shares' performance for the periods prior to November 6, 2003 reflects the performance of the Fund's B Shares. The performance of the BShares has not been adjusted to reflect the lower internal operating expenses of the TShares. If it had, performance would have been higher than that shown. The cumulative total return of the TShares from its inception date of November 6, 2003 to May 31, 2004 was 2.68%.

(2) A Shares were offered beginning on November 11, 2003. A Shares' performance for the periods prior to November 11, 2003 reflects the performance of the Fund's B Shares. The performance of the B Shares has not been adjusted to reflect the lower internal operating expenses of the AShares. If it had, performance would have been higher than that shown. The cumulative total return of the AShares from its inception date of November 11, 2003 to May 31, 2004 was 2.82%.

(3) B Shares were offered beginning on March 11, 2003.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 STI CLASSIC LIFE VISION GROWTH AND INCOME FUND
                 ----------------------------------------------


The year ending May 31, 2004 was decidedly brighter for the markets and for investors in the STIClassic Life Vision Growth and Income Fund (the "Fund"). The economy and corporate profits grew at an above-average pace, Federal Reserve interest rate policy remained low and accommodative, and equity prices moved higher. The Fund, a managed allocation of STI Classic stock and bond funds, continued to outperform its blended benchmark for the past one, three, five, and ten years ended May 31, 2004.

Economic growth during the past year was very strong, statistically speaking, though much of the strength was directly attributable to the well-timed interest rate and federal tax cuts that were instrumental in sustaining consumer spending. While this stimulus was an essential element to increased spending, the expansion was not yet self-sustaining, even into early 2004, and so was viewed as vulnerable to setbacks. A resumption of job growth was seen as the litmus test to sustainability. This potential vulnerability, combined with low core inflation, kept Federal Reserve interest rate policy accommodative during the year, with the key fed funds rate falling and holding at 1%. However, job growth finally accelerated in the second quarter of 2004, raising hopes of a more self-sustaining expansion, but also fears of higher interest rates.

In equities, the S&P 500 Index rose 18.33% on a total return basis in the year ended May 31, 2004, with the bulk of the rise concentrated in the third and fourth quarters of last year. Mid Cap and Small Cap stocks were even stronger, with the S&P Mid Cap 400 Index posting a 26.73% gain and the Russell 2000 Index rising 30.29%. On the international front, the MSCI EAFE Index gained 32.66%. Above average gains in the commodity price sensitive sectors helped the Value style generally outperformed Growth for the period.

In the fixed-income markets bond yields moved higher over the course of the twelve months, though intra-year volatility was significant. The yield on the 10-year Treasury note fell to as low as 3.11% in June 2003 and rose as high as 4.86% just before the close of the fiscal year in May. The Lehman U.S. Aggregate Bond Index fell a modest 0.44% during the year ending May 31, 2004, though longer-term bonds such as the 10-year Treasury note were considerably weaker falling over 5%. The stronger economy helped credit-sensitive sectors such as High Yield perform well, while Treasury securities generally underperformed.

The Fund benefited from its exposure to the Small Cap, Mid Cap, and International markets as well as to the fixed-income High Yield market. The T Shares returned 16.92% in the year ended May 31, 2004, compared with an 11.68% blended benchmark comprised of 65% S&P 500 Index, 25% Lehman U.S. Aggregate Bond Index, and 10% Citigroup 3-Month Treasury Bill Index.

As we look ahead the economic expansion looks both solid and sustainable, and is capable of supporting further gains in corporate profits and in equity prices. A key reason for this was the resumption of job growth. However the pace of the expansion is likely to slow as the stimulative benefits of tax rebates and mortgage financing subside. Inflation pressures will increase from their historically low level, putting pressure on the Federal Reserve to begin raising interest rates following a protracted period of stimulus. Bond yields are likely to rise further as the Fed starts to apply monetary restraint, but the pace of rate hikes is expected to be gradual as long as inflation pressures do not escalate sharply.

We remain cyclically overweight stocks in the Fund within our asset allocation mix, but we have reduced our weighting in Small Cap stocks given the extreme outperformance by the sector and over the past several years and shifts in some of our key valuation measures. We retained our overweight position in International equities, but are currently neutral in on Growth and Value styles. In the fixed-income segment, we will emphasize mortgage-back and selected corporate bonds as a way to enhance current yield without taking additional maturity risk.

In closing, I want to take this opportunity to thank you for investing in the Life Vision Growth and Income Fund. We appreciate your confidence and we will work hard to continue our strong investment performance in the year ahead.



                                             Sincerely,


                                             /s/Alan M. Gayle

                                             Alan M. Gayle
                                             Senior Investment Strategist

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    16.92%        2.47%       3.89%        8.41%       7.94%         139.15%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

            STI Classic Life Vision                              Lehman           Citigroup
           Growth and Income Fund,    65/25/10     S&P 500   U.S. Aggregate   3-Month Treasury
                   T Shares            Hybrid:      Index      Bond Index        Bill Index
5/31/94             10,000             10,000      10,000        10,000            10,000
5/95                11,136             11,649      12,019        11,150            10,524
5/96                13,015             13,939      15,437        11,638            11,102
5/97                14,712             16,936      19,979        12,607            11,686
5/98                17,376             20,838      26,110        13,983            12,300
5/99                18,530             24,087      31,601        14,590            12,886
5/00                19,606             26,036      34,913        14,898            13,556
5/01                20,844             25,223      31,230        16,851            14,341
5/02                20,255             23,493      26,904        18,218            14,719
5/03                19,181             23,042      24,736        20,327            14,934
5/04                22,426             25,733      29,270        20,238            15,079

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    16.73%        2.41%       3.86%        8.40%       7.92%         138.76%    Without Load
    12.40%        1.10%       3.07%        7.98%       7.56%         129.85%    With Load
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

            STI Classic Life Vision                              Lehman           Citigroup
           Growth and Income Fund,    65/25/10     S&P 500   U.S. Aggregate   3-Month Treasury
                   A Shares            Hybrid:       Index     Bond Index        Bill Index
5/31/94              9,625             10,000       10,000       10,000            10,000
5/95                11,136             11,649       12,019       11,150            10,524
5/96                13,015             13,939       15,437       11,638            11,102
5/97                14,712             16,936       19,979       12,607            11,686
5/98                17,376             20,838       26,110       13,983            12,300
5/99                18,530             24,087       31,601       14,590            12,886
5/00                19,606             26,036       34,913       14,898            13,556
5/01                20,844             25,223       31,230       16,851            14,341
5/02                20,225             23,493       26,904       18,218            14,719
5/03                19,181             23,042       24,736       20,327            14,934
5/04                22,390             25,733       29,270       20,238            15,079

B Shares(3)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------------------
                                                      Annualized     Cumulative
                                                       Inception      Inception
   One Year       3 Years     5 Years    10 Years       to Date        to Date
--------------------------------------------------------------------------------
    15.99%        2.19%       3.72%        8.32%         7.86%          137.21%  Without CDSC
    10.99%        0.90%       3.38%  With CDSC
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

            STI Classic Life Vision                                   Lehman            Citigroup
           Growth and Income Fund,      65/25/10      S&P 500     U.S. Aggregate    3-Month Treasury
                   B Shares              Hybrid:        Index       Bond Index         Bill Index
5/31/94             10,000               10,000        10,000         10,000             10,000
5/95                11,136               11,649        12,019         11,150             10,524
5/96                13,015               13,939        15,437         11,638             11,102
5/97                14,712               16,936        19,979         12,607             11,686
5/98                17,376               20,838        26,110         13,983             12,300
5/99                18,530               24,087        31,601         14,590             12,886
5/00                19,606               26,036        34,913         14,898             13,556
5/01                20,844               25,223        31,230         16,851             14,341
5/02                20,225               23,493        26,904         18,218             14,719
5/03                19,179               23,042        24,736         20,327             14,934
5/04                22,246               25,733        29,270         20,238             15,079

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

(1) T Shares were offered beginning on June 30, 1997.

(2) A Shares were offered beginning on November 5, 2003. A Shares' performance for the periods prior to November 5, 2003 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the A Shares. If it had, performance would have been lower than that shown. The cumulative total return of the A Shares from its inception date of November 5, 2003 to May 31, 2004 was 6.32%

(3) B Shares were offered beginning on March 11, 2003. B Shares' performance for the periods prior to March 11, 2003 reflects the performance of the Fund's
    T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the B Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  STI CLASSIC LIFE VISION MODERATE GROWTH FUND
                  --------------------------------------------


The year ending May 31, 2004 was decidedly brighter for the markets and for investors in the STIClassic Life Vision Moderate Growth Fund (the "Fund"). The economy and corporate profits grew at an above-average pace, Federal Reserve interest rate policy remained low and accommodative, and equity prices moved higher. The Fund, a managed allocation of STI Classic stock and bond funds, continued to outperform its blended benchmark for the past one, three, and five years ended May 31, 2004.

Economic growth during the past year was very strong, statistically speaking, though much of the strength was directly attributable to the well-timed interest rate and federal tax cuts that were instrumental in sustaining consumer spending. While this stimulus was an essential element to increased spending, the expansion was not yet self-sustaining, even into early 2004, and so was viewed as vulnerable to setbacks. A resumption of job growth was seen as the litmus test to sustainability. This potential vulnerability, combined with low core inflation, kept Federal Reserve interest rate policy accommodative during the year, with the key fed funds rate falling and holding at 1%. However, job growth finally accelerated in the second quarter of 2004, raising hopes of a more self-sustaining expansion, but also fears of higher interest rates.

In equities, the S&P 500 Index rose 18.33% on a total return basis in the year ended May 31, 2004, with the bulk of the rise concentrated in the third and fourth quarters of last year. Mid Cap and Small Cap stocks were even stronger, with the S&P Mid Cap 400 Index posting a 26.73% gain and the Russell 2000 Index rising 30.29%. On the international front, the MSCI EAFE Index gained 32.66%. Above average gains in the commodity price sensitive sectors helped the Value style generally outperformed Growth for the period.

In the fixed-income markets bond yields moved higher over the course of the twelve months, though intra-year volatility was significant. The yield on the 10-year Treasury note fell to as low as 3.11% in June 2003 and rose as high as 4.86% just before the close of the fiscal year in May. The Lehman U.S. Aggregate Bond Index fell a modest 0.44% during the year ending May 31, 2004, though longer-term bonds such as the 10-year Treasury note were considerably weaker falling over 5%. The stronger economy helped credit-sensitive sectors such as High Yield perform well, while Treasury securities generally underperformed.

The Fund benefited from its exposure to the Small Cap, Mid Cap, and International markets as well as to the fixed-income High Yield market. The T Shares returned 13.35% in the year ended May 31, 2004, compared with an 8.84% blended benchmark comprised of 50% S&P 500 Index, 40% Lehman U.S. Aggregate Bond Index, and 10% Citigroup 3-Month Treasury Bill Index.

As we look ahead the economic expansion looks both solid and sustainable, and is capable of supporting further gains in corporate profits and in equity prices. A key reason for this was the resumption of job growth. However the pace of the expansion is likely to slow as the stimulative benefits of tax rebates and mortgage financing subside. Inflation pressures will increase from their historically low level, putting pressure on the Federal Reserve to begin raising interest rates following a protracted period of stimulus. Bond yields are likely to rise further as the Fed starts to apply monetary restraint, but the pace of rate hikes is expected to be gradual as long as inflation pressures do not escalate sharply.

We remain cyclically overweight stocks in the Fund within our asset allocation mix, but we have reduced our weighting in Small Cap stocks given the extreme outperformance by the sector and over the past several years and shifts in some of our key valuation measures. We retained our overweight position in International equities, but are currently neutral in on Growth and Value styles. In the fixed-income segment, we will emphasize mortgage-back and selected corporate bonds as a way to enhance current yield without taking additional maturity risk.

In closing, I want to take this opportunity to thank you for investing in the Life Vision Moderate Growth Fund. We appreciate your confidence and we will work hard to continue our strong investment performance in the year ahead.



                                             Sincerely,

                                             /s/Alan M. Gayle

                                             Alan M. Gayle
                                             Senior Investment Strategist

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)
--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    13.35%        2.96%       3.72%        7.80%       7.35%         124.71%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

            STI Classic Life Vision                                 Lehman           Citigroup
            Moderate Growth Fund,       50/40/10      S&P 500   U.S. Aggregate   3-Month Treasury
                   T Shares              Hybrid:       Index      Bond Index        Bill Index
5/31/94             10,000               10,000       10,000        10,000            10,000
5/95                11,106               11,519       12,019        11,150            10,524
5/96                12,677               13,362       15,437        11,638            11,102
5/97                14,162               15,810       19,979        12,607            11,686
5/98                16,584               18,983       26,110        13,983            12,300
5/99                17,657               21,472       31,601        14,590            12,886
5/00                18,444               22,943       34,913        14,898            13,556
5/01                19,418               23,032       31,230        16,851            14,341
5/02                19,123               22,207       26,904        18,218            14,719
5/03                18,700               22,438       24,736        20,327            14,934
5/04                21,197               24,422       29,270        20,238            15,079

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
   13.18%         2.91%       3.69%        7.78%       7.33%         124.37%    Without Load
    8.95%         1.60%       2.90%        7.37%       6.98%         116.03%    With Load
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

            STI Classic Life Vision                                  Lehman            Citigroup
            Moderate Growth Fund,      50/40/10       S&P 500    U.S. Aggregate    3-Month Treasury
                   A Shares             Hybrid:        Index       Bond Index         Bill Index
5/31/94              9,625              10,000        10,000         10,000             10,000
5/95                11,106              11,519        12,019         11,150             10,524
5/96                12,677              13,362        15,437         11,638             11,102
5/97                14,162              15,810        19,979         12,607             11,686
5/98                16,584              18,983        26,110         13,983             12,300
5/99                17,657              21,472        31,601         14,590             12,886
5/00                18,444              22,943        34,913         14,898             13,556
5/01                19,418              23,032        31,230         16,851             14,341
5/02                19,123              22,207        26,904         18,218             14,719
5/03                18,700              22,438        24,736         20,327             14,934
5/04                21,165              24,422        29,270         20,238             15,079

B Shares(3)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------------------
                                                      Annualized     Cumulative
                                                       Inception      Inception
   One Year       3 Years     5 Years    10 Years       to Date        to Date
--------------------------------------------------------------------------------
    12.66%        2.66%       3.54%        7.71%         7.27          122.75%  Without CDSC
     7.66%        1.38%       3.21%     With CDSC
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*

            STI Classic Life Vision                                 Lehman           Citigroup
            Moderate Growth Fund,      50/40/10      S&P 500    U.S. Aggregate   3-Month Treasury
                   B Shares             Hybrid:       Index       Bond Index        Bill Index
5/31/94             10,000              10,000       10,000         10,000            10,000
5/95                11,106              11,519       12,019         11,150            10,524
5/96                12,677              13,362       15,437         11,638            11,102
5/97                14,162              15,810       19,979         12,607            11,686
5/98                16,584              18,983       26,110         13,983            12,300
5/99                17,657              21,472       31,601         14,590            12,886
5/00                18,444              22,943       34,913         14,898            13,556
5/01                19,418              23,032       31,230         16,851            14,341
5/02                19,123              22,207       26,904         18,218            14,719
5/03                18,651              22,438       24,736         20,327            14,934
5/04                21,012              24,422       29,270         20,238            15,079

Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.
*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation program was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.
(1) T Shares were offered beginning on June 30, 1997.
(2) A Shares were offered beginning on October 10, 2003. A Shares' performance for the periods prior to October 10, 2003 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the A Shares. If it had, performance would have been lower than that shown. The cumulative total return of the A Shares from its inception date of October 10, 2003 to May 31, 2004 was 5.79%.
(3) B Shares were offered beginning on March 11, 2003. B Shares' performance for the periods prior to March 11, 2003 reflects the performance of the Fund's
    T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the B Shares. If it had, performance would have been lower than that shown.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         STI CLASSIC MID-CAP EQUITY FUND
                         -------------------------------


The STI Classic Mid-Cap Equity Fund (the "Fund") seeks capital appreciation by investing primarily in the stocks of companies with a market capitalization between $500 million and $10 billion, or in the Russell Midcap Index. Mid cap securities that offer above average stock price appreciation relative to other securities in the same economic Sector drive our investment philosophy. Proprietary Sector based models to rank stocks have been utilized in each Sector in the mid cap market. These models utilize fundamental stock characteristics such as growth rates and cashflows. Fundamental research is used in the creation, maintenance, and enhancement of the Sector based models to reflect changes in the mid cap market.

For the fiscal year ending May 31, 2004 the Fund's T Shares returned 18.70% versus a return of 27.18% for the Russell Midcap Index, and 24.77% for the Lipper Mid Cap Core Funds Classification. While on an absolute basis these results are positive, versus the strategy's Benchmark and Peer Group, the results were disappointing.

When one dissects the past twelve months of returns for our strategy and the Russell Midcap, the categories of low price, high beta and low quality provided unusually robust returns. While the Russell Midcap returned 27.18%, the highest price, usually considered higher quality, decile of stocks, as of May 31, 2003, returned 21.58% over the subsequent twelve months. The lowest price, usually considered lower quality, decile of stocks, as of May 31, 2003, returned 36.91% over the subsequent twelve months. If one looks deeper into this lowest price decile of stocks as of May 31, 2003, and further segments stocks by quality of earnings and valuation, the lowest quartile of stocks as measured by quality of earnings stocks as well as the highest quartile of stocks as measured by most over-valued, all returned more than 40%. Approximately half of the underperformance over the past twelve months was the result of our investment process not working particularly well in this type of environment. The other half of the underperformance was due to the implementation and/or stock selection short comings.

The Sector based models can be compared to target marketing. In order to reach as many people in the country, a commercial during the Superbowl or Indianapolis 500 might be implemented. If one is trying to reach a population in a given metropolitan area, an ad in the newspaper with the widest circulation in that metropolitan area might be more effective, independent of the cost involved. If one is trying to reach a specific group of individuals in a given metropolitan area, an ad in the newspaper with the widest circulation in that metropolitan area, might not reach those target group of individuals. The target person might not subscribe to that paper. The target person might not find the ad in a large newspaper. A much more targeted approach may be necessary. A database of names and addresses that has been shown to reach that targeted group of individuals can be built.

Many investment strategies rely on a commercial at the Superbowl. In the past, we have tried to use the equivalent of an ad in the newspaper in the metropolitan area. This approach has worked reasonably well until this past twelve months. I will discuss specific stock examples of one success and two failures in the prior Sector based, or newspaper ad approach that has been used during most of the past twelve months. By highlighting different features of these three stocks, I will try to reflect some of the different factors that have been deployed in three different Sectors in the past. I will then review an even more targeted Industry Group investment strategy that has been recently implemented that is similar to the database of names and addresses approach described above.

During the past twelve months, DADE, a Health Care stock, positively affected the portfolio. Dade was purchased in the fall of 2003. Dade is a manufacturer and distributor of in vitro diagnostics (IVD) products and consumables to clinical laboratories. IVD tests are conducted outside the body and are used to analyze samples of patients' bodily fluids in a clinical setting. Strong instrument product placements in 2003 is now leading to a pull through of increasing consumable revenues. This increasing top line, combined with a recent debt upgrade, and thus lower debt payments, has generated positive cashflow momentum. Dade has also been prepaying its debt earlier than anticipated. As other investors have uncovered this de-leveraging story, positive price momentum has developed. Recently, the stock neared full valuation versus other Health Care Equipment and Service companies. We recently took profits in Dade after a 58% return. Dade contributed +.43% versus the benchmark in the past twelve months.

AMKOR, an Information Technology stock, negatively affected the portfolio. Amkor was purchased in January of 2004. Amkor is a subcontractor of semiconductor packaging and test services. The semiconductors that Amkor packages and test for its customers ultimately become components in electric systems used in communications, computing, consumer, industrial, automotive, and military applications. Amkor beat the consensus estimate for the 4th quarter and guided up in what is normally a down Q1. This was unusual in the company's history. In order to accommodate this unusually strong demand, there was a need for what was supposed to be one-time CapEx to be put in place. Very short term investors interpreted this negatively and sold the stock off 19% in Q1. At the end of April, the company reported Q1 revenues of $464M versus consensus of $473M and EPS of $.07 versus consensus of $.09. Management was not able to explain why wireless revenues were weak when the overall wireless industry was very strong. Going forward, company guided for second quarter revenue growth of up 5% to 8%. EPS guidance for Q2 was disappointing at a range of $.06 to $.11 versus consen-sus of $.16. The EPS shortfall was the result of a vaguely described additional increase in CapEx. This vagueness may be due to a potential acquisition of new business. Acquisitions have been part of Amkor's past. In the time following the last three acquisitions, the stock has underperformed the overall market as well as the Semiconductor Industry Group. Additionally, there was a large increase in litigation costs. While the company expressed confidence in a strong second half 2004, it did not give any specific guidance on how it planned to accomplish this objective. The need to buy growth in a somewhat low margin business in the first place, combined with vague and inconsistent guidance has led us to sell the stock at a 61% loss. The stock is currently trading near where we sold it and has subsequently slightly underperformed the overall market as well as the Semiconductor Industry Group. Amkor contributed -1.13% versus the benchmark in the past 12 months.

DIAMOND OFFSHORE, an Energy stock, negatively affected the portfolio. Diamond Offshore was purchased in the spring of 2003. Diamond Offshore engages principally in the contract drilling of offshore oil and gas wells. The company's large, diverse fleet, which includes some of the most technologically-advanced rigs in the world, enables it to offer a range of services worldwide in various markets, including the deep water, harsh environment market. Diamond Offshore had been buying back stock, paying down debt, and was attractive versus other Energy companies on a dividend yield and price to book basis. In the fall of 2003, cashflow from operations started to dip, leading to a halving of the quarterly dividend. Diamond Offshore was no longer attractive on a dividend yield basis and the stock was sold for an 8% loss. Diamond Offshore dramatically underperformed the Energy Sector. Diamond Offshore contributed -0.47% versus the benchmark in the past 12 months.

Going forward, the Fund strategy will continue to involve segmenting stocks into different groups, and modeling the drivers of performance in each group. The grouping process has now been significantly refined. Stocks are now grouped into S&P Industry Groups and in some cases Industries for Sectors where there is only one Industry Group, such as Energy. This new strategy allows for even deeper fundamentally based information to be incorporated into the investment process. Using the previous example of Amkor, it will no longer be compared with other Technology companies at the Sector level. It will be compared with other Semiconductor companies at the Industry Group level.

In total, 32 different Industry Group or Industry models have been constructed based on backtested results. This new Industry Group based strategy would have outperformed the benchmark by approximately 3% over the past twelve months. The average outperformance of the Industry Group models, over the past thirteen years is approximately 8%, more than double the Sector based models. The Industry Group models are also more consistent, or stable. The "worst" rolling twelve month holding period of the Industry Group based approach led to an "outperformance" of more than 1% versus the Russell Midcap benchmark during the past thirteen years. These additional models were implemented in April and May of 2004. While past model results are not a guarantee of future performance, we are very encouraged about these enhancements.

We appreciate your interest in the Fund and look forward to better results based on the equity market reverting to emphasis on the fundamentally based discipline used in our investment process.



/s/Kevin W. Shea                             /s/Chad Deakins

Kevin Shea, CFA                              Chad Deakins, CFA
Co-Portfolio Manager                         Co-Portfolio Manager

T Shares
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
--------------------------------------------------------------------------------
    18.70%        -1.78%      0.99%        7.63%       7.24%         105.78%
--------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

              STI Classic Mid-Cap           Russell
                 Equity Fund,               Midcap
                   T Shares                 Index
5/31/94             10,000                  10,000
5/95                11,256                  11,583
5/96                14,131                  14,889
5/97                16,142                  17,462
5/98                19,554                  22,234
5/99                19,869                  24,237
5/00                23,664                  27,451
5/01                22,026                  28,804
5/02                19,694                  27,762
5/03                17,580                  26,318
5/04                20,868                  33,471

A Shares
Average Annual Total Returns
(periods ended May 31, 2004)

--------------------------------------------------------------------
                                           Annualized  Cumulative
                                            Inception   Inception
 One Year    3 Years   5 Years  10 Years     to Date     to Date
--------------------------------------------------------------------
  18.16%     -2.21%    0.54%      7.14%       6.74%      96.17%     Without Load
--------------------------------------------------------------------
 813.70%     -3.44%   -0.23%      6.74%       6.34%      88.81%     With Load
--------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

              STI Classic Mid-Cap           Russell
                 Equity Fund,               Midcap
                   A Shares                 Index
5/31/94              9,625                  10,000
5/95                10,776                  11,583
5/96                13,463                  14,889
5/97                15,315                  17,462
5/98                18,464                  22,234
5/99                18,680                  24,237
5/00                22,145                  27,451
5/01                20,520                  28,804
5/02                18,262                  27,762
5/03                16,237                  26,318
5/04                19,186                  33,471

L Shares
Average Annual Total Returns
(periods ended May 31, 2004)

-------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
-------------------------------------------------------------------
    17.51%        -2.82%      -0.07%       5.85%        66.61%      Without CDSC
-------------------------------------------------------------------
    15.51%       With CDSC
-----------------

[Line Graph omitted] Plot points are as follows:

              STI Classic Mid-Cap           Russell
                 Equity Fund,               Midcap
                   L Shares                 Index
6/30/95             10,000                  10,000
5/96                11,839                  12,436
5/97                13,385                  14,585
5/98                16,035                  18,571
5/99                16,125                  20,244
5/00                19,006                  22,929
5/01                17,508                  24,059
5/02                15,488                  23,188
5/03                13,674                  21,983
5/04                16,069                  27,957


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                      STI CLASSIC MID-CAP VALUE EQUITY FUND
                      -------------------------------------


The primary emphasis of the STI Classic Mid-Cap Value Equity Fund (the "Fund") is capital appreciation and income. The Fund seeks to achieve this goal through investing within mid-cap companies with market capitalizations between $1 and $12 billon that are believed to be undervalued. Our philosophy is that superior returns can be achieved by investing in dividend-paying companies that are trading at a valuation discount to their history, their peers or to the market. The Fund utilizes a disciplined, "bottoms-up" approach of seeking out undervalued companies that display characteristics of financial strength. This examination is centered on traditional financial statement analysis. The Fund attempts to identify those companies with improving fundamentals and/or some catalyst that will increase the likelihood of the stock's value being realized. It is important to note that the Fund also employs an active sell discipline should a stock's dividend policy, valuation or fundamentals change.

For the trailing 12-month period ending May 31, 2004, the Russell Midcap Value Index performed extremely well, returning 27.19% with strong performance across all sectors, most notably Technology, Industrials and Consumer Discretionary. However, the largest contributing sector was Finance due to its heavy 32% plus weighting in the index and it's approximate 26% return for the period. The current market rally began in the first quarter of 2003 and was fueled by rising corporate profits, a very accommodative monetary and fiscal policy, and improving investor confidence.

The Fund's TShares achieved a total return of 27.71% over the 12-months ending May 31, 2004. In the context of our expectations, this return was satisfactory. This performance can be attributed primarily to the overweight in the Industrials sector. One of the best performers in the Industrials sector was Empresa Brasileira de Aeronautica ("Embraer"), a regional jet manufacturer based in Brazil. The stock was up 75% over the last twelve months. This stellar performance was due primarily to Embraer receiving multiple orders for their newest regional jet design, the ERJ 190. The demand for the ERJ 190 is strong due to the improved efficiency it offers to the airlines which operate the aircraft.

Another favorite pick for the Fund was Brink's, a provider of business and personal security services. Brink's was up 96% over the last twelve months due to the company's selling its non-core assets and using the proceeds to fund a legacy liability. Therefore, the stock's appreciation is a result of the market focusing on the true value of the core security operations.

Stock selection was satisfactory across most sectors although the Fund could have done a better job of asset allocation and stock selection in the Finance sector. The underweight in Finance was not driven by a lack of confidence in the fundamentals of banks, brokers or insurance companies, but by a lack of confidence in the fundamentals and valuations of the REIT (Real Estate Investment Trust) sector.

Over the past year of low interest rates and low inflation, stocks have performed well. Looking ahead, the stellar performance of the stock market is now being tempered by many forces. These forces include such things as the threat of inflation, high valuations, rising interest rates, high oil prices, the presidential elections, and geo-political uncertainty. In this type of environment we believe that our process, which uncovers higher quality companies with active dividend policies, further positions the Fund to continue to perform well.

We thank you for your participation in the STI Classic Mid-Cap Value Equity Fund and as always we will do our best to produce the excellent results that our investors have come to expect and deserve.


                                             /s/Donald A. Wordell

                                             Donald A. Wordell
                                             Portfolio Manager

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

-----------------------------------------------
                  Annualized      Cumulative
                   Inception       Inception
   One Year         to Date         to Date
-----------------------------------------------
    27.71%           5.14%          13.34%
-----------------------------------------------

[Line Graph omitted] Plot points are as follows:

              STI Classic Mid-Cap           Russell
              Value Equity Fund,            Midcap
                   T Shares                 Index
11/30/01            10,000                  10,000
5/02                10,965                  11,212
5/03                 8,876                  10,570
5/04                11,336                  13,444

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------
  Cumulative
   Inception
    to Date
--------------
    16.73%     Without Load
--------------
    12.30%     With Load
--------------

[Line Graph omitted] Plot points are as follows:

              STI Classic Mid-Cap       Russell
              Value Equity Fund,        Midcap
                   A Shares             Index
10/31/03             9,625              10,000
5/04                10,945              11,107

L Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

------------------------------------------
                Annualized     Cumulative
                 Inception      Inception
   One Year       o Date         to Date
------------------------------------------
    27.06%         4.50%         11.62%    Without CDSC
------------------------------------------
    25.06%       With CDSC
---------------

[Line Graph omitted] Plot points are as follows:

              STI Classic Mid-Cap           Russell
              Value Equity Fund,            Midcap
                   L Shares                 Index
11/30/01            10,000                  10,000
5/02                10,924                  11,212
5/03                 8,785                  10,570
5/04                11,163                  13,444


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) T Shares and L Shares were offered beginning on November 30, 2001.

(2) A Shares were offered beginning on October 27, 2003.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STI CLASSIC SMALL CAP GROWTH STOCK FUND
                     ---------------------------------------


The STIClassic Small Cap Growth Stock Fund's (the "Fund") investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong business fundamentals will provide superior returns over time. Fund management believes in executing a disciplined and objective investment process and controlling risk through a broadly diversified portfolio. In selecting stocks for the Fund, the management team looks for companies with strong current and projected earnings growth, improving profitability trends, a strong balance sheet, and high quality earnings. In addition, the business fundamentals of each company are rigorously scrutinized to determine the sustainability of a company's earnings growth prospects. Lastly, the Fund focuses on those companies that have the best combination of the above characteristics and purchases them at reasonable valuations.

If the last fiscal year ending May 2003 represented the inflection point for the stock market, then fiscal year 2004 was the inflection point for the economy. That makes sense, since the stock market tends to discount good or better economic news on the horizon. Strong corporate profit reports, an improving economic backdrop, and easy monetary policy set the stage for a broad market advance, characterized by participation from stocks across all market capitalizations and investment styles. For most of the year, the market favored Small Cap companies over Large Caps. But drilling down even further, the market really rewarded companies with higher beta, lower quality, lower liquidity, lower share prices, and lower profitability. In general, these are common characteristics of smaller and micro-cap companies. While the size advantage was clearly in favor of small caps, the market did not distinguish materially between the Growth and Value styles among Small Cap stocks.

For the year ending May 31, 2004, the Fund's T Shares returned 33.31% versus the 30.13% return for the S&P Small Cap 600/BARRA Growth Index, outpacing the small cap growth benchmark. By comparison, the S&P 500 Index of large cap stocks was up 18.33% for the year, highlighting the small cap advantage during this period. The Fund's one year return (T Shares) was well ahead of the Lipper Small Cap Growth Funds Classification return of 26.96%, ranking it in the 18th percentile for the period within the small cap growth peer group. For the three year period ending May 31, the Fund's annualized return of 4.06% was well ahead of the -1.0% return for the Lipper average, ranking it in the 17th percentile for the period.

Strong stock selection across the entire portfolio was the dominant factor leading to the Fund's out-performance relative to the small cap growth benchmark. Despite the market's bias toward lower quality and lower profitability companies, the Fund still managed to post solid results. We have always focused on profitable companies demonstrating growth in earnings, sales and cash flow, and this year was no exception. One of the key underlying factors to our stock selection success was our focus on companies with improving profitability metrics, like operating margins, return on equity, and cash flow return on investment. Some of our most successful companies for the year fit this description, such as GEVITY HR, TRANSACT TECHNOLOGIES, SONIC SOLUTIONS, and DITECH COMMUNICATIONS.

Also, more modestly impacting results was the Fund's position within stocks under $500 million in market cap. While not a conscious decision, at May 31 year end, roughly 25% of the companies in the Fund had market caps under $500 million. The bottom-up stock selection process identified these companies because of their combination of strong earnings trends, improving profitability, solid fundamentals, and reasonable valuation. Many smaller or micro-cap companies possessed the best combination of growth and value in our universe. For example, the Fund purchased SONIC SOLUTIONS in May 2003 at a price/earnings ratio of 14 with a sales growth rate of 70% and projected earnings growth of 70%. At the time of purchase, the company had a market cap of $118 million. After more than a three-fold move, the company's market cap has risen to $450 million. This company was truly an example of buying growth at a discount or value price.

With regard to stock selection by sector, those sectors within the Fund that performed best were Industrials, up 42%, Materials, up 46%, Consumer Staples, up 79%, Consumer Discretionary, up 41%, Health Care up 37%, and Finance up 32%. The Technology sector, up a lowly 30%, actually hindered performance as the sector lagged in the later stages of the fiscal year. The Fund's stock selection within each sector outperformed the corresponding sector for the index benchmark, except for the Energy sector. The most significant contributors to relative performance or those sectors that had the most positive stock selection were Industrials, Financials, and Consumer Staples. These sectors made up 3.5% of the excess return versus the benchmark with the heavily weighted Industrials sector contributing more than half.

Looking at individual companies that helped make money for our shareholders, we can point to a number of success stories. The following are those that had the most significant impact on performance over the past year: SONIC SOLUTIONS, JOS
A. BANK CLOTHIERS, NAM TAI ELECTRONICS, GEVITY HR, ULTIMATE SOFTWARE GROUP, CYPRESS SEMICONDUCTOR, SCHNITZER STEEL, TRANSACT TECHNOLOGIES, AMERICAN HEALTHWAYS, R&G FINANCIAL, and MARTEK BIOSCIENCES. Making a return appearance from last year's annual report is Jos A. Bank Clothiers, the men's retail clothier. The company continues to be one of the top growth stories in the retail sector and was able to grow its sales and earnings at rates of 27% and 67%, respectively, over the past year. The company has been able to leverage the sales of its larger store base to expand operating margins from 8.3% to 11.3%. The stock has been volatile over the past year due to short sellers creating controversy surrounding its inventory management strategy. However, the company's fundamentals have remained solid, as earnings estimates for the current year have increased from $1.37 to $2.05. As a result, the stock increased 86% over the past year despite the volatility. We remain confident in management's strategy and execution and like the valuation at roughly 14 times earnings.

TRANSACT TECHNOLOGIES has been one of the Fund's top performing companies since its inclusion in the portfolio last fall 2003. The company designs and manufactures specialty, transaction-based printers for the gaming and lottery, retail point-of-sale, and branch banking markets. In a development agreement with Hewlett Packard, the company's printing technology, which is cheaper, faster, and quieter, has become the standard for the gaming industry and has enabled the company to penetrate and gain share in the other two markets it serves. In addition, the company has begun to generate a higher margin, recurring revenue stream on its product sales, providing the maintenance service and the replacement cartridges to its customers. Earnings estimates for 2004 have risen from $0.41 to $0.53, while revenues have risen 70% for the past 3 quarters, and the stock price has risen roughly 170% from original purchase.

GEVITY HR provides human resources outsourcing solutions to small and medium-sized businesses. With under-utilized capacity on its human resources platform, the company can layer on additional business at minimal cost with high incremental margins. In addition, the company has the ability to raise prices, as their product had been priced well below that of its competition. And last, the company benefits from an improving economy, small business creation, and higher employment levels. The leverage of the company's business model and recurring revenue stream can be seen from the substantial increase in 2004 earnings estimates from $0.53 to $1.05 over the past year.

MARTEK BIOSCIENCES has a patented process of producing nutritional oils from micro-algae. These nutritional oils are comprised of fatty acid components that promote mental, cardiovascular, and nervous system development and health. The company's product is primarily being used in infant formula, but the potential for additional food additive applications is extensive. Currently, Martek is selling its product as fast as it can produce it, as it is capacity constrained. The company has been working to increase capacity in order to meet current demand from infant formula manufacturers and to sell into new markets. With a market all to itself, the company is projected to produce 70% revenue growth through 2005.

In the latter stages of the year, we saw a shift in the underlying trends driving the market. No longer were smaller cap, lower quality, and lower profitability companies leading the market. While a new definitive trend does not appear to have developed, history suggests that following strong broad market advances driven by liquidity, the stock market subsequently becomes more selective. We may very well be entering the proverbial "stock-picker's" market, where earnings growth, balance sheet quality, high profitability, and valuation in tandem are paramount for stock selection success.

Our investment approach with a focus on all the aforementioned factors should benefit in such an environment. Specifically, with regard to stock selection, Fund management will continue to focus on companies demonstrating accelerating earnings and sales momentum and positive estimate revisions. In addition, companies should demonstrate improving profitability trends, strong organic (non-acquisition) growth, low-debt balance sheets, and a history of wealth creation for its shareholders. Additionally, Fund management will focus on the fundamental drivers and catalysts for continued business success that will drive sustainable earnings and revenue growth. And last, valuation analysis, even for growth investors, is absolutely critical to evaluate a stock's risk/reward potential. With regard to portfolio construction, Fund management will adhere to our stated objectives of controlling risk through broad diversification and maintaining an equal-weighted portfolio approach. As such, this includes trimming or taking profits more readily in oversized positions and a constant re-evaluation of the risk/reward potential of successful stocks and top holdings. Lastly, with regard to sell discipline, this is a daily task that Fund management focuses on as much as, or more than, the stock selection decision. Despite our focus and best efforts, there is always room for improvement in the execution of the discipline. The overall combined effect of these efforts is to maintain a portfolio of companies, on an ongoing basis, that exhibit a strong earnings trend profile, high profitability characteristics, strong fundamentals, and reasonable valuation.



                                             /s/Mark D. Garfinkel

                                             Mark D. Garfinkel, CFA
                                             Portfolio Manager

T Shares
Average Annual Total Returns
(periods ended May 31, 2004)

-------------------------------------------------------------------
                                        Annualized     Cumulative
                                         Inception      Inception
   One Year       3 Years     5 Years     to Date        to Date
-------------------------------------------------------------------
    33.31%        4.00%       9.21%       15.57%         126.33%
-------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

             STI Classic Small Cap       S&P Small Cap
              Growth Stock Fund,       600/BARRA Growth
                   T Shares                  Index
10/31/98            10,000                  10,000
5/99                12,070                  11,226
5/00                15,358                  13,867
5/01                16,637                  13,474
5/02                15,714                  13,857
5/03                14,064                  12,901
5/04                18,749                  16,788

A Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

-----------------------------------------------------------------
                                      Annualized     Cumulative
                                       Inception      Inception
   One Year     3 Years     5 Years     to Date        to Date
-----------------------------------------------------------------
    32.80%      3.71%       8.86%       15.24%         122.75%     Without Load
-----------------------------------------------------------------
    27.86%      2.40%       8.03%       14.46%         114.39%     With Load
-----------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

             STI Classic Small Cap       S&P Small Cap
              Growth Stock Fund,       600/BARRA Growth
                   A Shares                  Index
10/31/98             9,625                  10,000
5/99                11,618                  11,226
5/00                14,758                  13,867
5/01                15,922                  13,474
5/02                14,989                  13,857
5/03                13,375                  12,901
5/04                17,762                  16,788


L Shares
Average Annual Total Returns
(periods ended May 31, 2004)

------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
------------------------------------------------------------------
    31.90%        3.00%       8.09%       14.39%        113.58%     Without CDSC
------------------------------------------------------------------
    29.90%      With CDSC
--------------

[Line Graph omitted] Plot points are as follows:

             STI Classic Small Cap       S&P Small Cap
              Growth Stock Fund,       600/BARRA Growth
                   L Shares                  Index
10/31/98            10,000                  10,000
5/99                12,004                  11,226
5/00                15,119                  13,867
5/01                16,206                  13,474
5/02                15,153                  13,857
5/03                13,425                  12,901
5/04                17,708                  16,788

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) A Shares were offered beginning on December 12, 1999. A Shares performance for the periods prior to December 12, 1999 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the A Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                     STI CLASSIC SMALL CAP VALUE EQUITY FUND
                     ---------------------------------------


The STI Classic Small Cap Value Equity Fund's ("the Fund") primary goal is income generation and capital appreciation. The Fund seeks to achieve these goals by investing in small-capitalization ($50 million to $2 billion) securities that are perceived to be undervalued and place an emphasis on paying a dividend. The Fund's investment philosophy is based on our belief that dividends are not only an important element of total return, but are a solid indicator of a company's future earnings potential. The Fund utilizes a strict process for constructing the portfolio. The "bottoms-up" approach seeks dividend-paying stocks that are trading at the lower end of their historical valuations and also identifies companies that display characteristics of financial strength. The next step in the process is to identify a catalyst or fundamental change that will assist the stock in realizing its true value. This purchase process allows the Fund to maintain a strict and active sell discipline. The Fund manager is very disciplined and dedicated to minimizing risk by continuously monitoring equity positions to swiftly address issues that arise.

For the twelve month period ending May 31, 2004, the Russell 2000 Value Index (the "Index") advanced 30.81%. This large gain was a result of numerous events such as the removal of Saddam Hussein from power in Iraq, rising investor expectations of the economy and a very accommodating Federal Reserve. The combination of these positive events produced only a short-lasting effect on investors and the market. Fears of inflation and rising interest rates have begun to penetrate the vibrant enthusiasm that was prevalent at the start of the year. Higher energy prices have remained and placed an extra burden on consumers. Adding to an already difficult time in the market, uncertainties due to the upcoming presidential elections, coupled with reservations about the economy stalling, impact the current environment. China, a major global economic driver, has also experienced a slowing economy.

The Fund's T Shares maintained its record of success, returning 33.56% over the 12-month period ending May 31, 2004. The Fund benefited from superior stock selection in Industrials and Information Technology. The Fund's investment in BRINK'S (BCO), a leading security services company, and EMPRESA BRASILEIRA DE AERONAUTICA (ERJ), an emerging regional jet manufacturer, enabled the Fund to outperform the Index in the Industrials sector for the twelve month period ending May 31, 2004. The Fund's investment in AUTODESK (ADSK), an innovative design software and digital content company, and HARRIS (HRS), an international communication equipment company; were examples of superior stock selections which contributed to the Fund's excess return versus the index in Information Technology. Additionally, the Fund benefited from underweight positions in the Finance and Utilities sector.

The Fund continues to be cautious on valuations in the Small Cap Value equity arena. Large inflows of capital from non-traditional Small Cap Value investors such as hedge funds, large cap investors and performance chasers are skewing valuations to the upside for most securities in the universe. This phenomenon has, in turn, caused lower quality names to increase in price, making stock selection an even more important component of performance. These non-traditional investors may also place undo downside pressure on valuations when they eventually decide to exit the Small Cap realm. The Fund will continue to pursue and take advantage of investing in international companies as they frequently offer a better risk/return trade off than domestic companies. We continue to remain cautiously optimistic on the small cap arena and all of the companies the Fund owns.

We thank you for you continued interest in the STI Classic Small Cap Value Equity Fund and look forward to continued success.

                                             /s/Brett Barner

                                             Brett Barner, CFA
                                             Portfolio Manager

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

-------------------------------------------------------------------
                                        Annualized     Cumulative
                                         Inception      Inception
   One Year       3 Years     5 Years     to Date        to Date
-------------------------------------------------------------------
    33.56%        15.03%      14.53%      15.24%         298.68%
-------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

             STI Classic Small Cap       Russell 2000
              Value Equity Fund,             Value
                   T Shares                  Index
8/31/94             10,000                  10,000
5/95                11,432                  10,471
5/96                15,171                  13,273
5/97                20,138                  16,010
5/98                24,888                  20,280
5/99                20,229                  18,347
5/00                19,274                  18,300
5/01                26,194                  23,684
5/02                31,448                  27,336
5/03                29,848                  25,285
5/04                39,865                  33,076

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

-----------------------------------------------------------------
                                      Annualized     Cumulative
                                       Inception      Inception
   One Year     3 Years     5 Years     to Date        to Date
-----------------------------------------------------------------
    32.92%      14.85%      14.42%      15.18%         296.78%     Without Load
-----------------------------------------------------------------
    27.98%      13.38%      13.55%      14.74%         282.21%     With Load
-----------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

             STI Classic Small Cap       Russell 2000
              Value Equity Fund,             Value
                   A Shares                  Index
8/31/94              9,625                  10,000
5/95                11,004                  10,471
5/96                14,602                  13,273
5/97                19,383                  16,010
5/98                23,955                  20,280
5/99                19,471                  18,347
5/00                18,552                  18,300
5/01                25,212                  23,684
5/02                30,269                  27,336
5/03                28,728                  25,285
5/04                38,186                  33,076

L Shares(3)
Average Annual Total Returns
(periods ended May 31, 2004)

------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
------------------------------------------------------------------
    32.20%        13.86%      13.34%      14.38%        270.74%     Without CDSC
------------------------------------------------------------------
    30.20%      With CDSC
--------------

[Line Graph omitted] Plot points are as follows:

             STI Classic Small Cap       Russell 2000
              Value Equity Fund,             Value
                   L Shares                  Index
8/31/94             10,000                  10,000
5/95                11,432                  10,471
5/96                15,171                  13,273
5/97                20,138                  16,010
5/98                24,627                  20,280
5/99                19,819                  18,347
5/00                18,700                  18,300
5/01                25,114                  23,684
5/02                29,865                  27,336
5/03                28,043                  25,285
5/04                37,073                  33,076

Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.
*For periods prior to January 1997, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's T Shares. The collective investment fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.
(1) T Shares were offered beginning January 31, 1997.
(2) A Shares were offered beginning on October 9, 2003. AShares' performance for the periods prior to October 9, 2003 reflects the performance of the Fund's T Shares. The performance of the TShares has not been adjusted to reflect the higher internal operating expenses of the AShares. If it had, performance would have been lower than that shown. The cumulative total return of the AShares from its inception date of October 9, 2003 to May 31, 2004 was 15.51%.
(3) L Shares were offered beginning on June 6, 1997. L Shares' performance for periods prior to June 6, 1997 reflects performance of the T Shares. T Shares have lower expenses than L Shares, which results in higher performance for L Shares than it would have been had the expenses of that class been applied.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 STI CLASSIC STRATEGIC QUANTITATIVE EQUITY FUND
                 ----------------------------------------------


The STIClassic Strategic Quantitative Equity Fund ("the Fund") strives, through the use of disciplined quantitative modeling, to objectively and consistently identify those companies with the most attractive earnings growth prospects and valuation characteristics within each sector. The evaluation characteristics vary by sector. For some sectors, attractive stocks are selected based solely upon growth characteristics. In other sectors, a combination of growth and valuation characteristics is used to identify attractive stocks. The Fund invests in companies of all sizes provided they have growth potential.

The Adviser believes that companies with higher earnings growth prospects will tend to have more highly valued share prices. Companies producing sustained accelerating rates of earnings growth will often generate increasing stock valuations. Companies producing sustained decelerating rates of earnings growth may generate decreasing stock valuations. The Adviser calls this cycle of accelerating earnings growth with increasing stock valuation and decelerating earnings growth with decreasing stock valuation the earnings-valuation cycle. The Adviser believes that earnings-valuation cycles dictate stock performance, earnings-valuation cycles differ among market sectors, and diversification controls risk. The Adviser uses quantitative modeling techniques to evaluate and select the common stock of companies based upon this belief in the earnings-valuation cycle.

The Fund's T Shares were launched on August 7, 2003. The Fund's A Shares were launched on October 9, 2003. The Fund's L Shares were launched on October 8, 2003. Since the Fund launched T Shares on August 7, 2003, the S&P 500 Index, the Fund's primary benchmark, appreciated 16.7% including reinvested dividends, the S&P Mid-Cap 400 Index appreciated 24.5%, and the S&P Small Cap 600 Index appreciated 26.2%. The S&P 500 Index essentially went straight up from the time of the Fund's inception until late January 2004. Throughout 2003, the market increasingly rewarded news on an improving economy and better corporate profits. Mid-Cap and Small-Cap stocks appreciated more than the Large-Cap stocks as the market's risk-aversion to smaller companies decreased with the improving economy and better corporate profits. From late January 2004 until early March 2004, the S&P 500 Index was flat. From early March 2004 until May end 2004, the S&P 500 Index sold off 5%, regained the 5% lost ground, sold off 5% again, and then regained some of the lost ground. In 2004, the market struggled with Iraqi war concerns, higher oil prices, increasing inflation, and the outlook for higher interest rates.

Since August 7, 2003, the S&P 500 Index performance across sectors was mixed with generally more cyclical sectors outperforming more stable sectors. Energy stocks performed the best appreciating 23.2%, followed by Information Technology stocks, appreciating 19.9%. Health Care stocks appreciated the least, up only 7.3%, weighed down by concerns over increasing government price regulation, particularly in pharmaceuticals.

Since inception of the T Shares, the Fund's T Shares have returned 23.43% including dividends. The Fund's T Shares have outperformed the S&P 500 Index, the primary benchmark, by 6.8% since inception of the T Shares. Lipper's Multi-Cap Core Funds' average appreciated 17.4% since inception of the T Shares. The Fund's T Shares have outperformed the Lipper Multi-Cap Core Funds' average by 6.1% since inception of the T Shares. Out of 610 funds in the Lipper's Multi-Cap Core Funds' group, the Fund's T Shares ranked 36th for a 6th percentile rank.

Strong stock selection within all sectors drove the Fund T Shares' excess return. While all sectors contributed positively, stock selection within Finance and Consumer Discretionary were particular standouts. Sector allocation detracted slightly from performance. Stock selection with Large-Cap stocks produced approximately 75% of the excess return.

                                             /s/Edward E. Best

                                             Edward Best, CFA
                                             Portfolio Manager

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------
  Cumulative
   Inception
    to Date
--------------
    23.43%
--------------

[Line Graph omitted] Plot points are as follows:

            STI Classic Strategic
          Quantitative Equity Fund,     S&P 500
                   T Shares              Index
8/31/03             10,000              10,000
5/04                11,567              11,262

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------
  Cumulative
   Inception
    to Date
--------------
     8.48%     Without Load
--------------
     4.43%     With Load
--------------

[Line Graph omitted] Plot points are as follows:

            STI Classic Strategic
          Quantitative Equity Fund,      S&P 500
                   A Shares               Index
10/31/03             9,625               10,000
5/04                10,208               10,773

L Shares(3)
Average Annual Total Returns
(periods ended May 31, 2004)

--------------
  Cumulative
   Inception
    to Date
--------------
     5.34%     Without CDSC
--------------
     3.34%     With CDSC
--------------

[Line Graph omitted] Plot points are as follows:

            STI Classic Strategic
          Quantitative Equity Fund,         S&P 500
                   L Shares                  Index
10/31/03            10,000                  10,000
5/04                10,362                  10,773


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) T Shares were offered  beginning on August 7, 2003.

(2) A Shares were offered beginning on October 8, 2003.

(3) L Shares were offered beginning on October 13, 2003.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                   STI CLASSIC TAX SENSITIVE GROWTH STOCK FUND
                   -------------------------------------------


The STI Classic Tax Sensitive Growth Stock Fund's (the "Fund") philosophy is to invest in companies with high and stable earnings growth and/or companies with improving earnings growth. Emphasis is placed on financially strong companies (large and mid-sized) which are market leaders in their respective industry segments as demonstrated by revenue growth, market shares and levels of profitability. The key elements of our philosophy are that stocks of quality companies do well over time, good fundamental analysis identifies the sustainability of a company's earnings growth rate, risk control is essential and an active process, and after-tax returns are important. The Fund's approach for controlling risk is to: (1) have a significant exposure to companies with stable earnings growth as well as companies whose earnings growth is more exposed to the growth of the economy as a whole; (2) to be diversified among the major industry sectors; (3) to have representation in very large, and medium sized companies; and (4) to have a portfolio of 50-70 stocks so as to reduce the stock market risk associated with the misfortunes of specific companies. In addition, the Fund manager employs an active sell discipline to weed out companies whose future earnings growth rate has deteriorated or has become significantly more uncertain and also to reduce holdings which have been so successful that they have become a major holding in the Fund.

The stock market, as measured by the S&P 500 Index, advanced strongly from the May 31, 2003 level. The Index began the year at 963.59 and ended 16.3% higher at 1120.68. When dividends are included, the total return for the Index was 18.33%. The last 12 months included the end of the bear market, the cessation of formal hostilities in Iraq and the end of the recession. In addition, consumer confidence increased and company earnings improved by more than 20%. From a stock market standpoint, those companies whose earnings and stock prices fell the most during the bear market had the best stock price recoveries as it became evident that they were once again viable concerns. Stock prices of "Blue Chip" companies that survived the recession without much, if any, earnings decline were also up in price over the last 12 months, but not nearly as much as the stock prices of more economically sensitive companies.

Against this backdrop, the Fund produced a disappointing result. For the 12 months ended May 31, 2004, the Fund's TShares returned 12.18% compared to 18.33% for the Fund's benchmark index, the S&P 500 Index. This is a large shortfall and warrants a thorough examination. The first question we asked was, "What would the return have been if there weren't any changes made in the Fund?" A Fund manager's worst nightmare is that changes to the Fund result in lower returns than if nothing at all had been done. Fortunately, this was not the case as the buys and sells made during the course of the year modestly added to the Fund's return. We next compared the ten worst performing stocks with the ten best performing stocks to see if we only had a few winners or if the winners were swamped by losers. The ten worst stocks last year averaged a -15.1% change in price while the ten best averaged an impressive gain of 49.8%. So, when the worst and best are averaged, the price impact was 17.3%, slightly higher than the 16.3% price increase of the S&P 500 Index. What did happen last year was that the underlying strategy of the Fund, investing in financially strong, large-cap growth companies, simply did not work well. The table below shows the price change of those companies held at the beginning of the year which had market caps of $100 billion or higher.

                                    May 31, 2004
                                     Market Cap                    Stock Price Change 12 Months
Company                            ($ in billions)                      ended May 31, 2004
-------                            --------------                  ----------------------------

General Electric                        $317                                    8.4%
Exxon Mobil                              284                                    18.8%
Microsoft                                283                                    6.6%
Pfizer                                   269                                    13.9%
Wal-Mart Stores                          241                                    5.9%
Citigroup                                239                                    13.2%
American International Group             191                                    26.6%
Bank of America                          170                                    12.0%
Johnson & Johnson                        165                                    2.5%
International Business Machines          151                                    0.6%
Procter & Gamble                         139                                    17.4%
                                                                               ------
AVERAGE PRICE GAIN                                                              11.4%

It is fair to say that these eleven companies can be described as "Blue Chip" stocks. One of the reasons they are considered "Blue Chip" is that their earnings rarely go down. For example, in the recessionary year of 2001 when corporate earnings were down 31%, the earnings of these 11 companies were actually up an average of 8%. So, perhaps it is not too surprising that the stock prices of these types of companies did not rebound as much as the stock prices of companies whose earnings plummeted during the recession and then in the subsequent bear market of 2002.

In terms of positioning, a few industry shifts have been made over the last 12 months. The Energy weight in the Fund has doubled from 3% to 6% as it became evident that the trend in energy prices was rising. The exposure to the Industrial sector was also increased about 3% as economic sensitive companies began to exhibit strong growth in revenues and earnings. On the de-emphasis side, the Health Care weighting was reduced by 4% as it looked like the Government was going to play a more active role in keeping the lid on pharmaceutical price increases.

Going forward, we want to emphasize our conviction that investing in high quality growth companies is a successful long term strategy. We identify companies that are consistently growing their earnings and/or improving their earnings trends and try to buy them at reasonable prices. Just as importantly, we want to disengage from companies whose long-term earnings growth is slowing and/or where the uncertainty about their future earnings growth rate has risen to an unacceptable level. We appreciate your continued confidence in the Fund and look forward to the future with confidence.

                                             /s/Parker W. Thomas, Jr.

                                             Parker W. Thomas, Jr.
                                             Portfolio Manager

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

-------------------------------------------------------------------
                                        Annualized     Cumulative
                                         Inception      Inception
   One Year       3 Years     5 Years     to Date        to Date
-------------------------------------------------------------------
    12.18%        -4.47%      -4.90%       6.82%         74.30%
-------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

          STI Classic Tax Sensitive
              Growth Stock Fund,            S&P 500
                   T Shares                  Index
12/31/95            10,000                  10,000
5/96                10,767                  10,967
5/97                13,971                  14,194
5/98                17,311                  18,550
5/99                22,402                  22,451
5/00                24,750                  24,803
5/01                19,995                  22,187
5/02                17,386                  19,114
5/03                15,540                  17,573
5/04                17,432                  20,794

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

-----------------------------------------------------------------
                                      Annualized    Cumulative
                                       Inception     Inception
   One Year     3 Years     5 Years     to Date       to Date
-----------------------------------------------------------------
    11.93%      -4.54%      -4.94%       6.80%        73.92%       Without Load
-----------------------------------------------------------------
     7.74%      -5.75%      -5.66%      6.32%         67.45%       With Load
-----------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

          STI Classic Tax Sensitive
              Growth Stock Fund,            S&P 500
                   A Shares                  Index
12/31/95             9,625                  10,000
5/96                10,364                  10,967
5/97                13,447                  14,194
5/98                16,662                  18,550
5/99                21,562                  22,451
5/00                23,822                  24,803
5/01                19,246                  22,187
5/02                16,734                  19,114
5/03                14,957                  17,573
5/04                16,741                  20,794

L Shares(3)
Average Annual Total Returns
(periods ended May 31, 2004)

------------------------------------------------------------------
                                        Annualized    Cumulative
                                         Inception     Inception
   One Year       3 Years     5 Years     to Date       to Date
------------------------------------------------------------------
    11.03%        -5.48%      -5.89%       6.11%        64.72%      Without CDSC
------------------------------------------------------------------
     9.03%      With CDSC
-------------

[Line Graph omitted] Plot points are as follows:

          STI Classic Tax Sensitive
              Growth Stock Fund,            S&P 500
                   L Shares                  Index
12/31/95            10,000                  10,000
5/96                10,767                  10,967
5/97                13,971                  14,194
5/98                17,311                  18,550
5/99                22,309                  22,451
5/00                24,401                  24,803
5/01                19,506                  22,187
5/02                16,779                  19,114
5/03                14,836                  17,573
5/04                16,473                  20,794


Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.
*For periods prior to December 1998, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.
(1) T Shares were offered beginning on December 11, 1998.
(2) A Shares were offered beginning on October 14, 2003. AShares' performance for the periods prior to October 14, 2003 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the AShares. If it had, performance would have been lower than that shown. The cumulative total return of the AShares from its inception date of October 14, 2003 to May 31, 2004 was 4.21%.
(3) L Shares were offered beginning on December 15, 1998. L Shares' performance for the periods prior to December 15, 1998 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the L Shares. If it had, performance would have been lower than that shown.
Returns shown do notreflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       This page left intentionally blank.

                       STI CLASSIC VALUE INCOME STOCK FUND
                       -----------------------------------


The STI Classic Value Income Stock Fund ("the Fund") invests primarily in dividend-paying, equity securities to generate income and capital appreciation for its investors. The Fund's investment philosophy is based upon our belief that dividends are not only an important component of total return but also an indication of a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The "bottom-up" process considers three key factors when making investment decisions: 1) Minimum dividend criteria; 2) Low historical valuation; and 3) A catalyst for improving fundamental business momentum which can cause an upward revaluation in the individual security. Our process seeks dividend-paying stocks that are trading at the lower end of historical valuation ranges. The companies identified for our focused attention are in the midst of fundamental change that we expect will reignite investor interest. They tend to exhibit "value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

The profits cycle was indeed in full swing over the last 12-months as increasing profits allowed for necessary corporate capital expenditures, which jumpstarted job growth and consumer confidence. Disposable income and consumer spending continued to grow, all the while adding to corporate profits and completing the positive feedback loop.

For the 12-month period ending May 31, 2004, the overall market rallied nicely, fueled in part by increasing corporate profits and very accommodative fiscal and monetary policies. The Fund's primary benchmark, the Russell 1000 Value Index, advanced 19.82% during this same period with strong showings in most sectors. The exceptions were Health Care and Telecommunications Services which posted nominal returns and were held back by political and regulatory concerns. With its 30%-plus weighting and approximately 22% return, the biggest contributing sector was Finance.

The Fund's T Shares performance for the twelve month period ended May 31, 2004 was 19.58%. The strongest contributors to performance for the Fund were Industrials and Materials where, in comparison to its benchmark, the Fund was not only overweight but benefited from better stock selection as well. Our affinity to stocks in these sectors derived from our "bottom-up" process which identifies companies that have done remarkable jobs cutting costs and trimming their respective operating structures during the last economic downturn. Thus, they were thus primed to experience tremendous operating leverage when business activity began picking up like it has over the past 12-months. HONEYWELL
INTERNATIONAL is a perfect example. Energized by a new management team, the company repaired its balance sheet and reorganized its cost structure, poising itself for turnaround in earnings growth as well as significant share buyback activity and dividend increases. ALCOA is another example. With a great balance sheet and seasoned management team, Alcoa has been able to position the firm to take advantage of the improving demand for aluminum in the western world as well as reconfigure the asset base to improve return on invested capital.

The main detractor from performance this past fiscal year was not company or industry- specific but was macro-related. With the Federal Reserve pushing interest rates to historic lows to spur economic recovery, many lower quality companies benefited from cheap financing and were afforded a rare opportunity to re-liquify their balance sheets and live another day. The types of stocks that had the best performance this past fiscal year were low quality, high volatility, small capitalization companies--the polar opposite of the characteristics of the Fund's core holdings. Other under-performing areas were Utilities and REITs (Real Estate Investment Trust). We never expected interest rates to get as low as they did thus missing a very significant upward move in these sectors as they followed the bond market higher.

Although profits are very strong, the stock market has stalled for the time being. Investor confidence is being challenged by a plethora of concerns including: rising interest rates, Iraq, oil prices, China's slowing economy and this year's Presidential election. In this type of investment climate we believe that higher quality companies with active dividend policies are positioned to perform well, particularly if profit growth begins to decelerate from the high double digit levels that the market is currently experiencing. The Fund is overweight in Staples and Health Care, two sectors that have historically performed well when the profits cycle decelerated. We are also maintaining our overweights in Industrials and Materials where we like the balance sheets, management teams and operating leverage that our companies exhibit. The Fund continues to maintain an underweight in Finance as we move through a FED tightening cycle and margins and book values are stressed. We feel quite confident that the Fund is positioned to perform well in the coming months and look forward to continuing to deliver the high quality product that our investors deserve.

                                             /s/Mills A. Riddick

                                             Mills A. Riddick, CFA
                                             Portfolio Manager

T Shares(1)
Average Annual Total Returns
(periods ended May 31, 2004)

-------------------------------------------------------------------------------
                                                    Annualized     Cumulative
                                                     Inception      Inception
   One Year       3 Years     5 Years    10 Years     to Date        to Date
-------------------------------------------------------------------------------
    19.58%        1.00%       1.02%       10.35%      11.58%         394.11%
-------------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

               STI Classic Value            Russell          S&P 500/BARRA
              Income Stock Fund,          1000 Value             Value
                   T Shares                 Index**               Index
5/31/94             10,000                  10,000               10,000
5/95                11,906                  11,597               11,707
5/96                15,229                  14,637               14,792
5/97                18,607                  18,707               18,558
5/98                22,905                  24,817               23,925
5/99                25,454                  28,423               27,056
5/00                22,776                  27,914               27,754
5/01                25,986                  30,058               29,733
5/02                25,029                  28,389               25,151
5/03                22,391                  26,158               22,966
5/04                26,775                  31,343               27,681

A Shares(2)
Average Annual Total Returns
(periods ended May 31, 2004)

----------------------------------------------------------------------------
                                                 Annualized     Cumulative
                                                  Inception      Inception
   One Year    3 Years     5 Years    10 Years     to Date        to Date
----------------------------------------------------------------------------
    19.10%      0.59%       0.62%      9.93%       11.24%         372.54%    Without Load
----------------------------------------------------------------------------
    14.61%     -0.68%      -0.15%      9.51%       10.94%         354.71%    With Load
----------------------------------------------------------------------------

[Line Graph omitted] Plot points are as follows:

               STI Classic Value            Russell          S&P 500/BARRA
              Income Stock Fund,          1000 Value             Value
                   A Shares                 Index**               Index
5/31/94              9,625                  10,000               10,000
5/95                11,426                  11,597               11,707
5/96                14,555                  14,637               14,792
5/97                17,712                  18,707               18,558
5/98                21,735                  24,817               23,925
5/99                24,063                  28,423               27,056
5/00                21,457                  27,914               27,754
5/01                24,381                  30,058               29,733
5/02                23,372                  28,839               25,151
5/03                20,836                  26,158               22,966
5/04                24,816                  31,343               27,681

L Shares(3)
Average Annual Total Returns
(periods ended May 31, 2004)

------------------------------------------------------------------------------
                                                   Annualized     Cumulative
                                                    Inception      Inception
   One Year    3 Years     5 Years    10 Years       to Date        to Date
------------------------------------------------------------------------------
    18.27%     -0.15%      -0.12%       9.25%        10.82%         347.20%    Without CDSC
------------------------------------------------------------------------------
    16.27%    With CDSC
-------------

[Line Graph omitted] Plot points are as follows:

               STI Classic Value            Russell          S&P 500/BARRA
              Income Stock Fund,          1000 Value             Value
                   L Shares                 Index**               Index
5/31/94             10,000                  10,000               10,000
5/95                11,906                  11,597               11,707
5/96                15,063                  14,637               14,792
5/97                18,213                  18,707               18,558
5/98                22,176                  24,817               23,925
5/99                24,374                  28,423               27,056
5/00                21,571                  27,914               27,754
5/01                24,343                  30,058               29,733
5/02                23,170                  28,389               25,151
5/03                20,491                  26,158               22,966
5/04                24,235                  31,343               27,681


Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to February 1993, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

**Previously, the Fund's return had been compared to the S&P 500/BARRA Value
  Index, but the Adviser believes that the Russell 1000 Value Index is more representative of the Fund's investment universe.

(1) T Shares were offered beginning on February 12, 1993.
(2) A Shares were offered beginning on February 17, 1993. A Shares' performance for the periods prior to February 17, 1993 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the A Shares. If it had, performance would have been lower than that shown.
(3) L Shares were offered beginning on June 1, 1995. L Shares' performance for the periods prior to June 1, 1995 reflects the performance of the Fund's T Shares. The performance of the T Shares has not been adjusted to reflect the higher internal operating expenses of the L Shares. If it had, performance would have been lower than that shown.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


AGGRESSIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (97.1%)
COMMUNICATION SERVICES (1.5%)
   Nextel Communications*                                13,100         $   303
                                                                        -------
COMPUTER SOFTWARE (3.6%)
   Cognizant Technology Solutions*                       16,000             740
                                                                        -------
CONSUMER CYCLICALS (6.8%)
   Best Buy                                               7,400             390
   Coach*                                                 8,100             353
   Tiffany                                                6,300             223
   Walt Disney                                           18,600             437
                                                                        -------
                                                                          1,403
                                                                        -------
CONSUMER DISCRETIONARY (9.3%)
   Avon Products                                          7,400             656
   Clear Channel Communications                           7,400             294
   Starbucks*                                            17,500             711
   Univision Communications*                              8,100             264
                                                                        -------
                                                                          1,925
                                                                        -------
CONSUMER STAPLES (1.7%)
   Fred's                                                 5,100             107
   Whole Foods Market                                     2,900             250
                                                                        -------
                                                                            357
                                                                        -------
FINANCE (12.4%)
   Blackrock                                              3,800             240
   Capital One Financial                                 13,000             911
   Investors Financial Services                          22,300             872
   Paychex                                                5,300             199
   SLM                                                    8,800             337
                                                                        -------
                                                                          2,559
                                                                        -------
HEALTH CARE (21.0%)
   Align Technology*                                     12,200             233
   Biomet                                                 3,600             144
   Biosite*                                               5,600             223
   Cardinal Health                                        3,600             244
   Cephalon*                                              8,300             447
   Forest Laboratories*                                   9,300             590
   Genentech*                                             4,200             251
   Gilead Sciences*                                       7,600             497
   Johnson & Johnson                                      6,000             334
   Martek Biosciences*                                    4,500             288
   Medicis Pharmaceutical                                 5,500             233
   Pfizer                                                10,000             353
   Wilson Greatbatch Technologies*                        8,500             231
   Wright Medical Group*                                  8,100             263
                                                                        -------
                                                                          4,331
                                                                        -------


--------------------------------------------------------------------------------
                                                      SHARES/FACE
                                                      AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (1.8%)
   Kla-Tencor*                                            6,700         $   323
   Lam Research*                                          1,700              42
                                                                        -------
                                                                            365
                                                                        -------
SEMICONDUCTORS (10.1%)
   Amkor Technology*                                      6,900              71
   Broadcom, Cl A*                                        6,000             253
   Intel                                                 21,400             611
   Omnivision Technologies*                               7,100             166
   Qualcomm                                              14,500             972
                                                                        -------
                                                                          2,073
                                                                        -------
SERVICES (16.5%)
   CNET Networks*                                        21,600             209
   eBay*                                                 11,100             986
   InterActiveCorp*                                      20,000             625
   Omnicom Group                                          6,500             519
   Sohu.com*                                              5,700             118
   Yahoo!*                                               30,800             944
                                                                        -------
                                                                          3,401
                                                                        -------
TECHNOLOGY (12.4%)
   Avaya*                                                 6,400             101
   Dell*                                                 11,800             415
   eResearch Technology*                                 11,850             300
   Flextronics International Ltd.*                       51,600             906
   Juniper Networks*                                     10,100             211
   Utstarcom*                                            20,100             626
                                                                        -------
                                                                          2,559
                                                                        -------
Total Common Stock
     (Cost $19,627)                                                      20,016
                                                                        -------
REPURCHASE AGREEMENT (3.3%)
   Merrill Lynch
     1.020%, dated 05/28/04, to be
     repurchased in 06/01/04,
     repurchase price $678,878
     (collaterlaized by FHLB
     obligations; total market
     value $693,444) (C)                                 $  679             679
                                                                        -------
Total Repurchase Agreement
     (Cost $679)                                                            679
                                                                        -------
Total Investments (100.4%)
   (Cost $20,306)                                                        20,695
                                                                        -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
Investment Advisory Fees Payable                                        $   (17)
Payable to Affiliated Funds                                                  (7)
Administration Fees Payable                                                  (1)
Receivable from Adviser                                                       6
Receivable from Distributor                                                   3
Other Assets and Liabilities, Net                                           (64)
                                                                        -------
Total Other Assets and Liabilities                                          (80)
                                                                        -------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 2,050,154 outstanding shares
   of beneficial interest                                                20,157
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 4,934 outstanding shares
   of beneficial interest                                                    48
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 6,528 outstanding shares
   of beneficial interest                                                    65
Accumulated net investment loss                                              (5)
Accumulated net realized loss on investments                                (39)
Net unrealized appreciation on investments                                  389
                                                                        -------
Total Net Assets (100.0%)                                               $20,615
                                                                        =======
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($20,500,987 / 2,050,154 shares)                                      $10.00
                                                                        =======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($49,267 / 4,934 shares)                                              $ 9.99
                                                                        =======
Maximum Offering Price Per Share --
   A Shares ($9.99 / 96.25%)                                             $10.38
                                                                        =======
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($65,098 / 6,528 shares)                                              $ 9.97
                                                                        =======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


BALANCED FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (50.8%)
CAPITAL GOODS (7.3%)
   3M                                                    24,000        $  2,029
   American Power Conversion                             60,400           1,093
   Applied Materials*                                   147,500           2,944
   Danaher                                               36,000           1,693
   Deere                                                 36,600           2,405
   Emerson Electric                                      41,500           2,478
   General Dynamics                                      23,500           2,247
   L-3 Communications
     Holdings                                            46,200           2,945
   Northrop Grumman                                      23,800           2,455
   Parker Hannifin                                       54,000           3,000
                                                                       --------
                                                                         23,289
                                                                       --------
COMMUNICATION SERVICES (0.6%)
   COX Communications, Cl A*                             59,700           1,875
                                                                       --------
COMPUTER SOFTWARE (3.6%)
   Amdocs*                                               78,900           1,947
   Microsoft                                            164,500           4,334
   Oracle*                                              149,000           1,687
   Peoplesoft*                                           85,500           1,529
   Veritas Software*                                     71,800           1,910
                                                                       --------
                                                                         11,407
                                                                       --------
CONSUMER CYCLICALS (9.7%)
   Bed Bath & Beyond*                                    67,100           2,499
   Costco Wholesale*                                     41,400           1,564
   Home Depot                                           100,000           3,592
   Kohl's*                                               20,800             989
   Lowe's                                                44,800           2,400
   Marriott International                                32,000           1,579
   May Department Stores                                 40,800           1,169
   Southwest Airlines                                   151,500           2,350
   Staples                                               56,500           1,558
   Target                                                60,000           2,682
   Tiffany                                               38,000           1,344
   TJX                                                   52,500           1,308
   Wal-Mart Stores                                       27,000           1,505
   Walgreen                                              80,000           2,801
   Walt Disney                                          145,000           3,403
                                                                       --------
                                                                         30,743
                                                                       --------
CONSUMER STAPLES (3.7%)
   Avon Products                                         49,700           4,406
   Gillette                                              63,900           2,754
   Kimberly-Clark                                        36,100           2,379
   Procter & Gamble                                      21,600           2,329
                                                                       --------
                                                                         11,868
                                                                       --------

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
ENERGY (2.0%)
   Anadarko Petroleum                                    38,200        $  2,083
   Exxon Mobil                                           97,900           4,234
                                                                       --------
                                                                          6,317
                                                                       --------
FINANCE (9.9%)
   Aflac                                                 61,400           2,493
   American Express                                      80,100           4,061
   American International Group                          48,000           3,518
   Bank of New York                                      48,400           1,455
   Chubb                                                 39,000           2,627
   Citigroup                                             76,000           3,529
   Goldman Sachs Group                                   23,100           2,169
   MGIC Investment                                       31,000           2,263
   Morgan Stanley                                        32,000           1,712
   State Street                                          63,500           3,075
   Wells Fargo                                           48,000           2,822
   Zions Bancorporation                                  31,300           1,919
                                                                       --------
                                                                         31,643
                                                                       --------
HEALTH CARE (5.7%)
   Biomet                                                85,000           3,410
   Boston Scientific*                                    79,800           3,535
   Johnson & Johnson                                     56,000           3,120
   Pfizer                                               100,000           3,534
   Quest Diagnostics                                     17,800           1,533
   St. Jude Medical*                                     40,700           3,104
                                                                       --------
                                                                         18,236
                                                                       --------
SEMICONDUCTORS (1.7%)
   Analog Devices                                        29,800           1,465
   Intel                                                 88,700           2,532
   Microchip Technology                                  42,400           1,345
                                                                       --------
                                                                          5,342
                                                                       --------
SERVICES (2.4%)
   Career Education*                                     27,600           1,876
   Time Warner*                                         189,500           3,229
   United Parcel Service, Cl B                           35,000           2,510
                                                                       --------
                                                                          7,615
                                                                       --------
TECHNOLOGY (4.2%)
   Agilent Technologies*                                 52,200           1,342
   CDW                                                   20,200           1,419
   Cisco Systems*                                        66,500           1,473
   Dell*                                                 37,900           1,333
   EMC*                                                 185,000           2,079
   Kla-Tencor*                                           33,900           1,633
   Lexmark International*                                25,100           2,368
   Tellabs*                                             239,000           1,898
                                                                       --------
                                                                         13,545
                                                                       --------
Total Common Stock
     (Cost $146,057)                                                    161,880
                                                                       --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                         (000)       VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (25.2%)
CAPITAL GOODS (1.2%)
   Alcan
     6.125%, 12/15/33                                   $ 1,650        $  1,577
   International Paper
     6.750%, 09/01/11                                       785             852
   Masco
     5.875%, 07/15/12                                       755             780
   Weyerhaeuser
     7.950%, 03/15/25                                       575             643
                                                                       --------
                                                                          3,852
                                                                       --------
COMMUNICATION SERVICES (2.0%)
   British Sky Broadcasting
     8.200%, 07/15/09                                       675             779
   Comcast
     6.500%, 01/15/15                                       750             779
   Cox Communications
     7.125%, 10/01/12                                       745             815
   Liberty Media
     3.500%, 09/25/06                                       850             849
   Sprint Capital
     7.625%, 01/30/11                                       740             822
   U.S. Cellular
     6.700%, 12/15/33                                       780             737
   Univision Communications
     3.500%, 10/15/07                                       825             814
   Viacom
     7.875%, 09/01/23                                       600             694
                                                                       --------
                                                                          6,289
                                                                       --------
CONSUMER CYCLICALS (2.3%)
   Albertson's
     7.500%, 02/15/11                                       695             780
   DaimlerChrysler
     4.750%, 01/15/08                                       775             777
   Ford Motor
     7.450%, 07/16/31                                       910             862
   General Motors
     8.375%, 07/15/33                                       775             807
   Kraft Foods
     5.250%, 10/01/13                                       820             793
   Kroger
     7.800%, 08/15/07                                       630             702
   May Department Stores
     7.450%, 09/15/11                                       765             859
   Safeway
     6.150%, 03/01/06                                       765             804
   Time Warner
     6.750%, 04/15/11                                       710             765
                                                                       --------
                                                                          7,149
                                                                       --------

--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                         (000)       VALUE (000)
--------------------------------------------------------------------------------
ENERGY (1.2%)
   Anadarko Petroleum
     3.250%, 05/01/08                                   $   785        $    763
   Conoco
     6.950%, 04/15/29                                     1,525           1,668
   Kerr-McGee
     5.875%, 09/15/06                                       750             788
   Petroleos Mexicanos
     9.250%, 03/30/18                                       650             730
                                                                       --------
                                                                          3,949
                                                                       --------
FINANCE (15.2%)
   Bank of America
     6.500%, 03/15/06                                     1,725           1,833
   Bank One
     5.500%, 03/26/07                                       755             795
   Bear Stearns
     4.000%, 01/31/08                                     2,375           2,375
   Boeing Capital
     6.500%, 02/15/12                                     1,380           1,472
   CIT Group
     4.125%, 02/21/06                                     1,850           1,888
   Citicorp Capital I
     7.933%, 02/15/27                                     1,400           1,498
   Citigroup Global Markets
     6.500%, 02/15/08                                     1,350           1,467
   Devon Financing
     6.875%, 09/30/11                                       660             720
   EOP Operating LP
     8.375%, 03/15/06                                       675             736
   First Data
     3.375%, 08/01/08                                       910             886
   First Union Institutional Capital I
     8.040%, 12/01/26                                       600             653
   Fund American
     5.875%, 05/15/13                                       810             806
   General Electric Capital
     3.500%, 05/01/08                                     3,195           3,138
   Golden West Financial
     4.125%, 08/15/07                                       750             759
   Goldman Sachs Capital I
     6.345%, 02/15/34                                     2,400           2,256
   Household Finance
     5.750%, 01/30/07                                     1,500           1,584
   International Lease Finance
     3.750%, 08/01/07                                     2,280           2,271
   JP Morgan Chase
     5.250%, 05/30/07                                     1,465           1,528
   MBNA America Bank
     5.375%, 01/15/08                                       665             691
   Merrill Lynch, Ser B, MTN
     3.375%, 09/14/07                                     2,315           2,288

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


BALANCED FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                         (000)       VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   MetLife
     3.911%, 05/15/05                                   $   245        $    249
   Morgan Stanley
     3.625%, 04/01/08                                     1,620           1,599
   National Rural Utilities
     3.000%, 02/15/06                                     2,405           2,413
   NB Capital Trust IV
     8.250%, 04/15/27                                     1,700           1,879
   Prudential Financial
     4.750%, 04/01/14                                     1,680           1,560
   Safeco
     6.875%, 07/15/07                                       725             792
   Simon Property Group LP
     6.375%, 11/15/07                                       700             749
   SLM, MTN
     3.625%, 03/17/08                                     2,415           2,393
   Textron Financial, Ser E, MTN
     2.750%, 06/01/06                                       665             661
   Verizon Global Funding
     7.750%, 12/01/30                                       680             765
   Washington Mutual
     4.625%, 04/01/14                                       810             737
   Washington Mutual Financial
     8.250%, 06/15/05                                     1,380           1,463
   Well Fargo
     3.500%, 04/04/08                                     2,420           2,380
   Wells Fargo Capital I
     7.960%, 12/15/26                                     1,000           1,096
                                                                       --------
                                                                         48,380
                                                                       --------
HEALTH CARE (0.2%)
   Wyeth
     6.500%, 02/01/34                                       805             761
                                                                       --------
TECHNOLOGY (0.5%)
   Computer Sciences
     7.500%, 08/08/05                                     1,505           1,588
                                                                       --------
TELEPHONES & TELECOMMUNICATIONS (1.1%)
   British Telecom
     7.875%, 12/15/05                                       305             328
   Deutsche Telekom
     8.750%, 06/15/30                                       660             804
   Verizon Global Funding
     7.250%, 12/01/10                                     2,100           2,346
                                                                       --------
                                                                          3,478
                                                                       --------
TRANSPORTATION (0.5%)
   Norfolk Southern
     7.800%, 05/15/27                                       675             775
   Union Pacific
     5.750%, 10/15/07                                       650             686
                                                                       --------
                                                                          1,461
                                                                       --------

--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                         (000)       VALUE (000)
--------------------------------------------------------------------------------
UTILITIES (1.0%)
   Alabama Power, Ser X
     3.125%, 05/01/08                                   $   525        $    507
   Carolina Power & Light
     6.500%, 07/15/12                                       625             672
   Pacific Gas & Electric
     6.050%, 03/01/34                                       855             801
   Pacificorp
     6.900%, 11/15/11                                       450             502
   Southern California Edison
     8.000%, 02/15/07                                       730             811
                                                                       --------
                                                                          3,293
                                                                       --------
Total Corporate Obligations
     (Cost $81,400)                                                      80,200
                                                                       --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS (7.5%)
   FHLMC
     5.250%, 01/15/06                                     6,410           6,686
   FNMA
     6.500%, 07/01/32                                       719             745
     6.000%, 09/01/17                                     1,080           1,122
     5.500%, 10/01/23                                     2,213           2,230
     5.000%, 06/01/33                                     4,639           4,468
     4.500%, 06/01/18                                     3,052           2,988
   GNMA
     8.500%, 04/15/31                                       707             771
     8.000%, 08/15/31 to 09/15/31                         1,993           2,174
     6.000%, 12/15/31                                     2,658           2,712
                                                                       --------
Total U.S. Government Agency Mortgage-Backed
     Obligations (Cost $24,070)                                          23,896
                                                                       --------
U.S. TREASURY OBLIGATIONS (5.5%)
   U.S. Treasury Bonds
     6.250%, 08/15/23                                     4,255           4,683
     5.375%, 02/15/31                                    11,075          11,116
   U.S. Treasury Note
     4.375%, 08/15/12                                     1,855           1,841
                                                                       --------
Total U.S. Treasury Obligations
     (Cost $18,064)                                                      17,640
                                                                       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.4%)
   FHLB
     2.625%, 05/15/07                                     4,725           4,619
   FHLMC
     5.875%, 03/21/11                                     2,670           2,795
     5.200%, 03/05/19                                     1,775           1,662
     3.875%, 01/12/09                                     1,650           1,619
                                                                       --------
Total U.S. Government Agency Obligations
     (Cost $10,915)                                                      10,695
                                                                       --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                         (000)       VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED OBLIGATIONS (3.0%)
   Capital Auto Receivables Asset
     Trust, Ser 2002-4, Cl A4
     2.640%, 03/17/08                                   $ 1,200        $  1,200
   Citibank Credit Card Issuance
     Trust, Series 2004-A1, Cl A-1
     2.550%, 01/20/09                                     3,330           3,269
   General Electric Commercial
     Mortgage, Ser 2002-1A,
     Cl A3
     6.269%, 12/10/35                                     1,790           1,924
   Harley-Davidson Motorcycle
     Trust, Ser 2002-2, Cl A2
     3.090%, 06/15/10                                       800             808
   JP Morgan Chase Commercial
     Mortgage, Series 2004-cb8,
     Cl A4
     4.404%, 01/12/39                                     2,495           2,316
                                                                       --------
Total Asset-Backed Obligations
     (Cost $9,633)                                                        9,517
                                                                       --------
FOREIGN GOVERNMENT DEBT OBLIGATIONS (0.9%)
CANADA (0.7%)
Province of Quebec, Ser NN
     7.125%, 02/09/24                                     2,030           2,319
                                                                       --------
   Total Canada
     (Cost $2,429)                                                        2,319
                                                                       --------
MEXICO (0.2%)
United Mexican States
     4.625%, 10/08/08                                       700             695
                                                                       --------
   Total Mexico
     (Cost $698)                                                            695
                                                                       --------
Total Foreign Government Debt Obligations
     (Cost $3,127)                                                        3,014
                                                                       --------
REPURCHASE AGREEMENT (3.2%)
   Deutsche Bank
     0.970%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $9,994,759
     (collateralized by U.S. Treasury
     Notes; total market value
     $10,194,401) (C)                                     9,994           9,994
                                                                       --------
Total Repurchase Agreement
     (Cost $9,994)                                                        9,994
                                                                       --------
Total Investments (99.5%)
   (Cost $303,260)                                                      316,836
                                                                       --------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
Investment Advisory Fees Payable                                       $   (249)
Distribution Fees Payable                                                   (53)
Administration Fees Payable                                                 (19)
Custodian Fees Payable                                                       (2)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (1)
Payable to Adviser                                                           (1)
Receivable from Affiliated Funds                                              1
Other Assets and Liabilities, Net                                         1,867
                                                                       --------
Total Other Assets and Liabilities                                        1,543
                                                                       --------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 19,956,282 outstanding shares
   of beneficial interest                                               223,773
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 724,903 outstanding shares
   of beneficial interest                                                 7,978
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 5,400,164 outstanding shares
   of beneficial interest                                                69,611
Undistributed net investment income                                         893
Accumulated net realized gain on investments                              2,548
Net unrealized appreciation on investments                               13,576
                                                                       --------
Total Net Assets (100.0%)                                              $318,379
                                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($244,041,686 / 19,956,282 shares)                                    $12.23
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($8,902,454 / 724,903 shares)                                         $12.28
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($12.28 / 96.25%)                                            $12.76
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($65,434,540 / 5,400,164 shares)                                      $12.12
                                                                       ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                       SHARES        VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (98.8%)
CAPITAL GOODS (13.9%)
   3M                                                   208,000      $   17,589
   American Power Conversion                            539,000           9,756
   Applied Materials*                                 1,410,700          28,158
   Danaher                                              334,000          15,708
   Deere                                                341,100          22,410
   Emerson Electric                                     386,500          23,074
   General Dynamics                                     212,400          20,312
   L-3 Communications Holdings                          413,400          26,350
   Northrop Grumman                                     221,200          22,812
   Parker Hannifin                                      403,500          22,418
                                                                     ----------
                                                                        208,587
                                                                     ----------
COMMUNICATION SERVICES (1.1%)
   COX Communications, Cl A*                            509,000          15,988
                                                                     ----------
COMPUTER SOFTWARE (7.1%)
   Amdocs*                                              807,600          19,932
   Microsoft                                          1,400,000          36,890
   Oracle*                                            1,333,300          15,093
   Peoplesoft*                                          759,400          13,578
   Veritas Software*                                    762,400          20,280
                                                                     ----------
                                                                        105,773
                                                                     ----------
CONSUMER CYCLICALS (18.5%)
   Bed Bath & Beyond*                                   541,500          20,171
   Costco Wholesale*                                    384,100          14,511
   Home Depot                                           867,000          31,143
   Kohl's*                                              184,800           8,789
   Lowe's                                               399,800          21,417
   Marriott International                               297,800          14,690
   May Department Stores                                365,200          10,467
   Southwest Airlines                                 1,341,500          20,807
   Staples                                              520,000          14,341
   Target                                               562,100          25,126
   Tiffany                                              354,000          12,521
   TJX (D)                                              542,500          13,514
   Wal-Mart Stores                                      239,200          13,331
   Walgreen                                             709,800          24,850
   Walt Disney                                        1,298,000          30,464
                                                                     ----------
                                                                        276,142
                                                                     ----------
CONSUMER STAPLES (7.0%)
   Avon Products                                        439,200          38,939
   Gillette                                             590,000          25,423
   Kimberly-Clark                                       324,600          21,391
   Procter & Gamble                                     180,000          19,408
                                                                     ----------
                                                                        105,161
                                                                     ----------
ENERGY (3.8%)
   Anadarko Petroleum                                   313,700          17,103
   Exxon Mobil                                          908,700          39,301
                                                                     ----------
                                                                         56,404
                                                                     ----------

--------------------------------------------------------------------------------

                                                       SHARES        VALUE (000)
--------------------------------------------------------------------------------
FINANCE (19.2%)
   Aflac                                                526,900      $   21,392
   American Express                                     734,200          37,224
   American International Group                         425,800          31,211
   Bank of New York                                     443,100          13,324
   Chubb                                                352,000          23,714
   Citigroup                                            693,800          32,213
   Goldman Sachs Group                                  256,300          24,069
   MGIC Investment                                      243,700          17,790
   Morgan Stanley                                       325,000          17,391
   State Street                                         592,000          28,665
   Wells Fargo                                          445,100          26,172
   Zions Bancorporation                                 232,500          14,252
                                                                     ----------
                                                                        287,417
                                                                     ----------
HEALTH CARE (11.5%)
   Biomet                                               680,000          27,282
   Boston Scientific*                                   718,500          31,829
   Johnson & Johnson                                    550,400          30,663
   Pfizer                                             1,100,000          38,874
   Quest Diagnostics                                    167,500          14,430
   St. Jude Medical*                                    377,000          28,750
                                                                     ----------
                                                                        171,828
                                                                     ----------
SEMICONDUCTORS (3.4%)
   Analog Devices                                       325,000          15,974
   Intel                                                810,700          23,145
   Microchip Technology                                 392,800          12,456
                                                                     ----------
                                                                         51,575
                                                                     ----------
SERVICES (4.7%)
   Career Education*                                    288,300          19,596
   Time Warner*                                       1,713,900          29,205
   United Parcel Service, Cl B                          300,000          21,516
                                                                     ----------
                                                                         70,317
                                                                     ----------
TECHNOLOGY (8.6%)
   Agilent Technologies*                                540,200          13,883
   CDW                                                  184,900          12,991
   Cisco Systems*                                       603,100          13,359
   Dell*                                                373,800          13,150
   EMC*                                               1,641,000          18,445
   Kla-Tencor*                                          315,400          15,196
   Lexmark International*                               233,400          22,014
   Tellabs*                                           2,455,300          19,495
                                                                     ----------
                                                                        128,533
                                                                     ----------
Total Common Stock
     (Cost $1,340,302)                                                1,477,725
                                                                     ----------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                    FACE AMOUNT
                                                   (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.2%)
   Bear Stearns
     1.020%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $18,607,544
     (collateralized by FNMA
     obligations; total market
     value $18,982,512) (C)                             $18,606      $   18,606
                                                                     ----------
Total Repurchase Agreement
     (Cost $18,606)                                                      18,606
                                                                     ----------
CASH EQUIVALENT (0.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                           2,240,250           2,240
                                                                     ----------
Total Cash Equivalent
     (Cost $2,240)                                                        2,240
                                                                     ----------
Total Investments (100.2%)
   (Cost $1,361,148)                                                  1,498,571
                                                                     ----------
OTHER ASSETS AND LIABILITIES (-0.2%)
Payable Upon Return of Securities Loaned                                 (2,240)
Investment Advisory Fees Payable                                         (1,403)
Distribution Fees Payable                                                  (151)
Administration Fees Payable                                                 (86)
Custodian Fees Payable                                                       (7)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (7)
Trustees' Fees Payable                                                       (1)
Payable to Adviser                                                           (4)
Receivable from Affiliated Funds                                              4
Other Assets and Liabilities, Net                                           315
                                                                     ----------
Total Other Assets and Liabilities                                       (3,580)
                                                                     ----------


--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 101,303,527 outstanding shares
   of beneficial interest                                            $1,067,551
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 12,344,533 outstanding shares
   of beneficial interest                                               131,882
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 8,952,459 outstanding shares
   of beneficial interest                                               131,961
Accumulated net realized gain on investments                             26,174
Net unrealized appreciation on investments                              137,423
                                                                     ----------
Total Net Assets (100.0%)                                            $1,494,991
                                                                     ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($1,248,635,811 / 101,303,527 shares)                                 $12.33
                                                                     ==========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($145,883,233 / 12,344,533 shares)                                    $11.82
                                                                     ==========
Maximum Offering Price Per Share --
   A Shares ($11.82 / 96.25%)                                            $12.28
                                                                     ==========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($100,471,849 / 8,952,459 shares)                                     $11.22
                                                                     ==========





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


EMERGING GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (96.6%)
COMMUNICATION SERVICES (1.7%)
   Nextel Partners*                                      13,900           $ 227
                                                                        -------
COMPUTER SOFTWARE (4.3%)
   Cognizant Technology Solutions* 12,000                                   555
                                                                        -------
CONSUMER CYCLICALS (11.7%)
   Cache*                                                 9,300             242
   Coach*                                                 5,400             236
   Dick's Sporting Goods*                                 9,300             267
   Marvel Enterprises*                                    8,300             169
   Select Comfort*                                        5,700             154
   Urban Outfitters*                                      8,200             450
                                                                        -------
                                                                          1,518
                                                                        -------
CONSUMER STAPLES (5.4%)
   Fred's                                                11,300             238
   Whole Foods Market                                     5,400             464
                                                                        -------
                                                                            702
                                                                        -------
FINANCE (11.8%)
   Affiliated Managers Group*                            10,100             492
   Blackrock                                              6,700             423
   Investors Financial Services                          15,800             618
                                                                        -------
                                                                          1,533
                                                                        -------
HEALTH CARE (24.8%)
   Align Technology*                                     17,900             341
   Biosite*                                              11,200             445
   Cephalon*                                              6,300             339
   Closure Medical*                                      10,100             252
   Martek Biosciences*                                    7,000             448
   Medicis Pharmaceutical                                10,400             440
   Neurocrine Biosciences*                                3,200             183
   Wilson Greatbatch Technologies*                       12,300             335
   Wright Medical Group*                                 13,400             435
                                                                        -------
                                                                          3,218
                                                                        -------
PRODUCER DURABLES (4.7%)
   Crown Castle International*                           20,500             302
   Lam Research*                                          4,800             120
   MKS Instruments*                                       8,300             194
                                                                        -------
                                                                            616
                                                                        -------
SEMICONDUCTORS (3.2%)
   Amkor Technology*                                     12,100             124
   Omnivision Technologies*                              12,300             288
                                                                        -------
                                                                            412
                                                                        -------

--------------------------------------------------------------------------------
                                                      SHARES/FACE
                                                      AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
SERVICES (11.6%)
   aQuantive*                                            22,200          $  223
   CNET Networks*                                        35,200             340
   Education Management*                                  7,600             263
   Getty Images*                                          3,000             169
   Netflix*                                               7,800             257
   Sohu.com*                                             12,000             248
                                                                        -------
                                                                          1,500
                                                                        -------
TECHNOLOGY (15.9%)
   Akamai Technologies*                                   6,000              89
   eCollege.com*                                          6,400             108
   eResearch Technology*                                 21,000             531
   F5 Networks*                                           5,000             149
   Juniper Networks*                                     10,800             226
   Utstarcom*                                            16,200             504
   Viasat*                                               19,500             449
                                                                        -------
                                                                          2,056
                                                                        -------
TRANSPORTATION (1.5%)
   Airtran Holdings*                                     13,900             194
                                                                        -------
Total Common Stock
     (Cost $12,570)                                                      12,531
                                                                        -------
REPURCHASE AGREEMENT (4.3%)
   Merrill Lynch
     1.020%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $552,862
     (collaterlaized by FNMA
     obligations; total market
     value $563,925) (C)                                   $553             553
                                                                        -------
Total Repurchase Agreement
     (Cost $553)                                                            553
                                                                        -------
Total Investments (100.9%)
   (Cost $13,123)                                                        13,084
                                                                        -------
OTHER ASSETS AND LIABILITIES (-0.9%)
Investment Advisory Fees Payable                                            (11)
Payable to Affiliated Funds                                                  (7)
Administration Fees Payable                                                  (1)
Receivable from Adviser                                                       6
Receivable from Administrator                                                 3
Other Assets and Liabilities, Net                                          (110)
                                                                        -------
Total Other Assets and Liabilities                                         (120)
                                                                        -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 1,342,951 outstanding shares
   of beneficial interest                                               $13,110
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 4,068 outstanding shares
   of beneficial interest                                                    40
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 3,618 outstanding shares
   of beneficial interest                                                    37
Accumulated net investment loss                                              (6)
Accumulated net realized loss on investments                               (178)
Net unrealized depreciation on investments                                  (39)
                                                                        -------
Total Net Assets (100.0%)                                               $12,964
                                                                        =======
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($12,890,768 / 1,342,951 shares)                                       $9.60
                                                                        =======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($39,006 / 4,068 shares)                                               $9.59
                                                                        =======
Maximum Offering Price Per Share --
   A Shares ($9.59 / 96.25%)                                              $9.96
                                                                        =======
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($34,651 / 3,618 shares)                                               $9.58
                                                                        =======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.4%)
BASIC MATERIALS (3.3%)
   E.I. du Pont de Nemours                              250,000        $ 10,800
   International Paper                                  200,000           8,386
   Praxair                                              300,000          11,097
                                                                       --------
                                                                         30,283
                                                                       --------
CAPITAL GOODS (11.4%)
   Boeing                                                50,000           2,290
   Cooper Industries Ltd., Cl A                         200,000          11,380
   Emerson Electric                                     175,000          10,447
   General Electric                                     600,000          18,672
   Honeywell International                              400,000          13,480
   Illinois Tool Works                                  125,000          11,235
   Rockwell Automation                                  500,000          16,930
   Textron                                              150,000           8,197
   United Technologies                                  150,000          12,692
                                                                       --------
                                                                        105,323
                                                                       --------
COMMUNICATION SERVICES (4.0%)
   Alltel                                               150,000           7,594
   Verizon Communications                               550,000          19,019
   Vodafone Group ADR*                                  450,000          10,692
                                                                       --------
                                                                         37,305
                                                                       --------
COMPUTER SOFTWARE (2.7%)
   Storage Technology*                                  450,000          12,712
   Sungard Data Systems*                                450,000          12,470
                                                                       --------
                                                                         25,182
                                                                       --------
CONSUMER CYCLICALS (10.9%)
   Gannett                                              125,000          10,975
   Johnson Controls                                     150,000           8,088
   Jones Apparel Group                                  325,964          12,540
   Kohl's*                                              350,000          16,646
   Lowe's                                               100,000           5,357
   May Department Stores                                450,000          12,897
   Target                                               300,000          13,410
   Wal-Mart Stores                                      175,000           9,753
   Walt Disney                                          500,000          11,735
                                                                       --------
                                                                        101,401
                                                                       --------
CONSUMER STAPLES (8.0%)
   Clorox                                               275,000          14,399
   Colgate-Palmolive                                    150,000           8,580
   Gillette                                             100,000           4,309
   HJ Heinz                                             175,000           6,535
   Kimberly-Clark                                       150,000           9,885
   PepsiCo                                              100,000           5,337
   Sara Lee                                             500,000          11,450
   Sysco                                                 50,000           1,875
   Wm. Wrigley Jr                                       185,000          11,618
                                                                       --------
                                                                         73,988
                                                                       --------

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
ENERGY (9.4%)
   Anadarko Petroleum                                   250,000        $ 13,630
   Burlington Resources                                 125,000           8,367
   ChevronTexaco                                        150,000          13,560
   ConocoPhillips                                       150,000          11,000
   Exxon Mobil                                          450,000          19,463
   Kerr-McGee                                           225,000          11,081
   Schlumberger                                         175,000          10,005
                                                                       --------
                                                                         87,106
                                                                       --------
FINANCE (25.1%)
   American International Group                         225,000          16,492
   Bank of America                                      225,000          18,704
   Berkshire Hathaway, Cl B*                              6,700          19,912
   Cincinnati Financial                                 315,000          13,466
   Citigroup                                            425,000          19,733
   Fannie Mae                                           126,100           8,537
   Fifth Third Bancorp                                  175,000           9,501
   Goldman Sachs Group                                  125,000          11,739
   Jefferson-Pilot                                       75,000           3,850
   MGIC Investment                                      125,000           9,125
   Morgan Stanley                                       225,000          12,040
   PNC Financial Services Group                         275,000          15,183
   Principal Financial Group*                           500,000          17,475
   Prudential Financial                                 475,000          21,042
   US Bancorp                                           750,000          21,076
   Wells Fargo                                          250,000          14,700
                                                                       --------
                                                                        232,575
                                                                       --------
HEALTH CARE (8.9%)
   Abbott Laboratories                                  200,000           8,242
   Anthem*                                              112,000           9,915
   Bristol-Myers Squibb                                 450,000          11,371
   C.R. Bard                                             50,000           5,608
   Express Scripts*                                     125,000           9,783
   Hospira*                                              20,000             513
   Johnson & Johnson                                    200,000          11,142
   Medtronic                                            225,000          10,778
   Merck                                                 50,000           2,365
   Pfizer                                               350,000          12,369
                                                                       --------
                                                                         82,086
                                                                       --------
SERVICES (1.5%)
   Cendant                                              600,000          13,764
                                                                       --------
TECHNOLOGY (7.9%)
   Computer Sciences* (D)                               125,000           5,449
   First Data                                           300,000          12,987
   Hewlett-Packard                                      450,000           9,558
   Intel                                                175,000           4,996
   International Business Machines                       75,000           6,644
   Microsoft                                            600,000          15,810

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
   Nokia ADR*                                           900,000        $ 12,366
   Texas Instruments                                    200,000           5,222
                                                                       --------
                                                                         73,032
                                                                       --------
TRANSPORTATION (2.1%)
   Norfolk Southern                                     350,000           8,481
   Ryder System                                         300,000          11,145
                                                                       --------
                                                                         19,626
                                                                       --------
UTILITIES (4.2%)
   American Electric Power                              600,000          19,062
   Exelon                                               350,000          11,655
   Questar                                              225,000           8,245
                                                                       --------
                                                                         38,962
                                                                       --------
Total Common Stock
     (Cost $752,956)                                                    920,633
                                                                       --------
CASH EQUIVALENT (0.1%)
   Federated Prime Value Money
     Market Fund                                      1,076,732           1,077
   Boston Global Investment Trust--
     Enhanced Portfolio (A)                              22,000              22
                                                                       --------
Total Cash Equivalent
     (Cost $1,099)                                                        1,099
                                                                       --------
Total Investments (99.5%)
   (Cost $754,055)                                                      921,732
                                                                       --------
OTHER ASSETS AND LIABILITIES (0.5%)
Payable Upon Return of Securities Loaned                                    (22)
Investment Advisory Fees Payable                                           (697)
Distribution Fees Payable                                                   (66)
Administration Fees Payable                                                 (53)
Custodian Fees Payable                                                       (4)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (4)
Trustees' Fees Payable                                                       (1)
Receivable from Affiliated Funds                                              2
Other Assets and Liabilities, Net                                         5,485
                                                                       --------
Total Other Assets and Liabilities                                        4,640
                                                                       --------


--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 53,184,874 outstanding shares
   of beneficial interest                                              $648,708
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 3,087,850 outstanding shares
   of beneficial interest                                                36,124
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 6,731,638 outstanding shares
   of beneficial interest                                               103,001
Undistributed net investment income                                       1,551
Accumulated net realized loss on investments                            (30,689)
Net unrealized appreciation on investments                              167,677
                                                                       --------
Total Net Assets (100.0%)                                              $926,372
                                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($782,665,241 / 53,184,874 shares)                                    $14.72
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($45,807,951 / 3,087,850 shares)                                      $14.83
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($14.83 / 96.25%)                                            $15.41
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($97,898,905 / 6,731,638 shares)                                      $14.54
                                                                       ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INFORMATION AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (93.4%)
CAPITAL GOODS (6.7%)
   American Power Conversion                             10,000         $   181
   Applied Materials*                                    11,000             220
   Celestica*                                            15,000             282
   Jabil Circuit*                                        10,000             283
   Sanmina-SCI                                            9,000              95
   TTM Technologies                                       7,000              80
                                                                        -------
                                                                          1,141
                                                                        -------
COMPUTER SOFTWARE (17.8%)
   Adobe Systems                                          6,000             268
   Automatic Data Processing                              7,000             311
   BMC Software*                                         10,000             176
   Cognos*                                                6,000             202
   Microsoft                                             19,000             501
   Network Associates*                                    8,000             133
   Oracle*                                               10,000             113
   Packeteer*                                             5,000              71
   SAP ADR                                               12,000             485
   Symantec*                                              7,000             321
   Veritas Software*                                     17,000             452
                                                                        -------
                                                                          3,033
                                                                        -------
FINANCE (5.6%)
   AMBAC Financial Group                                  5,000             346
   Lehman Brothers Holdings                               4,800             363
   Morgan Stanley                                         4,500             241
                                                                        -------
                                                                            950
                                                                        -------
HEALTH CARE (3.6%)
   Biogen Idec                                           10,000             621
                                                                        -------
SEMICONDUCTORS (10.0%)
   Broadcom, Cl A*                                        5,000             211
   Cypress Semiconductor*                                 6,500             106
   Marvell Technology Group Ltd.                          3,792             180
   Micrel*                                               30,000             443
   Microchip Technology*                                 17,000             539
   Taiwan Semiconductor*
     Manufacturing ADR                                   10,000             102
   Teradyne*                                              5,000             112
   Triquint Semiconductor*                                5,000              28
                                                                        -------
                                                                          1,721
                                                                        -------
SERVICES (22.5%)
   Accenture Ltd., Cl A*                                 10,000             246
   Akamai Technologies*                                  10,000             149
   Amazon.com*                                           14,000             676
   eBay*                                                  6,000             533
   Getty Images*                                          7,000             394
   Infospace*                                             9,000             329
   Knight-Ridder                                          3,000             228
   Time Warner*                                          20,000             341

--------------------------------------------------------------------------------
                                                     SHARES/FACE
                                                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
SERVICES -- CONTINUED
   VeriSign                                              15,000         $   272
   Yahoo!*                                               22,000             674
                                                                        -------
                                                                          3,842
                                                                        -------
TECHNOLOGY (27.2%)
   Alcatel ADR*                                          32,000             461
   Apple Computer*                                       12,000             337
   Avaya*                                                40,000             633
   Cisco Systems*                                        28,000             620
   Comverse Technology*                                  30,000             530
   Enterasys Networks                                    14,000              27
   Hewlett-Packard                                       11,000             234
   International Business Machines                        6,500             576
   Juniper Networks*                                     19,400             406
   Nortel Networks* (D)                                  30,000             115
   Polycom                                               15,000             307
   Qualcomm                                               1,500             101
   STMicroelectronics                                     5,000             113
   Utstarcom (D)                                          6,000             187
                                                                        -------
                                                                          4,647
                                                                        -------
Total Common Stock
     (Cost $13,880)                                                      15,955
                                                                        -------
REPURCHASE AGREEMENT (6.9%)
   Dresdner Bank
     0.950%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $1,182,176
     (collateralized by FNMA
     obligations; total market
     value $1,209,922) (C)                               $1,182           1,182
                                                                        -------
Total Repurchase Agreement
     (Cost $1,182)                                                        1,182
                                                                        -------
CASH EQUIVALENT (1.4%)
   Boston Global Investment
     Trust -- Enhanced Portfolio (A)                    239,400             239
                                                                        -------
Total Cash Equivalent
     (Cost $239)                                                            239
                                                                        -------
Total Investments (101.7%)
   (Cost $15,301)                                                        17,376
                                                                        -------
OTHER ASSETS AND LIABILITIES (-1.7%)
Payable Upon Return of Securities Loaned                                   (239)
Investment Advisory Fees Payable                                            (15)
Distribution Fees Payable                                                    (4)
Administration Fees Payable                                                  (1)
Other Assets and Liabilities, Net                                           (26)
                                                                        -------
Total Other Assets and Liabilities                                         (285)
                                                                        -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 1,294,272 outstanding shares
   of beneficial interest                                               $72,809
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 205 outstanding shares
   of beneficial interest                                                     2
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 1,027,350 outstanding shares
   of beneficial interest                                                27,072
Accumulated net realized loss on investments                            (84,867)
Net unrealized appreciation on investments                                2,075
                                                                        -------
Total Net Assets (100.0%)                                               $17,091
                                                                        =======
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($9,712,279 / 1,294,272 shares)                                        $7.50
                                                                        =======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($1,539.3 / 205.4 shares)                                              $7.49
                                                                        =======
Maximum Offering Price Per Share --
   A Shares ($7.49 / 96.25%)                                              $7.78
                                                                        =======
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($7,377,522 / 1,027,350 shares)                                        $7.18
                                                                        =======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (97.3%)
AUSTRALIA (4.5%)
   Australia & New Zealand
     Banking Group                                       74,547        $    964
   BlueScope Steel (D)                                  346,468           1,533
   Boral (D)                                            321,359           1,344
   Insurance Australia Group (D)                        472,896           1,539
   News Corp                                             56,947             522
   Orica                                                139,279           1,456
   Origin Energy (D)                                    287,361           1,083
   Pacific Brands*                                      686,200           1,239
   Publishing & Broadcasting (D)                        199,050           1,753
   Qantas Airways (D)                                   726,400           1,778
   West Australian Newspapers
     Holdings (D)                                       164,090             774
   Westpac Banking                                      128,082           1,572
                                                                       --------
                                                                         15,557
                                                                       --------
BELGIUM (0.8%)
   Delhaize Group (D)                                    33,502           1,594
   Fortis (D)                                            63,638           1,351
                                                                       --------
                                                                          2,945
                                                                       --------
DENMARK (0.8%)
   Danske Bank                                           85,955           1,955
   TDC                                                   26,300             887
                                                                       --------
                                                                          2,842
                                                                       --------
FINLAND (1.5%)
   Fortum                                               120,000           1,411
   Nokia*                                               201,446           2,745
   Tietoenator                                           35,875           1,058
                                                                       --------
                                                                          5,214
                                                                       --------
FRANCE (9.5%)
   Alcatel*                                             107,709           1,548
   Aventis* (D)                                          35,149           2,788
   AXA                                                   50,140           1,029
   BNP Paribas                                           61,392           3,748
   Cie de Saint-Gobain                                   28,252           1,423
   France Telecom*                                       84,535           2,033
   Lafarge (D)                                           25,464           2,198
   Pernod-Ricard (D)                                     10,944           1,370
   Peugeot (D)                                           28,791           1,625
   Schneider Electric (D)                                20,621           1,388
   Societe Generale (D)                                  37,180           3,151
   Suez (D)                                              63,656           1,237
   Technip (D)                                            2,577             347
   Thomson (D)                                           26,838             512
   Total (D)                                             27,247           5,114
   Vinci (D)                                             16,931           1,627
   Vivendi Universal*                                    65,651           1,673
                                                                       --------
                                                                         32,811
                                                                       --------

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
GERMANY (7.0%)
   Allianz                                               24,846        $  2,591
   BASF                                                  42,842           2,190
   Bayer (D)                                             25,014             713
   Bayerische Motoren Werke                              17,159             727
   Deutsche Bank (D)                                     37,588           2,945
   Deutsche Post                                         78,728           1,575
   Deutsche Telekom*                                    131,987           2,215
   E.ON                                                  18,650           1,293
   Infineon Technologies*                                19,332             261
   Metro*                                                23,228           1,125
   Porsche                                                3,048           2,058
   SAP                                                   11,599           1,872
   Schering                                              10,162             554
   Siemens                                               54,510           3,837
   Volkswagen                                            11,055             482
                                                                       --------
                                                                         24,438
                                                                       --------
HONG KONG (1.7%)
   Bank of East Asia                                    334,800             951
   Cathay Pacific Airways                               250,000             471
   Cheung Kong Holdings                                 166,000           1,246
   CLP Holdings                                         101,300             537
   Esprit Holdings (D)                                  343,500           1,498
   Hang Lung Properties                                 181,000             236
   Hutchison Whampoa                                    117,700             797
                                                                       --------
                                                                          5,736
                                                                       --------
IRELAND (1.0%)
   Anglo Irish Bank                                     124,347           1,974
   CRH                                                   69,188           1,470
                                                                       --------
                                                                          3,444
                                                                       --------
ITALY (2.8%)
   Banca Intesa                                         351,093           1,260
   ENI-Ente Nazionale Idrocarburi                       142,173           2,898
   Mediaset (D)                                         222,271           2,435
   Saipem (D)                                            41,392             377
   Telecom Italia (D)                                   575,550           1,764
   UniCredito Italiano (D)                              221,668           1,037
                                                                       --------
                                                                          9,771
                                                                       --------
JAPAN (22.6%)
   Advantest (D)                                          9,000             631
   Amada                                                107,000             608
   Asahi Breweries                                      146,600           1,544
   Asahi Glass                                          166,000           1,753
   Bank of Fukuoka                                      216,000           1,120
   Bridgestone                                           40,000             668
   Canon                                                 40,100           1,977
   Daimaru                                               39,000             342

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
      Daiwa Securities Group                            190,000        $  1,327
      East Japan Railway                                    224           1,157
      Eisai (D)                                          49,000           1,272
      Fujitsu*                                          216,000           1,458
      Hitachi                                           376,000           2,585
      Honda Motor                                        25,900           1,115
      Ito-Yokado                                         24,000             975
      JFE Holdings                                       32,400             701
      Kao                                                34,000             795
      Kyocera                                            22,100           1,840
      Kyushu Electric Power                              90,900           1,563
      Marubeni (D)                                      621,000           1,416
      Matsushita Electric Industrial                     74,000           1,022
      Matsushita Electric Works                         106,000             884
      Millea Holdings                                        52             673
      Mitsubishi                                         80,000             790
      Mitsubishi Estate                                  28,000             345
      Mitsubishi Tokyo Financial Group                      296           2,544
      Mitsui                                             80,000             609
      Mitsui Fudosan                                    117,000           1,329
      Mitsui OSK Lines                                  327,000           1,550
      Mitsui Sumitomo Insurance                         121,000           1,077
      Mizuho Financial Group                                389           1,675
      Murata Manufacturing                               10,100             582
      Nippon Steel                                      387,000             784
      Nippon Telegraph & Telephone                          509           2,501
      Nissan Motor                                       71,300             719
      Nitto Denko                                        23,300           1,261
      Nomura Holdings                                    88,000           1,349
      Nomura Research Institute                          10,100           1,023
      NTT DoCoMo                                            528             994
      Onward Kashiyama                                   66,000           1,065
      ORIX                                                6,500             659
      Pioneer                                            14,200             366
      Ricoh                                              60,300           1,170
      Rohm                                                9,000           1,075
      Sammy Corp                                         19,100             731
      Sankyo                                             40,600             812
      Sankyo Gunma                                       24,200             821
      Seven-Eleven Japan                                 27,000             853
      Sharp                                              66,000           1,117
      Shin-Etsu Chemical                                 31,900           1,117
      Showa Shell Sekiyu KK                             101,800             852
      Sony                                               40,500           1,488
      Sumitomo                                          200,000           1,544
      Sumitomo Chemical                                 220,000           1,031
      Sumitomo Mitsui Financial Group                       234           1,677
      Sumitomo Rubber Industries (D)                     87,000             723
      Takeda Chemical Industries                         37,600           1,562
      TDK                                                11,700             820

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Tokyo Electric Power                                  71,900        $  1,539
   Tokyo Gas                                            255,000             897
   Toppan Printing                                      137,000           1,667
   Toyota Motor                                         134,700           4,875
   West Japan Railway                                       191             741
   Yamada Denki                                          18,200             608
   Yamaha Motor                                         106,000           1,520
   Yamato Transport                                      48,000             682
                                                                       --------
                                                                         78,570
                                                                       --------
NETHERLANDS (4.3%)
   ABN AMRO Holding                                     123,871           2,640
   Akzo Nobel                                            46,880           1,695
   ING Groep                                            103,545           2,337
   Koninklijke Philips Electronics                      123,419           3,353
   Royal Dutch Petroleum                                 45,115           2,259
   Royal KPN                                            238,415           1,729
   Unilever (D)                                          10,497             690
   United Services Group                                 16,389             228
                                                                       --------
                                                                         14,931
                                                                       --------
NEW ZEALAND (0.5%)
   Fletcher Building                                    643,223           1,786
                                                                       --------
NORWAY (0.5%)
   Tandberg                                              30,600             308
   Telenor                                              201,911           1,450
                                                                       --------
                                                                          1,758
                                                                       --------
SINGAPORE (0.8%)
   DBS Group Holdings                                   141,000           1,169
   Fraser & Neave                                        60,130             478
   SembCorp Industries                                  455,000             385
   Singapore Airlines                                    34,000             210
   Singapore Telecommunications                         397,000             511
                                                                       --------
                                                                          2,753
                                                                       --------
SPAIN (4.5%)
   Acciona (D)                                           10,051             636
   Altadis                                               28,974             887
   Banco Santander Central Hispano                      272,843           2,895
   Endesa                                               112,117           2,069
   Gamesa Corp Tecnologica*                              17,867             801
   Repsol                                               134,695           2,855
   Sociedad General de Aguas de
     Barcelona* (D)                                      53,848             896
   Sociedad General de Aguas de
     Barcelona (D)                                          481               8
   Telefonica                                           267,223           3,877
   Union Fenosa                                          30,920             660
                                                                       --------
                                                                         15,584
                                                                       --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
SWEDEN (3.2%)
   Ainax* (B) (E)                                         2,239        $     66
   Autoliv (D)                                           31,197           1,283
   Electrolux                                            48,800             972
   Nordea                                               398,200           2,697
   Sandvik                                               31,865           1,081
   Svenska Handelsbanken                                 45,100             877
   Telefonaktiebolaget LM Ericsson,
     Cl B*                                            1,071,948           2,991
   Volvo (D)                                             34,700           1,124
                                                                       --------
                                                                         11,091
                                                                       --------
SWITZERLAND (6.8%)
   Credit Suisse Group*                                  92,845           3,186
   Nestle                                                15,619           4,059
   Novartis                                             153,679           6,885
   Roche Holding                                         18,983           1,998
   STMicroelectronics (D)                                22,878             514
   UBS                                                   58,887           4,220
   Zurich Financial Services*                            18,090           2,845
                                                                       --------
                                                                         23,707
                                                                       --------
UNITED KINGDOM (24.5%)
      Alliance Unichem                                  154,340           1,791
      Aviva                                             255,158           2,491
      Balfour Beatty                                    345,444           1,582
      Barclays                                          440,158           3,837
      BHP Billiton                                      174,600           1,469
      BP                                              1,032,520           9,044
      British American Tobacco                          148,690           2,181
      BT Group                                          572,868           1,922
      Burberry Group                                    216,052           1,543
      Centrica                                          344,886           1,345
      Dixons Group                                      574,274           1,603
      Emap                                              131,343           1,833
      Galen Holdings                                     78,530           1,043
      GlaxoSmithKline                                   313,524           6,553
      HBOS                                              322,619           4,223
      HMV Group                                         247,000           1,067
      HSBC Holdings                                     336,423           4,990
      Kesa Electricals                                  274,006           1,429
      Legal & General Group                             901,100           1,471
      mmO2*                                             840,358           1,502
      Next                                               85,652           2,177
      Northern Rock                                     139,742           1,855
      Pennon Group                                       82,224           1,110
      Pilkington                                        799,766           1,327


--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
   UNITED KINGDOM -- CONTINUED
   Royal Bank of Scotland Group                         121,328        $  3,664
   SABMiller                                             99,200           1,199
   Sage Group                                           498,990           1,617
   Shell Transport & Trading                            488,994           3,534
   Tesco                                                566,601           2,587
   Vodafone Group                                     2,564,112           6,029
   Whitbread                                            140,710           2,064
   William Hill                                         228,421           2,266
   Wimpey George                                        337,796           2,285
                                                                       --------
                                                                         84,633
                                                                       --------
Total Foreign Common Stock
     (Cost $293,433)                                                    337,571
                                                                       --------
EXCHANGE TRADED FUND (1.6%)
   iShares MSCI EAFE Index Fund (D)                      39,997           5,534
                                                                       --------
Total Exchange Traded Fund
     (Cost $5,397)                                                        5,534
                                                                       --------
CASH EQUIVALENT (15.0%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                          52,076,710          52,077
                                                                       --------
Total Cash Equivalent
     (Cost $52,077)                                                      52,077
                                                                       --------
Total Investments (113.9%)
   (Cost $350,907)                                                      395,182
                                                                       --------
OTHER ASSETS AND LIABILITIES (-13.9%)
Payable Upon Return of Securities Loaned                                (52,077)
Investment Advisory Fee Payable                                            (358)
Custodian Fees Payable                                                      (50)
Administration Fees Payable                                                 (20)
Distribution Fees Payable                                                    (5)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (2)
Receivable from Affiliated Funds                                              1
Other Assets and Liabilities, Net                                         4,171
                                                                       --------
Total Other Assets and Liabilities                                      (48,340)
                                                                       --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 32,739,338 outstanding shares
   of beneficial interest                                              $368,898
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 703,687 outstanding shares
   of beneficial interest                                                 6,530
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 801,834 outstanding shares
   of beneficial interest                                                11,975
Undistributed net investment income                                       2,377
Accumulated net realized loss on investments                            (87,267)
Net unrealized appreciation on investments                               44,275
Net unrealized appreciation on foreign
   currency and translation of other assets
   and liabilities in foreign currency investments                           54
                                                                       --------
Total Net Assets (100.0%)                                              $346,842
                                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($332,180,284 / 32,739,338 shares)                                    $10.15
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($7,055,667 / 703,687 shares)                                         $10.03
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($10.03 / 96.25%)                                            $10.42
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($7,605,906 / 801,834 shares)                                          $9.49
                                                                       ========


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
At May 31, 2004, sector diversification of the Fund was as follows (unaudited):

                                                   % OF           VALUE
SECTOR DIVERSIFICATION                          NET ASSETS        (000)
----------------------                        --------------  -------------
FOREIGN COMMON STOCK
Banking                                             15.7%       $ 54,101
Energy                                              12.4          42,985
Finance                                             12.3          42,645
Telephones & Telecommunications                     11.7          40,695
Building & Construction                              6.8          23,733
Health Care                                          6.8          23,623
Technology                                           6.7          23,224
Automotive                                           4.0          14,113
Food, Beverage & Tobacco                             3.3          11,371
Retail                                               2.9          10,018
Transportation                                       2.7           9,448
Apparel/Textiles                                     2.6           8,938
Wholesale                                            1.9           6,549
Chemicals                                            1.5           5,051
Services                                             1.4           4,698
Electronics                                          1.2           4,139
Household Products                                   1.2           4,123
Printing & Publishing                                0.9           3,500
Photographic Equipment &
   Supplies                                          0.6           1,977
Metals & Mining                                      0.4           1,469
Office Furniture & Fixtures                          0.3           1,171
                                                   -----        --------
TOTAL FOREIGN COMMON STOCK                          97.3         337,571
EXCHANGE TRADED FUND                                 1.6           5,534
SHORT-TERM INVESTMENT                               15.0          52,077
                                                   -----        --------
TOTAL INVESTMENTS                                  113.9         395,182
TOTAL OTHER ASSETS AND
   LIABILITIES, NET                                (13.9)        (48,340)
                                                   -----        --------
TOTAL NET ASSETS                                   100.0%       $346,842
                                                   =====        ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (95.5%)
AUSTRALIA (2.5%)
   Alumina                                               39,656        $    151
   Amcor                                                 26,805             125
   Amp                                                   49,137             195
   Australia & New Zealand
     Banking Group                                       45,955             594
   Australian Gas Light                                  19,509             164
   BHP Billiton                                          99,299             854
   BlueScope Steel                                       34,569             153
   Brambles Industries (D)                               34,805             146
   Coca-Cola Amatil                                      20,682             105
   Cochlear                                               2,438              36
   Coles Myer                                            34,610             210
   Commonwealth Bank
     of Australia                                        30,969             727
   CSL                                                    5,655              93
   CSR                                                   43,122              59
   Foster's Group                                        69,625             226
   General Property Trust                                89,550             220
   Insurance Australia Group                             49,749             162
   Lend Lease Corp                                       17,995             129
   Macquarie Bank                                         8,055             192
   Mayne Group                                           37,205              80
   Mirvac Group                                          31,249              95
   National Australia Bank                               38,601             829
   Newcrest Mining                                        7,159              65
   News Corp                                             43,386             398
   QBE Insurance Group (D)                               26,224             234
   Rinker Group                                          33,351             179
   Rio Tinto                                              8,917             223
   Santos                                                26,756             130
   Southcorp                                             29,055              65
   Stockland                                             41,098             155
   Suncorp-Metway                                        22,088             218
   TABCORP Holdings                                      16,790             160
   Telstra                                               47,739             160
   Wesfarmers                                            12,274             247
   Westfield Holdings                                    20,837             217
   Westfield Trust                                       96,972             295
   Westpac Banking                                       44,551             547
   WMC Resources                                         36,559             120
   Woodside Petroleum                                    17,862             202
   Woolworths                                            24,347             205
                                                                       --------
                                                                          9,365
                                                                       --------
AUSTRIA (2.1%)
   Bank Austria Creditanstalt (D)                        13,957             794
   Boehler-Uddeholm                                       3,106             237
   Erste Bank der Oesterreichischen
     Sparkassen (D)                                      11,635           1,797
   Flughafen Wien                                         6,213             345

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
AUSTRIA -- CONTINUED
   Immofinanz Immobilien
     Anlagen (D)                                         44,811        $    354
   Mayr-Melnhof Karton (D)                                1,584             190
   OMV (D)                                                5,151             903
   RHI*                                                   9,336             194
   Telekom Austria*                                     103,496           1,446
   VA Technologie*                                        4,544             243
   Verbund - Oesterreichische
     Elektrizitaetswirtschaf                              1,854             308
   Voestalpine (D)                                        9,256             413
   Wienerberger (D)                                      19,972             676
   Wienerberger Rights (D)                               19,972              --
                                                                       --------
                                                                          7,900
                                                                       --------
BELGIUM (1.8%)
   AGFA-Gevaert (D)                                      10,980             267
   Bekaert                                                1,895             109
   Belgacom (D)                                          11,572             350
   Colruyt                                                2,208             241
   D'ieteren (D)                                            364              72
   Delhaize Group                                         5,959             284
   Dexia (D)                                             45,079             754
   Electrabel (D)                                         2,151             701
   Fortis (D)                                            76,787           1,632
   Groupe Bruxelles Lambert                               5,399             334
   Interbrew                                             11,567             353
   KBC Bancassurance Holding (D)                          6,698             384
   Omega Pharma                                           3,255             158
   Solvay                                                 5,076             408
   UCB                                                    7,912             368
   Umicore                                                1,933             117
                                                                       --------
                                                                          6,532
                                                                       --------
DENMARK (1.1%)
   AP Moller - Maersk                                        89             579
   Carlsberg                                              1,200              59
   Danisco                                                4,359             207
   Danske Bank                                           33,246             756
   DSV                                                    1,600              74
   East Asiatic                                           1,050              47
   FLS Industries*                                        3,200              43
   GN Store Nord                                         21,500             161
   Group 4 Falck                                          6,336             147
   H Lundbeck (D)                                         5,500             122
   ISS                                                    3,878             185
   NKT Holdings                                           1,300              25
   Novo-Nordisk                                          17,970             826
   Novozymes                                              5,570             244
   TDC                                                    9,200             310
   Topdanmark*                                            2,200             133
   Vestas Wind Systems*                                   8,438             112
   William Demant Holding*                                3,257             120
                                                                       --------
                                                                          4,150
                                                                       --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
FINLAND (0.6%)
   Nokia                                                101,700        $  1,386
   Orion                                                  3,300              84
   Rautaruukki*                                          12,800              95
   Stora Enso                                            15,406             200
   Tietoenator                                            3,169              93
   UPM-Kymmene*                                          11,700             210
   Wartsila                                               1,200              25
                                                                       --------
                                                                          2,093
                                                                       --------
FRANCE (9.1%)
   Accor (D)                                             10,296             427
   Air Liquide* (B) (E)                                   4,899             860
   Alcatel*                                              58,957             847
   Alstom*                                               54,005              62
   Atos Origin*                                           2,132             125
   Aventis* (D)                                          31,766           2,520
   AXA                                                   67,119           1,377
   BNP Paribas                                           37,794           2,308
   Bouygues (D)                                           9,868             340
   Cap Gemini*                                            5,458             209
   Carrefour                                             26,632           1,301
   Casino Guichard Perrachon (D)                          2,045             179
   Cie de Saint-Gobain                                   14,306             721
   Cie Generale D'Optique Essilor
     International (D)                                    6,230             386
   Credit Agricole (D)                                   30,343             746
   Dassault Systemes                                      2,943             134
   European Aeronautic Defense
     and Space (D)                                       14,396             355
   France Telecom*                                       56,606           1,361
   Groupe Danone                                          5,803           1,001
   L'Oreal                                               15,820           1,228
   Lafarge* (B) (E)                                         997              86
   Lafarge (D)                                            6,415             554
   Lagardere S.C.A. (D)                                   6,749             412
   LVMH Moet Hennessy Louis
     Vuitton (D)                                         11,662             833
   Michelin (C.G.D.E.) (D)                                7,093             346
   Pernod-Ricard (D)                                      3,191             399
   Peugeot (D)                                            9,444             533
   Pinault-Printemps-Redoute                              3,240             339
   Publicis Groupe                                        5,452             161
   Renault                                                8,204             611
   Sanofi-Synthelabo (D)                                 17,872           1,181
   Schneider Electric (D)                                10,045             676
   Societe BIC (D)                                        2,837             123
   Societe Generale                                      15,084           1,278
   Societe Television Francaise 1 (D)                     6,871             213
   Sodexho Alliance (D)                                   5,673             148
   Suez (D)                                              38,495             748
   Technip (D)                                            1,506             203

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
FRANCE -- CONTINUED
   Thales (D)                                             4,539        $    160
   Thomson (D)                                           11,812             225
   Total (D)                                             30,350           5,696
   Unibail                                                3,491             347
   Valeo (D)                                              4,076             165
   Veolia Environnement (D)                              12,058             322
   Vinci (D)                                              3,579             344
   Vivendi Universal*                                    43,296           1,103
                                                                       --------
                                                                         33,693
                                                                       --------
GERMANY (13.9%)
   Adidas-Salomon*                                        5,115             603
   Allianz                                               30,236           3,153
   Altana                                                 7,722             501
   BASF (D)                                              57,169           2,922
   Bayer (D)                                             67,938           1,937
   Bayerische Hypo-und
     Vereinsbank*                                        53,557             905
   Beiersdorf                                             2,855             321
   Celesio                                                4,032             230
   Commerzbank                                           52,500             861
   Continental                                           14,509             651
   DaimlerChrysler                                       89,932           4,010
   Deutsche Bank (D)                                     54,864           4,299
   Deutsche Boerse (D)                                   11,216             598
   Deutsche Lufthansa                                    21,871             312
   Deutsche Post                                         46,723             935
   Deutsche Telekom*                                    263,227           4,417
   Douglas Holding                                        6,189             164
   E.ON                                                  65,063           4,509
   Epcos*                                                 6,198             125
   Fresenius Medical Care (D)                             4,037             298
   HeidelbergCement                                       4,273             188
   Hypo Real Estate Holding*                             13,568             381
   Infineon Technologies*                                66,754             902
   KarstadtQuelle (D)                                     5,639             115
   Linde                                                  9,191             474
   MAN                                                   12,486             462
   Merck                                                  6,208             349
   Metro*                                                15,524             751
   MLP                                                    6,775             105
   Muenchener Rueckversicherungs
     (D)                                                 15,682           1,609
   Puma Rudolf Dassler Sport                              1,715             419
   RWE*                                                  43,568           1,899
   SAP                                                   21,481           3,468
   Schering                                              18,067             985
   Siemens                                               83,733           5,894
   Suedzucker                                             5,999             119
   ThyssenKrupp                                          32,659             544
   TUI (D)                                               15,725             305
   Volkswagen (D)                                        23,712           1,034
                                                                       --------
                                                                         51,754
                                                                       --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
GREECE (1.3%)
   Alpha Bank A.E                                        24,960        $    653
   Coca Cola Hellenic Bottling                           10,600             265
   Commercial Bank of Greece                              8,200             217
   Cosmote Mobile
     Communications                                       9,400             157
   EFG Eurobank Ergasias                                 22,900             510
   Hellenic Duty Free Shops                               4,700              86
   Hellenic Petroleum                                    17,200             132
   Hellenic Technodomiki                                  4,300              22
   Hellenic Telecommunications
     Organization                                        30,400             400
   Intracom                                              28,700             144
   National Bank of Greece                               25,030             754
   OPAP                                                  21,300             409
   Piraeus Bank                                          23,000             268
   Public Power                                          11,000             275
   Technical Olympic                                     18,600              87
   Titan Cement                                           4,000             175
   Viohalco                                              16,600             105
   Vodafone-Panafon                                      23,800             160
                                                                       --------
                                                                          4,819
                                                                       --------
HONG KONG (1.1%)
   Bank of East Asia                                     84,800             241
   BOC Hong Kong Holdings                               134,000             232
   Cheung Kong Holdings                                  67,000             503
   CLP Holdings                                          73,100             387
   Hang Seng Bank                                        27,600             350
   Henderson Land Development                            38,000             164
   Hong Kong & China Gas                                160,237             253
   HongKong Electric Holdings                            52,500             220
   Hutchison Whampoa                                     79,080             535
   Johnson Electric Holdings                             69,500              65
   Li & Fung                                             80,000             119
   PCCW*                                                124,326              84
   Sun Hung Kai Properties                               55,600             473
   Swire Pacific                                         46,000             297
   Wharf Holdings                                        66,000             186
                                                                       --------
                                                                          4,109
                                                                       --------
IRELAND (0.9%)
   Allied Irish Banks                                    62,363             889
   Bank of Ireland                                       45,411             538
   CRH                                                   42,011             890
   Elan*                                                 18,934             447
   Greencore Group                                        1,849               7
   Irish Life & Permanent                                14,393             219
   Kerry Group                                            8,738             180
   Ryanair Holdings*                                     14,383              76
                                                                       --------
                                                                          3,246
                                                                       --------


--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
ITALY (7.5%)
   Alleanza Assicurazioni (D)                            45,753        $    501
   Arnoldo Mondadori Editore (D)                         18,346             175
   Assicurazioni Generali (D)                            90,120           2,337
   Autogrill*                                            15,772             224
   Autostrade                                            17,905             344
   Banca Antonveneta*                                    22,036             440
   Banca Fideuram                                        30,040             172
   Banca Intesa                                         354,427           1,272
   Banca Intesa RNC                                      84,849             232
   Banca Monte dei Paschi di
     Siena (D)                                          101,096             314
   Banca Nazionale del Lavoro*                          152,063             318
   Banca Popolare di Milano* (D)                         47,661             281
   Banche Popolari Unite (D)                             26,509             426
   Banco Popolare di Verona e
     Novara SCRL (D)                                     39,116             642
   Benetton Group* (D)                                    8,447              96
   Bulgari* (D)                                          18,101             175
   Capitalia (D)                                        116,135             342
   Enel                                                 228,930           1,876
   ENI-Ente Nazionale Idrocarburi                       247,680           5,048
   Fiat*                                                 35,855             254
   FinecoGroup* (D)                                      15,426              91
   Finmeccanica* (D)                                    605,647             457
   Italcementi (D)                                       11,705             147
   Luxottica Group (D)                                   13,231             214
   Mediaset (D)                                          60,812             666
   Mediobanca                                            46,681             535
   Mediolanum (D)                                        25,766             173
   Parmalat Finanziaria (D)                              46,288               6
   Pirelli (D)                                          154,481             158
   Rinascente* (B)                                       15,295              --
   Riunione Adriatica di Sicurta (D)                     30,291             543
   Sanpaolo IMI (D)                                      94,032           1,076
   Seat Pagine Gialle*                                  366,379             146
   Snam Rete Gas (D)                                     91,702             386
   Telecom Italia (D)                                   760,083           2,330
   Telecom Italia RNC (D)                               627,472           1,360
   Telecom Italia Media* (D)                            138,972              59
   TIM (D)                                              360,135           1,953
   Tiscali*                                              19,365              85
   UniCredito Italiano (D)                              395,847           1,851
                                                                       --------
                                                                         27,705
                                                                       --------
JAPAN (30.2%)
   77 Bank                                               29,000             171
   Acom                                                   5,190             347
   Advantest (D)                                          4,700             330
   Aeon                                                  15,700             658
   Aiful                                                  3,100             303
   Ajinomoto                                             35,000             402
   Alps Electric                                         12,000             151

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Amada                                                 21,000        $    119
   Ariake Japan                                           1,340              36
   Asahi Breweries                                       27,000             284
   Asahi Glass                                           49,000             517
   Asahi Kasei                                           85,000             418
   Bank of Fukuoka (D)                                   45,000             233
   Bank of Yokohama                                      68,000             388
   Benesse (D)                                            5,900             179
   Bridgestone                                           43,000             718
   Canon                                                 56,000           2,761
   Casio Computer                                        22,000             293
   Central Japan Railway                                     53             427
   Chiba Bank                                            47,000             271
   Chubu Electric Power (D)                              41,200             859
   Chugai Pharmaceutical                                 20,000             303
   Citizen Watch                                         24,000             251
   COMSYS Holdings                                       13,000              96
   Credit Saison (D)                                     10,000             285
   CSK                                                    5,400             209
   Dai Nippon Printing                                   43,000             657
   Daiichi Pharmaceutical (D)                            16,600             274
   Daikin Industries                                     13,000             308
   Dainippon Ink and Chemicals                           68,000             154
   Daito Trust Construction                               7,100             255
   Daiwa House Industry                                  31,000             350
   Daiwa Securities Group                                85,000             594
   Denki Kagaku Kogyo                                    44,000             139
   Denso                                                 30,500             654
   East Japan Railway                                       221           1,142
   Ebara (D)                                             25,000             112
   Eisai (D)                                             16,300             423
   Fanuc                                                  9,700             566
   Fast Retailing                                         3,900             279
   Fuji Electric Holdings                                40,000              98
   Fuji Photo Film                                       31,000             906
   Fuji Television Network                                   60             137
   Fujikura                                              27,000             129
   Fujisawa Pharmaceutical                               18,000             398
   Fujitsu*                                             107,000             722
   Furukawa Electric* (D)                                42,000             156
   Gunma Bank                                            26,000             120
   Hirose Electric                                        2,500             273
   Hitachi                                              197,000           1,355
   Hitachi Cable                                          9,000              40
   Honda Motor                                           52,400           2,257
   Hoya                                                   7,500             774
   Isetan                                                15,500             209
   Ishihara Sangyo Kaisha                                29,000              57
   Ishikawajima-Harima Heavy
     Industries*                                         86,000             123
   Ito-Yokado                                            24,000             975
   Itochu*                                               99,000             406


--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Itochu Techno-Science                                  2,800        $    109
   Japan Airlines System*                                52,000             151
   Japan Tobacco                                             50             403
   JFE Holdings                                          30,575             661
   JGC                                                   17,000             143
   Joyo Bank                                             55,300             218
   JSR                                                   15,000             319
   Kajima (D)                                            60,000             196
   Kamigumi                                              24,000             158
   Kaneka                                                22,000             203
   Kansai Electric Power                                 43,300             758
   Kao                                                   34,000             795
   Katokichi                                              4,800              85
   Kawasaki Heavy Industries (D)                        115,000             172
   Kawasaki Kisen Kaisha                                 29,000             134
   Keihin Electric Express
     Railway (D)                                         42,000             250
   Keio Electric Railway                                 42,000             222
   Keyence                                                2,200             509
   Kikkoman (D)                                          17,000             137
   Kinden                                                16,000              81
   Kintetsu                                              92,250             339
   Kirin Brewery                                         46,000             438
   Kokuyo                                                 8,900             108
   Komatsu                                               68,000             409
   Konami                                                 6,900             154
   Konica Minolta Holdings                               27,500             372
   Kubota                                                71,000             329
   Kuraray                                               29,000             218
   Kurita Water Industries                               10,600             135
   Kyocera                                               11,300             941
   Kyowa Hakko Kogyo                                     26,000             170
   Kyushu Electric Power                                 27,800             478
   Lawson                                                 4,800             176
   Mabuchi Motor                                          2,300             154
   Makita (D)                                            13,000             182
   Marubeni                                             129,000             294
   Marui                                                 23,400             311
   Matsumotokiyoshi                                       2,700              74
   Matsushita Electric Industrial                       140,880           1,945
   Matsushita Electric Works                             27,000             225
   Meiji Seika Kaisha (D)                                32,000             130
   Meitec                                                 3,900             137
   Millea Holdings                                          100           1,294
   Minebea                                               27,000             118
   Mitsubishi                                            67,000             661
   Mitsubishi Chemical                                  114,000             269
   Mitsubishi Electric                                  116,000             572
   Mitsubishi Estate                                     65,000             800
   Mitsubishi Gas Chemical                               27,000             101
   Mitsubishi Heavy Industries                          190,000             497
   Mitsubishi Logistics                                  12,000             104

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Mitsubishi Materials                                  67,000        $    128
   Mitsubishi Rayon                                      47,000             164
   Mitsubishi Tokyo Financial
     Group                                                  281           2,415
   Mitsui                                                79,000             602
   Mitsui Chemicals                                      44,000             213
   Mitsui Engineering & Shipping                         48,000              81
   Mitsui Fudosan*                                       48,000             545
   Mitsui Mining & Smelting                              43,000             170
   Mitsui OSK Lines                                      71,000             337
   Mitsui Sumitomo Insurance                             85,340             760
   Mitsui Trust Holdings                                 41,000             273
   Mitsukoshi (D)                                        37,000             180
   Mizuho Financial Group                                   435           1,873
   Murata Manufacturing (D)                              15,500             893
   NEC                                                  110,000             805
   NGK Insulators                                        21,000             149
   NGK Spark Plug                                        14,000             126
   Nichii Gakkan                                          1,400              65
   Nidec (D)                                              2,700             296
   Nikko Cordial                                         92,000             482
   Nikon (D)                                             20,000             215
   Nintendo                                               6,700             672
   Nippon Express                                        60,000             324
   Nippon Meat Packers                                   13,000             141
   Nippon Mining Holdings                                47,000             217
   Nippon Oil                                            90,000             511
   Nippon Sheet Glass                                    31,000             103
   Nippon Steel                                         344,000             697
   Nippon Telegraph & Telephone                             354           1,739
   Nippon Unipac Holding                                     57             278
   Nippon Yusen Kabushiki Kaisha                         72,000             308
   Nissan Chemical Industries                            11,000              79
   Nissan Motor                                         167,700           1,692
   Nisshin Seifun Group                                  17,000             156
   Nissin Food Products                                   6,700             163
   Nitto Denko                                           10,600             574
   Nomura Holdings                                      120,000           1,839
   NSK                                                   37,000             167
   NTN                                                   28,000             130
   NTT Data                                                  88             259
   NTT DoCoMo                                             1,175           2,211
   Obayashi                                              47,000             225
   OJI Paper                                             51,000             324
   Olympus                                               16,000             288
   Omron                                                 17,000             373
   Onward Kashiyama                                      13,000             210
   Oracle Corp Japan (D)                                  2,600             127
   Oriental Land                                          3,800             233
   ORIX                                                   5,620             570
   Osaka Gas                                            136,000             364
   Pioneer                                               12,000             309

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Promise                                                6,450        $    424
   Resona Holdings* (D)                                 314,000             543
   Ricoh                                                 43,000             835
   Rohm                                                   7,300             872
   Sankyo                                                24,200             484
   Sankyo Gunma                                           3,900             132
   Sanyo Electric                                       101,000             395
   Sapporo Holdings (D)                                  30,000              97
   Secom                                                 15,000             604
   Sega*                                                  8,700              88
   Seiko Epson                                            4,200             144
   Sekisui Chemical                                      39,000             287
   Sekisui House                                         32,000             333
   Seven-Eleven Japan                                    28,000             884
   Sharp                                                 65,000           1,100
   Shimamuras                                             1,600             127
   Shimano                                                8,400             198
   Shimizu (D)                                           42,000             176
   Shin-Etsu Chemical                                    23,800             833
   Shionogi                                              21,000             342
   Shiseido (D)                                          25,000             296
   Shizuoka Bank                                         38,000             310
   Showa Denko                                           84,000             180
   Showa Shell Sekiyu                                    13,700             115
   Skylark (D)                                            7,700             147
   SMC                                                    3,500             374
   Snow Brand Milk Products* (D)                          8,500              28
   Softbank (D)                                          15,600             597
   Sompo Japan Insurance                                 51,000             445
   Sony                                                  59,600           2,189
   Stanley Electric                                      13,000             214
   Sumitomo                                              52,000             401
   Sumitomo Chemical                                     80,000             375
   Sumitomo Electric Industries                          39,000             375
   Sumitomo Metal Industries                            256,000             287
   Sumitomo Metal Mining                                 37,000             220
   Sumitomo Mitsui Financial
     Group                                                  254           1,820
   Sumitomo Realty &
     Development (D)                                     29,000             313
   Sumitomo Trust & Banking                              66,000             407
   T&D Holdings*                                         10,400             436
   Taiheiyo Cement                                       59,000             129
   Taisei                                                63,000             210
   Taisho Pharmaceutical                                 12,000             244
   Taiyo Yuden                                           10,000             144
   Takara Holdings (D)                                   17,000             129
   Takashimaya (D)                                       25,000             275
   Takeda Chemical Industries                            56,100           2,330
   Takefuji (D)                                           4,810             321
   TDK                                                    7,900             554
   Teijin                                                60,000             194

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Teikoku Oil (D)                                       23,000        $    118
   Terumo                                                12,500             294
   THK (D)                                                8,400             149
   Tobu Railway                                          70,000             297
   Toho                                                  15,400             221
   Tohoku Electric Power                                 29,100             469
   Tokyo Broadcasting System                              4,200              75
   Tokyo Electric Power                                  75,900           1,624
   Tokyo Electron                                        10,500             598
   Tokyo Gas                                            169,000             595
   Tokyu                                                 74,000             365
   TonenGeneral Sekiyu                                   23,000             195
   Toppan Printing                                       40,000             487
   Toray Industries                                      89,000             409
   Toshiba                                              185,000             795
   Tosoh                                                 46,000             159
   Tostem Inax Holding                                   16,512             338
   Toto                                                  25,700             276
   Toyo Seikan Kaisha (D)                                12,300             202
   Toyobo                                                64,000             151
   Toyota Industries                                     10,000             218
   Toyota Motor                                         182,500           6,604
   Trend Micro (D)                                        7,000             263
   Ube Industries*                                       73,000             108
   UFJ Holdings*                                            241           1,208
   Uni-Charm                                              3,500             170
   UNY                                                   13,000             161
   Wacoal                                                12,000             127
   West Japan Railway                                       113             439
   World                                                  3,750             117
   Yakult Honsha (D)                                      9,000             124
   Yamada Denki                                           6,700             224
   Yamaha                                                12,900             195
   Yamaha Motor                                          13,000             186
   Yamaichi Securities* (B)                              15,000              --
   Yamanouchi Pharmaceutical                             21,700             697
   Yamato Transport                                      27,000             384
   Yamazaki Baking                                       14,000             130
   Yokogawa Electric                                     21,000             272
                                                                       --------
                                                                        112,346
                                                                       --------
LUXEMBOURG (0.1%)
   Arcelor                                               16,122             270
                                                                       --------
NETHERLANDS (2.7%)
   ABN AMRO Holding                                      41,598             886
   Aegon                                                 38,670             467
   Akzo Nobel                                             7,733             280
   ASML Holding*                                         13,151             229
   Heineken                                               7,000             231
   ING Groep                                             47,363           1,069
   Koninklijke Ahold                                     29,673             233
   Koninklijke Philips Electronics                       35,726             971

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
NETHERLANDS -- CONTINUED
   Qiagen*                                               16,294        $    180
   Reed Elsevier                                         21,098             294
   Royal Dutch Petroleum                                 54,342           2,721
   Royal KPN                                             56,013             406
   Royal Numico*                                          3,938             125
   TPG                                                   10,822             243
   Unilever (D)                                          16,615           1,093
   Vedior                                                 3,325              50
   VNU                                                    7,812             230
   Wolters Kluwer                                        10,646             180
                                                                       --------
                                                                          9,888
                                                                       --------
NEW ZEALAND (0.4%)
   Auckland International Airport                        37,428             158
   Carter Holt Harvey                                    82,300             101
   Contact Energy                                        38,226             136
   Fisher & Paykel Healthcare                            11,033              88
   Fletcher Building                                     54,884             152
   Sky City Entertainment Group                          65,152             194
   Telecom Corp of New Zealand                          162,728             569
   Warehouse Group                                       18,390              50
                                                                       --------
                                                                          1,448
                                                                       --------
NORWAY (1.5%)
   DNB NOR (D)                                          116,940             742
   Frontline                                              5,750             202
   Norsk Hydro                                           21,140           1,312
   Norske Skogindustrier (D)                             15,750             262
   Orkla (D)                                             33,350             845
   Schibsted (D)                                          6,500             114
   Statoil (D)                                           60,000             756
   Storebrand (D)                                        26,400             177
   Tandberg                                              20,894             210
   Telenor                                               94,400             678
   Tomra Systems (D)                                     27,150             109
   Yara International*                                   21,140             157
                                                                       --------
                                                                          5,564
                                                                       --------
PORTUGAL (0.9%)
   Banco BPI*                                            69,684             254
   Banco Comercial Portugues*                           204,959             476
   Banco Espirito Santo*                                 14,323             236
   Brisa-Auto Estradas de Portugal                       47,087             327
   Cimpor Cimentos de Portugal                           27,659             145
   Electricidade de Portugal                            218,837             593
   Portugal Telecom SGPS*                               103,899           1,065
   PT Multimedia Servicos*                                5,602             118
   Sonae SGPS                                           193,715             201
                                                                       --------
                                                                          3,415
                                                                       --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
SINGAPORE (0.6%)
   City Developments                                     28,000        $     86
   DBS Group Holdings                                    41,467             344
   Haw Par                                               24,000              66
   Keppel                                                24,000              94
   Oversea-Chinese Banking                               39,350             278
   SembCorp Industries                                   92,000              78
   Singapore Airlines                                    31,000             191
   Singapore Press Holdings                              23,000             277
   Singapore Telecommunications                         228,000             294
   United Overseas Bank                                  47,000             359
                                                                       --------
                                                                          2,067
                                                                       --------
SPAIN (4.1%)
   Abertis Infraestructuras (D)                          13,971             236
   Acerinox                                               4,030             221
   ACS Actividades Construccion
      y Servicios*                                        8,313             406
   Altadis                                               18,023             552
   Antena 3 Television*                                   1,640              83
   Banco Bilbao Vizcaya Argentaria                      182,974           2,422
   Banco Popular Espanol                                  9,251             520
   Banco Santander Central
     Hispano                                            244,384           2,593
   Endesa                                                53,893             994
   Fomento de Construcciones y
     Contratas                                            4,531             163
   Gas Natural                                           12,856             307
   Iberdrola                                             44,882             905
   Inditex                                               12,752             293
   Repsol                                                55,392           1,174
   Sacyr Vallehermoso                                     9,342             138
   Sociedad General de Aguas de
     Barcelona                                            6,175             103
   Telefonica                                           271,014           3,932
   Union Fenosa                                          13,060             279
   Zeltia                                                11,877              87
                                                                       --------
                                                                         15,408
                                                                       --------
SWEDEN (1.7%)
   Ainax* (B) (E)                                           623              18
   Assa Abloy                                            12,000             139
   Atlas Copco                                            5,600             207
   Electrolux (D)                                        13,500             269
   Gambro                                                11,600             105
   Hennes & Mauritz                                      18,500             458
   Nordea                                                87,000             589
   Sandvik                                                9,400             319
   Securitas*                                            13,400             165
   Skandia Forsakrings                                   40,900             164
   Skandinaviska Enskilda Banken                         21,400             309
   Skanska                                               19,600             164
   SKF                                                    4,700             171
   Svenska Cellulosa                                      6,700             259

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
SWEDEN -- CONTINUED
   Svenska Handelsbanken                                 19,800        $    385
   Swedish Match*                                        15,100             160
   Tele2                                                  4,950             213
   Telefonaktiebolaget LM Ericsson*                     548,800           1,531
   TeliaSonera                                           64,000             270
   Volvo (D)                                              9,650             313
   WM-Data                                               18,000              40
                                                                       --------
                                                                          6,248
                                                                       --------
SWITZERLAND (1.8%)
   ABB*                                                  21,849             122
   Adecco*                                                2,073             100
   Compagnie Financiere
     Richemont                                            7,410             191
   Credit Suisse Group*                                  14,245             489
   Geberit                                                  139              89
   Holcim (D)                                             2,050             107
   Nestle                                                 4,676           1,215
   Novartis                                              26,557           1,190
   Roche Holding                                          8,329             893
   STMicroelectronics (D)                                28,624             643
   Swiss Reinsurance                                      4,012             249
   Swisscom (D)                                             375             117
   Syngenta*                                              2,152             171
   UBS                                                   13,909             997
   Zurich Financial Services*                             1,835             288
                                                                       --------
                                                                          6,861
                                                                       --------
UNITED KINGDOM (9.6%)
   3i Group                                              15,165             170
   Amvescap                                              15,873             106
   ARM Holdings                                          33,243              72
   AstraZeneca                                           31,408           1,463
   Aviva                                                 44,403             434
   BAA                                                   24,465             244
   BAE Systems                                           61,392             232
   Barclays                                             118,843           1,036
   BG Group                                              72,549             442
   BHP Billiton                                          48,542             409
   BOC Group                                             12,833             209
   Boots Group                                           19,447             235
   BP                                                   397,767           3,484
   Brambles Industries                                   23,351              91
   British American Tobacco                              33,426             490
   British Land                                          15,639             192
   British Sky Broadcasting                              25,359             285
   BT Group                                             157,951             530
   Cable & Wireless*                                     61,050             138
   Cadbury Schweppes                                     37,819             322
   Canary Wharf Group*                                   15,185              82
   Capita Group                                          20,590             117
   Carnival                                               4,408             198

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
   Celltech Group*                                        8,578        $     86
   Centrica                                              84,326             329
   Compass Group                                         50,303             314
   Corus Group*                                          78,145              48
   Davis Service Group                                   14,536              98
   De La Rue                                              8,104              48
   Diageo                                                57,434             762
   Dixons Group                                          44,529             124
   Electrocomponents                                     14,159              92
   EMI Group                                             25,656             103
   Exel                                                   9,691             125
   GKN                                                   23,726             100
   GlaxoSmithKline                                      109,071           2,280
   GUS                                                   21,884             326
   Hanson                                                17,664             135
   Hays                                                  50,670             115
   HBOS                                                  71,559             937
   Hilton Group                                          47,861             233
   HSBC Holdings                                        196,921           2,921
   Imperial Chemical Industries                          28,556             115
   Imperial Tobacco Group                                18,336             408
   Intercontinental Hotels Group                         20,714             199
   International Power*                                  32,977              88
   Invensys*                                            113,861              34
   ITV                                                   81,457             177
   J Sainsbury                                           31,693             158
   Johnson Matthey                                        6,178             100
   Kingfisher                                            47,713             250
   Land Securities Group                                 13,594             292
   Legal & General Group                                148,309             242
   Lloyds TSB Group                                     111,273             879
   LogicaCMG                                             18,962              65
   Man Group                                              7,059             212
   Marks & Spencer Group                                 45,537             300
   Mitchells & Butlers                                   16,865              80
   National Grid Transco                                 57,305             454
   Next                                                   5,768             147
   Pearson                                               19,169             234
   Peninsular and Oriental Steam
     Navigation                                          22,261              87
   Provident Financial                                    8,271              97
   Prudential                                            40,595             334
   Reckitt Benckiser                                     12,173             330
   Reed Elsevier                                         28,391             274
   Rentokil Initial                                      44,742             120
   Reuters Group                                         30,832             206
   Rio Tinto                                             19,871             479
   Royal & Sun Alliance Insurance
     Group                                               75,833             113
   Royal Bank of Scotland Group                          51,540           1,556


--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
   Sage Group                                            39,582        $    128
   Scottish & Newcastle                                  19,193             150
   Scottish & Southern Energy                            19,847             252
   Scottish Power                                        40,884             297
   Severn Trent                                           8,781             130
   Shell Transport & Trading                            170,524           1,233
   Smith & Nephew                                        23,240             244
   Smiths Group                                          15,319             196
   Stagecoach Group                                      26,997              41
   Tesco                                                142,208             649
   Unilever                                              66,595             633
   United Utilities                                      17,847             178
   United Utilities, Cl A                                 9,915              62
   Vodafone Group                                     1,266,880           2,979
   Wolseley                                              15,140             228
   WPP Group                                             23,967             239
                                                                       --------
                                                                         35,826
                                                                       --------
Total Foreign Common Stock
     (Cost $317,324)                                                    354,707
                                                                       --------
EXCHANGE TRADED FUNDS (1.8%)
   iShares MSCI EAFE Index
     Fund (D)                                            25,715           3,558
   iShares MSCI Germany Index
     Fund                                                67,773           1,054
   iShares MSCI Italy Index Fund                         27,534             556
   iShares MSCI Japan Index Fund                        159,560           1,594
                                                                       --------
Total Exchange Traded Funds
     (Cost $6,498)                                                        6,762
                                                                       --------
FOREIGN PREFERRED STOCK (0.7%)
AUSTRALIA (0.2%)
   News Corp                                             72,001             609
                                                                       --------
GERMANY (0.5%)
   Fresenius Medical Care                                 2,658             143
   Henkel KGaA (D)                                        6,278             524
   Porsche                                                  929             627
   ProSieben SAT.1 Media                                 12,064             191
   Volkswagen                                            11,680             341
                                                                       --------
                                                                          1,826
                                                                       --------
Total Foreign Preferred Stock
     (Cost $2,095)                                                        2,435
                                                                       --------
COMMON STOCK (0.1%)
   General Electric                                       8,355             259
                                                                       --------
Total Common Stock
     (Cost $161)                                                            259
                                                                       --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
SINGAPORE (0.0%)
   City Developments,
     Expires 05/10/06*
     (Cost $0)                                            2,800        $      4
                                                                       --------
Total Warrants                                                                4
                                                                       --------
CASH EQUIVALENT (19.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                          71,374,411          71,374
                                                                       --------
Total Cash Equivalent
     (Cost $71,374)                                                      71,374
                                                                       --------
Total Investments (117.3%)
   (Cost $397,452)                                                      435,541
                                                                       --------
OTHER ASSETS AND LIABILITIES (-17.3%)
Payable Upon Return of Securities Loaned                                (71,374)
Investment Advisory Fees Payable                                           (249)
Custodian Fees Payable                                                      (60)
Administration Fees Payable                                                 (21)
Distribution Fees Payable                                                    (8)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (2)
Payable to Adviser                                                           (1)
Receivable from Affiliated Funds                                              1
Other Assets and Liabilities, Net                                         7,581
                                                                       --------
Total Other Assets and Liabilities                                      (64,133)
                                                                       --------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 31,608,699 outstanding shares
   of beneficial interest                                               387,145
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 1,375,712 outstanding shares
   of beneficial interest                                                 9,433
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 487,306 outstanding shares
   of beneficial interest                                                 6,429
Undistributed net investment income                                       3,035
Accumulated net realized loss on investments                            (72,810)
Net unrealized appreciation on investments                               38,089
Net unrealized appreciation on foreign currency
   and translation of other assets and liabilities
   in foreign currency investments                                           87
                                                                       --------
Total Net Assets (100.0%)                                              $371,408
                                                                       ========


--------------------------------------------------------------------------------

                                                                         VALUE
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($351,162,742 / 31,608,699 shares)                                    $11.11
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($15,037,096 / 1,375,712 shares)                                      $10.93
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($10.93 / 96.25%)                                            $11.36
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($5,208,181 / 487,306 shares)                                         $10.69
                                                                       ========

At May 31, 2004, sector diversification of the Fund was as follows (unaudited):

                                                   % OF           VALUE
SECTOR DIVERSIFICATION                          NET ASSETS        (000)
----------------------                        --------------  -------------
FOREIGN COMMON STOCK
Banking                                             17.7%       $ 65,982
Telephones & Telecommunications                     10.9          40,497
Finance                                             10.5          39,141
Energy                                               7.7          28,434
Automotive                                           5.4          19,985
Technology                                           5.0          18,755
Health Care                                          5.0          18,690
Electrical Services                                  4.7          17,430
Chemicals                                            3.8          14,010
Food, Beverage & Tobacco                             3.4          12,640
Services                                             2.7           9,865
Retail                                               2.5           9,150
Transportation                                       2.5           9,147
Machinery                                            2.4           8,954
Real Estate Investment Trusts                        1.9           7,089
Building & Construction                              1.4           5,262
Photographic Equipment & Supplies                    1.1           4,254
Printing & Publishing                                1.0           3,701
Wholesale                                            1.0           3,627
Metals                                               1.0           3,533
Apparel/Textiles                                     0.8           2,921
Utilities                                            0.8           2,803
Miscellaneous Manufacturing                          0.6           2,268
Paper & Packaging                                    0.5           2,012
Aerospace & Defense                                  0.5           1,765
Entertainment                                        0.4           1,474
Office Furniture & Fixtures                          0.3           1,066
Lumber & Wood Products                                --             151
Containers                                            --             101
                                                   -----        --------
TOTAL FOREIGN COMMON STOCK                          95.5         354,707
SHORT-TERM INVESTMENT                               19.2          71,374
EXCHANGE TRADED FUNDS                                1.8           6,762
FOREIGN PREFERRED STOCK                              0.7           2,435
COMMON STOCK                                         0.1             259
WARRANTS                                             0.0               4
                                                   -----        --------
TOTAL INVESTMENTS                                  117.3         435,541
TOTAL OTHER ASSETS AND
LIABILITIES, NET                                   (17.3)        (64,133)
                                                   -----        --------
TOTAL NET ASSETS                                   100.0%       $371,408
                                                   =====        ========
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

--------------------------------------------------------------------------------



LIFE VISION AGGRESSIVE GROWTH FUND+
--------------------------------------------------------------------------------

                                                       SHARES        VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (96.0%)
   STI Classic Capital Appreciation
     Fund, T Shares                                   1,163,723         $14,349
   STI Classic Growth and Income
     Fund, T Shares                                     592,154           8,717
   STI Classic International Equity
     Index Fund, T Shares                               680,094           7,556
   STI Classic Mid-Cap Equity
     Fund, T Shares                                     212,168           2,189
   STI Classic Small Cap Growth
     Stock Fund, T Shares                               109,059           2,208
   STI Classic Small Cap Value
     Equity Fund, T Shares                              120,575           2,202
   STI Classic Value Income
     Stock Fund, T Shares                               415,203           4,762
                                                                        -------
Total Equity Funds
     (Cost $37,790)                                                      41,983
                                                                        -------
MONEY MARKET FUND (3.9%)
   STI Classic Prime Quality
     Money Market Fund,
     T Shares                                         1,693,084           1,693
                                                                        -------
Total Money Market Fund
     (Cost $1,693)                                                        1,693
                                                                        -------
Total Investments (99.9%)
   (Cost $39,483)                                                        43,676
                                                                        -------
OTHER ASSETS AND LIABILITIES (0.1%)
Investment Advisory Fees Payable                                             (4)
Administration Fees Payable                                                  (3)
Other Assets and Liabilities, Net                                            33
                                                                        -------
Total Other Assets and Liabilities                                           26
                                                                        -------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 3,753,944 outstanding shares
   of beneficial interest                                               $37,291
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 84,711 outstanding shares
   of beneficial interest                                                   858
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 429,033 outstanding shares
   of beneficial interest                                                 3,833
Accumulated net realized loss on investments                             (2,473)
Net unrealized appreciation on investments                                4,193
                                                                        -------
Total Net Assets (100.0%)                                               $43,702
                                                                        =======

Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($38,468,014 / 3,753,944 shares)                                      $10.25
                                                                        =======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($866,707 / 84,711 shares)                                            $10.23
                                                                        =======
Maximum Offering Price Per Share --
   A Shares ($10.23 / 96.25%)                                            $10.63
                                                                        =======
Net Asset Value and Offering
   Price Per Share -- B Shares (1)
   ($4,367,655 / 429,033 shares)                                         $10.18
                                                                        =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


LIFE VISION CONSERVATIVE FUND+
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
FIXED INCOME FUNDS (71.3%)
   STI Classic High Income
     Fund, T Shares                                      37,183          $  274
   STI Classic Institutional Total
     Return Bond Fund, T Shares                          55,857             548
   STI Classic Limited-Term Federal
     Mortgage Securities Fund,
     T Shares                                           268,242           2,731
   STI Classic U.S. Government
     Securities Fund, T Shares                           37,003             383
                                                                         ------
Total Fixed Income Funds
     (Cost $4,027)                                                        3,936
                                                                         ------
EQUITY FUNDS (25.8%)
   STI Classic Capital Appreciation
     Fund, T Shares                                      22,825             281
   STI Classic Growth and Income
     Fund, T Shares                                      19,166             282
   STI Classic International Equity
     Index Fund, T Shares                                25,895             288
   STI Classic Mid-Cap Equity
     Fund, T Shares                                      10,986             113
   STI Classic Small Cap Growth
     Stock Fund, T Shares                                11,295             229
   STI Classic Small Cap Value
     Equity Fund, T Shares                               12,487             228
                                                                         ------
Total Equity Funds
     (Cost $1,217)                                                        1,421
                                                                         ------
MONEY MARKET FUND (3.8%)
   STI Classic Prime Quality
     Money Market Fund, T Shares                        209,828             210
                                                                         ------
Total Money Market Fund
     (Cost $210)                                                            210
                                                                         ------
Total Investments (100.9%)
   (Cost $5,454)                                                          5,567
                                                                         ------
OTHER ASSETS AND LIABILITIES (-0.9%)
Receivable from Distributor                                                   1
Other Assets and Liabilities, Net                                           (52)
                                                                         ------
Total Other Assets and Liabilities                                          (51)
                                                                         ------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 2,765 outstanding shares
   of beneficial interest                                                $   30
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 43,628 outstanding shares
   of beneficial interest                                                   477
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 461,435 outstanding shares
   of beneficial interest                                                 4,874
Undistributed net investment income                                          12
Accumulated net realized gain on investments                                 10
Net unrealized appreciation on investments                                  113
                                                                         ------
Total Net Assets (100.0%)                                                $5,516
                                                                         ======
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($30,059 / 2,765 shares)                                              $10.87
                                                                         ======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($473,958 / 43,628 shares)                                            $10.86
                                                                         ======
Maximum Offering Price Per Share --
   A Shares ($10.86 / 96.25%)                                            $11.28
                                                                         ======
Net Asset Value and Offering
   Price Per Share -- B Shares (1)
   ($5,011,868 / 461,435 shares)                                         $10.86
                                                                         ======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

--------------------------------------------------------------------------------



LIFE VISION GROWTH AND INCOME FUND+
--------------------------------------------------------------------------------

                                                       SHARES        VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (70.7%)
   STI Classic Capital Appreciation
     Fund, T Shares                                   1,311,482         $16,170
   STI Classic Growth and Income
     Fund, T Shares                                     978,772          14,408
   STI Classic International Equity
     Index Fund, T Shares                             1,157,109          12,855
   STI Classic Mid-Cap Equity
     Fund, T Shares                                     438,382           4,524
   STI Classic Small Cap Growth
     Stock Fund, T Shares                               180,273           3,651
   STI Classic Small Cap Value
     Equity Fund, T Shares                              199,310           3,639
   STI Classic Value Income
     Stock Fund, T Shares                               701,883           8,051
                                                                        -------
Total Equity Funds
     (Cost $54,182)                                                      63,298
                                                                        -------
FIXED INCOME FUNDS (26.3%)
   STI Classic High Income
     Fund, T Shares                                     593,304           4,379
   STI Classic Institutional Total
      Return Bond Fund, T Shares                        712,989           6,994
   STI Classic Limited-Term
     Federal Mortgage Securities
     Fund, T Shares                                     770,372           7,842
   STI Classic U.S. Government
     Securities Fund, T Shares                          421,705           4,365
                                                                        -------
Total Fixed Income Funds
     (Cost $23,752)                                                      23,580
                                                                        -------
MONEY MARKET FUND (3.0%)
   STI Classic Prime Quality Money
     Market Fund, T Shares                            2,679,990           2,680
                                                                        -------
Total Money Market Fund
     (Cost $2,680)                                                        2,680
                                                                        -------
Total Investments (100.0%)
   (Cost $80,614)                                                        89,558
                                                                        -------
OTHER ASSETS AND LIABILITIES (0.0%)
Investment Advisory Fees Payable                                            (10)
Administration Fees Payable                                                  (5)
Distribution Fees Payable                                                    (4)
Other Assets andLiabilities, Net                                             30
                                                                        -------
Total Other Assets and Liabilities                                           11
                                                                        -------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 6,978,237 outstanding shares
   of beneficial interest                                               $72,175
Paid in Capital -- A Shares
   (unlimited authorization --- no par value)
   based on 132,677 outstanding shares
   of beneficial interest                                                 1,413
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 1,216,152 outstanding shares
   of beneficial interest                                                12,119
Undistributed net investment income                                         133
Accumulated net realized loss on investments                             (5,215)
Net unrealized appreciation on investments                                8,944
                                                                        -------
Total Net Assets (100.0%)                                               $89,569
                                                                        =======
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($75,082,805 / 6,978,237 shares)                                      $10.76
                                                                        =======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($1,426,052 / 132,677 shares)                                         $10.75
                                                                        =======
Maximum Offering Price Per Share --
   A Shares ($10.75 / 96.25%)                                            $11.17
                                                                        =======
Net Asset Value and Offering
   Price Per Share -- B Shares (1)
   ($13,060,578 / 1,216,152 shares)                                      $10.74
                                                                        =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


LIFE VISION MODERATE GROWTH FUND+
--------------------------------------------------------------------------------

                                                       SHARES        VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (56.0%)
   STI Classic Capital Appreciation
     Fund, T Shares                                   1,586,543        $ 19,562
   STI Classic Growth and Income
     Fund, T Shares                                     856,374          12,606
   STI Classic International Equity
     Index Fund, T Shares                             1,671,389          18,569
   STI Classic Mid-Cap Equity
     Fund, T Shares                                     681,900           7,037
   STI Classic Small Cap Growth
     Stock Fund, T Shares                               420,646           8,518
   STI Classic Small Cap Value
     Equity Fund, T Shares                              387,546           7,077
   STI Classic Value Income Stock
     Fund, T Shares                                     363,902           4,174
                                                                       --------
Total Equity Funds
     (Cost $64,077)                                                      77,543
                                                                       --------
FIXED INCOME FUNDS (41.2%)
   STI Classic High Income Fund,
     T Shares                                           922,602           6,809
   STI Classic Institutional Total
     Return Bond Fund, T Shares                       2,078,959          20,395
   STI Classic Limited-Term
     Federal Mortgage Securities
     Fund, T Shares                                   2,262,902          23,035
   STI Classic U.S. Government
     Securities Fund, T Shares                          655,802           6,788
                                                                       --------
Total Fixed Income Funds
     (Cost $57,343)                                                      57,027
                                                                       --------
MONEY MARKET FUND (2.8%)
   STI Classic Prime Quality Money
     Market Fund, T Shares                            3,898,065           3,898
                                                                       --------
Total Money Market Fund
     (Cost $3,898)                                                        3,898
                                                                       --------
Total Investments (100.0%)
   (Cost $125,318)                                                      138,468
                                                                       --------
OTHER ASSETS AND LIABILITIES (0.0%)
Investment Advisory Fees Payable                                            (16)
Administration Fees Payable                                                  (8)
Distribution Fees Payable                                                    (6)
Custodian Fees Payable                                                       (1)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (1)
                                                                       --------
Total Other Assets and Liabilities                                          (32)
                                                                       --------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization --- no par value)
   based on 12,089,343 outstanding shares
   of beneficial interest                                              $115,189
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 352,192 outstanding shares
   of beneficial interest                                                 3,517
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 1,320,167 outstanding shares
   of beneficial interest                                                12,238
Undistributed net investment income                                         340
Accumulated net realized loss on investments                             (5,998)
Net unrealized appreciation on investments                               13,150
                                                                       --------
Total Net Assets (100.0%)                                              $138,436
                                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($121,658,938 / 12,089,343 shares)                                    $10.06
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($3,541,288 / 352,192 shares)                                         $10.05
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($10.05 / 96.25%)                                            $10.44
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- B Shares (1)
   ($13,235,793 / 1,320,167 shares)                                      $10.03
                                                                       ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

--------------------------------------------------------------------------------



MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.5%)
BASIC MATERIALS (7.2%)
   Ball                                                  63,200        $  4,317
   Lennar, Cl A                                          39,800           1,827
   Lubrizol                                              51,150           1,694
   MDC Holdings                                          27,300           1,756
   NVR* (D)                                               3,280           1,501
   Ryland Group                                          50,000           3,980
                                                                       --------
                                                                         15,075
                                                                       --------
CAPITAL GOODS (5.7%)
   Acuity Brands                                         42,720           1,054
   American Axle & Manufacturing
     Holdings*                                           59,000           2,062
   Eaton                                                 37,140           2,167
   Freeport-McMoRan Copper &
     Gold, Cl B                                          21,020             707
   MTC Technologies*                                     20,000             531
   Rockwell Collins                                     101,940           3,062
   Textron                                               44,900           2,454
                                                                       --------
                                                                         12,037
                                                                       --------
COMMUNICATION SERVICES (1.1%)
   Avaya*                                               118,797           1,881
   Western Wireless*                                     16,700             457
                                                                       --------
                                                                          2,338
                                                                       --------
COMPUTER SOFTWARE (6.3%)
   BMC Software*                                         41,825             738
   Computer Associates
     International                                       44,095           1,193
   Electronic Arts*                                      69,100           3,512
   Intuit*                                               44,790           1,755
   Siebel Systems*                                       92,430             998
   Storage Technology*                                   32,930             930
   Sungard Data Systems*                                 27,500             762
   Symantec*                                             41,760           1,913
   Veritas Software*                                     54,875           1,460
                                                                       --------
                                                                         13,261
                                                                       --------
CONSUMER CYCLICALS (14.5%)
   7-Eleven*                                             79,700           1,368
   Abercrombie & Fitch, Cl A*                            73,500           2,678
   Big 5 Sporting Goods*                                 45,880           1,120
   Choice Hotels International                           63,600           3,046
   Coach*                                                26,900           1,173
   Dollar General                                        72,900           1,414
   Limited Brands                                        34,310             662
   Marvel Enterprises* (D)                               20,615             418
   May Department Stores                                101,800           2,918
   McGraw-Hill                                           30,700           2,392
   New York Times, Cl A                                  27,740           1,294
   RadioShack                                            32,040             974

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- CONTINUED
   Scholastic*                                           46,900        $  1,324
   Sears Roebuck                                         23,000             874
   Staples                                               49,200           1,357
   TJX                                                   66,060           1,646
   Xerox*                                               170,960           2,315
   Yum! Brands*                                          96,400           3,615
                                                                       --------
                                                                         30,588
                                                                       --------
CONSUMER STAPLES (3.1%)
   Archer-Daniels-Midland                                27,780             462
   HJ Heinz                                              71,080           2,654
   RJ Reynolds Tobacco Holdings                          58,880           3,309
                                                                       --------
                                                                          6,425
                                                                       --------
ENERGY (4.9%)
   Amerada Hess                                          47,530           3,355
   Arch Coal                                             22,000             715
   Ashland                                               58,600           2,763
   Marathon Oil                                         101,720           3,392
                                                                       --------
                                                                         10,225
                                                                       --------
FINANCE (22.9%)
   Annaly Mortgage Management
     REIT (D)                                            94,040           1,671
   Arch Capital Group*                                   11,100             428
   Bear Stearns                                           7,530             610
   Brandywine Realty Trust REIT                          34,130             918
   Cigna                                                 61,700           4,183
   Comerica                                              62,810           3,556
   Countrywide Financial                                 19,510           1,258
   E*TRADE Financial*                                    90,590           1,034
   Equity Office Properties Trust
     REIT                                                77,300           2,083
   First Citizens Bancshares, Cl A                       18,600           2,158
   Hospitality Properties Trust                          82,600           3,381
   Jefferies Group                                       37,500           1,227
   Legg Mason                                             8,728             766
   Lexington Corporate Properties
     Trust REIT                                          69,270           1,327
   Lincoln National                                      65,840           3,127
   MBIA                                                  14,900             825
   PartnerRe                                             37,500           2,096
   PMI Group                                             43,790           1,890
   Radian Group                                          52,700           2,424
   Senior Housing Properties Trust                       55,726             907
   St. Paul Travelers                                    56,470           2,241
   Student Loan                                          29,200           4,208
   Union Planters                                        34,700           1,045
   UnionBanCal                                           23,910           1,377
   Webster Financial                                     71,740           3,360
                                                                       --------
                                                                         48,100
                                                                       --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


MID-CAP EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE (9.4%)
   Anthem*                                               46,400         $ 4,108
   Biogen Idec*                                          70,660           4,391
   Coventry Health Care*                                 24,185           1,114
   Humana*                                               68,280           1,166
   ImClone Systems*                                      22,900           1,695
   Kinetic Concepts*                                     11,800             572
   Laboratory Corp of America
     Holdings*                                           36,350           1,503
   Onyx Pharmaceuticals*                                 14,851             698
   Pacificare Health Systems*                            19,680             727
   Sepracor*                                             32,900           1,464
   Zimmer Holdings*                                      26,500           2,262
                                                                       --------
                                                                         19,700
                                                                       --------
SEMICONDUCTORS (3.7%)
   Altera*                                               50,834           1,164
   Arrow Electronics*                                    78,795           2,145
   Molex (D)                                             41,890           1,230
   National Semiconductor*                               63,400           1,374
   Sanmina-SCI*                                         182,900           1,935
                                                                       --------
                                                                          7,848
                                                                       --------
SERVICES (4.9%)
   Caesar's Entertainment*                               12,240             169
   Deluxe                                                39,100           1,674
   Electronic Data Systems                               36,980             605
   H&R Block                                             39,760           1,942
   International Game Technology                         34,000           1,336
   Iron Mountain* (D)                                    13,600             602
   Knight-Ridder                                         23,600           1,793
   ServiceMaster                                        129,110           1,570
   Universal Technical Institute*                        15,720             641
                                                                       --------
                                                                         10,332
                                                                       --------
TECHNOLOGY (7.5%)
   Advanced Micro Devices*                               38,600             600
   Apple Computer*                                       20,530             576
   Avnet*                                                74,000           1,732
   Corning*                                             143,000           1,772
   Lam Research*                                         31,800             799
   LSI Logic*                                           103,670             850
   Monsanto*                                            104,360           3,600
   Network Associates*                                   25,060             417
   Novellus Systems*                                     54,880           1,827
   Pitney Bowes                                          81,520           3,614
                                                                       --------
                                                                         15,787
                                                                       --------
TRANSPORTATION (0.8%)
   Ryder System                                          48,100           1,787
                                                                       --------

--------------------------------------------------------------------------------
                                                     SHARES/FACE
                                                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
UTILITIES (7.5%)
   Citizens Communications*                              91,320         $ 1,160
   Edison International                                  60,310           1,456
   Equitable Resources                                   88,300           4,274
   Northeast Utilities                                  165,900           3,168
   UGI                                                  134,500           4,316
   Xcel Energy                                           80,870           1,374
                                                                       --------
                                                                         15,748
                                                                       --------
Total Common Stock
     (Cost $186,642)                                                    209,251
                                                                       --------
CASH EQUIVALENT (2.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                           4,603,100           4,603
                                                                       --------
Total Cash Equivalent
     (Cost $4,603)                                                        4,603
                                                                       --------
REPURCHASE AGREEMENT (1.3%)
   BNP Paribas
     0.980%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $2,630,779
     (collateralized by FNMA
     obligations; total market
     value $2,683,627) (C)                               $2,631           2,631
                                                                       --------
Total Repurchase Agreement
     (Cost $2,631)                                                        2,631
                                                                       --------
Total Investments (103.0%)
   (Cost $193,876)                                                      216,485
                                                                       --------
OTHER ASSETS AND LIABILITIES (-3.0%)
Payable Upon Return of Securities Loaned                                 (4,603)
Investment Advisory Fees Payable                                           (198)
Distribution Fees Payable                                                   (12)
Administration Fees Payable                                                 (12)
Custodian Fees Payable                                                       (2)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (1)
Other Assets and Liabilities, Net                                        (1,406)
                                                                       --------
Total Other Assets and Liabilities                                       (6,234)
                                                                       --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 17,168,117 outstanding shares
   of beneficial interest                                              $179,467
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 1,725,977 outstanding shares
   of beneficial interest                                                16,821
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 1,720,470 outstanding shares
   of beneficial interest                                                20,096
Undistributed net investment income                                          77
Accumulated net realized loss on investments                            (28,819)
Net unrealized appreciation on investments                               22,609
                                                                       --------
Total Net Assets (100.0%)                                              $210,251
                                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($177,128,000 / 17,168,117 shares)                                    $10.32
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($17,125,195 / 1,725,977 shares)                                       $9.92
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($9.92 / 96.25%)                                             $10.31
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($15,998,255 / 1,720,470 shares)                                       $9.30
                                                                       ========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (96.0%)
BASIC MATERIALS (6.6%)
   Air Products & Chemicals                              38,500      $    1,924
   Bemis                                                 48,000           1,322
   Lubrizol (D)                                          63,300           2,096
   PPG Industries                                        38,500           2,302
   Pulte Homes                                           14,700             776
   Sappi Ltd. ADR                                       135,000           1,902
                                                                     ----------
                                                                         10,322
                                                                     ----------
CAPITAL GOODS (8.2%)
   American Power Conversion (D)                         71,600           1,296
   Empresa Brasileira de
     Aeronautica ADR* (D)                                62,600           1,594
   Lear                                                  18,600           1,102
   Masco                                                 68,400           1,980
   Pentair (D)                                           24,200           1,483
   Rockwell Automation                                   57,000           1,930
   Sonoco Products                                       60,600           1,509
   Teleflex                                              41,300           1,919
                                                                     ----------
                                                                         12,813
                                                                     ----------
COMMUNICATION SERVICES (3.2%)
   Belo, Cl A (D)                                        53,800           1,583
   CenturyTel (D)                                        88,500           2,645
   Harris                                                17,100             791
                                                                     ----------
                                                                          5,019
                                                                     ----------
CONSUMER CYCLICALS (13.6%)
   Abercrombie & Fitch, Cl A* (D)                        55,400           2,018
   Blyth (D)                                             68,900           2,250
   Dollar General                                       144,900           2,811
   Hilton Hotels                                        103,200           1,791
   Leggett & Platt                                      102,900           2,601
   Mattel                                               148,300           2,592
   Performance Food Group* (D)                           37,400           1,228
   Pier 1 Imports (D)                                    97,000           1,828
   Regal Entertainment Group                             70,500           1,509
   RR Donnelley & Sons                                   47,100           1,425
   VF                                                    23,600           1,109
                                                                     ----------
                                                                         21,162
                                                                     ----------
CONSUMER STAPLES (6.5%)
   Adolph Coors, Cl B (D)                                16,300           1,050
   Bunge                                                 19,000             705
   Clorox                                                39,300           2,058
   HJ Heinz                                              58,000           2,166
   Outback Steakhouse                                    27,300           1,159
   PepsiAmericas                                         53,200           1,130
   Smithfield Foods* (D)                                 62,600           1,815
                                                                     ----------
                                                                         10,083
                                                                     ----------

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
ENERGY (5.0%)
   Anadarko Petroleum                                    21,400      $    1,167
   Cooper Cameron* (D)                                   18,900             876
   GlobalSantaFe                                         50,600           1,272
   Marathon Oil                                          55,500           1,850
   Noble Energy                                          28,900           1,310
   Tidewater (D)                                         47,400           1,310
                                                                     ----------
                                                                          7,785
                                                                     ----------
FINANCE (25.9%)
   AG Edwards (D)                                        39,600           1,481
   American Financial Group                              45,200           1,366
   Assurant                                              51,900           1,303
   Assured Guaranty*                                     93,600           1,591
   Astoria Financial (D)                                 40,800           1,562
   Banknorth Group (D)                                   41,900           1,380
   Bear Stearns                                          18,900           1,532
   Comerica                                              22,800           1,291
   Developers Diversified Realty
     REIT                                                49,400           1,699
   Equity Residential REIT                               37,800           1,113
   First Industrial Realty Trust
     REIT (D)                                            32,600           1,168
   FirstMerit (D)                                        63,400           1,566
   Hartford Financial Services
     Group (D)                                           22,400           1,481
   Keycorp                                               47,600           1,495
   Nationwide Financial Services,
     Cl A (D)                                            39,300           1,436
   Northern Trust                                        44,900           1,929
   Old Republic International                            63,550           1,446
   PartnerRe                                             26,400           1,475
   PMI Group                                             42,000           1,813
   Protective Life                                       21,400             791
   Provident Financial Services (D)                     103,500           1,888
   Regions Financial                                     61,200           2,328
   Safeco                                                18,500             776
   South Financial Group (D)                             56,300           1,552
   SouthTrust                                            46,700           1,582
   Vornado Realty Trust                                  29,100           1,590
   Zions Bancorporation                                  27,900           1,710
                                                                     ----------
                                                                         40,344
                                                                     ----------
HEALTH CARE (5.5%)
   AmerisourceBergen                                     19,900           1,194
   Health Management Associates,
     Cl A (D)                                           123,700           2,720
   IVAX* (D)                                             54,900           1,337
   Mylan Laboratories                                    84,900           1,894
   Shire Pharmaceuticals ADR*                            48,600           1,341
                                                                     ----------
                                                                          8,486
                                                                     ----------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
SERVICES (4.8%)
   Brink's                                               47,500      $    1,469
   Cintas (D)                                            46,200           2,097
   Knight-Ridder (D)                                     13,200           1,003
   Reynolds & Reynolds, Cl A                             64,200           1,926
   Viad                                                  37,400             938
                                                                     ----------
                                                                          7,433
                                                                     ----------
TECHNOLOGY (8.8%)
   Autodesk                                              36,600           1,312
   Avnet*                                                44,300           1,037
   Celestica* (D)                                        82,900           1,558
   Diebold                                               31,500           1,547
   Ingram Micro, Cl A*                                   56,800             821
   Intersil, Cl A                                       112,700           2,395
   Network Associates*                                   67,500           1,124
   Pitney Bowes                                          30,700           1,361
   Storage Technology*                                   41,900           1,184
   Vishay Intertechnology* (D)                           66,400           1,253
                                                                     ----------
                                                                         13,592
                                                                     ----------
TRANSPORTATION (1.9%)
   Skywest (D)                                           82,500           1,380
   Werner Enterprises (D)                                81,600           1,558
                                                                     ----------
                                                                          2,938
                                                                     ----------
UTILITIES (6.0%)
   Ameren (D)                                            24,500           1,083
   American Electric Power                               30,000             953
   FirstEnergy                                           28,400           1,107
   FPL Group (D)                                         14,300             912
   KeySpan (D)                                           21,800             772
   NiSource                                              58,800           1,191
   Pinnacle West Capital (D)                             23,300             939
   PPL                                                   28,300           1,221
   Progress Energy (D)                                   27,800           1,184
                                                                     ----------
                                                                          9,362
                                                                     ----------
Total Common Stock
     (Cost $132,478)                                                    149,339
                                                                     ----------
CASH EQUIVALENTS (24.8%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                          31,010,725          31,011

--------------------------------------------------------------------------------

                                                       SHARES        VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- CONTINUED
   Federated Prime Money Market
     Obligations Fund                                 2,562,393      $    2,562
   Federated Prime Value Money
     Market Fund                                      5,070,668           5,071
                                                                     ----------
Total Cash Equivalents
     (Cost $38,644)                                                      38,644
                                                                     ----------
Total Investments (120.8%)
   (Cost $171,122)                                                      187,983
                                                                     ----------
OTHER ASSETS AND LIABILITIES (-20.8%)
Payable Upon Return of Securities Loaned                                (31,011)
Investment Advisory Fees Payable                                           (146)
Administration Fees Payable                                                  (9)
Custodian Fees Payable                                                       (1)
Distribution Fees Payable                                                    (1)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                        (1,139)
                                                                     ----------
Total Other Assets and Liabilities                                      (32,308)
                                                                     ----------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 13,435,972 outstanding shares
   of beneficial interest                                               147,943
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 55,794 outstanding shares
   of beneficial interest                                                   586
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 723,199 outstanding shares
   of beneficial interest                                                 7,298
Undistributed net investment income                                         142
Accumulated net realized loss on investments                            (17,155)
Net unrealized appreciation on investments                               16,861
                                                                     ----------
Total Net Assets (100.0%)                                            $  155,675
                                                                     ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($147,184,475 / 13,435,972 shares)                                    $10.95
                                                                     ==========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($610,294 / 55,794 shares)                                            $10.94
                                                                     ==========
Maximum Offering Price Per Share --
   A Shares ($10.94 / 96.25%)                                            $11.37
                                                                     ==========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($7,879,935 / 723,199 shares)                                         $10.90
                                                                     ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.1%)
BASIC MATERIALS (3.5%)
   Agrium                                               280,000      $    3,685
   Commercial Metals                                    200,000           6,020
   Georgia Gulf (D)                                     160,000           5,411
   Hercules* (D)                                        250,000           2,645
   Imco Recycling*                                      330,000           4,158
   Reliance Steel & Aluminum (D)                        115,000           4,208
   Silgan Holdings*                                     110,000           4,613
                                                                     ----------
                                                                         30,740
                                                                     ----------
CAPITAL GOODS (10.5%)
   Actuant* (D)                                         185,000           6,333
   Albany International, Cl A (D)                       180,000           5,488
   American Axle & Manufacturing
     Holdings* (D)                                       45,000           1,573
   Bandag (D)                                            75,000           3,178
   Bennett Environmental* (D)                           250,000           3,310
   Briggs & Stratton (D)                                100,000           7,588
   Copart*                                               80,000           1,972
   Dycom Industries* (D)                                195,000           4,815
   ElkCorp (D)                                          185,000           4,588
   Encore Wire* (D)                                     175,000           5,331
   Fedders                                              366,921           1,629
   Gardner Denver*                                       80,000           2,095
   Griffon* (D)                                         300,000           6,984
   Ii-Vi*                                                60,000           1,547
   Mercury Computer Systems*                            164,783           3,696
   Mueller Industries (D)                               140,000           4,578
   Noble International                                  205,000           5,914
   Orbital Sciences* (D)                                265,000           3,326
   Sensytech*                                           210,000           4,530
   Simpson Manufacturing (D)                             85,000           4,658
   Thor Industries (D)                                  230,000           6,396
   Ultralife Batteries* (D)                              90,000           1,797
                                                                     ----------
                                                                         91,326
                                                                     ----------
COMMUNICATION SERVICES (2.9%)
   Anaren*                                               52,800             840
   Ditech Communications*                               340,000           7,007
   EMS Technologies*                                    210,000           4,569
   Network Equipment
     Technologies* (D)                                  257,289           1,894
   Nice Systems*                                        190,000           4,146
   Radyne ComStream (D)                                 530,000           4,622
   Symmetricom* (D)                                     200,000           1,580
   TTI Team Telecom
     International*                                     135,400             523
                                                                     ----------
                                                                         25,181
                                                                     ----------

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------

COMPUTER SOFTWARE (9.1%)
   Activision* (D)                                      300,000      $    4,746
   American Software, Cl A                              560,000           3,578
   Ansys*                                                90,100           3,882
   Ascential Software*                                  100,000           1,605
   Aspen Technology*                                    530,000           3,344
   Authentidate Holding*                                440,000           5,544
   Captiva Software*                                    430,000           4,330
   Ciber* (D)                                           170,000           1,513
   Digi International*                                  480,000           4,987
   Epicor Software* (D)                                 175,000           2,343
   Hyperion Solutions* (D)                              130,000           5,153
   Lionbridge Technologies*                             520,000           4,072
   SafeNet* (D)                                         114,000           2,656
   Secure Computing* (D)                                360,000           3,190
   Sonic Solutions* (D)                                 250,000           5,313
   THQ* (D)                                             220,000           4,640
   Transaction Systems Architects,
     Cl A* (D)                                          285,000           5,378
   Verint Systems*                                      206,888           6,366
   WebEx Communications* (D)                            300,000           7,083
                                                                     ----------
                                                                         79,723
                                                                     ----------
CONSUMER CYCLICALS (18.1%)
   4Kids Entertainment* (D)                             230,000           4,979
   Aeropostale* (D)                                     240,000           6,310
   America's Car Mart* (D)                               60,000           1,770
   AnnTaylor Stores* (D)                                 90,000           2,548
   Bebe Stores* (D)                                     260,000           5,195
   Bombay* (D)                                          340,000           1,979
   Brown Shoe (D)                                       100,000           4,133
   Cache*                                               240,000           6,242
   Cash America International                            60,000           1,210
   Casual Male Retail Group* (D)                        350,000           2,380
   CBRL Group (D)                                       130,000           4,192
   CellStar*                                            190,000           1,149
   Christopher & Banks (D)                               80,000           1,520
   Coldwater Creek* (D)                                  45,000           1,197
   Conn's* (D)                                          180,000           3,071
   Cooper Tire & Rubber (D)                             200,000           4,218
   CSK Auto* (D)                                        360,000           6,174
   Electronics Boutique
     Holdings* (D)                                      125,000           3,445
   Furniture Brands
     International (D)                                   50,000           1,289
   Genesco* (D)                                         150,000           3,765
   Goody's Family Clothing (D)                          302,831           3,616
   Guitar Center* (D)                                   150,000           6,435
   Hooker Furniture                                     104,835           2,245

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- CONTINUED
   HOT Topic* (D)                                       140,000      $    3,025
   Hovnanian Enterprises, Cl A*                          50,000           1,765
   Jos A. Bank Clothiers* (D)                           275,000           8,962
   K2* (D)                                              250,000           3,680
   Levitt*                                               90,000           2,163
   MarineMax*                                           160,000           4,264
   O'Charleys* (D)                                      220,000           4,006
   O'Reilly Automotive* (D)                              55,000           2,471
   Penn National Gaming*                                250,000           7,495
   Prime Hospitality*                                   350,000           3,469
   Quiksilver* (D)                                      130,000           3,012
   Rare Hospitality
     International* (D)                                 190,000           4,860
   Select Comfort* (D)                                  220,000           5,962
   Sonic* (D)                                           120,000           2,662
   Sports Authority* (D)                                170,000           5,797
   Standard-Pacific                                       6,770             345
   Steak N Shake*                                       119,082           2,095
   Steiner Leisure* (D)                                 280,000           5,485
   Tuesday Morning*                                     150,000           4,283
   Zale* (D)                                             60,000           3,274
                                                                     ----------
                                                                        158,137
                                                                     ----------
CONSUMER STAPLES (2.9%)
   Cott*                                                210,000           6,669
   DEL Laboratories*                                     75,000           2,160
   Jarden* (D)                                          160,000           5,600
   Rayovac*                                             140,000           3,794
   Sanderson Farms (D)                                   75,000           3,450
   Smart & Final*                                       220,000           3,419
                                                                     ----------
                                                                         25,092
                                                                     ----------
ENERGY (6.4%)
   Cal Dive International* (D)                          160,000           4,495
   Comstock Resources*                                   90,000           1,693
   Core Laboratories*                                   220,000           4,609
   Denbury Resources* (D)                               100,000           1,840
   Energen (D)                                           80,000           3,584
   Harvest Natural Resources*                           350,000           4,445
   Headwaters* (D)                                      300,000           6,270
   Key Energy Services*                                 300,000           2,904
   Magnum Hunter Resources* (D)                         500,000           5,035
   Maverick Tube* (D)                                   225,000           5,175
   National-Oilwell* (D)                                140,000           3,875
   Premcor* (D)                                         145,000           5,311
   Torch Offshore* (D)                                   92,848             245
   Ultra Petroleum*                                     110,000           3,372
   Unit*                                                100,000           2,849
                                                                     ----------
                                                                         55,702
                                                                     ----------

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
FINANCE (5.2%)
   Affiliated Managers Group* (D)                       110,000      $    5,363
   American Safety Insurance
     Holdings Ltd.*                                     115,000           1,566
   Arch Capital Group* (D)                               90,000           3,472
   Bank of the Ozarks (D)                               120,000           2,904
   BankAtlantic Bancorp, Cl A                           200,000           3,200
   Fremont General (D)                                  180,685           4,056
   Northwest Bancorp                                     90,000           2,002
   Phoenix (D)                                          350,000           4,099
   R&G Financial, Cl B                                  160,000           5,019
   RLI*                                                  70,000           2,518
   South Financial Group (D)                            115,000           3,170
   United Community Banks                                90,000           2,130
   Westcorp                                             135,000           5,798
                                                                     ----------
                                                                         45,297
                                                                     ----------
HEALTH CARE (13.9%)
   American Medical Security
     Group*                                             190,000           4,908
   Andrx* (D)                                           160,000           4,397
   Applera - Celera Genomics
     Group* (D)                                         125,901           1,414
   Axcan Pharma*                                        200,000           3,846
   Bradley Pharmaceuticals* (D)                         260,000           6,053
   Conmed* (D)                                          160,000           4,072
   Connetics* (D)                                       300,000           6,411
   Dendrite International* (D)                          170,000           2,854
   Endo Pharmaceuticals Holdings*                       100,000           2,264
   Gentiva Health Services* (D)                         230,000           3,652
   Guilford Pharmaceuticals* (D)                        220,000           1,364
   Hologic* (D)                                          80,000           1,645
   ICU Medical* (D)                                      85,000           2,831
   Integra LifeSciences
     Holdings* (D)                                      110,000           3,528
   Kos Pharmaceuticals* (D)                             110,000           3,660
   Martek Biosciences* (D)                              110,000           7,037
   Palomar Medical
     Technologies* (D)                                  170,000           2,859
   Per-Se Technologies*                                 286,400           3,723
   Possis Medical* (D)                                  270,000           7,700
   Protein Design Labs*                                 377,109           7,357
   Province Healthcare* (D)                             250,000           4,005
   Renal Care Group* (D)                                165,000           5,407
   Salix Pharmaceuticals*                               170,000           5,129
   Select Medical                                       180,000           2,414
   Sierra Health Services* (D)                          120,000           5,135
   Sybron Dental Specialties* (D)                       120,000           3,269
   Taro Pharmaceuticals
     Industries* (D)                                     30,000           1,323
   Ventana Medical Systems* (D)                         120,000           6,192
   WellChoice* (D)                                      100,000           4,118
   West Pharmaceutical Services                          60,000           2,281
                                                                     ----------
                                                                        120,848
                                                                     ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


SMALL CAP GROWTH STOCK FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
SEMICONDUCTORS (3.3%)
   Axcelis Technologies* (D)                            380,000      $    4,579
   Cypress Semiconductor* (D)                           430,000           7,034
   Integrated Device
     Technology* (D)                                    460,000           6,707
   NAM TAI Electronics                                  150,000           2,829
   Power-One* (D)                                       600,000           6,048
   Standard Microsystems*                                64,200           1,584
                                                                     ----------
                                                                         28,781
                                                                     ----------
SERVICES (7.3%)
   Concorde Career Colleges*                             95,000           1,404
   Corrections Corp of
     America* (D)                                       135,000           5,165
   Dollar Thrifty Automotive
     Group* (D)                                         160,000           4,195
   Getty Images* (D)                                     50,000           2,815
   Gevity HR (D)                                        300,000           7,863
   Global Payments                                       30,000           1,400
   Kforce* (D)                                          300,000           2,748
   Kroll*                                               250,000           9,135
   Labor Ready* (D)                                     240,000           2,921
   MPS Group*                                           140,000           1,551
   Navigant Consulting* (D)                             380,000           7,771
   SM&A*                                                385,500           3,123
   Ultimate Software Group*                             400,000           5,140
   Ultimate Software
     Group* (B)(E) (F)                                  180,000           2,128
   Unifirst                                             160,000           4,160
   Volt Information Sciences*                            82,000           2,107
                                                                     ----------
                                                                         63,626
                                                                     ----------
TECHNOLOGY (11.1%)
   Advanced Power Technology*                            93,000           1,229
   Aeroflex* (D)                                        350,000           4,466
   AMX*                                                 240,000           2,398
   Anteon International* (D)                            185,000           5,450
   ATMI* (D)                                            250,000           6,405
   Avocent* (D)                                         100,000           3,427
   C-COR.net* (D)                                       400,000           3,556
   CACI International, Cl A*                            100,000           3,714
   Computer Network
     Technology* (D)                                    127,533             770
   Creo Products*                                       350,000           2,824
   CTS (D)                                              234,227           2,553
   Dot Hill Systems*                                    580,000           5,510
   Hypercom* (D)                                        725,000           4,872
   InfoCrossing* (B) (E) (F)                            122,000           1,482
   InfoCrossing (D)                                     415,000           5,478
   Itron* (D)                                           100,000           2,064
   IXYS*                                                400,000           3,740
   Kemet*                                               150,000           1,822

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
   Lexar Media* (D)                                     160,000      $    1,514
   Newport*                                             100,000           1,453
   Performance Technologies*                            235,000           2,547
   Radisys*                                              50,000             833
   Rofin-Sinar Technologies* (D)                        240,000           6,281
   Rogers* (D)                                          130,000           7,988
   Silicon Storage Technology* (D)                      210,000           2,719
   Telecommunication Systems* (D)                       700,000           3,549
   Transact Technologies*                               175,000           5,639
   Trimble Navigation Ltd.* (D)                          80,000           2,162
                                                                     ----------
                                                                         96,445
                                                                     ----------
TRANSPORTATION (4.9%)
   Celadon Group*                                       247,000           3,562
   General Maritime*                                    100,000           2,424
   JB Hunt Transport Services* (D)                      190,000           6,220
   Marten Transport Ltd.*                               295,000           5,121
   OMI*                                                 420,000           4,410
   Overnite*                                            100,000           2,614
   Pacer International*                                 140,000           2,673
   PAM Transportation Services*                         170,000           3,145
   Skywest (D)                                          270,510           4,526
   US Xpress Enterprises, Cl A*                         163,000           2,111
   Werner Enterprises (D)                               295,000           5,631
                                                                     ----------
                                                                         42,437
                                                                     ----------
Total Common Stock
     (Cost $701,325)                                                    863,335
                                                                     ----------
PREFERRED STOCK (0.1%)
CAPITAL GOODS (0.1%)
   Fedders                                               21,500             504
                                                                     ----------
Total Preferred Stock
     (Cost $510)                                                            504
                                                                     ----------
WARRANTS (0.1%)
   InfoCrossing, Expires
     10/31/08* (B) (F)                                  139,109             743
                                                                     ----------
Total Warrants
     (Cost $6)                                                              743
                                                                     ----------
CASH EQUIVALENT (37.9%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                         330,530,988         330,531
                                                                     ----------
Total Cash Equivalent
     (Cost $330,531)                                                    330,531
                                                                      ---------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                         (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
   BNP Paribas
     0.980%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $5,692,774
     (collateralized by FNMA
     obligations; total market
     value $5,807,159) (C)                               $5,692      $    5,692
                                                                     ----------
Total Repurchase Agreement
     (Cost $5,692)                                                        5,692
                                                                     ----------
Total Investments (137.9%)
   (Cost $1,038,064)                                                  1,200,805
                                                                     ----------
OTHER ASSETS AND LIABILITIES (-37.9%)
Payable Upon Return of Securities Loaned                               (330,531)
Investment Advisory Fees Payable                                           (822)
Administration Fees Payable                                                 (49)
Distribution Fees Payable                                                   (37)
Custodian Fees Payable                                                      (13)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (4)
Trustees' Fees Payable                                                       (1)
Receivable from Affiliated Funds                                              2
Other Assets and Liabilities, Net                                         1,244
                                                                     ----------
Total Other Assets and Liabilities                                     (330,211)
                                                                     ----------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 38,997,522 outstanding shares
   of beneficial interest                                              $583,262
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 2,037,532 outstanding shares
   of beneficial interest                                                30,272
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 2,117,270 outstanding shares
   of beneficial interest                                                35,251
Accumulated net realized gain on investments                             59,068
Net unrealized appreciation on investments                              162,741
                                                                     ----------
Total Net Assets (100.0%)                                              $870,594
                                                                     ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($789,650,194 / 38,997,522 shares)                                    $20.25
                                                                     ==========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($40,590,116 / 2,037,532 shares)                                      $19.92
                                                                     ==========
Maximum Offering Price Per Share --
   A Shares ($19.92 / 96.25%)                                            $20.70
                                                                     ==========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($40,353,999 / 2,117,270 shares)                                      $19.06
                                                                     ==========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.9%)
BASIC MATERIALS (5.1%)
   Agnico-Eagle Mines*                                  536,800        $  7,467
   Airgas                                               548,600          11,948
   Cia Siderurgica Nacional ADR                          59,300           2,764
   Sappi Ltd. ADR (D)                                   458,100           6,455
   Sociedad Quimica Minera de
     Chile ADR                                           75,900           2,703
   United States Steel                                  194,700           5,911
                                                                       --------
                                                                         37,248
                                                                       --------
CAPITAL GOODS (17.3%)
   Baldor Electric (D)                                  322,100           7,460
   BorgWarner                                           271,400          11,247
   Briggs & Stratton (D)                                101,600           7,709
   Cummins (D)                                          219,600          12,790
   Empresa Brasileira de
     Aeronautica ADR* (D)                               441,616          11,244
   Harsco                                               167,200           7,258
   Lennox International (D)                             258,789           4,265
   LSI Industries                                       509,187           5,856
   Makita ADR* (D)                                      814,200          11,594
   Oshkosh Truck                                        136,600           7,069
   Quixote                                              368,300           7,734
   Snap-On                                              238,600           8,024
   Tecumseh Products, Cl A                               80,300           2,981
   Tenaris ADR (D)                                      104,773           3,468
   Valmont Industries                                   360,100           7,490
   Valspar                                              230,700          11,000
                                                                       --------
                                                                        127,189
                                                                       --------
COMMUNICATION SERVICES (2.9%)
   Harris                                               454,728          21,027
                                                                       --------
CONSUMER CYCLICALS (16.1%)
   Bassett Furniture Industries                         228,300           4,344
   Benetton Group ADR* (D)                              431,700           9,782
   Blyth                                                158,100           5,162
   CBRL Group (D)                                       296,800           9,572
   Fairmont Hotels & Resorts                            302,900           7,454
   Grupo Elektra*                                       260,300           5,464
   Intrawest (D)                                        443,100           6,602
   John H. Harland                                      248,600           7,533
   John Wiley & Sons, Cl A (D)                          213,800           6,799
   Lithia Motors (D)                                    271,300           6,489
   Media General, Cl A                                  113,300           7,797
   Movado Group                                         192,300           5,904
   Natuzzi ADR                                          284,500           2,942
   Nautilus Group (D)                                   579,200           8,729
   Pier 1 Imports                                       474,900           8,952
   Sturm Ruger                                          139,100           1,648
   United Auto Group                                    276,100           7,988
   Winnebago Industries                                 163,000           4,629
                                                                       --------
                                                                        117,790
                                                                       --------

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (4.1%)
   Adolph Coors, Cl B (D)                               106,300        $  6,851
   Church & Dwight                                      264,300          11,999
   Ingles Markets, Cl A                                  86,800             920
   JM Smucker                                           206,043          10,076
                                                                       --------
                                                                         29,846
                                                                       --------
ENERGY (2.8%)
   Arch Coal                                            246,300           8,005
   Peabody Energy                                       259,100          12,887
                                                                       --------
                                                                         20,892
                                                                       --------
FINANCE (15.7%)
   American Financial Group                             212,000           6,404
   Banner                                               120,300           3,513
   City National                                        125,500           8,104
   Colonial BancGroup                                   420,400           7,559
   First National Bankshares of
     Florida (D)                                        248,633           4,838
   FNB (D)                                              138,133           2,757
   Glacier Bancorp                                      194,746           5,145
   HCC Insurance Holdings (D)                           284,600           9,432
   Horizon Financial                                    242,706           4,471
   Hub International* (D)                               694,600          13,072
   Jefferies Group (D)                                  261,800           8,569
   PXRE Group Ltd.                                      180,500           4,491
   Scottish Annuity & Life
     Holdings Ltd. (D)                                  182,900           4,024
   Seacoast Banking Corp
     of Florida                                         227,700           4,563
   Stancorp Financial Group                             198,100          12,696
   Washington Federal (D)                               192,913           4,613
   West Coast Bancorp                                   239,453           5,270
   Wilmington Trust                                     161,500           5,943
                                                                       --------
                                                                        115,464
                                                                       --------
HEALTH CARE (8.8%)
   Cambrex                                              434,800           9,935
   Cooper (D)                                           433,200          23,913
   Invacare (D)                                         166,800           6,917
   Mentor                                               431,700          13,836
   Perrigo                                              470,200           9,620
                                                                       --------
                                                                         64,221
                                                                       --------
SEMICONDUCTORS (1.2%)
   NAM TAI Electronics                                  455,700           8,594
                                                                       --------
SERVICES (9.5%)
   ABM Industries                                       352,300           6,701
   Brink's (D)                                          651,000          20,135
   Chemed (D)                                           147,300           6,956
   Factset Research Systems (D)                         273,000          11,933
   Reynolds & Reynolds, Cl A                            795,800          23,874
                                                                       --------
                                                                         69,599
                                                                       --------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (11.6%)
   Autodesk                                             798,300        $ 28,627
   Barra*                                               743,800          30,429
   Fair Isaac (D)                                       199,500           6,933
   Helix Technology (D)                                 321,100           6,383
   Keithley Instruments                                 258,500           5,586
   Premier Farnell ADR (D)                              808,100           7,233
                                                                       --------
                                                                         85,191
                                                                       --------
TRANSPORTATION (3.2%)
   CHC Helicopter, Cl A*                                408,800          11,311
   CP Ships* (D)                                        672,600          12,181
                                                                       --------
                                                                         23,492
                                                                       --------
UTILITIES (1.6%)
   Allete                                               332,069          11,538
                                                                       --------
Total Common Stock
     (Cost $559,675)                                                    732,091
                                                                       --------
CASH EQUIVALENTS (10.3%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                          75,214,648          75,215
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A                               37,201              37
                                                                       --------
Total Cash Equivalents
     (Cost $75,252)                                                      75,252
                                                                       --------
Total Investments (110.2%)
   (Cost $634,927)                                                      807,343
                                                                       --------
OTHER ASSETS AND LIABILITIES (-10.2%)
Payable Upon Return of Securities Loaned                                (75,215)
Due to Custodian                                                         (3,441)
Investment Advisory Fees Payable                                           (708)
Administration Fees Payable                                                 (42)
Distribution Fees Payable                                                    (9)
Custodian Fees Payable                                                       (6)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (3)
Trustees' Fees Payable                                                       (1)
Receivable from Affiliated Funds                                              2
Other Assets and Liabilities, Net                                         4,927
                                                                       --------
Total Other Assets and Liabilities                                      (74,496)
                                                                       --------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 37,379,774 outstanding shares
   of beneficial interest                                              $472,095
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 224,835 outstanding shares
   of beneficial interest                                                 4,053
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 2,578,758 outstanding shares
   of beneficial interest                                                41,526
Undistributed net investment income                                       1,083
Accumulated net realized gain on investments                             41,674
Net unrealized appreciation on investments                              172,416
                                                                       --------
Total Net Assets (100.0%)                                              $732,847
                                                                       ========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($682,566,743 / 37,379,774 shares)                                    $18.26
                                                                       ========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($4,088,557 / 224,835 shares)                                         $18.18
                                                                       ========
Maximum Offering Price Per Share --
   A Shares ($18.18 / 96.25%)                                            $18.89
                                                                       ========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($46,191,829 / 2,578,758 shares)                                      $17.91
                                                                       ========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


STRATEGIC QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (100.0%)
BASIC MATERIALS (11.0%)
   Belden                                                31,071         $   525
   Boise Cascade                                         14,519             510
   Cabot                                                 14,570             524
   Centex                                                10,539             511
   Cytec Industries                                      13,030             525
   DR Horton                                             13,616             393
   Eastman Chemical                                      19,658             911
   FMC*                                                  12,888             523
   KB Home                                                7,757             511
   MDC Holdings                                           6,213             400
   NVR*                                                     859             393
   OM Group*                                             19,729             526
   Pulte Homes                                            9,686             511
   Ryland Group                                           4,959             395
   Standard-Pacific                                       7,884             402
                                                                        -------
                                                                          7,560
                                                                        -------
CAPITAL GOODS (14.2%)
   AGCO*                                                 27,564             528
   Applied Materials*                                    12,945             258
   Boeing                                                19,844             909
   Briggs & Stratton                                      6,910             524
   Eaton                                                 15,484             905
   Gardner Denver*                                       20,202             529
   Griffon*                                              22,693             528
   Harsco                                                11,935             518
   Littelfuse*                                            5,727             227
   Manitowoc                                             16,570             526
   Masco                                                 31,311             907
   Meritage*                                              5,780             394
   Paccar                                                16,011             893
   Tektronix                                              8,155             257
   Textron                                               16,488             901
   Thomas & Betts*                                       36,981             905
                                                                        -------
                                                                          9,709
                                                                        -------
COMMUNICATION SERVICES (1.5%)
   CommScope*                                            13,049             225
   Lucent Technologies*                                  71,725             256
   Motorola                                              13,011             257
   Tellabs*                                              32,412             258
                                                                        -------
                                                                            996
                                                                        -------
COMPUTER SOFTWARE (1.0%)
   Activision*                                           14,198             225
   Advent Software*                                      11,755             222
   Netegrity*                                            24,248             228
                                                                        -------
                                                                            675
                                                                        -------

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (15.1%)
   Alberto-Culver                                         8,754         $   412
   AnnTaylor Stores*                                     14,080             399
   Bed Bath & Beyond*                                    13,685             510
   Black & Decker                                         8,667             519
   Chico's FAS*                                           9,398             403
   Claire's Stores                                       19,285             399
   Coach*                                                 9,195             401
   Costco Wholesale*                                     10,752             406
   Deere                                                 13,771             905
   Genesco*                                              15,803             397
   Guitar Center*                                         9,077             389
   Hibbett Sporting Goods*                               15,470             402
   J.C. Penney                                           14,275             511
   Mandalay Resort Group                                  7,174             393
   Midas*                                                20,956             401
   Nash Finch                                            14,272             268
   Nordstrom                                             12,593             511
   Pacific Sunwear of California*                        18,348             399
   Sherwin-Williams                                      13,008             511
   Starwood Hotels & Resorts
     Worldwide                                           12,009             506
   Urban Outfitters*                                      7,338             403
   Walt Disney                                           21,500             505
   Wolverine World Wide                                  14,945             394
                                                                        -------
                                                                         10,344
                                                                        -------
CONSUMER STAPLES (3.9%)
   Anheuser-Busch                                         7,637             407
   Constellation Brands*                                  7,616             274
   Corn Products International                            6,304             274
   Dean Foods*                                            7,829             276
   Great Atlantic & Pacific Tea*                         38,292             265
   Ruddick                                               13,394             275
   Starbucks*                                            12,513             509
   Supervalu                                             13,305             413
                                                                        -------
                                                                          2,693
                                                                        -------
ENERGY (13.3%)
   Cal Dive International*                               19,054             535
   CARBO Ceramics                                         7,571             529
   ChevronTexaco                                         10,720             969
   ConocoPhillips                                        13,248             971
   Devon Energy                                          16,178             960
   Exxon Mobil                                           22,189             960
   Maverick Tube*                                        23,640             544
   Newfield Exploration*                                 10,708             533
   Prima Energy*                                         14,030             534
   Southwestern Energy*                                  20,838             533
   Stone Energy*                                         11,883             534
   Swift Energy*                                         26,268             531
   Valero Energy                                         14,734             974
   XTO Energy                                                 1              --
                                                                        -------
                                                                          9,107
                                                                        -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
FINANCE (13.8%)
   ACE                                                    8,227         $   339
   AG Edwards                                            11,544             432
   Allstate                                               7,692             338
   Bear Stearns                                           4,184             339
   Countrywide Financial                                  5,269             340
   E*TRADE Financial*                                    29,765             340
   Fremont General                                       19,008             427
   Goldman Sachs Group                                    3,617             340
   Hartford Financial Services
     Group                                                5,119             338
   HCC Insurance Holdings                                13,041             432
   Horace Mann Educators                                 25,359             429
   Lehman Brothers Holdings                               4,472             338
   Lincoln National                                       7,155             340
   Loews                                                  5,896             340
   Merrill Lynch                                          5,940             337
   National City                                          9,549             339
   New Century Financial                                  9,816             428
   Philadelphia Consolidated
     Holding*                                             7,607             431
   Progressive                                            3,925             337
   Protective Life                                       11,647             431
   Raymond James Financial                               16,533             427
   Selective Insurance Group                             11,855             428
   St Paul Travelers                                      8,498             337
   UICI*                                                 21,746             432
   WR Berkley                                            10,300             429
                                                                        -------
                                                                          9,468
                                                                        -------
HEALTH CARE (7.3%)
   Anthem*                                                3,293             292
   Biomet                                                 7,216             289
   C.R. Bard                                              2,612             293
   Cooper                                                 4,775             264
   Coventry Health Care*                                  5,750             265
   Dentsply International                                 5,316             263
   Idexx Laboratories*                                    3,955             260
   Johnson & Johnson                                      5,245             292
   Lincare Holdings*                                      7,758             261
   Medtronic                                              6,084             291
   Patterson Dental*                                      3,474             264
   RehabCare Group*                                      10,741             268
   Resmed*                                                5,193             264
   Stryker                                                5,724             291
   UnitedHealth Group                                     4,498             293
   Visx*                                                 11,090             261
   WellPoint Health Networks*                             2,611             291
   Zimmer Holdings*                                       3,433             293
                                                                        -------
                                                                          4,995
                                                                        -------

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
SEMICONDUCTORS (4.6%)
   Altera*                                               11,133         $   255
   Arrow Electronics*                                     8,165             222
   Artesyn Technologies*                                 57,304             524
   Axcelis Technologies*                                 18,578             224
   Brooks Automation*                                    10,978             227
   Integrated Device Technology*                         15,346             224
   Kulicke & Soffa Industries*                           19,793             227
   National Semiconductor*                               11,816             256
   Park Electrochemical                                   8,969             224
   PMC-- Sierra*                                         18,238             257
   Teradyne*                                             11,586             258
   Xilinx*                                                7,015             256
                                                                        -------
                                                                          3,154
                                                                        -------
SERVICES (3.4%)
   Brink's                                               16,919             523
   Chemed                                                 5,569             263
   Consolidated Graphics*                                13,349             536
   eBay*                                                  5,803             515
   Time Warner*                                          29,952             511
                                                                        -------
                                                                          2,348
                                                                        -------
TECHNOLOGY (3.9%)
   Advanced Micro Devices*                               16,572             257
   Apple Computer*                                        9,112             256
   Autodesk                                               7,148             256
   Avnet*                                                 9,649             226
   C-COR.net*                                            24,812             221
   Catapult Communications*                              12,290             203
   Corning*                                              20,886             259
   Photon Dynamics*                                       7,113             229
   Vishay Intertechnology*                               11,924             225
   Woodward Governor                                      7,980             530
                                                                        -------
                                                                          2,662
                                                                        -------
TRANSPORTATION (7.0%)
   Burlington Northern Santa Fe                          27,421             903
   CNF                                                   13,445             524
   JB Hunt Transport Services*                           15,904             521
   Norfolk Southern                                      37,723             914
   Overseas Shipholding Group                            14,078             537
   Ryder System                                          24,437             908
   Yellow Roadway*                                       14,619             522
                                                                        -------
                                                                          4,829
                                                                        -------
Total Common Stock
     (Cost $65,436)                                                      68,540
                                                                        -------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


STRATEGIC QUANTITATIVE EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                       FACE AMOUNT
                                                           (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
   Merrill Lynch
     1.020%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $448,376
     (collateralized by FNMA
     obligations; total market value
     $457,329) (C)                                         $448         $   448
                                                                        -------
Total Repurchase Agreement
     (Cost $448)                                                            448
                                                                        -------
Total Investments (100.7%)
   (Cost $65,884)                                                       $68,988
                                                                        =======
PERCENTAGES ARE BASED ON NET ASSETS OF $68,540,024.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------



TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (98.2%)
CAPITAL GOODS (9.5%)
   3M                                                    56,132       $   4,747
   Danaher                                              116,000           5,455
   General Electric                                     180,844           5,628
   Illinois Tool Works                                   34,000           3,056
   United Parcel Service, Cl B                           51,600           3,701
                                                                      ---------
                                                                         22,587
                                                                      ---------
COMMUNICATION SERVICES (2.1%)
   Qualcomm                                              74,500           4,997
                                                                      ---------
CONSUMER CYCLICALS (14.5%)
   Bed Bath & Beyond*                                    80,100           2,984
   Coach*                                                19,300             842
   Deere                                                 47,000           3,088
   eBay*                                                 30,000           2,664
   Home Depot                                            87,000           3,125
   Lowe's                                                56,500           3,027
   Marriott International                                46,000           2,269
   Target                                               106,500           4,760
   Wal-Mart Stores                                      128,881           7,182
   Walt Disney                                          189,500           4,448
                                                                      ---------
                                                                         34,389
                                                                      ---------
CONSUMER STAPLES (11.9%)
   Anheuser-Busch                                        22,000           1,172
   Gillette                                             110,000           4,740
   Kimberly-Clark                                        47,000           3,097
   PepsiCo                                              115,000           6,138
   Procter & Gamble                                      70,000           7,547
   Starbucks*                                            79,800           3,243
   Sysco                                                 62,000           2,325
                                                                      ---------
                                                                         28,262
                                                                      ---------
ENERGY (5.9%)
   Apache                                                87,750           3,542
   ChevronTexaco                                         17,000           1,537
   Exxon Mobil                                          140,000           6,055
   Schlumberger                                          52,800           3,018
                                                                      ---------
                                                                         14,152
                                                                      ---------
FINANCE (18.0%)
   Aflac                                                166,000           6,740
   AMBAC Financial Group                                 27,000           1,867
   American Express                                      43,180           2,189
   American International Group                          81,977           6,009
   Citigroup                                            115,946           5,383
   Fannie Mae                                            25,121           1,701

--------------------------------------------------------------------------------

                                                         SHARES      VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   Goldman Sachs Group                                   31,000       $   2,911
   Legg Mason                                            28,000           2,456
   MBNA                                                 185,700           4,717
   MGIC Investment                                       48,500           3,540
   Progressive                                            7,100             609
   State Street                                          99,700           4,827
                                                                      ---------
                                                                         42,949
                                                                      ---------
HEALTH CARE (17.0%)
   Biomet                                               149,600           6,002
   Boston Scientific*                                    55,000           2,436
   Health Management Associates,
     Cl A (D)                                            85,000           1,869
   Johnson & Johnson                                    166,732           9,289
   Medtronic                                             82,063           3,931
   Pfizer                                               300,093          10,605
   UnitedHealth Group                                    98,100           6,401
                                                                      ---------
                                                                         40,533
                                                                      ---------
TECHNOLOGY (19.3%)
   Analog Devices                                        30,500           1,499
   Applied Materials*                                   170,606           3,405
   Apple Computer*                                       87,300           2,450
   CDW                                                   46,000           3,232
   Cisco Systems*                                       250,179           5,541
   Dell*                                                 68,000           2,392
   EMC*                                                 172,100           1,934
   First Data                                            95,000           4,113
   Intel                                                172,086           4,913
   International Business Machines                       10,985             973
   Lexmark International*                                33,000           3,113
   Microsoft                                            283,056           7,459
   Oracle*                                              300,808           3,405
   Veritas Software*                                     35,000             931
   Xilinx*                                               16,000             583
                                                                      ---------
                                                                         45,943
                                                                      ---------
Total Common Stock
     (Cost $177,805)                                                    233,812
                                                                      ---------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


TAX SENSITIVE GROWTH STOCK FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                      FACE AMOUNT
                                                      (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.5%)
   BNP Paribas
     0.980%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $3,503,967
     (collateralized by FNMA
     obligations; total market
     value $3,573,960) (C)                               $3,504       $   3,504
                                                                      ---------
Total Repurchase Agreement
     (Cost $3,504)                                                        3,504
                                                                      ---------
CASH EQUIVALENT (0.8%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                           1,867,500           1,868
                                                                      ---------
Total Cash Equivalent
     (Cost $1,868)                                                        1,868
                                                                      ---------
Total Investments (100.5%)
   (Cost $183,177)                                                      239,184
                                                                      ---------
OTHER ASSETS AND LIABILITIES (-0.5%)
Payable Upon Return of Securities Loaned                                 (1,868)
Investment Advisory Fees Payable                                           (231)
Distribution Fees Payable                                                   (71)
Administration Fees Payable                                                 (14)
Custodian Fees Payable                                                       (1)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (1)
Receivable from Affiliated Funds                                              1
Other Assets and Liabilities, Net                                         1,064
                                                                      ---------
Total Other Assets and Liabilities                                       (1,121)
                                                                      ---------


--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 6,208,460 outstanding shares
   of beneficial interest                                             $ 237,524
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 15,675 outstanding shares
   of beneficial interest                                                   343
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 4,218,767 outstanding shares
   of beneficial interest                                               184,555
Accumulated net investment loss                                          (1,149)
Accumulated net realized loss on investments                           (239,217)
Net unrealized appreciation on investments                               56,007
                                                                      ---------
Total Net Assets (100.0%)                                             $ 238,063
                                                                      =========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($144,732,408 / 6,208,460 shares)                                     $23.31
                                                                      =========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($364,596 / 15,675 shares)                                            $23.26
                                                                      =========
Maximum Offering Price Per Share --
   A Shares ($23.26 / 96.25%)                                            $24.17
                                                                      =========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($92,966,192 / 4,218,767 shares)                                      $22.04
                                                                      =========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

--------------------------------------------------------------------------------



VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (97.5%)
BASIC MATERIALS (8.6%)
   Air Products & Chemicals                             203,500       $  10,169
   Alcoa                                                272,300           8,523
   Bemis                                                177,000           4,876
   Boise Cascade                                        121,500           4,271
   E.I. du Pont de Nemours                              307,600          13,288
   International Paper                                  355,500          14,906
   PPG Industries                                       143,400           8,575
   Rohm & Haas                                          212,600           8,194
                                                                      ---------
                                                                         72,802
                                                                      ---------
CAPITAL GOODS (12.7%)
   American Power Conversion                            357,800           6,476
   Emerson Electric                                     209,400          12,501
   General Electric                                     540,900          16,833
   Honeywell International                              410,900          13,847
   Lockheed Martin                                      291,000          14,416
   Masco                                                397,600          11,510
   Parker Hannifin                                      154,800           8,601
   Pitney Bowes                                         189,500           8,401
   Rockwell Automation                                  127,365           4,313
   Rockwell Collins                                     130,000           3,905
   Teleflex                                             140,700           6,538
                                                                      ---------
                                                                        107,341
                                                                      ---------
COMMUNICATION SERVICES (6.1%)
   Alltel                                               174,600           8,840
   CenturyTel                                           411,800          12,309
   Harris                                               134,100           6,201
   SBC Communications                                   351,500           8,330
   Verizon Communications                               456,010          15,769
                                                                      ---------
                                                                         51,449
                                                                      ---------
CONSUMER CYCLICALS (9.6%)
   Gannett                                              133,700          11,739
   Genuine Parts                                        112,650           4,240
   Leggett & Platt                                      402,600          10,178
   Mattel                                               456,000           7,971
   May Department Stores (D)                            264,000           7,566
   McGraw-Hill                                          118,200           9,210
   Outback Steakhouse                                   100,250           4,256
   Pier 1 Imports                                       338,300           6,377
   Viacom                                               336,700          12,421
   Walt Disney                                          305,800           7,177
                                                                      ---------
                                                                         81,135
                                                                      ---------
CONSUMER STAPLES (9.6%)
   Clorox                                               229,500          12,017
   Colgate-Palmolive                                    229,500          13,127
   Dollar General                                       469,600           9,110
   General Mills                                        280,100          12,899

--------------------------------------------------------------------------------

                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES -- CONTINUED
   HJ Heinz                                             227,500       $   8,495
   Kimberly-Clark                                       129,000           8,501
   PepsiCo                                              170,100           9,078
   Wal-Mart Stores                                      152,500           8,499
                                                                      ---------
                                                                         81,726
                                                                      ---------
ENERGY (6.0%)
   Baker Hughes                                         118,600           4,036
   BP ADR                                               236,200          12,518
   Exxon Mobil                                          403,500          17,451
   GlobalSantaFe                                        151,200           3,800
   Royal Dutch Petroleum                                254,600          12,753
                                                                      ---------
                                                                         50,558
                                                                      ---------
FINANCE (27.1%)
   AG Edwards (D)                                       238,200           8,909
   Allstate                                             201,900           8,880
   American Express                                     170,800           8,660
   American International Group                         116,704           8,554
   Bank of America                                      266,300          22,137
   Bank of New York                                     291,700           8,771
   Bank One                                             163,800           7,936
   Citigroup                                            343,900          15,967
   Hartford Financial Services
     Group                                               95,700           6,328
   Keycorp                                              261,600           8,217
   Lehman Brothers Holdings                             185,300          14,018
   Marsh & McLennan                                     193,200           8,524
   Mellon Financial                                     427,700          12,591
   Merrill Lynch                                        207,000          11,758
   Metlife                                              243,600           8,660
   National City                                        251,200           8,915
   Nationwide Financial Services,
     Cl A                                               270,100           9,872
   Regions Financial                                    344,700          13,105
   Safeco                                               194,200           8,147
   US Bancorp                                           305,700           8,590
   Wachovia                                             178,500           8,427
   Wells Fargo                                          214,000          12,583
                                                                      ---------
                                                                        229,549
                                                                      ---------
HEALTH CARE (7.3%)
   Abbott Laboratories                                  305,000          12,569
   Health Management Associates,
     Cl A (D)                                           421,400           9,267
   Johnson & Johnson                                    243,800          13,582
   Pfizer                                               422,950          14,947
   Wyeth                                                327,300          11,783
                                                                      ---------
                                                                         62,148
                                                                      ---------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


VALUE INCOME STOCK FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                      SHARES/FACE
                                                      AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
SERVICES (1.2%)
   Cintas                                               215,900       $   9,798
                                                                      ---------
TECHNOLOGY (6.3%)
   Automatic Data Processing                            194,400           8,637
   Diebold                                              129,800           6,377
   Hewlett-Packard                                      402,700           8,553
   Intersil, Cl A                                       324,600           6,898
   Koninklijke Philips Electronics                      149,400           4,086
   Microsoft                                            332,600           8,764
   Motorola                                             228,400           4,516
   Nokia ADR                                            433,800           5,961
                                                                      ---------
                                                                         53,792
                                                                      ---------
TRANSPORTATION (1.0%)
   Norfolk Southern                                     356,350           8,634
                                                                      ---------
UTILITIES (2.0%)
   FPL Group                                            133,200           8,491
   Progress Energy (D)                                  189,100           8,058
                                                                      ---------
                                                                         16,549
                                                                      ---------
Total Common Stock
     (Cost $720,319)                                                    825,481
                                                                      ---------
CASH EQUIVALENT (2.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)                          18,150,400          18,150
                                                                      ---------
Total Cash Equivalent
     (Cost $18,150)                                                      18,150
                                                                      ---------
REPURCHASE AGREEMENTS (1.9%)
   Merrill Lynch
     1.020%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $8,874,862
     (collateralized by FNMA
     obligations; total market
     value $9,052,365) (C)                               $8,874           8,874
   ABN Amro
     0.980%, dated 05/28/04, to be
     repurchased on 06/01/04,
     repurchase price $7,288,071
     (collateralized by U.S. Treasury
     obligations; total market
     value $7,433,594) (C)                                7,288           7,288
                                                                      ---------
Total Repurchase Agreements
     (Cost $16,162)                                                      16,162
                                                                      ---------
Total Investments (101.6%)
   (Cost $754,631)                                                      859,793
                                                                      ---------

--------------------------------------------------------------------------------

                                                                     VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
Payable Upon Return of Securities Loaned                              $ (18,150)
Investment Advisory Fees Payable                                           (565)
Distribution Fees Payable                                                   (66)
Administration Fees Payable                                                 (49)
Custodian Fees Payable                                                       (4)
Transfer Agent Shareholder
   Servicing Fees Payable                                                    (4)
Trustees' Fees Payable                                                       (1)
Receivable from Affiliated Funds                                              2
Other Assets and Liabilities, Net                                         5,632
                                                                      ---------
Total Other Assets and Liabilities                                      (13,205)
                                                                      ---------
NET ASSETS:
Paid in Capital -- T Shares
   (unlimited authorization -- no par value)
   based on 62,442,743 outstanding shares
   of beneficial interest                                               752,638
Paid in Capital -- A Shares
   (unlimited authorization -- no par value)
   based on 6,409,502 outstanding shares
   of beneficial interest                                                83,491
Paid in Capital -- L Shares
   (unlimited authorization -- no par value)
   based on 5,077,469 outstanding shares
   of beneficial interest                                                95,353
Undistributed net investment income                                       2,012
Accumulated net realized loss on investments                           (192,068)
Net unrealized appreciation on investments                              105,162
                                                                      ---------
Total Net Assets (100.0%)                                             $ 846,588
                                                                      =========
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($715,928,444 / 62,442,743 shares)                                    $11.47
                                                                      =========
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($73,256,960 / 6,409,502 shares)                                      $11.43
                                                                      =========
Maximum Offering Price Per Share --
   A Shares ($11.43 / 96.25%)                                            $11.88
                                                                      =========
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($57,402,541 / 5,077,469 shares)                                      $11.31
                                                                      =========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
     FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 103.

--------------------------------------------------------------------------------



                   KEY TO ABBREVIATIONS AND FOOTNOTES USED IN
                        THE STATEMENTS OF NET ASSETS AND
                             SCHEDULE OF INVESTMENTS

ADR        American Depositary Receipt

Cl         Class

FHLB       Federal Home Loan Bank

FHLMC      Federal Home Loan Mortgage Corporation

FNMA       Federal National Mortgage Association

GNMA       Government National Mortgage Association

LP         Limited Partnership

Ltd.       Limited

MTN        Medium Term Note

PLC        Public Limited Company

REIT       Real Estate Investment Trust

Ser        Series

SPDR       Standard & Poor's Depository Receipt

*          Non-income producing security

+          All investments in the Fund are affiliated.

(A) This security was purchased with cash collateral held from securities lending (see Note 8 in Notes to Financial Statements).

(B) Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Value Committee of the Board of Trustees. The total value of the securities were 0.02%, 0.26% and 0.50% of net assets for the International Equity, International Equity Index and the Small Cap Growth Stock Funds, respectively.

(C)        Tri-Party Repurchase Agreement

(D) This security or a partial position of the security was on loan at May 31, 2004 (see Note 8 in Notes to Financial Statements). The total value of securities on loan at May 31, 2004 was $2,167,170, $21,795, $248,641, $49,021,854, $66,884,599, $4,525,890, $30,385,324,
           $322,037,353, $73,404,089, $1,825,170 and $17,660,515 for the Capital
           Appreciation Fund, Growth and Income Fund, Information and Technology Fund, International Equity Fund, International Equity Index Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund, respectively.

(E) Security considered illiquid. The total value of the security was 0.02%, 0.26% and 0.41% of net assets for the International Equity, International Equity Index and Small Cap Growth Stock Funds, respectively.

(F) Security considered restricted (not readily marketable). See Note 2 in Notes to Financial Statement.

(1)        The L Shares and B Shares have a contingent deferred sales charge.
           For a description of a possible sales charge, see Note 2 in Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       This page left intentionally blank.

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS MAY 31, 2004


                                                                                                                  STRATEGIC
                                                                                                                 QUANTITATIVE
                                                                                                                 EQUITY FUND
                                                                                                                 ------------
Assets:
   Investments at Market Value (Cost $65,884) ..............................................................       $68,988
   Receivable for Investment Securities Sold ...............................................................        28,424
   Accrued Income ..........................................................................................            61
   Receivable for Paid in Capital Shares Purchased .........................................................            50
   Receivable from Adviser .................................................................................            21
   Prepaid Offering Costs ..................................................................................             5
   Distribution Fees Receivable ............................................................................             1
                                                                                                                   -------
   Total Assets ............................................................................................        97,550
                                                                                                                   -------
Liabilities:
   Payable for Investment Securities Purchased .............................................................        28,315
   Payable for Paid in Capital Shares Redeemed .............................................................           605
   Investment Advisory Fees Payable ........................................................................            55
   Payable to Affiliated Funds .............................................................................            22
   Administration Fees Payable .............................................................................             4
   Accrued Expenses ........................................................................................             9
                                                                                                                   -------
   Total Liabilities .......................................................................................        29,010
                                                                                                                   -------
   Total Net Assets ........................................................................................       $68,540
                                                                                                                   =======
Net Assets:
   Paid in Capital -- T Shares
     (unlimited authorization -- no par value)
     based on 5,528,500 outstanding shares of beneficial interest ..........................................       $60,854
   Paid in Capital -- A Shares
     (unlimited authorization -- no par value)
     based on 12,882 outstanding shares of beneficial interest .............................................           154
   Paid in Capital-- L Shares
     (unlimited authorization -- no par value)
     based on 131,151 outstanding shares of beneficial interest ............................................         1,539
   Accumulated net investment loss .........................................................................           (18)
   Accumulated net realized gain on investments ............................................................         2,907
   Net unrealized appreciation on investments ..............................................................         3,104
                                                                                                                   -------
   Total Net Assets ........................................................................................       $68,540
                                                                                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- T Shares
   ($66,811,403 / 5,528,500 shares) ........................................................................        $12.08
                                                                                                                   =======
Net Asset Value and Redemption
   Price Per Share -- A Shares
   ($155,282 / 12,882 shares) ..............................................................................        $12.05
                                                                                                                   =======
Maximum Offering Price Per Share --
   A Shares ($12.05 / 96.25%) ..............................................................................        $12.52
                                                                                                                   =======
Net Asset Value and Offering
   Price Per Share -- L Shares (1)
   ($1,573,339 / 131,151 shares) ...........................................................................        $12.00
                                                                                                                   =======

(1) The L Shares have a contingent deferred sales charge. For a description of a possible sales charge, see Note 2 in Notes to Financial Statements.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEAR OR PERIOD ENDED MAY 31, 2004


                                                                        AGGRESSIVE                                 CAPITAL
                                                                       GROWTH STOCK           BALANCED           APPRECIATION
                                                                          FUND(1)               FUND                 FUND
                                                                       ------------           --------           ------------
Income:
   Dividend Income* ...............................................         $ 10              $  1,484              $ 13,459
   Interest Income ................................................            4                 6,593                   356
   Security Lending Income ........................................           --                   107                   185
   Less: Foreign Taxes Withheld ...................................           --                    --                    --
                                                                            ----              --------              --------
   Total Income ...................................................           14                 8,184                14,000
                                                                            ----              --------              --------
Expenses:
   Investment Advisory Fees .......................................           36                 3,091                16,536
   Administration Fees ............................................            2                   223                   986
   Distribution Fees -- A Shares ..................................           --                    25                   990
   Distribution Fees -- L Shares ..................................           --                   713                 1,030
   Distribution Fees -- B Shares ..................................           --                    --                    --
   Custodian Fees .................................................           --                    12                    39
   Transfer Agent Shareholder Servicing Fees ......................           --                     9                    38
   Trustees' Fees .................................................           --                     3                    15
   Transfer Agent Fees -- T Shares ................................            1                    16                    16
   Transfer Agent Fees -- A Shares ................................            1                    19                   109
   Transfer Agent Fees -- L Shares ................................            1                    95                   192
   Transfer Agent Fees -- B Shares ................................           --                    --                    --
   Professional Fees ..............................................           --                    13                    61
   Printing Fees ..................................................           --                    11                    48
   Transfer Agent Out of Pocket Fees ..............................           --                    11                    48
   Registration Fees ..............................................           --                    10                    40
   Offering Costs .................................................            7                    --                    --
   Other Fees .....................................................           --                     9                    41
                                                                            ----              --------              --------
   Total Expenses .................................................           48                 4,260                20,189
                                                                            ----              --------              --------
     Less: Investment Advisory Fees Waived ........................          (10)                  (91)                 (284)
     Less: Fees Reimbursed by Distributor .........................           (1)                   --                    --
     Less: Distribution Fees Waived/Reimbursed -- A Shares ........           (1)                  (15)                 (140)
     Less: Distribution Fees Waived -- L Shares ...................           (1)                  (41)                  (60)
     Less: Distribution Fees Waived -- B Shares ...................           --                    --                    --
                                                                            ----              --------              --------
   Net Expenses ...................................................           35                 4,113                19,705
                                                                            ----              --------              --------
   Net Investment Income (Loss) ...................................          (21)                4,071                (5,705)
                                                                            ----              --------              --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold* ...................          (39)               26,469               240,042
   Net Realized Gain on Foreign Currency Transactions .............           --                    --                    --
   Net Change in Unrealized Depreciation on Foreign
     Currency and Translation of Other Assets and
     Liabilities in Foreign Currency ..............................           --                    --                    --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments* ...............................          389               (17,586)              (77,211)
                                                                            ----              --------              --------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...          350                 8,883               162,831
                                                                            ----              --------              --------
   Net Increase (Decrease) in Net Assets from Operations ..........         $329              $ 12,954              $157,126
                                                                            ====              ========              ========

*   Dividend income, net realized gain on securities sold and net change in unrealized appreciation on investments for the
    Life Vision Funds are attributable to the underlying investments in affiliated investment companies.
(1) The Aggressive Growth Stock Fund and the Emerging Growth Stock Fund commenced operations on February 23, 2004.
Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------



                                                                          EMERGING           GROWTH AND         INFORMATION AND
                                                                        GROWTH STOCK           INCOME              TECHNOLOGY
                                                                          FUND(1)               FUND                  FUND
                                                                        ------------         ----------         ---------------
Income:
   Dividend Income* ...............................................        $   2              $ 17,050               $   35
   Interest Income ................................................            2                   106                    7
   Security Lending Income ........................................           --                    83                   48
   Less: Foreign Taxes Withheld ...................................           --                   (38)                  (1)
                                                                           -----              --------               ------
   Total Income ...................................................            4                17,201                   89
                                                                           -----              --------               ------
Expenses:
   Investment Advisory Fees .......................................           28                 7,647                  205
   Administration Fees ............................................            2                   582                   13
   Distribution Fees -- A Shares ..................................           --                   105                   --
   Distribution Fees -- L Shares ..................................           --                   910                   76
   Distribution Fees -- B Shares ..................................           --                    --                   --
   Custodian Fees .................................................           --                    23                    4
   Transfer Agent Shareholder Servicing Fees ......................           --                    23                   --
   Trustees' Fees .................................................           --                     9                   --
   Transfer Agent Fees -- T Shares ................................            1                    16                   16
   Transfer Agent Fees -- A Shares ................................            1                    48                    5
   Transfer Agent Fees -- L Shares ................................            1                   160                   49
   Transfer Agent Fees -- B Shares ................................           --                    --                   --
   Professional Fees ..............................................           --                    38                    1
   Printing Fees ..................................................           --                    30                    1
   Transfer Agent Out of Pocket Fees ..............................           --                    28                    1
   Registration Fees ..............................................           --                    21                    1
   Offering Costs .................................................            7                    --                   --
   Other Fees .....................................................           --                    29                    1
                                                                           -----              --------               ------
   Total Expenses .................................................           40                 9,669                  373
                                                                           -----              --------               ------
     Less: Investment Advisory Fees Waived ........................           (9)                   --                   --
     Less: Fees Reimbursed by Distributor .........................           (1)                   --                   --
     Less: Distribution Fees Waived/Reimbursed -- A Shares ........           (1)                  (74)                  (5)
     Less: Distribution Fees Waived -- L Shares ...................           (1)                 (217)                 (46)
     Less: Distribution Fees Waived -- B Shares                               --                    --                   --
                                                                           -----              --------               ------
   Net Expenses ...................................................           28                 9,378                  322
                                                                           -----              --------               ------
   Net Investment Income (Loss) ...................................          (24)                7,823                 (233)
                                                                           -----              --------               ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold* ...................         (178)               54,492                4,946
   Net Realized Gain on Foreign Currency Transactions .............           --                    --                   --
   Net Change in Unrealized Depreciation on Foreign
     Currency and Translation of Other Assets and
     Liabilities in Foreign Currency ..............................           --                    --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments* ...............................          (39)               99,001                 (901)
                                                                           -----              --------               ------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...         (217)              153,493                4,045
                                                                           -----              --------               ------
   Net Increase (Decrease) in Net Assets from Operations ..........        $(241)             $161,316               $3,812
                                                                           =====              ========               ======






                                                                      INTERNATIONAL      INTERNATIONAL        LIFE VISION
                                                                          EQUITY             EQUITY         AGGRESSIVE GROWTH
                                                                           FUND            INDEX FUND            FUND
                                                                       ------------      -------------      -----------------
Income:
   Dividend Income* ...............................................      $ 7,134            $ 8,397              $  242
   Interest Income ................................................            2                 --                  --
   Security Lending Income ........................................          128                187                  --
   Less: Foreign Taxes Withheld ...................................         (787)              (921)                 --
                                                                         -------            -------              ------
   Total Income ...................................................        6,477              7,663                 242
                                                                         -------            -------              ------
Expenses:
   Investment Advisory Fees .......................................        3,256              2,929                  95
   Administration Fees ............................................          179                223                  26
   Distribution Fees -- A Shares ..................................           24                 56                   1
   Distribution Fees -- L Shares ..................................           70                 43                  --
   Distribution Fees -- B Shares ..................................           --                 --                  30
   Custodian Fees .................................................          165                207                   1
   Transfer Agent Shareholder Servicing Fees ......................            7                  9                   1
   Trustees' Fees .................................................            3                  3                  --
   Transfer Agent Fees -- T Shares ................................           16                 16                  16
   Transfer Agent Fees -- A Shares ................................           23                 25                   5
   Transfer Agent Fees -- L Shares ................................           31                 21                  --
   Transfer Agent Fees -- B Shares ................................           --                 --                  18
   Professional Fees ..............................................           12                 15                   2
   Printing Fees ..................................................            9                 11                   1
   Transfer Agent Out of Pocket Fees ..............................            9                 11                   1
   Registration Fees ..............................................            5                  8                   1
   Offering Costs .................................................           --                 --                  --
   Other Fees .....................................................           17                 33                  --
                                                                         -------            -------              ------
   Total Expenses .................................................        3,826              3,610                 198
                                                                         -------            -------              ------
     Less: Investment Advisory Fees Waived ........................           --               (278)                (51)
     Less: Fees Reimbursed by Distributor .........................           --                 --                  --
     Less: Distribution Fees Waived/Reimbursed -- A Shares ........          (16)                (5)                 (5)
     Less: Distribution Fees Waived -- L Shares ...................          (23)               (14)                 --
     Less: Distribution Fees Waived -- B Shares ...................           --                 --                 (24)
                                                                         -------            -------              ------
   Net Expenses ...................................................        3,787              3,313                 118
                                                                         -------            -------              ------
   Net Investment Income (Loss) ...................................        2,690              4,350                 124
                                                                         -------            -------              ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold* ...................       12,338              3,091                 325
   Net Realized Gain on Foreign Currency Transactions .............          334                480                  --
   Net Change in Unrealized Depreciation on Foreign
     Currency and Translation of Other Assets and
     Liabilities in Foreign Currency ..............................         (192)               (40)                 --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments* ...............................       42,284             82,047               6,169
                                                                         -------            -------              ------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...       54,764             85,578               6,494
                                                                         -------            -------              ------
   Net Increase (Decrease) in Net Assets from Operations ..........      $57,454            $89,928              $6,618
                                                                         =======            =======              ======





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEAR OR PERIOD ENDED MAY 31, 2004


                                                                         LIFE VISION          LIFE VISION         LIFE VISION
                                                                        CONSERVATIVE       GROWTH AND INCOME        MODERATE
                                                                            FUND                 FUND              GROWTH FUND
                                                                        ------------       ------------------     ------------
Income:
   Dividend Income* ...............................................         $ 97               $ 1,312              $ 2,283
   Interest Income ................................................           --                    --                   --
   Security Lending Income ........................................           --                    --                   --
   Less: Foreign Tax Withheld .....................................           --                    --                   --
                                                                            ----               -------              -------
   Total Income ...................................................           97                 1,312                2,283
                                                                            ----               -------              -------
Expenses:
   Investment Advisory Fees .......................................           10                   201                  301
   Administration Fees ............................................            3                    55                   83
   Distribution Fees -- A Shares ..................................            1                     2                    6
   Distribution Fees -- L Shares ..................................           --                    --                   --
   Distribution Fees -- B Shares ..................................           37                    78                   95
   Custodian Fees .................................................           --                     2                    3
   Transfer Agent Shareholder Servicing Fees ......................           --                     2                    3
   Trustees' Fees .................................................           --                     1                    1
   Transfer Agent Fees -- T Shares ................................            7                    16                   16
   Transfer Agent Fees -- A Shares ................................            5                     5                    5
   Transfer Agent Fees -- L Shares ................................           --                    --                   --
   Transfer Agent Fees -- B Shares ................................           17                    21                   21
   Professional Fees ..............................................           --                     4                    5
   Printing Fees ..................................................           --                     3                    4
   Transfer Agent Out of Pocket Fees ..............................           --                     3                    4
   Registration Fees ..............................................           --                     2                    3
   Offering Costs .................................................           --                    --                   --
   Other Fees .....................................................           --                     1                    4
                                                                            ----               -------              -------
   Total Expenses .................................................           80                   396                  554
                                                                            ----               -------              -------
     Less: Investment Advisory Fees Waived ........................           (6)                  (90)                (128)
     Less: Fees Reimbursed by Distributor .........................           (7)                   --                   --
     Less: Distribution Fees Waived/Reimbursed -- A Shares ........           (5)                   (6)                  (7)
     Less: Distribution Fees Waived -- L Shares ...................           --                    --                   --
     Less: Distribution Fees Waived -- B Shares ...................          (26)                  (39)                 (43)
                                                                            ----               -------              -------
   Net Expenses ...................................................           36                   261                  376
                                                                            ----               -------              -------
   Net Investment Income (Loss) ...................................           61                 1,051                1,907
                                                                            ----               -------              -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain from Investments in Affiliated
     Investment Companies* ........................................            1                     8                   12
   Net Realized Gain on Securities Sold* ..........................            9                 2,565                2,529
   Net Change in Unrealized Appreciation
     on Investments* ..............................................           95                 8,207                9,804
                                                                            ----               -------              -------
   Total Net Realized and Unrealized Gain on Investments ..........          105                10,780               12,345
                                                                            ----               -------              -------
   Net Increase in Net Assets from Operations .....................         $166               $11,831              $14,252
                                                                            ====               =======              =======

*   Dividend income, capital gain from investments in affiliated investment companies, net realized gain on securities sold and net change in unrealized appreciation on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.
(1) The Strategic Quantitative Equity Fund commenced operations on August 7, 2003.
Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------



                                                                         MID-CAP            MID-CAP           SMALL CAP
                                                                         EQUITY          VALUE EQUITY       GROWTH STOCK
                                                                          FUND               FUND               FUND
                                                                         -------         ------------       -------------
Income:
   Dividend Income* ...............................................      $ 3,381            $ 2,263           $  2,490
   Interest Income ................................................           56                 92                 95
   Security Lending Income ........................................          142                 74                826
   Less: Foreign Tax Withheld .....................................           --                (10)               (13)
                                                                         -------            -------           --------
   Total Income ...................................................        3,579              2,419              3,398
                                                                         -------            -------           --------
Expenses:
   Investment Advisory Fees .......................................        2,201              1,691              9,361
   Administration Fees ............................................          131                 93                558
   Distribution Fees -- A Shares ..................................           63                  1                157
   Distribution Fees -- L Shares ..................................          153                 73                370
   Distribution Fees -- B Shares ..................................           --                 --                 --
   Custodian Fees .................................................           14                  8                 70
   Transfer Agent Shareholder Servicing Fees ......................            5                  4                 22
   Trustees' Fees .................................................            2                  1                  8
   Transfer Agent Fees -- T Shares ................................           16                 16                 21
   Transfer Agent Fees -- A Shares ................................           29                  5                 41
   Transfer Agent Fees -- L Shares ................................           45                 29                 56
   Transfer Agent Fees -- B Shares ................................           --                 --                 --
   Professional Fees ..............................................            9                  6                 36
   Printing Fees ..................................................            7                  5                 30
   Transfer Agent Out of Pocket Fees ..............................            6                  5                 27
   Registration Fees ..............................................            4                  3                 19
   Offering Costs .................................................           --                 --                 --
   Other Fees .....................................................            4                  4                 25
                                                                         -------            -------           --------
   Total Expenses .................................................        2,689              1,944             10,801
                                                                         -------            -------           --------
     Less: Investment Advisory Fees Waived ........................          (48)              (135)                --
     Less: Fees Reimbursed by Distributor .........................           --                 --                 --
     Less: Distribution Fees Waived/Reimbursed -- A Shares ........          (25)                (5)               (85)
     Less: Distribution Fees Waived -- L Shares ...................          (36)               (54)               (33)
     Less: Distribution Fees Waived -- B Shares ...................           --                 --                 --
                                                                         -------            -------           --------
   Net Expenses ...................................................        2,580              1,750             10,683
                                                                         -------            -------           --------
   Net Investment Income (Loss) ...................................          999                669             (7,285)
                                                                         -------            -------           --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain from Investments in Affiliated
     Investment Companies* ........................................           --                 --                 --
   Net Realized Gain on Securities Sold* ..........................       22,721             18,863            145,086
   Net Change in Unrealized Appreciation
     on Investments* ..............................................        6,629             12,849             80,171
                                                                         -------            -------           --------
   Total Net Realized and Unrealized Gain on Investments ..........       29,350             31,712            225,257
                                                                         -------            -------           --------
   Net Increase in Net Assets from Operations .....................      $30,349            $32,381           $217,972
                                                                         =======            =======           ========





                                                                       SMALL CAP         STRATEGIC      TAX SENSITIVE      VALUE
                                                                     VALUE EQUITY       QUANTITATIVE    GROWTH STOCK    INCOME STOCK
                                                                          FUND         EQUITY FUND(1)       FUND           FUND
                                                                       ---------       -------------     ------------     ----------
Income:
   Dividend Income* ...............................................    $ 10,408            $  335          $ 2,605        $ 18,485
   Interest Income ................................................         216                 6               36             383
   Security Lending Income ........................................         428                --               37              85
   Less: Foreign Tax Withheld .....................................        (215)               --               --            (127)
                                                                       --------            ------          -------        --------
   Total Income ...................................................      10,837               341            2,678          18,826
                                                                       --------            ------          -------        --------
Expenses:
   Investment Advisory Fees .......................................       7,677               432            3,168           6,572
   Administration Fees ............................................         458                26              189             563
   Distribution Fees -- A Shares ..................................           4                --                1             235
   Distribution Fees -- L Shares ..................................         434                 7            1,054             561
   Distribution Fees -- B Shares ..................................          --                --               --              --
   Custodian Fees .................................................          39                 1                7              22
   Transfer Agent Shareholder Servicing Fees ......................          18                 1                7              22
   Trustees' Fees .................................................           7                --                3               9
   Transfer Agent Fees -- T Shares ................................          16                11               16              16
   Transfer Agent Fees -- A Shares ................................           6                 5                5              64
   Transfer Agent Fees -- L Shares ................................          86                 5              171              97
   Transfer Agent Fees -- B Shares ................................          --                --               --              --
   Professional Fees ..............................................          30                 2               10              34
   Printing Fees ..................................................          23                 2                8              27
   Transfer Agent Out of Pocket Fees ..............................          23                 1                9              27
   Registration Fees ..............................................          16                --               10              24
   Offering Costs .................................................          --                23               --              --
   Other Fees .....................................................          21                 1                8              30
                                                                       --------            ------          -------        --------
   Total Expenses .................................................       8,858               517            4,666           8,303
                                                                       --------            ------          -------        --------
     Less: Investment Advisory Fees Waived ........................          --               (77)              --              --
     Less: Fees Reimbursed by Distributor .........................          --                --               --              --
     Less: Distribution Fees Waived/Reimbursed -- A Shares ........          (7)               (5)              (5)            (23)
     Less: Distribution Fees Waived -- L Shares ...................         (81)               (4)             (98)            (25)
     Less: Distribution Fees Waived -- B Shares ...................          --                --               --              --
                                                                       --------            ------          -------        --------
   Net Expenses ...................................................       8,770               431            4,563           8,255
                                                                       --------            ------          -------        --------
   Net Investment Income (Loss) ...................................       2,067               (90)          (1,885)         10,571
                                                                       --------            ------          -------        --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain from Investments in Affiliated
     Investment Companies* ........................................          --                --               --              --
   Net Realized Gain on Securities Sold* ..........................      66,912             3,973           31,183          71,412
   Net Change in Unrealized Appreciation
     on Investments* ..............................................     113,873             3,104            2,584          62,760
                                                                       --------            ------          -------        --------
   Total Net Realized and Unrealized Gain on Investments ..........     180,785             7,077           33,767         134,172
                                                                       --------            ------          -------        --------
   Net Increase in Net Assets from Operations .....................    $182,852            $6,987          $31,882        $144,743
                                                                       ========            ======          =======        ========





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS OR PERIODS ENDED MAY 31,


                                                                       AGGRESSIVE GROWTH
                                                                          STOCK FUND                    BALANCED FUND
                                                                       -----------------           -----------------------
                                                                          02/23/04*-               06/01/03-     06/01/02-
                                                                           05/31/04                05/31/04      05/31/03
                                                                          ----------               ---------     ---------

Operations:
  Net Investment Income (Loss) ......................................       $   (21)               $  4,071      $  4,261
  Net Realized Gain (Loss) on Securities Sold .......................           (39)                 26,469       (22,027)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................................           389                 (17,586)       14,697
                                                                            -------                --------      --------
  Net Increase(Decrease) in Net Assets from Operations ..............           329                  12,954        (3,069)
                                                                            -------                --------      --------
Dividends to Shareholders:
  Net Investment Income:
    T Shares ........................................................            --                  (3,826)       (4,267)
    A Shares ........................................................            --                    (114)         (136)
    L Shares ........................................................            --                    (403)         (618)
                                                                            -------                --------      --------
  Total Dividends ...................................................            --                  (4,343)       (5,021)
                                                                            -------                --------      --------
Capital Transactions (1):
  T Shares:
    Proceeds from Shares Issued .....................................        20,288                  70,058        64,673
    Reinvestment of Cash Distributions ..............................            --                   3,612         4,061
    Cost of Shares Repurchased ......................................          (115)                (64,462)      (75,973)
                                                                            -------                --------      --------
  Increase (Decrease) in Net Assets From T Share Transactions .......        20,173                   9,208        (7,239)
                                                                            -------                --------      --------
  A Shares (2):
    Proceeds from Shares Issued .....................................            48                   2,139         1,079
    Reinvestment of Cash Distributions ..............................            --                     112           134
    Cost of Shares Repurchased ......................................            --                  (1,862)       (1,735)
                                                                            -------                --------      --------
  Increase (Decrease) in Net Assets From A Share Transactions .......            48                     389          (522)
                                                                            -------                --------      --------
  L Shares (2):
    Proceeds from Shares Issued .....................................            72                  18,913        16,361
    Reinvestment of Cash Distributions ..............................            --                     376           584
    Cost of Shares Repurchased ......................................            (7)                (23,445)      (22,271)
                                                                            -------                --------      --------
  Increase (Decrease) in Net Assets From L Share Transactions .......            65                  (4,156)       (5,326)
                                                                            -------                --------      --------
    Increase (Decrease) in Net Assets From Share Transactions .......        20,286                   5,441       (13,087)
                                                                            -------                --------      --------
      Total Increase (Decrease) in Net Assets .......................        20,615                  14,052       (21,177)
                                                                            -------                --------      --------
Net Assets:
    Beginning of Period .............................................            --                 304,327       325,504
                                                                            -------                --------      --------
    End of Period ...................................................       $20,615                $318,379      $304,327
                                                                            =======                ========      ========
Undistributed Net Investment Income (Accumulated Net Investment Loss)       $    (5)               $    893      $    863
                                                                            =======                ========      ========

  * Commencement of Operations.
(1) See Note 5 in Notes to Financial Statements for additional information.
(2) A Shares were offered beginning on October 27, 2003 for the Information and Technology Fund. L Shares were offered beginning on February 27, 2004 for the Emerging Growth Stock Fund.
Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------



                                                                                      CAPITAL                     EMERGING GROWTH
                                                                                  APPRECIATION FUND                 STOCK FUND
                                                                              --------------------------       ---------------------
                                                                              06/01/03-        06/01/02-            02/23/04*-
                                                                              05/31/04         05/31/03              05/31/04
                                                                              ---------        ---------            ----------

Operations:
  Net Investment Income (Loss) ......................................       $   (5,705)      $   (5,958)              $   (24)
  Net Realized Gain (Loss) on Securities Sold .......................          240,042         (191,580)                 (178)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................................          (77,211)          47,666                   (39)
                                                                            ----------       ----------               -------
  Net Increase(Decrease) in Net Assets from Operations ..............          157,126         (149,872)                 (241)
                                                                            ----------       ----------               -------
Dividends to Shareholders:
  Net Investment Income:
    T Shares ........................................................               --               --                    --
    A Shares ........................................................               --               --                    --
    L Shares ........................................................               --               --                    --
                                                                            ----------       ----------               -------
  Total Dividends ...................................................               --               --                    --
                                                                            ----------       ----------               -------
Capital Transactions (1):
  T Shares:
    Proceeds from Shares Issued .....................................          279,768          243,462                13,349
    Reinvestment of Cash Distributions ..............................               --               --                    --
    Cost of Shares Repurchased ......................................         (253,060)        (237,698)                 (221)
                                                                            ----------       ----------               -------
  Increase (Decrease) in Net Assets From T Share Transactions .......           26,708            5,764                13,128
                                                                            ----------       ----------               -------
  A Shares (2):
    Proceeds from Shares Issued .....................................           15,738           23,224                    40
    Reinvestment of Cash Distributions ..............................               --               --                    --
    Cost of Shares Repurchased ......................................          (26,645)         (27,320)                   --
                                                                            ----------       ----------               -------
  Increase (Decrease) in Net Assets From A Share Transactions .......          (10,907)          (4,096)                   40
                                                                            ----------       ----------               -------
  L Shares (2):
    Proceeds from Shares Issued .....................................           21,720           22,663                    44
    Reinvestment of Cash Distributions ..............................               --               --                    --
    Cost of Shares Repurchased ......................................          (26,198)         (26,440)                   (7)
                                                                            ----------       ----------               -------
  Increase (Decrease) in Net Assets From L Share Transactions .......           (4,478)          (3,777)                   37
                                                                            ----------       ----------               -------
    Increase (Decrease) in Net Assets From Share Transactions .......           11,323           (2,109)               13,205
                                                                            ----------       ----------               -------
      Total Increase (Decrease) in Net Assets .......................          168,449         (151,981)               12,964
                                                                            ----------       ----------               -------
Net Assets:
    Beginning of Period .............................................        1,326,542        1,478,523                    --
                                                                            ----------       ----------               -------
    End of Period ...................................................       $1,494,991       $1,326,542               $12,964
                                                                            ==========       ==========               =======
Undistributed Net Investment Income (Accumulated Net Investment Loss)       $       --       $       --               $    (6)
                                                                            ==========       ==========               =======







                                                                                    GROWTH AND            INFORMATION AND TECHNOLOGY
                                                                                   INCOME FUND                       FUND
                                                                             ----------------------       --------------------------
                                                                             06/01/03-    06/01/02-        06/01/03-     06/01/02-
                                                                              05/31/04     05/31/03         05/31/04      05/31/03
                                                                             ---------    ---------        ---------     ---------

Operations:
  Net Investment Income (Loss) ......................................        $   7,823    $   6,620          $   (233)    $   (221)
  Net Realized Gain (Loss) on Securities Sold .......................           54,492      (81,525)            4,946      (15,209)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..................................................           99,001      (26,671)             (901)       4,224
                                                                             ---------    ---------          --------     --------
  Net Increase(Decrease) in Net Assets from Operations ..............          161,316     (101,576)            3,812      (11,206)
                                                                             ---------    ---------          --------     --------
Dividends to Shareholders:
  Net Investment Income:
    T Shares ........................................................           (6,962)      (6,291)               --           --
    A Shares ........................................................             (336)        (270)               --           --
    L Shares ........................................................             (163)        (125)               --           --
                                                                             ---------    ---------          --------     --------
  Total Dividends ...................................................           (7,461)      (6,686)               --           --
                                                                             ---------    ---------          --------     --------
Capital Transactions (1):
  T Shares:
    Proceeds from Shares Issued .....................................          187,428       97,378             5,911        3,953
    Reinvestment of Cash Distributions ..............................            2,566        2,307                --           --
    Cost of Shares Repurchased ......................................         (136,004)    (200,850)          (10,357)     (15,842)
                                                                             ---------    ---------          --------     --------
  Increase (Decrease) in Net Assets From T Share Transactions .......           53,990     (101,165)           (4,446)     (11,889)
                                                                             ---------    ---------          --------     --------
  A Shares (2):
    Proceeds from Shares Issued .....................................           11,177       12,024                28           --
    Reinvestment of Cash Distributions ..............................              304          247                --           --
    Cost of Shares Repurchased ......................................           (9,607)      (8,883)              (26)          --
                                                                             ---------    ---------          --------     --------
  Increase (Decrease) in Net Assets From A Share Transactions .......            1,874        3,388                 2           --
                                                                             ---------    ---------          --------     --------
  L Shares (2):
    Proceeds from Shares Issued .....................................           29,013       16,261             1,309          823
    Reinvestment of Cash Distributions ..............................              154          119                --           --
    Cost of Shares Repurchased ......................................          (21,942)     (24,930)           (1,860)      (2,373)
                                                                             ---------    ---------          --------     --------
  Increase (Decrease) in Net Assets From L Share Transactions .......            7,225       (8,550)             (551)      (1,550)
                                                                             ---------    ---------          --------     --------
    Increase (Decrease) in Net Assets From Share Transactions .......           63,089     (106,327)           (4,995)     (13,439)
                                                                             ---------    ---------          --------     --------
      Total Increase (Decrease) in Net Assets .......................          216,944     (214,589)           (1,183)     (24,645)
                                                                             ---------    ---------          --------     --------
Net Assets:
    Beginning of Period .............................................          709,428      924,017            18,274       42,919
                                                                             ---------    ---------          --------     --------
    End of Period ...................................................        $ 926,372    $ 709,428          $ 17,091     $ 18,274
                                                                             =========    =========          ========     ========
Undistributed Net Investment Income (Accumulated Net Investment Loss)        $   1,551    $   1,189          $     --     $     --
                                                                             =========    =========          ========     ========






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,


                                                                         INTERNATIONAL EQUITY            INTERNATIONAL EQUITY
                                                                                 FUND                         INDEX FUND
                                                                       -----------------------         -----------------------
                                                                       06/01/03-     06/01/02-         06/01/03-     06/01/02-
                                                                       05/31/04      05/31/03          05/31/04      05/31/03
                                                                       ---------     ---------         ---------     ---------

Operations:
  Net Investment Income* ............................................   $  2,690    $   1,679          $  4,350      $  3,085
  Capital Gain Received from Investments in
    Affiliated Investment Companies* ................................         --           --                --            --
  Net Realized Gain (Loss) on Securities Sold* ......................     12,338      (44,637)            3,091       (16,811)
  Net Realized Gain on Foreign Currency Transactions ................        334          746               480           484
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency .............................       (192)         241               (40)           62
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments* .................................................     42,284          740            82,047       (26,241)
                                                                        --------    ---------          --------      --------
  Net Increase (Decrease) in Net Assets from Operations .............     57,454      (41,231)           89,928       (39,421)
                                                                        --------    ---------          --------      --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares ........................................................     (3,390)      (1,433)           (3,907)       (1,078)
    A Shares ........................................................        (74)         (19)             (153)           (4)
    L Shares ........................................................        (45)                           (22)
    B Shares ........................................................         --           --                --            --
  Return of Capital:
    T Shares ........................................................         --           --                --            --
                                                                        --------    ---------          --------      --------
  Total Dividends and Distributions .................................     (3,509)      (1,452)           (4,082)       (1,082)
                                                                        --------    ---------          --------      --------
Capital Transactions (1):
  T Shares (2):
    Proceeds from Shares Issued .....................................    144,029       86,628            83,517        62,225
    Reinvestment of Cash Distributions ..............................      1,379          611             3,067           835
    Cost of Shares Repurchased ......................................    (54,870)    (108,037)          (64,875)      (62,128)
                                                                        --------    ---------          --------      --------
  Increase (Decrease) in Net Assets from T Share Transactions .......     90,538      (20,798)           21,709           932
                                                                        --------    ---------          --------      --------
  A Shares (2):
    Proceeds from Shares Issued .....................................     16,666       14,843            22,245        21,764
    Reinvestment of Cash Distributions ..............................         67           18               147             4
    Cost of Shares Repurchased ......................................    (17,896)     (13,138)          (21,325)      (15,195)
                                                                        --------    ---------          --------      --------
  Increase (Decrease) in Net Assets from A Share Transactions .......     (1,163)       1,723             1,067         6,573
                                                                        --------    ---------          --------      --------
  L Shares:
    Proceeds from Shares Issued .....................................      1,875        6,250             2,143         4,554
    Reinvestment of Cash Distributions ..............................         43           --                20            --
    Cost of Shares Repurchased ......................................     (1,523)      (6,195)           (1,117)       (4,487)
                                                                        --------    ---------          --------      --------
  Increase in Net Assets from L Share Transactions ..................        395           55             1,046            67
                                                                        --------    ---------          --------      --------
  B Shares (2):
    Proceeds from Shares Issued .....................................         --           --                --            --
    Reinvestment of Cash Distributions ..............................         --           --                --            --
    Cost of Shares Repurchased ......................................         --           --                --            --
                                                                        --------    ---------          --------      --------
  Increase in Net Assets from B Share Transactions ..................         --           --                --            --
                                                                        --------    ---------          --------      --------
    Increase (Decrease) in Net Assets from Share Transactions .......     89,770      (19,020)           23,822         7,572
                                                                        --------    ---------          --------      --------
      Total Increase (Decrease) in Net Assets .......................    143,715      (61,703)          109,668       (32,931)
                                                                        --------    ---------          --------      --------
Net Assets:
      Beginning of Year .............................................    203,127      264,830           261,740       294,671
                                                                        --------    ---------          --------      --------
      End of Year ...................................................   $346,842    $ 203,127          $371,408      $261,740
                                                                        ========    =========          ========      ========
Undistributed Net Investment Income .................................   $  2,377    $   2,222          $  3,035      $  2,287
                                                                        ========    =========          ========      ========

  * Net investment income, capital gains received from investments in affiliated investment companies, net realized gain
    (loss) on securities sold and net change in unrealized appreciation (depreciation) on investments and for the Life Vision
    Funds are attributable to the underlying investments in affiliated investment companies.
 ** Commencement of Operations.
(1) See Note 5 in Notes to Financial Statements for additional information.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,


                                                                              LIFE VISION                         LIFE VISION
                                                                        AGGRESSIVE GROWTH FUND                  CONSERVATIVE FUND
                                                                       ------------------------              ----------------------
                                                                       06/01/03-       06/01/02-             06/01/03-  03/11/03**-
                                                                       05/31/04        05/31/03              05/31/04     05/31/03
                                                                       ---------       ---------              --------   ----------

Operations:
  Net Investment Income* ............................................   $   124         $    89                $   61         $  1
  Capital Gain Received from Investments in
    Affiliated Investment Companies* ................................        --              30                     1           --
  Net Realized Gain (Loss) on Securities Sold* ......................       325          (1,580)                    9           --
  Net Realized Gain on Foreign Currency Transactions ................        --              --                    --           --
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency .............................        --              --                    --           --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments* .................................................     6,169          (1,995)                   95           18
                                                                        -------         -------                ------         ----
  Net Increase (Decrease) in Net Assets from Operations .............     6,618          (3,456)                  166           19
                                                                        -------         -------                ------         ----
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares ........................................................      (120)            (92)                   --           --
    A Shares ........................................................        --              --                    (3)          --
    L Shares ........................................................        --                                    --
    B Shares ........................................................        (4)             --                   (47)          --
  Return of Capital:
    T Shares ........................................................       (12)             --                    --           --
                                                                        -------         -------                ------         ----
  Total Dividends and Distributions .................................      (136)            (92)                  (50)          --
                                                                        -------         -------                ------         ----
Capital Transactions (1):
  T Shares (2):
    Proceeds from Shares Issued .....................................     8,576           5,003                    30           --
    Reinvestment of Cash Distributions ..............................       132              91                    --           --
    Cost of Shares Repurchased ......................................    (4,939)         (7,185)                   --           --
                                                                        -------         -------                ------         ----
  Increase (Decrease) in Net Assets from T Share Transactions .......     3,769          (2,091)                   30           --
                                                                        -------         -------                ------         ----
  A Shares (2):
    Proceeds from Shares Issued .....................................       858              --                   485           --
    Reinvestment of Cash Distributions ..............................        --              --                     2           --
    Cost of Shares Repurchased ......................................        --              --                   (10)          --
                                                                        -------         -------                ------         ----
  Increase (Decrease) in Net Assets from A Share Transactions .......       858              --                   477           --
                                                                        -------         -------                ------         ----
  L Shares:
    Proceeds from Shares Issued .....................................        --              --                    --           --
    Reinvestment of Cash Distributions ..............................        --              --                    --           --
    Cost of Shares Repurchased ......................................        --              --                    --           --
                                                                        -------         -------                ------         ----
  Increase in Net Assets from L Share Transactions ..................        --              --                    --           --
                                                                        -------         -------                ------         ----
  B Shares (2):
    Proceeds from Shares Issued .....................................     3,147             975                 4,680          811
    Reinvestment of Cash Distributions ..............................         4              --                    40           --
    Cost of Shares Repurchased ......................................      (291)             (1)                 (627)         (30)
                                                                        -------         -------                ------         ----
  Increase in Net Assets from B Share Transactions ..................     2,860             974                 4,093          781
                                                                        -------         -------                ------         ----
    Increase (Decrease) in Net Assets from Share Transactions .......     7,487          (1,117)                4,600          781
                                                                        -------         -------                ------         ----
      Total Increase (Decrease) in Net Assets .......................    13,969          (4,665)                4,716          800
                                                                        -------         -------                ------         ----
Net Assets:
      Beginning of Year .............................................    29,733          34,398                   800           --
                                                                        -------         -------                ------         ----
      End of Year ...................................................   $43,702         $29,733                $5,516         $800
                                                                        =======         =======                ======         ====

Undistributed Net Investment Income .................................   $    --         $    --                $   12         $  1
                                                                        =======         =======                ======         ====






                                                                             LIFE VISION                           LIFE VISION
                                                                       GROWTH AND INCOME FUND                 MODERATE GROWTH FUND
                                                                       ----------------------                 ---------------------
                                                                       06/01/03-     06/01/02-                06/01/03-    06/01/02-
                                                                       05/31/04      05/31/03                 05/31/04     05/31/03
                                                                       ---------     ---------                ---------    ---------

Operations:
  Net Investment Income* ............................................  $  1,051      $    928                 $  1,907     $  1,614
  Capital Gain Received from Investments in
    Affiliated Investment Companies* ................................         8            73                       12           91
  Net Realized Gain (Loss) on Securities Sold* ......................     2,565        (4,254)                   2,529       (1,615)
  Net Realized Gain on Foreign Currency Transactions ................        --            --                       --           --
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency .............................        --            --                       --           --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments* .................................................     8,207        (1,727)                   9,804       (1,207)
                                                                       --------      --------                 --------     --------
  Net Increase (Decrease) in Net Assets from Operations .............    11,831        (4,980)                  14,252       (1,117)
                                                                       --------      --------                 --------     --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares ........................................................      (972)         (931)                  (1,737)      (1,621)
    A Shares ........................................................        (5)           --                      (19)          --
    L Shares ........................................................        --                                     --
    B Shares ........................................................       (58)           --                      (90)          (1)
  Return of Capital:
    T Shares ........................................................        --            --                       --           --
                                                                       --------      --------                 --------     --------
  Total Dividends and Distributions .................................    (1,035)         (931)                  (1,846)      (1,622)
                                                                       --------      --------                 --------     --------
Capital Transactions (1):
  T Shares (2):
    Proceeds from Shares Issued .....................................    22,469        19,612                   45,870       34,474
    Reinvestment of Cash Distributions ..............................       971           927                    1,730        1,615
    Cost of Shares Repurchased ......................................   (17,771)      (32,451)                 (31,191)     (28,076)
                                                                       --------      --------                 --------     --------
  Increase (Decrease) in Net Assets from T Share Transactions .......     5,669       (11,912)                  16,409        8,013
                                                                       --------      --------                 --------     --------
  A Shares (2):
    Proceeds from Shares Issued .....................................     1,432            --                    4,397           --
    Reinvestment of Cash Distributions ..............................         5            --                       18           --
    Cost of Shares Repurchased ......................................       (24)           --                     (898)          --
                                                                       --------      --------                 --------     --------
  Increase (Decrease) in Net Assets from A Share Transactions .......     1,413            --                    3,517           --
                                                                       --------      --------                 --------     --------
  L Shares:
    Proceeds from Shares Issued .....................................        --            --                       --           --
    Reinvestment of Cash Distributions ..............................        --            --                       --           --
    Cost of Shares Repurchased ......................................        --            --                       --           --
                                                                       --------      --------                 --------     --------
  Increase in Net Assets from L Share Transactions ..................        --            --                       --           --
                                                                       --------      --------                 --------     --------
  B Shares (2):
    Proceeds from Shares Issued .....................................    10,738         1,896                   10,808        2,605
    Reinvestment of Cash Distributions ..............................        54            --                       87            1
    Cost of Shares Repurchased ......................................      (567)           (2)                  (1,204)         (59)
                                                                       --------      --------                 --------     --------
  Increase in Net Assets from B Share Transactions ..................    10,225         1,894                    9,691        2,547
                                                                       --------      --------                 --------     --------
    Increase (Decrease) in Net Assets from Share Transactions .......    17,307       (10,018)                  29,617       10,560
                                                                       --------      --------                 --------     --------
      Total Increase (Decrease) in Net Assets .......................    28,103       (15,929)                  42,023        7,821
                                                                       --------      --------                 --------     --------
Net Assets:
      Beginning of Year .............................................    61,466        77,395                   96,413       88,592
                                                                       --------      --------                 --------     --------
      End of Year ...................................................  $ 89,569      $ 61,466                 $138,436     $ 96,413
                                                                       ========      ========                 ========     ========

Undistributed Net Investment Income .................................  $    133      $    117                 $    340     $    279
                                                                       ========      ========                 ========     ========

(2) T Shares were offered beginning on November 6, 2003 for the Life Vision Conservative Fund. A Shares were offered beginning on
    October 16, 2003, November 11, 2003, November 5, 2003 and October 10, 2003 for the Life Vision Aggressive Growth Fund, the Life
    Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund, respectively. B
    Shares were offered beginning on March 11, 2003 for the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund,
    the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS OR PERIODS ENDED MAY 31,


                                                                              MID-CAP                          MID-CAP
                                                                              EQUITY                         VALUE EQUITY
                                                                               FUND                              FUND
                                                                       ---------------------             ---------------------
                                                                       06/01/03-    06/01/02-            06/01/03-   06/01/02-
                                                                       05/31/04     05/31/03             05/31/04    05/31/03
                                                                       ---------   ----------            ---------   ---------
Operations:
  Net Investment Income (Loss) ......................................  $    999    $    (612)            $    669    $    659
  Net Realized Gain (Loss) on Securities Sold .......................    22,721      (17,032)              18,863     (36,016)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ...................................     6,629       (6,819)              12,849         724
                                                                       --------    ---------             --------    --------
  Net Increase (Decrease) in Net Assets
    from Operations .................................................    30,349      (24,463)              32,381     (34,633)
                                                                       --------    ---------             --------    --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares ........................................................      (869)          --                 (653)       (552)
    A Shares ........................................................       (41)          --                   --          --
    L Shares ........................................................       (12)          --                   (1)         (4)
  Capital Gains:
    T Shares ........................................................        --           --                   --      (2,137)
    A Shares ........................................................        --           --                   --          --
    L Shares ........................................................        --           --                   --        (108)
                                                                       --------    ---------             --------    --------
  Total Dividends and Distributions .................................      (922)          --                 (654)     (2,801)
                                                                       --------    ---------             --------    --------
Capital Transactions (1):
  T Shares:
    Proceeds from Shares Issued .....................................    82,329      126,939               49,725      42,357
    Reinvestment of Cash Distributions ..............................       360           --                  224       1,307
    Redemption Fees .................................................        --           83                   --          --
    Cost of Shares Repurchased ......................................   (48,540)    (159,005)             (32,636)    (82,431)
                                                                       --------    ---------             --------    --------
  Increase (Decrease) in Net Assets From
    T Share Transactions ............................................    34,149      (31,983)              17,313     (38,767)
                                                                       --------    ---------             --------    --------
  A Shares (2):
    Proceeds from Shares Issued .....................................     6,855        4,798                  781          --
    Reinvestment of Cash Distributions ..............................        39           --                   --          --
    Cost of Shares Repurchased ......................................    (4,089)      (2,409)                (195)         --
                                                                       --------    ---------             --------    --------
  Increase (Decrease) in Net Assets From
    A Share Transactions ............................................     2,805        2,389                  586          --
                                                                       --------    ---------             --------    --------
  L Shares (2):
    Proceeds from Shares Issued .....................................     6,138        3,460                3,478       3,348
    Reinvestment of Cash Distributions ..............................        11           --                    1          98
    Cost of Shares Repurchased ......................................    (4,521)      (3,677)              (3,028)     (1,971)
                                                                       --------    ---------             --------    --------
  Increase (Decrease) in Net Assets From
    L Share Transactions ............................................     1,628         (217)                 451       1,475
                                                                       --------    ---------             --------    --------
    Increase (Decrease) in Net Assets From
      Share Transactions ............................................    38,582      (29,811)              18,350     (37,292)
                                                                       --------    ---------             --------    --------
      Total Increase (Decrease) in Net Assets .......................    68,009      (54,274)              50,077     (74,726)
                                                                       --------    ---------             --------    --------
Net Assets:
      Beginning of Period ...........................................   142,242      196,516              105,598     180,324
                                                                       --------    ---------             --------    --------
      End of Period .................................................  $210,251    $ 142,242             $155,675    $105,598
                                                                       ========    =========             ========    ========
Undistributed Net Investment Income
    (Accumulated Net Investment Loss) ...............................  $     77    $      --             $    142    $    127
                                                                       ========    =========             ========    ========

  * Commencement of Operations.
(1) See Note 5 in Notes to Financial Statements for additional information.
(2) A Shares were offered beginning on October 27, 2003, October 9, 2003, October 8, 2003 and October 14, 2003 for the Mid-Cap
    Value Equity Fund, the Small Cap Value Equity Fund, the Strategic Quantitative Equity Fund and the Tax Sensitive Growth
    Stock Fund, respectively. L Shares were offered beginning on October 13, 2003 for the Strategic Quantitative Equity Fund.
Amounts designated as "--" are either $0 or have been rounded to $0.

114

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS OR PERIODS ENDED MAY 31,


                                                                            SMALL CAP
                                                                              GROWTH                       SMALL CAP VALUE
                                                                            STOCK FUND                       EQUITY FUND
                                                                      ----------------------            ---------------------
                                                                       06/01/03-    06/01/02-            06/01/03-   06/01/02-
                                                                       05/31/04     05/31/03             05/31/04    05/31/03

Operations:
  Net Investment Income (Loss) ...................................... $  (7,285)   $  (4,842)           $   2,067   $   3,018
  Net Realized Gain (Loss) on Securities Sold .......................   145,086      (73,786)              66,912      20,540
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ...................................    80,171       14,238              113,873     (63,220)
                                                                      ---------    ---------            ---------   ---------
  Net Increase (Decrease) in Net Assets
    from Operations .................................................   217,972      (64,390)             182,852     (39,662)
                                                                      ---------    ---------            ---------   ---------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares ........................................................        --           --               (2,433)     (2,605)
    A Shares ........................................................        --           --                   --          --
    L Shares ........................................................        --           --                   (5)         --
  Capital Gains:
    T Shares ........................................................        --       (8,364)                  --          --
    A Shares ........................................................        --         (313)                  --          --
    L Shares ........................................................        --         (427)                  --          --
                                                                      ---------    ---------            ---------   ---------
  Total Dividends and Distributions .................................        --       (9,104)              (2,438)     (2,605)
                                                                      ---------    ---------            ---------   ---------
Capital Transactions (1):
  T Shares:
    Proceeds from Shares Issued .....................................   208,034      138,559              194,843     119,973
    Reinvestment of Cash Distributions ..............................        --        6,573                1,303       1,424
    Redemption Fees .................................................        --           --                   --          --
    Cost of Shares Repurchased ......................................  (187,311)    (104,086)            (200,738)   (176,975)
                                                                      ---------    ---------            ---------   ---------
  Increase (Decrease) in Net Assets From
    T Share Transactions ............................................    20,723       41,046               (4,592)    (55,578)
                                                                      ---------    ---------            ---------   ---------
  A Shares (2):
    Proceeds from Shares Issued .....................................    18,285        7,284                5,183          --
    Reinvestment of Cash Distributions ..............................        --          296                   --          --
    Cost of Shares Repurchased ......................................    (7,136)      (7,682)              (1,130)         --
                                                                      ---------    ---------            ---------   ---------
  Increase (Decrease) in Net Assets From
    A Share Transactions ............................................    11,149          (102)              4,053          --
                                                                      ---------    ---------            ---------   ---------
  L Shares (2):
    Proceeds from Shares Issued .....................................    14,012        6,509               11,644      13,859
    Reinvestment of Cash Distributions ..............................        --          414                    5          --
    Cost of Shares Repurchased ......................................    (8,464)      (6,817)             (11,209)    (10,389)
                                                                      ---------    ---------            ---------   ---------
  Increase (Decrease) in Net Assets From
    L Share Transactions ............................................     5,548          106                  440       3,470
                                                                      ---------    ---------            ---------   ---------
    Increase (Decrease) in Net Assets From
      Share Transactions ............................................    37,420       41,050                  (99)    (52,108)
                                                                      ---------    ---------            ---------   ---------
      Total Increase (Decrease) in Net Assets .......................   255,392      (32,444)             180,315     (94,375)
                                                                      ---------    ---------            ---------   ---------
Net Assets:
      Beginning of Period ...........................................   615,202      647,646              552,532     646,907
                                                                      ---------    ---------            ---------   ---------
      End of Period ................................................. $ 870,594    $ 615,202            $ 732,847   $ 552,532
                                                                      =========    =========            =========   =========
Undistributed Net Investment Income
    (Accumulated Net Investment Loss) ............................... $      --    $     208            $   1,083   $   1,454
                                                                      =========    =========            =========   =========






                                                    STRATEGIC                   TAX SENSITIVE
                                                  QUANTITATIVE                      GROWTH                       VALUE INCOME
                                                   EQUITY FUND                    STOCK FUND                      STOCK FUND
                                                   ------------             -----------------------         -----------------------
                                                   08/07/03*-               06/01/03-     06/01/02-         06/01/03-     06/01/02-
                                                    05/31/04                05/31/04      05/31/03          05/31/04      05/31/03
                                                   ----------               ---------     ---------         ---------     ---------
Operations:
  Net Investment Income (Loss) ...................   $   (90)              $  (1,885)    $  (1,308)        $  10,571     $  11,079
  Net Realized Gain (Loss) on Securities Sold ....     3,973                  31,183       (64,791)           71,412       (77,218)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ................     3,104                   2,584        16,858            62,760       (14,271)
                                                     -------               ---------     ---------         ---------     ---------
  Net Increase (Decrease) in Net Assets
    from Operations ..............................     6,987                  31,882       (49,241)          144,743       (80,410)
                                                     -------               ---------     ---------         ---------     ---------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares .....................................        --                      --            --            (9,766)       (9,401)
    A Shares .....................................        --                      --            --              (744)         (735)
    L Shares .....................................        --                      --            --              (212)         (189)
  Capital Gains:
    T Shares .....................................      (972)                     --            --                --            --
    A Shares .....................................        (1)                     --            --                --            --
    L Shares .....................................       (21)                     --            --                --            --
                                                     -------               ---------     ---------         ---------     ---------
  Total Dividends and Distributions ..............      (994)                     --            --           (10,722)      (10,325)
                                                     -------               ---------     ---------         ---------     ---------
Capital Transactions (1):
  T Shares:
    Proceeds from Shares Issued ..................    63,691                  10,614        79,785           117,907       189,197
    Reinvestment of Cash Distributions ...........       655                      --            --             7,527         7,198
    Redemption Fees ..............................        --                      --            --                --            --
    Cost of Shares Repurchased ...................    (3,492)                (84,727)      (97,881)         (204,589)     (126,339)
                                                     -------               ---------     ---------         ---------     ---------
  Increase (Decrease) in Net Assets From
    T Share Transactions .........................    60,854                 (74,113)      (18,096)          (79,155)       70,056
                                                     -------               ---------     ---------         ---------     ---------
  A Shares (2):
    Proceeds from Shares Issued ..................       156                     664            --             8,238        10,612
    Reinvestment of Cash Distributions ...........         1                      --            --               704           705
    Cost of Shares Repurchased ...................        (3)                   (318)           --           (12,649)      (12,542)
                                                     -------               ---------     ---------         ---------     ---------
  Increase (Decrease) in Net Assets From
    A Share Transactions .........................       154                     346            --            (3,707)       (1,225)
                                                     -------               ---------     ---------         ---------     ---------
  L Shares (2):
    Proceeds from Shares Issued ..................     1,627                   4,890         7,888            11,995         8,232
    Reinvestment of Cash Distributions ...........        19                      --            --               201           181
    Cost of Shares Repurchased ...................      (107)                (33,456)      (44,717)          (12,967)      (11,412)
                                                     -------               ---------     ---------         ---------     ---------
  Increase (Decrease) in Net Assets From
    L Share Transactions .........................     1,539                 (28,566)      (36,829)             (771)       (2,999)
                                                     -------               ---------     ---------         ---------     ---------
    Increase (Decrease) in Net Assets From
      Share Transactions .........................    62,547                (102,333)      (54,925)          (83,633)       65,832
                                                     -------               ---------     ---------         ---------     ---------
      Total Increase (Decrease) in Net Assets ....    68,540                 (70,451)     (104,166)           50,388       (24,903)
                                                     -------               ---------     ---------         ---------     ---------
Net Assets:
      Beginning of Period ........................        --                 308,514       412,680           796,200       821,103
                                                     -------               ---------     ---------         ---------     ---------
      End of Period ..............................   $68,540               $ 238,063     $ 308,514         $ 846,588     $ 796,200
                                                     =======               =========     =========         =========     =========
Undistributed Net Investment Income
    (Accumulated Net Investment Loss) ............   $   (18)              $  (1,149)    $    (835)        $   2,012     $   2,163
                                                     =======               =========     =========         =========     =========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                            NET ASSET                   NET REALIZED AND                   DIVIDENDS                      TOTAL
                              VALUE,         NET        UNREALIZED GAINS      TOTAL        FROM NET    DISTRIBUTIONS    DIVIDENDS
                            BEGINNING     INVESTMENT       (LOSSES)           FROM        INVESTMENT   FROM REALIZED       AND
                            OF PERIOD    INCOME (LOSS)   ON INVESTMENTS     OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
                            ---------    -------------  ----------------    ----------    ----------   --------------  -------------
AGGRESSIVE GROWTH STOCK FUND
T Shares
           2004(1)           $10.00        $(0.02)(2)       $ 0.02(2)        $   --         $   --        $   --          $   --
A Shares
           2004(1)           $10.00        $(0.03)(2)       $ 0.02(2)        $(0.01)        $   --        $   --          $   --
L Shares
           2004(1)           $10.00        $(0.04)(2)       $ 0.01(2)        $(0.03)        $   --        $   --          $   --

BALANCED FUND
T Shares
           2004              $11.92        $ 0.18(2)        $ 0.32(2)        $ 0.50         $(0.19)       $   --          $(0.19)
           2003               12.18          0.20            (0.23)           (0.03)         (0.23)           --           (0.23)
           2002               13.18          0.23            (0.65)           (0.42)         (0.24)        (0.34)          (0.58)
           2001               13.37          0.30             0.12             0.42          (0.31)        (0.30)          (0.61)
           2000               13.26          0.32             0.33             0.65          (0.30)        (0.24)          (0.54)
A Shares
           2004              $11.97        $ 0.14(2)        $ 0.33(2)        $ 0.47         $(0.16)       $   --          $(0.16)
           2003               12.24          0.16            (0.24)           (0.08)         (0.19)           --           (0.19)
           2002               13.24          0.18            (0.64)           (0.46)         (0.20)        (0.34)          (0.54)
           2001               13.43          0.27             0.11             0.38          (0.27)        (0.30)          (0.57)
           2000               13.32          0.29             0.31             0.60          (0.25)        (0.24)          (0.49)
L Shares
           2004              $11.82        $ 0.05(2)        $ 0.32(2)        $ 0.37         $(0.07)       $   --          $(0.07)
           2003               12.07          0.08            (0.22)           (0.14)         (0.11)           --           (0.11)
           2002               13.07          0.10            (0.65)           (0.55)         (0.11)        (0.34)          (0.45)
           2001               13.27          0.16             0.11             0.27          (0.17)        (0.30)          (0.47)
           2000               13.17          0.17             0.33             0.50          (0.16)        (0.24)          (0.40)

CAPITAL APPRECIATION FUND
T Shares
           2004              $11.02        $(0.03)(2)       $ 1.34(2)        $ 1.31         $   --        $   --          $   --
           2003               12.24         (0.03)(2)        (1.19)(2)        (1.22)            --            --              --
           2002               13.89            --            (1.53)           (1.53)            --         (0.12)          (0.12)
           2001               17.12         (0.05)           (0.38)           (0.43)            --         (2.80)          (2.80)
           2000               16.62          0.02             1.40             1.42             --         (0.92)          (0.92)
A Shares
           2004              $10.63        $(0.10)(2)       $ 1.29(2)        $ 1.19         $   --        $   --          $   --
           2003               11.89         (0.10)(2)        (1.16)(2)        (1.26)            --            --              --
           2002               13.59         (0.10)           (1.48)           (1.58)            --         (0.12)          (0.12)
           2001               16.91         (0.14)           (0.38)           (0.52)            --         (2.80)          (2.80)
           2000               16.53         (0.11)            1.41             1.30             --         (0.92)          (0.92)
L Shares
           2004              $10.15        $(0.15)(2)       $ 1.22(2)        $ 1.07         $   --        $   --          $   --
           2003               11.40         (0.14)(2)        (1.11)(2)        (1.25)            --            --              --
           2002               13.09         (0.06)           (1.51)           (1.57)            --         (0.12)          (0.12)
           2001               16.45         (0.16)           (0.40)           (0.56)            --         (2.80)          (2.80)
           2000               16.18         (0.24)            1.43             1.19             --         (0.92)          (0.92)

EMERGING GROWTH STOCK FUND
T Shares
           2004(1)           $10.00        $(0.03)(2)       $(0.37)(2)       $(0.40)        $   --        $   --          $   --
A Shares
           2004(1)           $10.00        $(0.04)(2)       $(0.37)(2)       $(0.41)        $   --        $   --          $   --
L Shares
           2004(3)           $10.14        $(0.05)(2)       $(0.51)(2)       $(0.56)        $   --        $   --          $   --

  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Commenced operations on February 23, 2004. All ratios for the period have been annualized.
(2) Per share data calculated using average shares outstanding method.
(3) Commenced operations on February 27, 2004. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------



                                                                                                RATIO OF
                             NET ASSET                 NET ASSETS,         RATIO OF          NET INVESTMENT
                            VALUE, END      TOTAL        END OF         NET EXPENSES TO     INCOME (LOSS) TO
                             OF PERIOD     RETURN+    PERIOD (000)    AVERAGE NET ASSETS   AVERAGE NET ASSETS
                            ----------     -------    ------------    ------------------   ------------------
AGGRESSIVE GROWTH STOCK FUND
T Shares
           2004(1)            $10.00          --%      $   20,501            1.22%                (0.74)%
A Shares
           2004(1)            $ 9.99       (0.10)%     $       49            1.65%                (1.25)%
L Shares
           2004(1)            $ 9.97       (0.30)%     $       65            2.10%                (1.69)%

BALANCED FUND
T Shares
           2004               $12.23        4.24%      $  244,042            1.02%                 1.50%
           2003                11.92       (0.14)         228,475            1.02                  1.74
           2002                12.18       (3.29)         241,604            1.02                  1.78
           2001                13.18        3.24          209,316            1.01                  2.24
           2000                13.37        5.02          223,634            0.97                  2.39
A Shares
           2004               $12.28        3.91%      $    8,902            1.34%                 1.18%
           2003                11.97       (0.54)           8,285            1.33                  1.43
           2002                12.24       (3.57)           9,020            1.33                  1.46
           2001                13.24        2.91            7,834            1.32                  1.93
           2000                13.43        4.66            9,627            1.27                  2.07
L Shares
           2004               $12.12        3.12%      $   65,435            2.09%                 0.42%
           2003                11.82       (1.15)          67,567            2.09                  0.67
           2002                12.07       (4.33)          74,880            2.09                  0.71
           2001                13.07        2.11           67,824            2.07                  1.18
           2000                13.27        3.88           64,322            2.03                  1.33

CAPITAL APPRECIATION FUND
T Shares
           2004               $12.33       11.89%      $1,248,636            1.23%                (0.25)%
           2003                11.02       (9.97)       1,090,549            1.22                 (0.32)
           2002                12.24      (11.06)       1,204,445            1.22                 (0.54)
           2001                13.89       (3.74)       1,177,933            1.21                 (0.29)
           2000                17.12        8.98        1,296,927            1.17                  0.10
A Shares
           2004               $11.82       11.19%      $  145,883            1.88%                (0.91)%
           2003                10.63      (10.60)         141,488            1.88                 (0.98)
           2002                11.89      (11.68)         163,155            1.88                 (1.20)
           2001                13.59       (4.38)         202,548            1.86                 (0.94)
           2000                16.91        8.29          251,421            1.82                 (0.55)
L Shares
           2004               $11.22       10.54%      $  100,472            2.35%                (1.38)%
           2003                10.15      (10.96)          94,505            2.35                 (1.45)
           2002                11.40      (12.05)         110,923            2.35                 (1.67)
           2001                13.09       (4.79)         112,497            2.33                 (1.41)
           2000                16.45        7.77          128,159            2.29                 (1.03)

EMERGING GROWTH STOCK FUND
T Shares
           2004(1)            $ 9.60       (4.00)%     $   12,891            1.22%                (1.04)%
A Shares
           2004(1)            $ 9.59       (4.10)%     $       39            1.65%                (1.46)%
L Shares
           2004(3)            $ 9.58       (5.52)%     $       34            2.11%                (1.95)%


                                   RATIO OF
                                  EXPENSES TO
                              AVERAGE NET ASSETS      PORTFOLIO
                              (EXCLUDING WAIVERS      TURNOVER
                            AND/OR REIMBURSEMENTS)      RATE
                            ----------------------    ---------
AGGRESSIVE GROWTH STOCK FUND
T Shares
           2004(1)                   1.61%                2%
A Shares
           2004(1)                  11.29%++              2%
L Shares
           2004(1)                   8.78%++              2%

BALANCED FUND
T Shares
           2004                      1.05%              116%
           2003                      1.05               102
           2002                      1.05                95
           2001                      1.05                99
           2000                      1.07               182
A Shares
           2004                      1.54%              116%
           2003                      1.55               102
           2002                      1.55                95
           2001                      1.54                99
           2000                      1.51               182
L Shares
           2004                      2.18%              116%
           2003                      2.18               102
           2002                      2.16                95
           2001                      2.15                99
           2000                      2.18               182

CAPITAL APPRECIATION FUND
T Shares
           2004                      1.24%              106%
           2003                      1.24                69
           2002                      1.24                75
           2001                      1.24                75
           2000                      1.26               129
A Shares
           2004                      2.00%              106%
           2003                      2.00                69
           2002                      1.99                75
           2001                      1.98                75
           2000                      1.98               129
L Shares
           2004                      2.43%              106%
           2003                      2.45                69
           2002                      2.39                75
           2001                      2.39                75
           2000                      2.39               129

EMERGING GROWTH STOCK FUND
T Shares
           2004(1)                   1.69%               11%
A Shares
           2004(1)                  13.36%++             11%
L Shares
           2004(3)                  18.36%++             11%



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                            NET ASSET                   NET REALIZED AND                   DIVIDENDS                      TOTAL
                              VALUE,         NET        UNREALIZED GAINS      TOTAL        FROM NET    DISTRIBUTIONS    DIVIDENDS
                            BEGINNING     INVESTMENT       (LOSSES)           FROM        INVESTMENT   FROM REALIZED       AND
                            OF PERIOD    INCOME (LOSS)   ON INVESTMENTS     OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
                            ---------    -------------  ----------------    ----------    ----------   --------------  -------------
GROWTH AND INCOME FUND
T Shares
           2004              $12.21        $ 0.14(1)        $ 2.50(1)        $ 2.64         $(0.13)       $   --          $(0.13)
           2003               13.80          0.13            (1.60)           (1.47)         (0.12)           --           (0.12)
           2002               15.05          0.09            (1.26)           (1.17)         (0.08)           --           (0.08)
           2001               15.53          0.07            (0.04)            0.03          (0.08)        (0.43)          (0.51)
           2000               16.09          0.11             0.55             0.66          (0.10)        (1.12)          (1.22)
A Shares
           2004              $12.31        $ 0.12(1)        $ 2.51(1)        $ 2.63         $(0.11)       $   --          $(0.11)
           2003               13.91          0.11            (1.61)           (1.50)         (0.10)           --           (0.10)
           2002               15.17          0.06            (1.27)           (1.21)         (0.05)           --           (0.05)
           2001               15.65          0.04            (0.04)              --          (0.05)        (0.43)          (0.48)
           2000               16.21          0.09             0.55             0.64          (0.08)        (1.12)          (1.20)
L Shares
           2004              $12.08        $ 0.01(1)        $ 2.47(1)        $ 2.48         $(0.02)       $   --          $(0.02)
           2003               13.66            --            (1.56)           (1.56)         (0.02)           --           (0.02)
           2002               14.96         (0.02)           (1.28)           (1.30)            --            --              --
           2001               15.49         (0.05)           (0.05)           (0.10)            --         (0.43)          (0.43)
           2000               16.10            --             0.51             0.51             --         (1.12)          (1.12)

INFORMATION AND TECHNOLOGY FUND
T Shares
           2004              $ 6.07        $(0.06)(1)       $ 1.49(1)        $ 1.43         $   --        $   --          $   --
           2003                8.06         (0.04)(1)        (1.95)(1)        (1.99)            --            --              --
           2002               13.34          0.01            (5.29)           (5.28)            --            --              --
           2001               15.87         (0.08)           (2.45)           (2.53)            --            --              --
           2000(2)            10.00         (0.04)            5.91             5.87             --            --              --
A Shares
           2004(3)           $ 7.16        $(0.07)(1)       $ 0.40(1)        $ 0.33         $   --        $   --          $   --
L Shares
           2004              $ 5.86        $(0.12)(1)       $ 1.44(1)        $ 1.32         $   --        $   --          $   --
           2003                7.86         (0.09)(1)        (1.91)(1)        (2.00)            --            --              --
           2002               13.15         (0.14)           (5.15)           (5.29)            --            --              --
           2001               15.81         (0.22)           (2.44)           (2.66)            --            --              --
           2000(4)            18.20         (0.07)           (2.32)           (2.39)            --            --              --

INTERNATIONAL EQUITY FUND
T Shares
           2004              $ 8.00        $ 0.10(1)        $ 2.19(1)        $ 2.29         $(0.14)       $   --          $(0.14)
           2003                9.31          0.07            (1.32)           (1.25)         (0.06)           --           (0.06)
           2002               10.19          0.19            (1.07)           (0.88)            --            --              --
           2001               12.56            --            (1.22)           (1.22)         (0.04)        (1.11)          (1.15)
           2000               12.97         (0.10)            1.42             1.32          (0.07)        (1.66)          (1.73)
A Shares
           2004              $ 7.92        $ 0.04(1)        $ 2.17(1)        $ 2.21         $(0.10)       $   --          $(0.10)
           2003                9.21          0.04            (1.30)           (1.26)         (0.03)           --           (0.03)
           2002               10.11          0.14            (1.04)           (0.90)            --            --              --
           2001               12.47         (0.02)           (1.23)           (1.25)            --         (1.11)          (1.11)
           2000               12.89         (0.11)            1.37             1.26          (0.02)        (1.66)          (1.68)
L Shares
           2004              $ 7.50        $(0.01)(1)       $ 2.06(1)        $ 2.05         $(0.06)       $   --          $(0.06)
           2003                8.75         (0.01)           (1.24)           (1.25)            --            --              --
           2002                9.68          0.04            (0.97)           (0.93)            --            --              --
           2001               12.06         (0.16)           (1.11)           (1.27)            --         (1.11)          (1.11)
           2000               12.58         (0.32)            1.46             1.14             --         (1.66)          (1.66)

  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) T Shares were offered beginning on September 30, 1999. All ratios for the period have been annualized.
(3) A Shares were offered beginning on October 27, 2003. All ratios for the period have been annualized.
(4) L Shares were offered beginning on January 24, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------




                                                                                                RATIO OF
                             NET ASSET                 NET ASSETS,         RATIO OF          NET INVESTMENT
                            VALUE, END      TOTAL        END OF         NET EXPENSES TO     INCOME (LOSS) TO
                             OF PERIOD     RETURN+    PERIOD (000)    AVERAGE NET ASSETS   AVERAGE NET ASSETS
                            ----------     -------    ------------    ------------------   ------------------
GROWTH AND INCOME FUND
T Shares
           2004               $14.72        21.76%     $  782,665            1.00%                 1.03%
           2003                12.21       (10.58)        598,862            0.99                  1.05
           2002                13.80        (7.80)        792,557            0.99                  0.63
           2001                15.05         0.11         867,664            0.99                  0.49
           2000                15.53         4.11         885,109            1.01                  0.76
A Shares
           2004               $14.83        21.45%     $   45,808            1.18%                 0.84%
           2003                12.31       (10.74)         36,305            1.18                  0.88
           2002                13.91        (7.97)         36,789            1.18                  0.44
           2001                15.17        (0.07)         40,174            1.18                  0.30
           2000                15.65         3.92          42,666            1.18                  0.58
L Shares
           2004               $14.54        20.58%     $   97,899            1.93%                 0.09%
           2003                12.08       (11.41)         74,261            1.93                  0.11
           2002                13.66        (8.69)         94,671            1.93                 (0.29)
           2001                14.96        (0.77)         78,376            1.93                 (0.45)
           2000                15.49         3.11          62,462            1.93                 (0.14)

INFORMATION AND TECHNOLOGY FUND
T Shares
           2004               $ 7.50        23.56%     $    9,712            1.36%                (0.87)%
           2003                 6.07       (24.69)         11,789            1.25                 (0.72)
           2002                 8.06       (39.58)         32,068            1.19                 (0.92)
           2001                13.34       (15.94)         87,045            1.20                 (0.45)
           2000(2)             15.87        58.70         106,425            1.20                 (0.54)
A Shares
           2004(3)            $ 7.49         4.61%     $        2            1.72%                (1.52)%
L Shares
           2004               $ 7.18        22.53%     $    7,377            2.25%                (1.79)%
           2003                 5.86       (25.45)          6,485            2.25                 (1.68)
           2002                 7.86       (40.23)         10,851            2.25                 (1.99)
           2001                13.15       (16.82)         22,104            2.25                 (1.50)
           2000(4)             15.81       (13.13)         20,201            2.25                 (1.65)

INTERNATIONAL EQUITY FUND
T Shares
           2004               $10.15        28.64%     $  332,180            1.41%                 1.08%
           2003                 8.00       (13.40)        191,041            1.46                  0.83
           2002                 9.31        (8.64)        252,991            1.48                  0.48
           2001                10.19       (10.79)        208,120            1.45                  0.50
           2000                12.56        10.58         299,100            1.48                  0.59
A Shares
           2004               $10.03        27.97%     $    7,056            1.83%                 0.46%
           2003                 7.92       (13.70)          6,408            1.83                  0.59
           2002                 9.21        (8.90)          5,272            1.83                 (0.21)
           2001                10.11       (11.13)          7,517            1.79                  0.18
           2000                12.47        10.15          10,462            1.83                  0.33
L Shares
           2004               $ 9.49        27.32%     $    7,606            2.53%                (0.15)%
           2003                 7.50       (14.29)          5,678            2.53                 (0.17)
           2002                 8.75        (9.61)          6,567            2.53                 (0.73)
           2001                 9.68       (11.71)          7,765            2.48                 (0.51)
           2000                12.06         9.38          10,891            2.53                 (0.38)


                                   RATIO OF
                                  EXPENSES TO
                              AVERAGE NET ASSETS      PORTFOLIO
                              (EXCLUDING WAIVERS      TURNOVER
                            AND/OR REIMBURSEMENTS)      RATE
                            ----------------------    ---------
GROWTH AND INCOME FUND
T Shares
           2004                      1.00%               51%
           2003                      0.99                52
           2002                      0.99                68
           2001                      0.99                73
           2000                      1.01                53
A Shares
           2004                      1.36%               51%
           2003                      1.38                52
           2002                      1.36                68
           2001                      1.35                73
           2000                      1.31                53
L Shares
           2004                      2.17%               51%
           2003                      2.20                52
           2002                      2.16                68
           2001                      2.14                73
           2000                      2.18                53

INFORMATION AND TECHNOLOGY FUND
T Shares
           2004                      1.36%              384%
           2003                      1.25             1,259
           2002                      1.19             1,102
           2001                      1.21               750
           2000(2)                   1.34               250
A Shares
           2004(3)                 310.77%++            384%
L Shares
           2004                      2.86%              384%
           2003                      3.00             1,259
           2002                      2.57             1,102
           2001                      2.45               750
           2000(4)                   2.40               250

INTERNATIONAL EQUITY FUND
T Shares
           2004                      1.41%               58%
           2003                      1.46                89
           2002                      1.48               102
           2001                      1.45                68
           2000                      1.48               179
A Shares
           2004                      2.06%               58%
           2003                      2.22                89
           2002                      2.08               102
           2001                      1.97                68
           2000                      1.95               179
L Shares
           2004                      2.86%               58%
           2003                      3.03                89
           2002                      2.93               102
           2001                      2.57                68
           2000                      2.74               179


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                            NET ASSET                   NET REALIZED AND                   DIVIDENDS                      TOTAL
                              VALUE,         NET        UNREALIZED GAINS      TOTAL        FROM NET    DISTRIBUTIONS    DIVIDENDS
                            BEGINNING     INVESTMENT       (LOSSES)           FROM        INVESTMENT   FROM REALIZED       AND
                            OF PERIOD    INCOME (LOSS)   ON INVESTMENTS     OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
                            ---------    -------------  ----------------    ----------    ----------   --------------  -------------
INTERNATIONAL EQUITY INDEX FUND
T Shares
           2004              $ 8.39        $ 0.14(1)        $ 2.71(1)        $ 2.85         $(0.13)       $   --          $(0.13)
           2003                9.76          0.10(1)         (1.43)(1)        (1.33)         (0.04)           --           (0.04)
           2002               11.18          0.04            (1.43)           (1.39)         (0.03)           --           (0.03)
           2001               13.97          0.06            (2.69)           (2.63)         (0.07)        (0.09)          (0.16)
           2000               11.82          0.16             2.13             2.29          (0.03)        (0.11)          (0.14)
A Shares
           2004              $ 8.28        $ 0.07(1)        $ 2.68(1)        $ 2.75         $(0.10)       $   --          $(0.10)
           2003                9.64          0.10(1)         (1.45)(1)        (1.35)         (0.01)           --           (0.01)
           2002               11.05         (0.02)           (1.38)           (1.40)         (0.01)           --           (0.01)
           2001               13.80         (0.01)           (2.65)           (2.66)            --         (0.09)          (0.09)
           2000               11.70         (0.11)            2.32             2.21             --         (0.11)          (0.11)
L Shares
           2004              $ 8.10        $ 0.02(1)        $ 2.62(1)        $ 2.64         $(0.05)       $   --          $(0.05)
           2003                9.48          0.01(1)         (1.39)(1)        (1.38)            --            --              --
           2002               10.93         (0.12)           (1.33)           (1.45)            --            --              --
           2001               13.74         (0.06)           (2.66)           (2.72)            --         (0.09)          (0.09)
           2000               11.73          0.08             2.04             2.12             --         (0.11)          (0.11)

LIFE VISION AGGRESSIVE GROWTH FUND (A) (B)
T Shares
           2004              $ 8.55        $ 0.04(1)        $ 1.70(1)        $ 1.74         $(0.04)*      $   --          $(0.04)*
           2003                9.57          0.03            (1.02)           (0.99)         (0.03)           --           (0.03)
           2002               10.31          0.02            (0.74)           (0.72)         (0.02)           --           (0.02)
           2001               11.61          0.11             0.23             0.34          (0.12)        (1.52)          (1.64)
           2000               11.31          0.05             0.74             0.79          (0.05)        (0.44)          (0.49)
A Shares
           2004(2)           $ 9.46        $(0.01)(1)       $ 0.81(1)        $ 0.80         $(0.03)       $   --          $(0.03)
B Shares
           2004              $ 8.53        $(0.04)(1)       $ 1.70(1)        $ 1.66         $(0.01)       $   --          $(0.01)
           2003(3)             7.23         (0.01)            1.31             1.30             --            --              --

LIFE VISION CONSERVATIVE FUND (A) (B)
T Shares
           2004(4)           $10.71        $ 0.15(1)        $ 0.14(1)        $ 0.29         $(0.13)       $   --          $(0.13)
A Shares
           2004(5)           $10.68        $ 0.12(1)        $ 0.18(1)        $ 0.30         $(0.12)       $   --          $(0.12)
B Shares
           2004              $10.43        $ 0.17(1)        $ 0.39(1)        $ 0.56         $(0.13)       $   --          $(0.13)
           2003(3)            10.00          0.01             0.42             0.43             --            --              --

LIFE VISION GROWTH AND INCOME FUND (A) (B)
T Shares
           2004              $ 9.33        $ 0.14(1)        $ 1.43(1)        $ 1.57         $(0.14)       $   --          $(0.14)
           2003                9.98          0.13            (0.65)           (0.52)         (0.13)           --           (0.13)
           2002               10.42          0.12            (0.43)           (0.31)         (0.13)           --           (0.13)
           2001               10.50          0.24             0.40             0.64          (0.25)        (0.47)          (0.72)
           2000               10.33          0.07             0.52             0.59          (0.17)        (0.25)          (0.42)
A Shares
           2004(6)           $10.18        $ 0.06(1)        $ 0.58(1)        $ 0.64         $(0.07)       $   --          $(0.07)
B Shares
           2004              $ 9.34        $ 0.07(1)        $ 1.42(1)        $ 1.49         $(0.09)       $   --          $(0.09)
           2003(3)             8.10          0.02             1.24             1.26          (0.02)           --           (0.02)

  * Includes return of capital of $0.003.
  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) A Shares were offered beginning on October 16, 2003. All ratios for the period have been annualized.
(3) B Shares were offered beginning on March 11, 2003. All ratios for the period have been annualized.
(4) T Shares were offered beginning on November 6, 2003. All ratios for the period have been annualized.
(5) A Shares were offered beginning on November 11, 2003. All ratios for the period have been annualized.
(6) A Shares were offered beginning on November 5, 2003. All ratios for the period have been annualized.
(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STIClassic Funds.
    The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the
    STI Classic Funds in which the Life Vision Funds invest.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------




                                                                                                RATIO OF
                             NET ASSET                 NET ASSETS,         RATIO OF          NET INVESTMENT
                            VALUE, END      TOTAL        END OF         NET EXPENSES TO     INCOME (LOSS) TO
                             OF PERIOD     RETURN+    PERIOD (000)    AVERAGE NET ASSETS   AVERAGE NET ASSETS
                            ----------     -------    ------------    ------------------   ------------------
INTERNATIONAL EQUITY INDEX FUND
T Shares
           2004               $11.11        34.07%     $  351,163            0.98%                 1.38%
           2003                 8.39       (13.63)        248,770            1.03                  1.26
           2002                 9.76       (12.43)        287,944            1.04                  0.63
           2001                11.18       (18.90)        236,862            1.06                  0.40
           2000                13.97        19.36         340,853            1.07                  0.83
A Shares
           2004               $10.93        33.26%     $   15,037            1.49%                 0.73%
           2003                 8.28       (14.03)          9,877            1.49                  1.33
           2002                 9.64       (12.65)          3,222            1.49                 (0.12)
           2001                11.05       (19.31)          3,451            1.46                  0.05
           2000                13.80        18.86           4,563            1.47                  0.07
L Shares
           2004               $10.69        32.60%     $    5,208            2.14%                 0.25%
           2003                 8.10       (14.56)          3,093            2.14                  0.18
           2002                 9.48       (13.27)          3,505            2.14                 (0.68)
           2001                10.93       (19.84)          4,731            2.10                 (0.61)
           2000                13.74        18.04           5,853            2.12                 (0.36)

LIFE VISION AGGRESSIVE GROWTH FUND (A) (B)
T Shares
           2004               $10.25        20.34%     $   38,468            0.25%                 0.39%
           2003                 8.55       (10.36)         28,681            0.25                  0.33
           2002                 9.57        (6.96)         34,398            0.25                  0.17
           2001                10.31         3.07          23,936            0.25                  1.05
           2000                11.61         7.25          18,412            0.25                  0.48
A Shares
           2004(2)            $10.23         8.43%     $      867            0.51%                (0.24)%
B Shares
           2004               $10.18        19.49%     $    4,367            1.00%                (0.36)%
           2003(3)              8.53        18.03           1,052            0.89                 (0.86)

LIFE VISION CONSERVATIVE FUND (A) (B)
T Shares
           2004(4)            $10.87         2.68%     $       30            0.25%                 2.41%
A Shares
           2004(5)            $10.86         2.82%     $      474            0.57%                 2.06%
B Shares
           2004               $10.86         5.38%     $    5,012            0.95%                 1.54%
           2003(3)             10.43         4.30             800            0.92                  0.85

LIFE VISION GROWTH AND INCOME FUND (A) (B)
T Shares
           2004               $10.76        16.92%     $   75,083            0.25%                 1.38%
           2003                 9.33        (5.16)         59,449            0.25                  1.46
           2002                 9.98        (2.97)         77,395            0.25                  1.25
           2001                10.42         6.31          37,550            0.25                  2.41
           2000                10.50         5.81          30,473            0.25                  1.77
A Shares
           2004(6)            $10.75         6.32%     $    1,426            0.56%                 1.04%
B Shares
           2004               $10.74        15.99%     $   13,060            1.00%                 0.63%
           2003(3)              9.34        15.57           2,017            0.90                  0.39


                                   RATIO OF
                                  EXPENSES TO
                              AVERAGE NET ASSETS      PORTFOLIO
                              (EXCLUDING WAIVERS      TURNOVER
                            AND/OR REIMBURSEMENTS)      RATE
                            ----------------------    ---------
INTERNATIONAL EQUITY INDEX FUND
T Shares
           2004                      1.07%               10%
           2003                      1.12                25
           2002                      1.12                35
           2001                      1.09                13
           2000                      1.18                 9
A Shares
           2004                      1.61%               10%
           2003                      1.87                25
           2002                      1.90                35
           2001                      1.83                13
           2000                      1.79                 9
L Shares
           2004                      2.54%               10%
           2003                      2.82                25
           2002                      2.62                35
           2001                      2.15                13
           2000                      2.61                 9

LIFE VISION AGGRESSIVE GROWTH FUND (A) (B)
T Shares
           2004                      0.39%               44%
           2003                      0.40                50
           2002                      0.41               101
           2001                      0.43               202
           2000                      0.44               183
A Shares
           2004(2)                   5.15%               44%
B Shares
           2004                      1.95%               44%
           2003(3)                   1.36                50

LIFE VISION CONSERVATIVE FUND (A) (B)
T Shares
           2004(4)                  85.33%++            138%
A Shares
           2004(5)                   4.00%              138%
B Shares
           2004                      1.81%              138%
           2003(3)                   1.39               160

LIFE VISION GROWTH AND INCOME FUND (A) (B)
T Shares
           2004                      0.36%               97%
           2003                      0.37               139
           2002                      0.39               166
           2001                      0.39               286
           2000                      0.42               189
A Shares
           2004(6)                   1.95%               97%
B Shares
           2004                      1.61%               97%
           2003(3)                   1.34               139



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                            NET ASSET                   NET REALIZED AND                   DIVIDENDS                      TOTAL
                              VALUE,         NET        UNREALIZED GAINS      TOTAL        FROM NET    DISTRIBUTIONS    DIVIDENDS
                            BEGINNING     INVESTMENT       (LOSSES)           FROM        INVESTMENT   FROM REALIZED       AND
                            OF PERIOD    INCOME (LOSS)   ON INVESTMENTS     OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
                            ---------    -------------  ----------------    ----------    ----------   -------------   -------------
LIFE VISION MODERATE GROWTH FUND (A) (B)
T Shares
           2004              $ 9.02          $ 0.16(1)       $ 1.04(1)        $ 1.20        $(0.16)        $   --          $(0.16)
           2003                9.40            0.16           (0.38)           (0.22)        (0.16)            --           (0.16)
           2002                9.73            0.17           (0.32)           (0.15)        (0.18)            --           (0.18)
           2001               10.61            0.32            0.20             0.52         (0.34)         (1.06)          (1.40)
           2000               10.80            0.33            0.13             0.46         (0.21)         (0.44)          (0.65)
A Shares
           2004(2)           $ 9.58          $ 0.10(1)       $ 0.45(1)        $ 0.55        $(0.08)        $   --          $(0.08)
B Shares
           2004              $ 9.00          $ 0.09(1)       $ 1.04(1)        $ 1.13        $(0.10)        $   --          $(0.10)
           2003(3)             8.05            0.03            0.95             0.98         (0.03)            --           (0.03)

MID-CAP EQUITY FUND
T Shares
           2004              $ 8.74          $ 0.06(1)       $ 1.57(1)        $ 1.63        $(0.05)        $   --          $(0.05)
           2003                9.79           (0.03)(1)       (1.02)(1)++      (1.05)++         --             --              --
           2002               10.95            0.01           (1.17)           (1.16)           --             --              --
           2001               14.10           (0.03)          (0.61)           (0.64)           --          (2.51)          (2.51)
           2000               12.68           (0.04)           2.32             2.28            --          (0.86)          (0.86)
A Shares
           2004              $ 8.42          $ 0.02(1)       $ 1.51(1)        $ 1.53        $(0.03)        $   --          $(0.03)
           2003                9.47           (0.05)(1)       (1.00)(1)        (1.05)           --             --              --
           2002               10.64           (0.03)          (1.14)           (1.17)           --             --              --
           2001               13.82           (0.05)          (0.62)           (0.67)           --          (2.51)          (2.51)
           2000               12.50           (0.19)           2.37             2.18            --          (0.86)          (0.86)
L Shares
           2004              $ 7.92          $(0.04)(1)      $ 1.43(1)        $ 1.39        $(0.01)        $   --          $(0.01)
           2003                8.97           (0.10)(1)       (0.95)(1)        (1.05)           --             --              --
           2002               10.14            0.02           (1.19)           (1.17)           --             --              --
           2001               13.35           (0.07)          (0.63)           (0.70)           --          (2.51)          (2.51)
           2000               12.17           (0.22)           2.26             2.04            --          (0.86)          (0.86)

MID-CAP VALUE EQUITY FUND
T Shares
           2004              $ 8.62          $ 0.05(1)       $ 2.33(1)        $ 2.38        $(0.05)        $   --          $(0.05)
           2003               10.95            0.05           (2.16)           (2.11)        (0.04)         (0.18)          (0.22)
           2002(4)            10.00            0.02            0.94             0.96         (0.01)            --           (0.01)
A Shares
           2004(5)           $ 9.39          $ 0.02(1)       $ 1.55(1)        $ 1.57        $(0.02)        $   --          $(0.02)
L Shares
           2004              $ 8.58          $(0.01)(1)      $ 2.33(1)        $ 2.32        $   --*        $   --          $   --*
           2003               10.92            0.01           (2.16)           (2.15)        (0.01)         (0.18)          (0.19)
           2002(4)            10.00           (0.01)           0.93             0.92            --             --              --

SMALL CAP GROWTH STOCK FUND
T Shares
           2004              $15.19          $(0.16)(1)      $ 5.22(1)        $ 5.06        $   --         $   --          $   --
           2003               17.28           (0.12)(1)       (1.72)(1)        (1.84)           --          (0.25)          (0.25)
           2002               18.37              --           (1.02)           (1.02)           --          (0.07)          (0.07)
           2001               18.30           (0.18)           1.71             1.53            --          (1.46)          (1.46)
           2000               14.55           (0.08)           4.02             3.94            --          (0.19)          (0.19)
A Shares
           2004              $15.00          $(0.22)(1)      $ 5.14(1)        $ 4.92        $   --         $   --          $   --
           2003               17.12           (0.17)(1)       (1.70)(1)        (1.87)           --          (0.25)          (0.25)
           2002               18.26           (0.17)          (0.90)           (1.07)           --          (0.07)          (0.07)
           2001               18.27           (0.59)           2.04             1.45            --          (1.46)          (1.46)
           2000(6)            16.46           (0.07)           1.88             1.81            --             --              --
L Shares
           2004              $14.45          $(0.34)(1)      $ 4.95(1)        $ 4.61        $   --         $   --          $   --
           2003               16.62           (0.26)(1)       (1.66)(1)        (1.92)           --          (0.25)          (0.25)
           2002               17.85           (0.02)          (1.14)           (1.16)           --          (0.07)          (0.07)
           2001               18.00           (0.25)           1.56             1.31            --          (1.46)          (1.46)
           2000               14.46           (0.04)           3.77             3.73            --          (0.19)          (0.19)

  * Amount represents less than $0.005.
  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Includes redemption fees of $0.01.
(1) Per share data calculated using average shares outstanding method.
(2) A Shares were offered beginning on October 10, 2003. All ratios for the period have been annualized.
(3) B Shares were offered beginning on March 11, 2003. All ratios for the period have been annualized.
(4) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(5) A Shares were offered beginning on October 27, 2003. All ratios for the period have been annualized.
(6) A Shares were offered beginning on December 12, 1999. All ratios for the period have been annualized.

--------------------------------------------------------------------------------




                                                                                                RATIO OF
                             NET ASSET                 NET ASSETS,         RATIO OF          NET INVESTMENT
                            VALUE, END      TOTAL        END OF         NET EXPENSES TO     INCOME (LOSS) TO
                             OF PERIOD     RETURN+    PERIOD (000)    AVERAGE NET ASSETS   AVERAGE NET ASSETS
                            ----------     -------    ------------    ------------------   ------------------
LIFE VISION MODERATE GROWTH FUND (A) (B)
T Shares
           2004               $10.06        13.35%     $  121,659            0.25%                 1.65%
           2003                 9.02        (2.21)         93,722            0.25                  1.87
           2002                 9.40        (1.52)         88,592            0.25                  1.81
           2001                 9.73         5.28          73,429            0.25                  3.04
           2000                10.61         4.46          69,622            0.25                  2.19
A Shares
           2004(2)            $10.05         5.79%     $    3,541            0.55%                 1.49%
B Shares
           2004               $10.03        12.66%     $   13,236            1.00%                 0.91%
           2003(3)              9.00        12.22           2,691            0.91                  0.93

MID-CAP EQUITY FUND
T Shares
           2004               $10.32        18.70%     $  177,128            1.23%                 0.64%
           2003                 8.74       (10.73)        118,092            1.22                 (0.31)
           2002                 9.79       (10.59)        171,813            1.22                 (0.18)
           2001                10.95        (6.92)        156,111            1.21                 (0.24)
           2000                14.10        19.10         206,545            1.17                    --
A Shares
           2004               $ 9.92        18.16%     $   17,125            1.68%                 0.20%
           2003                 8.42       (11.09)         12,137            1.68                 (0.68)
           2002                 9.47       (11.00)         10,766            1.68                 (0.63)
           2001                10.64        (7.34)         12,316            1.66                 (0.69)
           2000                13.82        18.55          14,513            1.62                 (0.43)
L Shares
           2004               $ 9.30        17.51%     $   15,998            2.28%                (0.41)%
           2003                 7.92       (11.71)         12,013            2.28                 (1.33)
           2002                 8.97       (11.54)         13,937            2.28                 (1.23)
           2001                10.14        (7.88)         12,910            2.26                 (1.29)
           2000                13.35        17.87          14,588            2.22                 (1.05)

MID-CAP VALUE EQUITY FUND
T Shares
           2004               $10.95        27.71%     $  147,185            1.26%                 0.53%
           2003                 8.62       (19.05)         99,854            1.25                  0.63
           2002(4)             10.95         9.65         174,859            1.27                  0.29
A Shares
           2004(5)            $10.94        16.73%     $      610            1.60%                 0.24%
L Shares
           2004               $10.90        27.06%     $    7,880            1.90%                (0.11)%
           2003                 8.58       (19.58)          5,744            1.90                  0.03
           2002(4)             10.92         9.24           5,465            1.89                 (0.31)

SMALL CAP GROWTH STOCK FUND
T Shares
           2004               $20.25        33.31%     $  789,650            1.25%                (0.83)%
           2003                15.19       (10.50)        567,714            1.24                 (0.87)
           2002                17.28        (5.55)        593,211            1.25                 (1.01)
           2001                18.37         8.33         508,857            1.24                 (0.95)
           2000                18.30        27.24         431,478            1.20                 (0.86)
A Shares
           2004               $19.92        32.80%     $   40,590            1.61%                (1.20)%
           2003                15.00       (10.77)         21,887            1.61                 (1.23)
           2002                17.12        (5.86)         24,978            1.61                 (1.37)
           2001                18.26         7.89          28,933            1.60                 (1.33)
           2000(6)             18.27        11.00          39,865            1.55                 (1.26)
L Shares
           2004               $19.06        31.90%     $   40,354            2.31%                (1.90)%
           2003                14.45       (11.40)         25,601            2.31                 (1.93)
           2002                16.62        (6.50)         29,457            2.31                 (2.07)
           2001                17.85         7.19          26,941            2.29                 (2.01)
           2000                18.00        25.95          23,228            2.25                 (1.92)


                                   RATIO OF
                                  EXPENSES TO
                              AVERAGE NET ASSETS      PORTFOLIO
                              (EXCLUDING WAIVERS      TURNOVER
                            AND/OR REIMBURSEMENTS)      RATE
                            ----------------------    ---------
LIFE VISION MODERATE GROWTH FUND (A) (B)
T Shares
           2004                      0.36%              109%
           2003                      0.36               101
           2002                      0.36               202
           2001                      0.37               247
           2000                      0.37               151
A Shares
           2004(2)                   1.27%              109%
B Shares
           2004                      1.56%              109%
           2003(3)                   1.34               101

MID-CAP EQUITY FUND
T Shares
           2004                      1.26%              126%
           2003                      1.25               144
           2002                      1.24                87
           2001                      1.25               100
           2000                      1.25               131
A Shares
           2004                      1.87%              126%
           2003                      1.92               144
           2002                      1.89                87
           2001                      1.86               100
           2000                      1.81               131
L Shares
           2004                      2.54%              126%
           2003                      2.60               144
           2002                      2.50                87
           2001                      2.46               100
           2000                      2.44               131

MID-CAP VALUE EQUITY FUND
T Shares
           2004                      1.36%               95%
           2003                      1.35                71
           2002(4)                   1.37                30
A Shares
           2004(5)                   4.23%               95%
L Shares
           2004                      2.74%               95%
           2003                      2.85                71
           2002(4)                   2.72                30

SMALL CAP GROWTH STOCK FUND
T Shares
           2004                      1.25%              107%
           2003                      1.24                96
           2002                      1.25               100
           2001                      1.25               112
           2000                      1.23               110
A Shares
           2004                      1.88%              107%
           2003                      1.93                96
           2002                      1.88               100
           2001                      1.87               112
           2000(6)                   1.79               110
L Shares
           2004                      2.40%              107%
           2003                      2.46                96
           2002                      2.41               100
           2001                      2.39               112
           2000                      2.42               110

(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STIClassic Funds. The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.

Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                            NET ASSET                   NET REALIZED AND                   DIVIDENDS                      TOTAL
                              VALUE,         NET        UNREALIZED GAINS      TOTAL        FROM NET    DISTRIBUTIONS    DIVIDENDS
                            BEGINNING     INVESTMENT       (LOSSES)           FROM        INVESTMENT   FROM REALIZED       AND
                            OF PERIOD    INCOME (LOSS)   ON INVESTMENTS     OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
                            ---------    -------------  ----------------    ----------    ----------   --------------  -------------
SMALL CAP VALUE EQUITY FUND
T Shares
           2004              $13.73          $ 0.06(1)       $ 4.53(1)        $ 4.59        $(0.06)        $   --          $(0.06)
           2003               14.54            0.08           (0.82)           (0.74)        (0.07)            --           (0.07)
           2002               12.21            0.08            2.35             2.43         (0.10)            --           (0.10)
           2001                9.13            0.17            3.07             3.24         (0.16)            --           (0.16)
           2000                9.70            0.13           (0.59)           (0.46)        (0.11)            --           (0.11)
A Shares
           2004(2)           $15.75          $ 0.03(1)       $ 2.41(1)        $ 2.44        $(0.01)        $   --          $(0.01)
L Shares
           2004              $13.55          $(0.10)(1)      $ 4.46(1)        $ 4.36        $   --*        $   --          $   --*
           2003               14.43           (0.04)          (0.84)           (0.88)           --             --              --
           2002               12.15              --            2.29             2.29         (0.01)            --           (0.01)
           2001                9.10            0.07            3.04             3.11         (0.06)            --           (0.06)
           2000                9.65              --           (0.54)           (0.54)        (0.01)            --           (0.01)

STRATEGIC QUANTITATIVE EQUITY FUND
T Shares
           2004(3)           $10.00          $(0.02)(1)      $ 2.35(1)        $ 2.33        $   --         $(0.25)         $(0.25)
A Shares
           2004(4)           $11.35          $(0.05)(1)      $ 1.00(1)        $ 0.95        $   --         $(0.25)         $(0.25)
L Shares
           2004(5)           $11.64          $(0.11)(1)      $ 0.72(1)        $ 0.61        $   --         $(0.25)         $(0.25)

TAX SENSITIVE GROWTH STOCK FUND
T Shares
           2004              $20.78          $(0.06)(1)      $ 2.59(1)        $ 2.53        $   --         $   --          $   --
           2003               23.25              --(1)        (2.47)(1)        (2.47)           --             --              --
           2002               26.74           (0.02)          (3.47)           (3.49)           --             --              --
           2001               33.10           (0.03)          (6.33)           (6.36)           --             --              --
           2000               29.96            0.02            3.12             3.14            --             --              --
A Shares
           2004(6)           $22.32          $(0.10)(1)      $ 1.04(1)        $ 0.94        $   --         $   --          $   --
L Shares
           2004              $19.85          $(0.29)(1)      $ 2.48(1)        $ 2.19        $   --         $   --          $   --
           2003               22.45           (0.20)(1)       (2.40)(1)        (2.60)           --             --              --
           2002               26.10           (0.41)          (3.24)           (3.65)           --             --              --
           2001               32.65           (0.36)          (6.19)           (6.55)           --             --              --
           2000               29.85           (0.16)           2.96             2.80            --             --              --

VALUE INCOME STOCK FUND
T Shares
           2004              $ 9.73          $ 0.15(1)       $ 1.74(1)        $ 1.89        $(0.15)        $   --          $(0.15)
           2003               11.05            0.15           (1.33)           (1.18)        (0.14)            --           (0.14)
           2002               11.61            0.12           (0.56)           (0.44)        (0.12)            --           (0.12)
           2001               10.38            0.19            1.24             1.43         (0.20)            --           (0.20)
           2000               12.85            0.23           (1.49)           (1.26)        (0.22)         (0.99)          (1.21)
A Shares
           2004              $ 9.70          $ 0.11(1)       $ 1.73(1)        $ 1.84        $(0.11)        $   --          $(0.11)
           2003               11.01            0.12           (1.32)           (1.20)        (0.11)            --           (0.11)
           2002               11.58            0.08           (0.56)           (0.48)        (0.09)            --           (0.09)
           2001               10.35            0.14            1.25             1.39         (0.16)            --           (0.16)
           2000               12.81            0.19           (1.48)           (1.29)        (0.18)         (0.99)          (1.17)
L Shares
           2004              $ 9.60          $ 0.03(1)       $ 1.72(1)        $ 1.75        $(0.04)        $   --          $(0.04)
           2003               10.90            0.05           (1.31)           (1.26)        (0.04)            --           (0.04)
           2002               11.46              --           (0.55)           (0.55)        (0.01)            --           (0.01)
           2001               10.24            0.04            1.26             1.30         (0.08)            --           (0.08)
           2000               12.68            0.08           (1.44)           (1.36)        (0.09)         (0.99)          (1.08)

  * Amount represents less than $0.005.
  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) A Shares were offered beginning on October 9, 2003. All ratios for the period have been annualized.
(3) T Shares were offered beginning on August 7, 2003. All ratios for the period have been annualized.
(4) A Shares were offered beginning on October 8, 2003. All ratios for the period have been annualized.
(5) L Shares were offered beginning on October 13, 2003. All ratios for the period have been annualized.
(6) A Shares were offered beginning on October 14, 2003. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------




                                                                                                RATIO OF
                             NET ASSET                 NET ASSETS,         RATIO OF          NET INVESTMENT
                            VALUE, END      TOTAL        END OF         NET EXPENSES TO     INCOME (LOSS) TO
                             OF PERIOD     RETURN+    PERIOD (000)    AVERAGE NET ASSETS   AVERAGE NET ASSETS
                            ----------     -------    ------------    ------------------   ------------------
SMALL CAP VALUE EQUITY FUND
T Shares
           2004               $18.26        33.56%     $  682,567            1.25%                 0.38%
           2003                13.73        (5.09)        518,468            1.24                  0.64
           2002                14.54        20.06         614,199            1.25                  0.67
           2001                12.21        35.90         401,900            1.25                  1.72
           2000                 9.13        (4.72)        212,074            1.22                  1.31
A Shares
           2004(2)            $18.18        15.51%     $    4,088            1.55%                 0.30%
L Shares
           2004               $17.91        32.20%     $   46,192            2.26%                (0.64)%
           2003                13.55        (6.10)         34,064            2.31                 (0.40)
           2002                14.43        18.92          32,708            2.31                 (0.38)
           2001                12.15        34.30          11,167            2.30                  0.63
           2000                 9.10        (5.65)          8,596            2.27                  0.21

STRATEGIC QUANTITATIVE EQUITY FUND
T Shares
           2004(3)            $12.08        23.43%     $   66,812            1.13%                (0.22)%
A Shares
           2004(4)            $12.05         8.48%     $      155            1.55%                (0.67)%
L Shares
           2004(5)            $12.00         5.34%     $    1,573            2.30%                (1.42)%

TAX SENSITIVE GROWTH STOCK FUND
T Shares
           2004               $23.31        12.18%     $  144,732            1.25%                (0.28)%
           2003                20.78       (10.62)        198,429            1.24                 (0.01)
           2002                23.25       (13.05)        244,707            1.24                 (0.10)
           2001                26.74       (19.21)        460,311            1.24                 (0.10)
           2000                33.10        10.48         710,179            1.20                  0.13
A Shares
           2004(6)            $23.26         4.21%     $      365            1.65%                (0.71)%
L Shares
           2004               $22.04        11.03%     $   92,966            2.31%                (1.34)%
           2003                19.85       (11.58)        110,085            2.31                 (1.07)
           2002                22.45       (13.98)        167,973            2.31                 (1.16)
           2001                26.10       (20.06)        233,496            2.30                 (1.15)
           2000                32.65         9.38         290,595            2.25                 (0.91)

VALUE INCOME STOCK FUND
T Shares
           2004               $11.47        19.58%     $  715,928            0.90%                 1.40%
           2003                 9.73       (10.54)        681,899            0.89                  1.68
           2002                11.05        (3.68)        686,014            0.90                  1.13
           2001                11.61        14.09         704,842            0.90                  1.70
           2000                10.38       (10.52)        921,797            0.89                  2.02
A Shares
           2004               $11.43        19.10%     $   73,257            1.28%                 1.01%
           2003                 9.70       (10.85)         65,294            1.28                  1.29
           2002                11.01        (4.14)         75,697            1.28                  0.74
           2001                11.58        13.63          85,584            1.28                  1.31
           2000                10.35       (10.83)        104,178            1.28                  1.64
L Shares
           2004               $11.31        18.27%     $   57,403            2.02%                 0.27%
           2003                 9.60       (11.56)         49,007            2.02                  0.55
           2002                10.90        (4.82)         59,392            2.02                    --
           2001                11.46        12.85          65,895            2.01                  0.59
           2000                10.24       (11.50)         84,563            2.02                  0.91


                                   RATIO OF
                                  EXPENSES TO
                              AVERAGE NET ASSETS      PORTFOLIO
                              (EXCLUDING WAIVERS      TURNOVER
                            AND/OR REIMBURSEMENTS)      RATE
                            ----------------------    ---------
SMALL CAP VALUE EQUITY FUND
T Shares
           2004                      1.25%               44%
           2003                      1.24                29
           2002                      1.25                29
           2001                      1.25                86
           2000                      1.25                65
A Shares
           2004(2)                   2.15%               44%
L Shares
           2004                      2.45%               44%
           2003                      2.50                29
           2002                      2.52                29
           2001                      2.66                86
           2000                      2.56                65

STRATEGIC QUANTITATIVE EQUITY FUND
T Shares
           2004(3)                   1.33%              344%
A Shares
           2004(4)                  10.70%++            344%
L Shares
           2004(5)                   3.09%              344%

TAX SENSITIVE GROWTH STOCK FUND
T Shares
           2004                      1.25%               49%
           2003                      1.24                58
           2002                      1.24                69
           2001                      1.25               103
           2000                      1.26                30
A Shares
           2004(6)                   4.48%++             49%
L Shares
           2004                      2.41%               49%
           2003                      2.40                58
           2002                      2.36                69
           2001                      2.34               103
           2000                      2.35                30

VALUE INCOME STOCK FUND
T Shares
           2004                      0.90%               67%
           2003                      0.89                46
           2002                      0.90                60
           2001                      0.90                77
           2000                      0.89                62
A Shares
           2004                      1.31%               67%
           2003                      1.32                46
           2002                      1.31                60
           2001                      1.31                77
           2000                      1.28                62
L Shares
           2004                      2.07%               67%
           2003                      2.10                46
           2002                      2.05                60
           2001                      2.05                77
           2000                      2.03                62



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004



     1. Organization:

     The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 45 funds as of May
     31, 2004. The financial statements presented herein are those of the Aggressive Growth Stock Fund, the Balanced Fund, the Capital Appreciation Fund, the Emerging Growth Stock Fund, the Growth and Income Fund, the
     Information and Technology Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Mid-Cap Equity Fund, the Mid-Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Strategic Quantitative Equity Fund, the Tax Sensitive Growth Stock Fund and the Value Income Stock Fund (each a "Fund" and collectively the "Funds"). The Funds may offer the following share classes:
     T Shares, A Shares, L Shares and B Shares. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

     Effective April 30, 2004, the Small Cap Value Equity Fund was closed to new investors.

     2. Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Trust:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that

--------------------------------------------------------------------------------



     the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a fair value committee meeting should be called based on the information provided.

     The assets of the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund consist of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period.
     Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for A Shares is equal to the net asset value per share plus a sales load of 3.75%.

     L Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     B Shares of the Funds may be purchased at their net asset value. A CDSC is imposed on certain redemptions of the B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of B Shares until the redemption of such shares.

             YEARS AFTER       CONTINGENT DEFERRED
              PURCHASE            SALES CHARGE
             -----------       -------------------
              0 to 1 Year              5%
              1 to 2 Years             4%
              2 to 3 Years             4%
              3 to 4 Years             3%
              4 to 5 Years             2%
              5 Years +                0%

     The Funds may charge a redemption fee up to 2% of redemption proceeds, which will automatically be paid to the Fund. There were no redemption fees for the year ended May 31, 2004.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (i) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     ILLIQUID SECURITIES -- Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


     RESTRICTED SECURITIES -- Certain of the Funds' investments are restricted as to resale. The table below shows the number of shares held, the acquisition date, cost, market value, value per share of such securities and percentage of net assets which the securities comprise as of May 31, 2004:

                                                            MARKET
                                                            VALUE
                    NUMBER     ACQUISITION                  AS OF        VALUE        % OF
                   OF SHARES      DATE          COST       05/31/04    PER SHARE   NET ASSETS
                   ---------   -----------   ----------   ----------   ---------   ----------
     SMALL CAP GROWTH STOCK FUND
     InfoCrossing
       Common
       Stock        $122,000     03/24/04    $1,281,000   $1,481,568     $12.14       0.2%
     InfoCrossing
       Warrants      139,109     10/20/03         6,086      742,842       5.34       0.1
     Ultimate
       Software
       Group         180,000     05/12/04     1,980,000    2,127,960      11.82       0.2

     EXPENSES -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution and transfer agent fees, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     In addition to the investment advisory and management fees, custodian fees, service fees, administration and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside trustees, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses. In addition to the Funds' direct expenses as described above, shareholders of the Life Vision Funds also bear a proportionate share of the underlying Funds' expenses.

     CLASSES -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     OFFERING COSTS -- Offering costs of the Aggressive Growth Stock Fund, the Emerging Growth Stock Fund and the Strategic Quantitative Equity Fund, which commenced operations on February 23, 2004, February 23, 2004 and August 7, 2003, respectively, include costs of printing initial prospectuses and registration fees are being amortized to expenses over twelve months.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders, which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Equity Funds, except for the International Equity and the International Equity Index Funds. These Funds distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     COMPENSATING BALANCES -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day.

3. Agreements and Other Transactions with Affiliates:

INVESTMENT ADVISORY AGREEMENT -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements dated May 29, 1992, June 15, 1993 and December 20, 1993 and last amended November 12, 2003.

Under terms of the amended agreement, the Funds are charged the following annual fees based upon average daily net assets:

                                                          MAXIMUM
                                                           ANNUAL      NET FEES
                                                        ADVISORY FEE     PAID
                                                        ------------   --------
Aggressive Growth Stock Fund ........................       1.25%        1.10%
Balanced Fund .......................................       0.95         0.92
Capital Appreciation Fund ...........................       1.15         1.13
Emerging Growth Stock Fund ..........................       1.25         1.10
Growth and Income Fund ..............................       0.90         0.90
Information and Technology Fund .....................       1.10         1.10
International Equity Fund ...........................       1.25         1.25
International Equity Index Fund .....................       0.90         0.81
Life Vision Aggressive Growth Fund ..................       0.25         0.11
Life Vision Conservative Fund .......................       0.25         0.10
Life Vision Growth and Income Fund ..................       0.25         0.14
Life Vision Moderate Growth Fund ....................       0.25         0.14
Mid-Cap Equity Fund .................................       1.15         1.13
Mid-Cap Value Equity Fund ...........................       1.25         1.15
Small Cap Growth Stock Fund .........................       1.15         1.15
Small Cap Value Equity Fund .........................       1.15         1.15
Strategic Quantitative Equity Fund ..................       1.15         1.00
Tax Sensitive Growth Stock Fund .....................       1.15         1.15
Value Income Stock Fund .............................       0.80         0.80

The Investment Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses). Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

ADMINISTRATION AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an Administration Agreement dated May 29, 1995, last amended February 28, 2004, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

DISTRIBUTION AGREEMENT -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated November 21, 1995. The Distributor will receive no fees for its distribution services under the plan for the T Shares of any Fund. With respect to the A Shares, L Shares and B Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in

--------------------------------------------------------------------------------



the case of L Shares and B Shares) a Distribution and Service Plan, as outlined in the table below:

                                                       MAXIMUM                   MAXIMUM
                             MAXIMUM                   L SHARES                  B SHARES
                             A SHARES                DISTRIBUTION              DISTRIBUTION
                           DISTRIBUTION   NET FEES       AND        NET FEES       AND        NET FEES
                                FEE         PAID     SERVICE FEE      PAID     SERVICE FEE      PAID
                           ------------   --------   ------------   --------   ------------   --------
Aggressive Growth
 Stock Fund ............       0.35%        0.25%        1.00%        0.70%          --%         --%
Balanced Fund ..........       0.28         0.11         1.00         0.94           --          --
Capital Appreciation
 Fund ..................       0.68         0.58         1.00         0.94           --          --
Emerging Growth
 Stock Fund ............       0.35         0.25         1.00         0.70           --          --
Growth and Income
 Fund ..................       0.25         0.07         1.00         0.76           --          --
Information and
 Technology Fund .......       0.55           --         1.00         0.39           --          --
International Equity
 Fund ..................       0.33         0.11         1.00         0.68           --          --
International Equity
 Index Fund ............       0.38         0.35         1.00         0.69           --          --
Life Vision Aggressive
 Growth Fund ...........       0.50           --           --           --         1.00        0.19
Life Vision Conservative
 Fund ..................       0.40           --           --           --         1.00        0.29
Life Vision Growth
 and Income Fund .......       0.50           --           --           --         1.00        0.50
Life Vision Moderate
 Growth Fund ...........       0.50           --           --           --         1.00        0.55
Mid-Cap Equity
 Fund ..................       0.43         0.26         1.00         0.77           --          --
Mid-Cap Value
 Equity Fund ...........       0.40           --         1.00         0.26           --          --
Small Cap Growth
 Stock Fund ............       0.50         0.23         1.00         0.91           --          --
Small Cap Value
 Equity Fund ...........       0.33           --         1.00         0.81           --          --
Strategic Quantitative
 Equity Fund ...........       0.25           --         1.00         0.44           --          --
Tax Sensitive Growth
 Stock Fund ............       0.40           --         1.00         0.91           --          --
Value Income Stock
 Fund ..................       0.33         0.30         1.00         0.96           --          --

The Distributor has voluntarily agreed to waive all or a portion of their fees (and to reimburse Fund expenses). Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

TRANSFER AGENCY AGREEMENTS -- The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994, as amended April 16, 2003, under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SunTrust Securities Inc. ("STS"), a wholly-owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides certain transfer agency account activity processing and servicing. The transfer agency service fees are based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are presented on the Statements of Operations as Transfer Agent Shareholder Servicing Fees.

CUSTODIAN AGREEMENTS -- SunTrust Bank acts as custodian for all the Funds except the International Equity and the International Equity Index Funds (the "International Funds"), which utilize Brown Brothers Harriman & Co. as custodian. Custodians are paid on the basis of the net assets and transaction costs of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

OTHER -- Certain officers of the Trust are also officers of the Adviser, Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust had entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. As of October 24, 2003, this agreement was discontinued.

For the year ended May 31, 2004, the following Funds paid the Distributor through a reduction in the yield earned by the Funds on those repurchase agreements:

                                                   FEES
                                                 --------
    Balanced Fund .............................   $3,321
    Capital Appreciation Fund .................    5,709
    Information and Technology Fund ...........      103
    Mid-Cap EquityFund ........................    1,137
    Mid-Cap Value Equity Fund .................    2,114
    Small Cap Growth Stock Fund ...............    2,828
    Small Cap Value Equity Fund ...............    3,967
    Tax Sensitive Growth Stock Fund ...........      678
    Value Income Stock Fund ...................    7,640

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc. to act as an agent in placing repurchase agreements for the Trust. For the year ended May 31, 2004, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements:
                                                   FEES
                                                 --------
    Aggressive Growth Stock Fund ..............   $   176
    Balanced Fund .............................     2,047
    Capital Appreciation Fund .................    11,429
    Emerging Growth Stock Fund ................       103
    Information and Technology Fund ...........       202
    Mid-Cap Equity Fund .......................     1,589
    Small Cap Growth Stock Fund ...............     1,780
    Small Cap Value Equity Fund ...............     6,417
    Strategic Quantitative Equity Fund ........       237
    Tax Sensitive Growth Stock Fund ...........     1,034
    Value Income Stock Fund ...................    10,827

4. Investment Transactions:

The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the year ended May 31, 2004, were as follows:

                                            PURCHASES        SALES AND
                                              (000)       MATURITIES (000)
                                          -------------   ----------------
Aggressive Growth Stock Fund ..........     $   19,883       $      216
Balanced Fund .........................        257,945          227,763
Capital Appreciation Fund .............      1,502,071        1,482,461
Emerging Growth Stock Fund ............         13,644              896
Growth and Income Fund ................        506,200          428,608
Information and Technology Fund .......         67,789           73,992
International Equity Fund .............        240,482          148,464
International Equity Index Fund .......         53,402           32,537
Life Vision Aggressive Growth Fund ....         23,979           16,458
Life Vision Conservative Fund .........          9,925            5,316
Life Vision Growth and Income Fund ....         94,192           76,951
Life Vision Moderate Growth Fund ......        159,678          129,788
Mid-Cap Equity Fund ...................        272,790          232,643
Mid-Cap Value Equity Fund .............        140,094          119,508
Small Cap Growth Stock Fund ...........        893,339          847,116
Small Cap Value Equity Fund ...........        295,164          280,306
Strategic Quantitative Equity Fund ....        224,707          163,245
Tax Sensitive Growth Stock Fund .......        130,737          232,824
Value Income Stock Fund ...............        520,124          582,946

The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities from the Balanced Fund during the year ended May 31, 2004 were $119,257 and $134,022, respectively.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004



5. Capital Share Transactions:


Capital Share Transactions for the Funds were as follows (000):


                                           AGGRESSIVE GROWTH                                    CAPITAL            EMERGING GROWTH
                                              STOCK FUND             BALANCED FUND         APPRECIATION FUND        STOCK FUND
                                          -------------------    ---------------------    -------------------    -------------------
                                              02/23/04*-         06/01/03-   06/01/02-    06/01/03-  06/01/02-       02/23/04*-
                                               05/31/04          05/31/04    05/31/03     05/31/04   05/31/03         05/31/04
                                              ----------         ---------------------    --------------------       ----------
  T Shares:
    Shares Issued .........................      2,062              5,833       5,631        23,848    23,181            1,367
    Shares Issued in Lieu of
      Cash Distributions ..................         --                299         356            --        --               --
    Shares Redeemed .......................        (12)            (5,342)     (6,654)      (21,521)  (22,631)             (24)
                                                ------             ------      ------       -------   -------           ------
    Net T Share Transactions ..............      2,050                790        (667)        2,327       550            1,343
                                                ------             ------      ------       -------   -------           ------
  A Shares (1):
    Shares Issued .........................          5                176          94        1,390      2,305               4
    Shares Issued in Lieu of
      Cash Distributions ..................         --                  9          12           --         --              --
    Shares Redeemed .......................         --               (152)       (151)      (2,350)    (2,724)             --
                                                ------             ------      ------      -------    -------          ------
    Net A Share Transactions ..............          5                 33         (45)        (960)      (419)              4
                                                ------             ------      ------      -------    -------          ------
  L Shares (1):
    Shares Issued .........................          7              1,596       1,446        2,046      2,333               5
    Shares Issued in Lieu of
      Cash Distributions ..................         --                 31          52           --         --              --
    Shares Redeemed .......................         --             (1,944)     (1,982)      (2,409)    (2,752)             (1)
                                                ------             ------      ------      -------    -------          ------
    Net L Share Transactions ..............          7               (317)       (484)        (363)      (419)              4
                                                ------             ------      ------      -------    -------          ------
  B Shares (1):
    Shares Issued .........................         --                 --          --           --         --              --
    Shares Issued in Lieu of
      Cash Distributions ..................         --                 --          --           --         --              --
    Shares Redeemed .......................         --                 --          --           --         --              --
                                                ------             ------      ------      -------    -------          ------
    Net B Share Transactions ..............         --                 --          --           --         --              --
                                                ------             ------      ------      -------    -------          ------
    Net Change in Capital Shares ..........      2,062                506      (1,196)       1,004       (288)          1,351
                                                ======             ======      ======      =======    =======          ======


                                            LIFE VISION          LIFE VISION
                                           CONSERVATIVE          GROWTH AND             LIFE VISION          MID-CAP EQUITY
                                               FUND              INCOME FUND       MODERATE GROWTH FUND          FUND
                                       --------------------  --------------------  --------------------  ---------------------
                                       06/01/03-  06/01/02-  06/01/03-  06/01/02-  06/01/03-  06/01/02-  06/01/03-   06/01/02-
                                       05/31/04   05/31/03   05/31/04   05/31/03   05/31/04   05/31/03   05/31/04    05/31/03
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------   ---------
  T Shares (2):
    Shares Issued ............                3         --      2,228      2,189      4,736      4,043      8,504      15,332
    Shares Issued in Lieu of
      Cash Distributions .....               --         --         95        106        179        189         37          --
    Shares Redeemed ..........               --         --     (1,716)    (3,678)    (3,218)    (3,260)    (4,889)    (19,371)
                                           ----        ---     ------     ------     ------     ------     ------     -------
    Net T Share Transactions .                3         --        607     (1,383)     1,697        972      3,652      (4,039)
                                           ----        ---     ------     ------     ------     ------     ------     -------
  A Shares (2):
    Shares Issued ............               45         --        135         --        440         --        721         616
    Shares Issued in Lieu of
      Cash Distributions .....               --         --         --         --          2         --          4          --
    Shares Redeemed ..........               (1)        --         (2)        --        (90)        --       (440)       (312)
                                           ----        ---     ------     ------     ------     ------     ------     -------
    Net A Share Transactions .               44         --        133         --        352         --        285         304
                                           ----        ---     ------     ------     ------     ------     ------     -------
  L Shares (2):
    Shares Issued ............               --         --         --         --         --         --        704         468
    Shares Issued in Lieu of
      Cash Distributions .....               --         --         --         --         --         --          1          --
    Shares Redeemed ..........               --         --         --         --         --         --       (502)       (505)
                                           ----        ---     ------     ------     ------     ------     ------     -------
    Net L Share Transactions .               --         --         --         --         --         --        203         (37)
                                           ----        ---     ------     ------     ------     ------     ------     -------
  B Shares (2):
    Shares Issued ............              438         80      1,049        216      1,135        306         --          --
    Shares Issued in Lieu of
      Cash Distributions .....                4         --          5         --          9         --         --          --
    Shares Redeemed ..........              (58)        (3)       (54)        --       (123)        (7)        --          --
                                           ----        ---     ------     ------     ------     ------     ------     -------
    Net B Share Transactions .              384         77      1,000        216      1,021        299         --          --
                                           ----        ---     ------     ------     ------     ------     ------     -------
    Net Change in Capital Shares            431         77      1,740     (1,167)     3,070      1,271      4,140      (3,772)
                                           ====        ===     ======     ======     ======     ======     ======     =======

  * Commencement of Operations.
(1) A Shares were offered beginning on October 27, 2003 and October 16, 2003 for the Information and Technology Fund and the Life
    Vision Aggressive Growth Fund, respectively. L Shares were offered beginning on February 27, 2004 for the Emerging Growth Stock
    Fund. B Shares were offered beginning on March 11, 2003 for the Life Vision Aggressive Growth Fund.
(2) T Shares were offered beginning on November 6, 2003 for the Life Vision Conservative Fund. A Shares were offered beginning on
    November 11, 2003, November 5, 2003, October 10, 2003, October 27, 2003, October 9, 2003, October 8, 2003 and October 14, 2003
    for the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, The Life Vision Moderate Growth

--------------------------------------------------------------------------------



                                                     GROWTH AND              INFORMATION AND             INTERNATIONAL
                                                    INCOME FUND              TECHNOLOGY FUND              EQUITY FUND
                                               ----------------------     ---------------------      --------------------
                                               06/01/03-    06/01/02-     06/01/03-   06/01/02-      06/01/03-  06/01/02-
                                               05/31/04     05/31/03      05/31/04    05/31/03       05/31/04   05/31/03
                                               ---------    ---------     ---------   ---------      ---------  ---------
  T Shares:
    Shares Issued .........................      13,896        8,406           812         691         14,743     10,800
    Shares Issued in Lieu of
      Cash Distributions ..................         190          201            --          --            141         83
    Shares Redeemed .......................      (9,941)     (17,009)       (1,460)     (2,728)        (6,032)   (14,173)
                                                -------      -------        ------      ------        -------    -------
    Net T Share Transactions ..............       4,145       (8,402)         (648)     (2,037)         8,852     (3,290)
                                                -------      -------        ------      ------        -------    -------
  A Shares (1):
    Shares Issued .........................         814        1,049             3          --          2,018      2,102
    Shares Issued in Lieu of
      Cash Distributions ..................          22           21            --          --              7          3
    Shares Redeemed .......................        (697)        (766)           (3)         --         (2,130)    (1,869)
                                                -------      -------        ------      ------        -------    -------
    Net A Share Transactions ..............         139          304            --          --           (105)       236
                                                -------      -------        ------      ------        -------    -------
  L Shares (1):
    Shares Issued .........................       2,178        1,416           188         156            213        890
    Shares Issued in Lieu of
      Cash Distributions ..................          11           11            --          --              5         --
    Shares Redeemed .......................      (1,603)      (2,212)         (268)       (430)          (173)      (883)
                                                -------      -------        ------      ------        -------    -------
    Net L Share Transactions ..............         586         (785)          (80)       (274)            45          7
                                                -------      -------        ------      ------        -------    -------
  B Shares (1):
    Shares Issued .........................          --           --            --          --             --         --
    Shares Issued in Lieu of
      Cash Distributions ..................          --           --            --          --             --         --
    Shares Redeemed .......................          --           --            --          --             --         --
                                                -------      -------        ------      ------        -------    -------
    Net B Share Transactions ..............          --           --            --          --             --         --
                                                -------      -------        ------      ------        -------    -------
    Net Change in Capital Shares ..........       4,870       (8,883)         (728)     (2,311)         8,792     (3,047)
                                                =======      =======        ======      ======        =======    =======


                                                  INTERNATIONAL                LIFE VISION
                                                   EQUITY INDEX                 AGGRESSIVE
                                                       FUND                    GROWTH FUND
                                              ---------------------      ----------------------
                                              06/01/03-   06/01/02-      06/01/03-    06/01/02-
                                              05/31/04    05/31/03       05/31/04     05/31/03
                                              ---------   ---------      ---------    ---------
  T Shares:
    Shares Issued .........................      8,041       7,835          894          625
    Shares Issued in Lieu of
      Cash Distributions ..................        290         108           14           11
    Shares Redeemed .......................     (6,365)     (7,797)        (509)        (877)
                                                ------      ------         ----         ----
    Net T Share Transactions ..............      1,966         146          399         (241)
                                                ------      ------         ----         ----
  A Shares (1):
    Shares Issued .........................      2,436       2,898           85           --
    Shares Issued in Lieu of
      Cash Distributions ..................         14          --           --           --
    Shares Redeemed .......................     (2,267)     (2,039)          --           --
                                                ------      ------         ----         ----
    Net A Share Transactions ..............        183         859           85           --
                                                ------      ------         ----         ----
  L Shares (1):
    Shares Issued .........................        215         600           --           --
    Shares Issued in Lieu of
      Cash Distributions ..................          2          --           --           --
    Shares Redeemed .......................       (112)       (588)          --           --
                                                ------      ------         ----         ----
    Net L Share Transactions ..............        105          12           --           --
                                                ------      ------         ----         ----
  B Shares (1):
    Shares Issued .........................         --          --          334          123
    Shares Issued in Lieu of
      Cash Distributions ..................         --          --            1           --
    Shares Redeemed .......................         --          --          (29)          --
                                                ------      ------         ----         ----
    Net B Share Transactions ..............         --          --          306          123
                                                ------      ------         ----         ----
    Net Change in Capital Shares ..........      2,254       1,017          790         (118)
                                                ======      ======         ====         ====


                                             MID-CAP          SMALL CAP GROWTH       SMALL CAP VALUE
                                        VALUE EQUITY FUND        STOCK FUND            EQUITY FUND
                                       --------------------  --------------------  --------------------
                                       06/01/03-  06/01/02-  06/01/03-  06/01/02-  06/01/03-  06/01/02-
                                       05/31/04   05/31/03   05/31/04   05/31/03   05/31/04   05/31/03
                                       ---------  ---------  ---------  ---------  ---------  ---------
  T Shares (2):
    Shares Issued ............            5,128      5,129     11,405     10,120     12,101      9,369
    Shares Issued in Lieu of
      Cash Distributions .....               23        162         --        487         87        110
    Shares Redeemed ..........           (3,302)    (9,676)    (9,774)    (7,574)   (12,580)   (13,947)
                                         ------     ------    -------    -------    -------    -------
    Net T Share Transactions .            1,849     (4,385)     1,631      3,033       (392)    (4,468)
                                         ------     ------    -------    -------    -------    -------
  A Shares (2):
    Shares Issued ............               75         --        960        541        290         --
    Shares Issued in Lieu of
      Cash Distributions .....               --         --         --         22         --         --
    Shares Redeemed ..........              (19)        --       (381)      (563)       (65)        --
                                         ------     ------    -------    -------    -------    -------
    Net A Share Transactions .               56         --        579         --        225         --
                                         ------     ------    -------    -------    -------    -------
  L Shares (2):
    Shares Issued ............              364        400        812        494        759      1,087
    Shares Issued in Lieu of
      Cash Distributions .....               --         12         --         32         --         --
    Shares Redeemed ..........             (310)      (243)      (467)      (527)      (695)      (839)
                                         ------     ------    -------    -------    -------    -------
    Net L Share Transactions .               54        169        345         (1)        64        248
                                         ------     ------    -------    -------    -------    -------
  B Shares (2):
    Shares Issued ............               --         --         --         --         --         --
    Shares Issued in Lieu of
      Cash Distributions .....               --         --         --         --         --         --
    Shares Redeemed ..........               --         --         --         --         --         --
                                         ------     ------    -------    -------    -------    -------
    Net B Share Transactions .               --         --         --         --         --         --
                                         ------     ------    -------    -------    -------    -------
    Net Change in Capital Shares          1,959     (4,216)     2,555      3,032       (103)    (4,220)
                                         ======     ======    =======    =======    =======    =======


                                   STRATEGIC QUANTITATIVE        TAX SENSITIVE         VALUE INCOME
                                         EQUITY FUND           GROWTH STOCK FUND        STOCK FUND
                                   ----------------------    --------------------  --------------------
                                           08/07/03*-        06/01/03-  06/01/02-  06/01/03-  06/01/02-
                                            05/31/04         05/31/04   05/31/03   05/31/04   05/31/03
                                           ----------        ---------  ---------  ---------  ---------
  T Shares (2):
    Shares Issued ............                 5,767              474      3,969     11,026     20,952
    Shares Issued in Lieu of
      Cash Distributions .....                    58               --         --        717        785
    Shares Redeemed ..........                  (296)          (3,816)    (4,945)   (19,413)   (13,723)
                                              ------           ------     ------    -------    -------
    Net T Share Transactions .                 5,529           (3,342)      (976)    (7,670)     8,014
                                              ------           ------     ------    -------    -------
  A Shares (2):
    Shares Issued ............                    13               29         --        785      1,168
    Shares Issued in Lieu of
      Cash Distributions .....                    --               --         --         67         77
    Shares Redeemed ..........                    --              (13)        --     (1,175)    (1,386)
                                              ------           ------     ------    -------    -------
    Net A Share Transactions .                    13               16         --       (323)      (141)
                                              ------           ------     ------    -------    -------
  L Shares (2):
    Shares Issued ............                   138              235        417      1,157        909
    Shares Issued in Lieu of
      Cash Distributions .....                     2               --         --         19         20
    Shares Redeemed ..........                    (9)          (1,562)    (2,353)    (1,205)    (1,272)
                                              ------           ------     ------    -------    -------
    Net L Share Transactions .                   131           (1,327)    (1,936)       (29)      (343)
                                              ------           ------     ------    -------    -------
  B Shares (2):
    Shares Issued ............                    --               --         --         --         --
    Shares Issued in Lieu of
      Cash Distributions .....                    --               --         --         --         --
    Shares Redeemed ..........                    --               --         --         --         --
                                              ------           ------     ------    -------    -------
    Net B Share Transactions .                    --               --         --         --         --
                                              ------           ------     ------    -------    -------
    Net Change in Capital Shares               5,673           (4,653)    (2,912)    (8,022)     7,530
                                              ======           ======     ======    =======    =======

    Fund, the Mid-Cap Value Equity Fund, the Small Cap Value Equity Fund, the Strategic Quantitative
    Equity Fund and the Tax Sensitive Growth Stock Fund, respectively. L Shares were offered beginning on October 13, 2003 for the Strategic Quantitative Equity Fund. B Shares were offered beginning on
    March 11, 2003 for the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and
    the Life Vision Moderate Growth Fund, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004


6. Federal Tax Policies and Information:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuer existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses, the classification of short-term capital gains and ordinary income for tax purposes, PFIC gains, foreign exchange gain, return of capital distribution and paydowns on mortgage-backed securities have been reclassified to/from the following accounts.

                                      UNDISTRIBUTED
                                          NET         ACCUMULATED
                                       INVESTMENT       REALIZED        PAID-IN-
                                      INCOME (LOSS)    GAIN (LOSS)      CAPITAL
                                          (000)           (000)          (000)
                                      -------------   ------------      --------
 Aggressive Growth Stock Fund .......   $   16         $    --          $   (16)
 Balanced Fund ......................      302            (302)              --
 Capital Appreciation Fund ..........    5,705              --           (5,705)
 Emerging Growth Stock Fund .........       18              --              (18)
 Information and Technology Fund ....      233              --             (233)
 International Equity Fund ..........      974            (974)              --
 International Equity Index Fund ....      480            (480)              --
 Life Vision Aggressive Growth Fund .       12              --              (12)
 Small Cap Growth Stock Fund ........    7,077          (6,215)            (862)
 Strategic Quantitative Equity Fund .       72             (72)              --
 Tax Sensitive Growth Stock Fund* ...    1,571              --           (1,571)

* Information reflects fund activity based on the Fund's October 31, 2003 tax reporting year.

 Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended May 31, 2004 and May 31, 2003 was as follows (000):

                             ORDINARY         LONG-TERM       RETURN OF
                              INCOME        CAPITAL GAINS      CAPITAL         TOTALS
                           2004     2003     2004    2003    2004   2003    2004     2003
                          ------   ------   ------  ------  ------ ------  ------   -------
Balanced Fund .........   $4,343   $5,021     $--     $--    $--     $--   $4,343   $ 5,021
Growth and
   Income Fund ........    7,461    6,686      --      --     --      --    7,461     6,686
International
  Equity Fund .........    3,509    1,452      --      --     --      --    3,509     1,452
International Equity
  Index Fund ..........    4,082    1,082      --      --     --      --    4,082     1,082
Life Vision Aggressive
  Growth Fund .........      124       89      --      --     12       3      136        92
Life Vision
  Conservative Fund ...       50       --      --      --     --      --       50        --
Life Vision Growth and
  Income Fund .........    1,035      931      --      --     --      --    1,035       931
Life Vision Moderate
  Growth Fund .........    1,846    1,622      --      --     --      --    1,846     1,622
Mid-Cap
  Equity Fund .........      922       --      --      --     --      --      922        --
Mid-Cap Value
  Equity Fund .........      654    2,801      --      --     --      --      654     2,801
Small Cap Growth
  Stock Fund ..........       --       --      --   9,104     --      --       --     9,104
Small Cap Value
  Equity Fund .........    2,438    2,605      --      --     --      --    2,438     2,605
Strategic Quantitative
  Equity Fund (1) .....      994       --      --      --     --      --      994        --
Value Income
  Stock Fund ..........   10,722   10,325      --      --     --      --   10,722    10,325

(1) Commenced operations on August 7, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------


As of May 31, 2004, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows (000):

                                                     UNDISTRIBUTED
                                      UNDISTRIBUTED    LONG-TERM                    POST     UNREALIZED       OTHER
                                         ORDINARY       CAPITAL     CAPITAL LOSS   OCTOBER  APPRECIATION    TEMPORARY
                                          INCOME         GAINS      CARRYFORWARDS   LOSS   (DEPRECIATION)  DIFFERENCES      TOTAL
                                      -------------  -------------  -------------  ------- --------------  -----------    ---------
Aggressive Growth Stock Fund ........    $    --       $    --       $     (29)    $    --    $    379       $    (5)     $     345
Balanced Fund .......................        894         2,650              --          --      13,473            --         17,017
Capital Appreciation Fund ...........         --        26,174              --          --     137,423            --        163,597
Emerging Growth Stock Fund ..........         --            --            (178)         --         (39)           (6)          (223)
Growth and Income Fund ..............      1,551            --         (29,765)         --     166,753            --        138,539
Information and Technology Fund .....         --            --         (84,692)         --       1,900            --        (82,792)
International Equity Fund ...........      3,026            --         (85,094)     (1,599)     43,106            --        (40,561)
International Equity Index Fund .....      5,627            --         (55,813)       (355)     18,942            --        (31,599)
Life Vision Aggressive Growth Fund ..         --            --            (971)         (5)      2,696            --          1,720
Life Vision Conservative Fund .......         32             1              --          --         102            --            135
Life Vision Growth and Income Fund ..        133            --          (3,887)         --       7,616            --          3,862
Life Vision Moderate Growth Fund ....        341            --          (2,245)         --       9,396            --          7,492
Mid-Cap Equity Fund .................         78            --         (28,717)         --      22,506            --         (6,133)
Mid-Cap Value Equity Fund ...........        142            --         (17,070)         --      16,776            --           (152)
Small Cap Growth Stock Fund .........     33,850        28,437          (1,996)         --     161,518            --        221,809
Small Cap Value Equity Fund .........      1,083        41,674              --          --     172,416            --        215,173
Strategic Quantitative Fund .........      3,039            --              --          --       2,972           (18)         5,993
Tax Sensitive Growth Stock Fund .....         --            --        (237,645)         --      54,435        (1,149)      (184,359)
Value Income Stock Fund .............      2,013            --        (191,692)         --     104,785            --        (84,894)

Amounts designated as "--" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment and foreign currency  transactions from November 1, 2003 through May 31,
2004 that,  in  accordance  with  Federal  income  tax  regulations,  the Fund may elect to defer and treat as having  arisen in the following fiscal year.

For tax  purposes,  the losses in the Funds can be carried  forward for a maximum of eight  years to offset any future net  realized capital gains.

The Funds had capital loss carryforwards at May 31, 2004 as follows (000):

                                               EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
                                                 2006       2007       2008       2009       2010       2011       2012       TOTAL
                                               --------   --------   --------   --------   --------   --------   --------   --------
Aggressive Growth Stock Fund ...............    $   --     $   --    $    --    $     --    $    --    $    --    $    29   $     29
Emerging Growth Stock Fund .................        --         --         --          --         --         --        178        178
Growth and Income Fund .....................        --         --         --          --         --     29,765         --     29,765
Information and Technology Fund ............        --         --         --          --     65,590     19,102         --     84,692
International Equity Fund ..................     3,868      2,086         --       3,394     27,543     31,153     17,050     85,094
International Equity Index Fund ............        --         --         --       6,233     23,827     16,546      9,207     55,813
Life Vision Aggressive Growth Fund .........        --         --         --          --         15        873         83        971
Life Vision Growth and Income Fund .........        --         --         --          --      1,545      1,299      1,043      3,887
Life Vision Moderate Growth Fund ...........        --         --         --          --        586        554      1,105      2,245
Mid-Cap Equity Fund ........................        --         --         --          --         --     28,717         --     28,717
Mid-Cap Value Equity Fund ..................        --         --         --          --         --     17,070         --     17,070
Small Cap Growth Stock Fund ................        --      1,996         --          --         --         --         --      1,996
Tax Sensitive Growth Stock Fund* ...........        --        142     40,227     153,993     52,653      9,527         --    256,542
Value Income Stock Fund ....................        --         --         --     162,750         --     28,942         --    191,692

* Information reflects fund activity based on the Fund's October 31, 2003 tax reporting year.

Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS   (concluded)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004



During the year ended May 31, 2004, the Balanced Fund, Capital Appreciation Fund, Growth and Income Fund, Information and Technology Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund and the Value Income Stock Fund utilized (in 000s) $15,343, $109,593, $27,030, $3,883, $22,262, $4,100, $49,367, $25,211 and $21,505 in
capital loss carryforwards, respectively.

Included in the Small Cap Growth Stock Fund is $1,996,446 of capital loss carryforwards acquired in a previous merger. The annual utilization of this capital loss carryover is limited pursuant to Internal Revenue Code Section 382.

At May 31, 2004, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2004, were as follows:

                                                     AGGREGATE       AGGREGATE           NET
                                                       GROSS           GROSS          UNREALIZED
                                          FEDERAL    UNREALIZED      UNREALIZED      APPRECIATION
                                         TAX COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                           (000)        (000)           (000)            (000)
                                       ----------   ------------   --------------   --------------
Aggressive Growth Stock Fund ........  $   20,316     $    957        $   (578)        $    379
Balanced Fund .......................     303,363       20,301          (6,828)          13,473
Capital Appreciation Fund ...........   1,361,148      174,235         (36,812)         137,423
Emerging Growth Stock Fund ..........      13,123          595            (634)             (39)
Growth and Income Fund ..............     754,979      175,601          (8,848)         166,753
Information and Technology Fund .....      15,476        2,361            (461)           1,900
International Equity Fund ...........     352,129        6,217         (49,270)          43,053
International Equity Index Fund .....     416,684       30,544         (11,687)          18,857
Life Vision Aggressive Growth Fund ..      40,980        4,475          (1,779)           2,696
Life Vision Conservative Fund .......       5,465          204            (102)             102
Life Vision Growth and Income Fund ..      81,942        9,154          (1,538)           7,616
Life Vision Moderate Growth Fund ....     129,072       13,756          (4,360)           9,396
Mid-Cap Equity Fund .................     193,979       25,748          (3,242)          22,506
Mid-Cap Value Equity Fund ...........     171,207       18,583          (1,807)          16,776
Small Cap Growth Stock Fund .........   1,039,287      196,444         (34,926)         161,518
Small Cap Value Equity Fund .........     634,927      191,211         (18,795)         172,416
Strategic Quantitative Equity Fund ..      66,016        3,418            (446)           2,972
Tax Sensitive Growth Stock Fund .....     184,749       57,095          (2,660)          54,435
Value Income Stock Fund .............     755,008      114,570          (9,785)         104,785


7. Concentrations/Risks:

The Information and Technology Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than a general equity fund would be.

The International Equity and International Equity Index Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.


8. Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the Boston Global Investment Trust-Enhanced Portfolio. This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations.


9. Subsequent Event

Effective July 26, 2004, under separate administration, distribution and transfer agency agreements dated July 24, 2004, July 24, 2004 and July 23, 2004, respectively, BISYS Fund Services began providing administration, distribution and transfer agency services for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004



To the Board of Trustees and Shareholders of STI Classic Funds:


In our opinion, the accompanying statements of net assets of Aggressive Growth Stock Fund, Balanced Fund, Capital Appreciation Fund, Emerging Growth Stock Fund, Growth and Income Fund, Information and Technology Fund, International Equity Fund, International Equity Index Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund, and the statement of assets and liabilities, including the schedule of investments, of Strategic Quantitative Equity Fund (nineteen of the forty-five funds constituting STI Classic Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at May 31, 2004, the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) then ended and the financial highlights for each of the three years (or periods) then ended, for the Life Vision Conservative Fund its financial highlights for each of the two years (or periods) then ended, and for Aggressive Growth Stock Fund, Emerging Growth Stock Fund and Strategic Quantitative Equity Fund the changes in each of their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 for International Equity Fund and International Equity Index Fund by correspondence with the custodian and brokers, and physical inspection of securities at May 31, 2004 for all other funds, provide a reasonable basis for our opinion. The financial highlights for each of the two years (or periods) ended May 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.



PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
July 26, 2004

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS
------------------------------------------------------------------------------------------------------------------------------------


Information  pertaining to the trustees and officers of the Trust is set forth below.  Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are  referred to as  "Independent  Board  Members."  Trustees  who are deemed to be
"interested  persons" of the Trust are referred to as "Interested Board Members." Messrs.  Courts and Ridley are Trustees who may be
deemed to be "interested" persons of the Trust.
------------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                      NUMBER OF
                                          OFFICE                                       PORTFOLIOS
                                            AND                 PRINCIPAL             IN STI CLASSIC
     NAME               POSITION(S)      LENGTH OF            OCCUPATION(S)             COMPLEX           OTHER DIRECTORSHIPS
   ADDRESS,              HELD WITH         TIME                DURING PAST              OVERSEEN BY             HELD BY
   AND AGE(1)            THE TRUST        SERVED(2)              5 YEARS               BOARD MEMBER(3)       BOARD MEMBER(4)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS(5)
----------------
Richard W. Courts, II,    Trustee        Since           Chairman of the Board, Atlantic     52       Current Trustee of STI
68                                     November,         Investment Company, 1970 to the              Classic Variable Trust.
                                         2001            present.
------------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley, 62    Trustee        Since           Chairman of the Board; Haverty      52       Current Trustee of STI
                                       November,         Furniture Companies, 2001 to the             Classic Variable Trust.
                                         2001            present; Partner, King and Spaulding
                                                         LLP (law firm), 1971 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
--------------
Thomas Gallagher, 56      Trustee        Since           President, Genuine Parts Company    52       Director, National Service
                                       May, 2000         Wholesale Distribution, 1970 to the          Industries; Director, Oxford
                                                         present.                                     Industries. Current Trustee
                                                                                                      of STI Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, 71      Trustee        Since           Retired.                            52       Current Trustee on the Board
                                       May, 1992                                                      Board of Trustees for the
                                                                                                      SEI Family of Funds, The
                                                                                                      Capitol Mutual Funds and
                                                                                                      STI Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
James O. Robbins, 62      Trustee        Since           President and Chief Executive       52       Director, NCR; Director,
                                       May, 2000         Officer, Cox Communications, Inc.,           Cox Communications,
                                                         1983 to the present.                         Current Trustee of STI
                                                                                                      Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton, 74    Trustee        Since           Retired.                            52       Trustee, W.K. Kellogg Trust.
                                       February,                                                      Current Trustee of STI
                                         1998                                                         Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                      NUMBER OF
                                           OFFICE                                       PORTFOLIOS
                                             AND                 PRINCIPAL             IN STI CLASSIC
     NAME               POSITION(S)       LENGTH OF            OCCUPATION(S)             COMPLEX           OTHER DIRECTORSHIPS
   ADDRESS,              HELD WITH          TIME                DURING PAST              OVERSEEN BY             HELD BY
   AND AGE(1)            THE TRUST         SERVED                 5 YEARS               BOARD MEMBER           BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
James F. Volk,            President      Since           SEI Investments since 1996;         N/A                    N/A
41                                     November,         Senior Operations Officer Fund
                                          2000           Accounting and Administration,
                                                         1996-2004, Chief Accounting
                                                         Officer, present; Assistant Chief
                                                         Accountant, U.S. Securities and
                                                         Exchange Commission, 1993-
                                                         1996; Audit Manager, Coopers &
                                                         Lybrand LLP, 1985-1993.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto,           Vice         Since           SEI Investments since 1999;         N/A                    N/A
36                        President    November,         General Counsel, Vice President
                             and         2001            and Secretary of the Administrator
                          Secretary                      and Adviser, present; Associate,
                                                         Dechert, Price & Rhodes,
                                                         1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
Lydia A. Gavalis,           Vice         Since           SEI Investments since 1998; Vice    N/A                    N/A
40                        President    May, 1998         President and Assistant Secretary
                             and                         of the Administrator and Adviser,
                          Assistant                      present; Assistant General Counsel
                          Secretary                      and Director of Arbitration,
                                                         Philadelphia Stock Exchange,
                                                         1989-1998.
------------------------------------------------------------------------------------------------------------------------------------
Christine M.                 Vice        Since           SEI Investments since 1999; Vice    N/A                    N/A
McCullough,               President    May, 2000         President and Assistant Secretary
43                            and                        of the Adviser, present; Associate,
                          Assistant                      White and Williams LLP,
                          Secretary                      1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
William E.                   Vice        Since           SEI Investments since 2000;         N/A                    N/A
Zitelli Jr.,              President    November,         Assistant Secretary of the
35                            and         2000           Administrator and Adviser,
                          Assistant                      present; Vice President, Merrill
                          Secretary                      Lynch & Co. Asset Management
                                                         Group, 1998-2000; Associate,
                                                         Pepper Hamilton LLP, 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------

1 Each trustee and officer may be contacted by writing to c/o STI Classic Funds, SEI Investments Company, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of May 31, 2004, the STI Classic Complex consisted of 52 Funds.
4 Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of
  1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser. Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS   (concluded)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                      NUMBER OF
                                           OFFICE                                       PORTFOLIOS
                                             AND                 PRINCIPAL             IN STI CLASSIC
     NAME               POSITION(S)       LENGTH OF            OCCUPATION(S)             COMPLEX           OTHER DIRECTORSHIPS
   ADDRESS,              HELD WITH          TIME                DURING PAST              OVERSEEN BY             HELD BY
   AND AGE(1)            THE TRUST         SERVED                 5 YEARS               BOARD MEMBER           BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------
Douglas Phillips,           Vice          Since          President, Chief Executive Officer  N/A                    N/A
56                        President      August,         and Chief Investment Officer
                             and          2003           of Trusco Capital Management,
                          Assistant                      Inc. since its inception in
                          Secretary                      November 1984.
------------------------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb,            Vice         Since           Chief Compliance Officer and        N/A                    N/A
51                        President    November,         Vice President of Trusco Capital
                             and         2003            Management, Inc. since March
                          Assistant                      2003 and President of Investment
                          Secretary                      Industry Consultants, LLC since
                                                         June 2000. Director of Compliance
                                                         at INVESCO, Inc. from March 1995 to
                                                         June 2000.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Lentz,             Vice         Since           Vice President and Manager of       N/A                    N/A
43                        President    November,         Special Entities in Financial
                             and         2003            Intelligence Unit of SunTrust
                          Assistant                      Bank since 2002. Vice President
                          Secretary                      of the Third Party Mutual Funds
                                                         Unit of SunTrust Bank, 1996-2002.
------------------------------------------------------------------------------------------------------------------------------------
John Munera,                Vice         Since           Middle Office Compliance Officer    N/A                    N/A
41                        President    November,         at SEI Investments since 2000.
                             and         2003            Supervising Examiner at Federal
                          Assistant                      Reserve Bank of Philadelphia
                          Secretary                      1998-2000.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer E. Spratley,     Treasurer      Since           Funds Accounting Director, SEI      N/A                    N/A
35                           and       May, 2000         Investments, 1999-present; Audit
                             CFO                         Manager, Ernst & Young LLP,
                                                         1991-1999.
------------------------------------------------------------------------------------------------------------------------------------

1 Each officer may be contacted by writing to c/o STI Classic Funds, SEI Investments Company, Oaks, PA 19456.

NOTICE TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2004                                                                      (UNAUDITED)


For the shareholder  that do not have a May 31, 2004 tax year end, this notice is for  informational  purposes only. For shareholders with a May 31, 2004 tax year end, please consult your tax advisor as to the pertinence of this notice.  For the fiscal year ended May 31, 2004,  each Fund is  designating  the following  items with regard to  distributions  paid during the year:

                                                                                                          DIVIDENDS
                                             LONG TERM                                                    QUALIFYING
                                            (20% RATE)      RETURN         ORDINARY                      FOR CORPORATE
                                           CAPITAL GAIN   OF CAPITAL        INCOME           TOTAL       DIVIDENDS REC.
FUND                                       DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTIONS (1)
----                                       ------------   ------------   -------------   -------------   --------------
Aggressive Growth Stock Fund ............      0.00%          0.00%          00.00%          00.00%           00.00%
Balanced Fund ...........................      0.00%          0.00%         100.00%         100.00%           30.75%
Capital Appreciation Fund ...............      0.00%          0.00%          00.00%          00.00%           00.00%
Emerging Growth Stock Fund ..............      0.00%          0.00%          00.00%          00.00%           00.00%
Growth and Income Fund ..................      0.00%          0.00%         100.00%         100.00%          100.00%
Information and Technology Fund .........      0.00%          0.00%          00.00%          00.00%           00.00%
International Equity Fund ...............      0.00%          0.00%         100.00%         100.00%           00.00%
International Equity Index Fund .........      0.00%          0.00%         100.00%         100.00%           00.00%
Life Vision Aggressive Growth Fund ......      0.00%          8.63%          91.37%         100.00%           00.00%
Life Vision Conservative Fund ...........      0.00%          0.00%         100.00%         100.00%           00.00%
Life Vision Growth and Income Fund ......      0.00%          0.00%         100.00%         100.00%           00.00%
Life Vision Moderate Growth Fund ........      0.00%          0.00%         100.00%         100.00%           00.00%
Mid-Cap Equity Fund .....................      0.00%          0.00%         100.00%         100.00%          100.00%
Mid-Cap Value Equity Fund ...............      0.00%          0.00%         100.00%         100.00%          100.00%
Small Cap Growth Stock Fund .............      0.00%          0.00%          00.00%          00.00%           00.00%
Small Cap Value Equity Fund .............      0.00%          0.00%         100.00%         100.00%           99.98%
Strategic Quantitative Fund .............      0.00%          0.00%         100.00%         100.00%            5.74%
Tax Sensitive Growth Stock Fund (4) .....      0.00%          0.00%           0.00%           0.00%            0.00%
Value Income Stock Fund .................      0.00%          0.00%         100.00%         100.00%          100.00%

---------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and
    Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by the law.
(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions."
(4) Information reflects fund activity based on the Fund's October 31, 2003 tax reporting year.

-----------------------------------------------------------------------------------------------------------------------


                                            QUALIFYING
                                             DIVIDEND          FOREIGN
                                              INCOME             TAX
                                           (15% TAX RATE     WITHHOLDING
FUND                                        FOR QDI) (2)   PASS THROUGH (3)
----                                       -------------   ----------------
Aggressive Growth Stock Fund ............      00.00%            0.00%
Balanced Fund ...........................      35.86%            0.00%
Capital Appreciation Fund ...............      00.00%            0.00%
Emerging Growth Stock Fund ..............      00.00%            0.00%
Growth and Income Fund ..................     100.00%            0.00%
Information and Technology Fund .........      00.00%            0.00%
International Equity Fund ...............     100.00%           18.32%
International Equity Index Fund .........      61.66%           18.41%
Life Vision Aggressive Growth Fund ......     100.00%            0.00%
Life Vision Conservative Fund ...........       4.49%            0.00%
Life Vision Growth and Income Fund ......      34.30%            0.00%
Life Vision Moderate Growth Fund ........      15.51%            0.00%
Mid-Cap Equity Fund .....................     100.00%            0.00%
Mid-Cap Value Equity Fund ...............     100.00%            0.00%
Small Cap Growth Stock Fund .............      00.00%            0.00%
Small Cap Value Equity Fund .............     100.00%            0.00%
Strategic Quantitative Fund .............       5.22%            0.00%
Tax Sensitive Growth Stock Fund (4) .....       0.00%            0.00%
Value Income Stock Fund .................     100.00%            0.00%

NOTES
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

       STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by an affiliate of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

               This information must be preceded or accompanied by
                  a current prospectus for each Fund described.

Information regarding the Adviser, and thus the Funds' Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, option 5, or by visiting STIClassicFunds.com. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) by calling 1-800-874-4770.


[STI Classic LOGO OMITTED]

BACKED BY TRADITION. STRENGTHENED BY EXPERIENCE.SM



                                                                  STI-AR-001-004

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the Board's Audit Committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert," the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the Audit Committees met some of the qualifications. The Board also determined that the Audit Committee members collectively have many years of experience in business and finance, including working with mutual fund financial statements and auditors, and that in light of the nature of the accounting and valuation issues the registrant's portfolios have presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PWC") related to the Trust

PWC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                           2004                                                   2003
--------------------------------------------------------------------------------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
--------------------------------------------------------------------------------------------------------------------------------
(a)     Audit      $ 563,000         N/A               $ 0               $ 448,509         N/A               $ 0
        Fees(1)


--------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-     $ 72,000 (2)      $ 60,000 (3)      $ 1,795,277 (4)   $ 61,500 (2)      $ 0               $ 1,498,453 (4)
        Related
        Fees

--------------------------------------------------------------------------------------------------------------------------------
(c)     Tax Fees   $ 0               $ 0               $ 0               $ 0               $ 0               $ 0

--------------------------------------------------------------------------------------------------------------------------------
(d)     All        $ 0               $ 0               $ 0               $ 0               $ 0               $ 0
        Other
        Fees

--------------------------------------------------------------------------------------------------------------------------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
   (2) Services related to security count examinations under Rule 17f-2 of the Investment Company Act for 2004 and 2003 fiscal years.
   (3) Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) in 2003.
   (4) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.

(e)(1) The registrant has adopted an Audit and Non-Audit Services Pre-Approval Policy, as follows:

I.       Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the "Act"), and rules adopted by the Securities and Exchange Commission ("SEC") require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to the STI Classic Funds and the STI Classic Variable Trust (the "Trusts") and their respective portfolios (the "Funds") by its independent accountant ("Auditor"),1 as well as non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

                             WHERE PRE-APPROVAL IS REQUIRED

--------------------------------------------------------------------------------------------------------
                                      AUDIT SERVICE                     NON-AUDIT SERVICE
--------------------------------------------------------------------------------------------------------
Fund                                       Yes                                    Yes
--------------------------------------------------------------------------------------------------------
Adviser                                    No                    Yes, if directly related to
                                                                 Fund operation and financial reporting

--------------------------------------------------------------------------------------------------------
Service Affiliate 2                        No                    Yes, if directly related to
                                                                 Fund operation and financial reporting

--------------------------------------------------------------------------------------------------------

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trusts and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

--------------------------------------------------------------------------------
1 The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, BUT ONLY IF:
         o the value of all such services do not exceed 5% of total revenues paid by the Fund, the Adviser and Service Affiliates to the Auditor in the fiscal year when services are provided; 1
         o the services were not recognized as non-audit services at the time they were provided; and
         o the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2        A list of Service Affiliates is set out in Exhibit I, attached hereto.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trusts may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections II and VI below.

II.      Delegation

As contemplated by the Act and applicable SEC rules, the Audit Committee hereby delegates to the Chairperson of the Audit Committee the authority to approve the engagement of the independent auditor to provide non-audit services as permitted by the Act, to the extent that such non-audit services are not pre-approved by the entire Audit Committee as set forth herein. The Chairman shall report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.     Audit Services

The annual Audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trusts' financial statements. The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all Audit services for the Trusts.

IV.      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trusts' financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all Audit-related services for the Trusts.

V.       Tax Services

Tax services to the Trusts include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trusts.

VI.      All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, 3 that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the auditor, and are consistent with the SEC's rules on auditor independence. The Audit Committee will pre-approve all other services for the Trusts.


--------------------------------------------------------------------------------
3        A list of specific prohibited non-audit services is set out in
         Exhibit II, attached hereto.

VII.     Procedures

Annually, the Audit Committee will review and approve the types of services to be provided by the Auditor and review the projected fees for the next fiscal year at a regularly scheduled meeting. That approval will acknowledge that the Audit Committee is in agreement with the specific types of services that the Auditor will be permitted to perform.

If subsequent to the annual approval by the Audit Committee, the Funds' or the Trusts or any Service Affiliate seeks to engage the Auditor to perform a service that was not approved, the Auditor, upon learning of such proposed engagement, should submit the proposed engagement to the Trusts' [Treasurer or the Adviser] and if the service fits within the independence guidelines, the [Treasurer or the Adviser] will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific approval can be obtained. If the timing of the project is critical and the project needs to commence before the regularly scheduled meeting, the specific pre-approval by the Chairperson of the Audit Committee must be obtained before any services are provided. The [Treasurer or the Adviser] will arrange this. The Auditor must not commence any such project until specific approval has been given.

VIII.    Recordkeeping

The Trusts shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied. 4

IX.      Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

Exhibit I

STI CLASSIC FUNDS/STI CLASSIC VARIABLE TRUST
Service Affiliates
Subject to Pre-Approval of Non-Audit Services
   o     Trusco Capital Management, Inc.
   o     SunTrust Banks, Inc.
   o     SunTrust Securities Inc.
   o     SunTrust Robinson Humphrey
   o     [any other affiliates that provide services to the Trusts]

--------------------------------------------------------------------------------
4        See footnote 1 herein.

Exhibit II

STI CLASSIC FUNDS/STI CLASSIC VARIABLE TRUST
Prohibited Non-Audit Services
   o Bookkeeping or other services related to the accounting records or financial statements of the audit client
   o     Financial information systems design and implementation
   o Appraisal or valuation services, fairness opinions or contribution-in-kind reports
   o     Actuarial services
   o     Internal audit outsourcing services
   o     Management functions
   o     Human resources
   o     Broker-dealer, investment adviser or investment banking services
   o     Legal services
   o     Expert services unrelated to the audit


(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------------------------------------------
                                                   2004             2003
                ---------------------------------------------------------------
                Audit-Related Fees                 0 %               0 %
                ---------------------------------------------------------------
                Tax Fees                           0 %               0 %
                ---------------------------------------------------------------
                All Other Fees                     0 %               0 %

                ---------------------------------------------------------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by PWC for the last two fiscal years were $1,855,277 and $1,498,453 for 2004 and 2003, respectively.

(h) The audit committee of the registrant's Board of Trustees reviewed and considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 11. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               STI Classic Funds


By (Signature and Title)*                  /s/ James F. Volk
                                           -------------------------------------
                                           James F. Volk, President

Date 07/26/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ James F. Volk
                                           -------------------------------------
                                           James F. Volk, President

Date 07/26/04


By (Signature and Title)*                  /s/ Jennifer E. Spratley
                                           -------------------------------------
                                           Jennifer E. Spratley, Treasurer & CFO

Date 07/26/04
* Print the name and title of each signing officer under his or her signature.